Exhibit 4.1

EXECUTION COPY

FIRST-LIEN GUARANTEE AND COLLATERAL AGREEMENT

dated as of

March 29, 2007

among

BROADCAST MEDIA PARTNERS HOLDINGS, INC.,

UMBRELLA ACQUISITION, INC.

(to be merged with and into UNIVISION COMMUNICATIONS INC.),

the Subsidiaries of UNIVISION COMMUNICATIONS INC.

from time to time party hereto

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as First-Lien Collateral Agent

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TABLE OF CONTENTS

(continued)

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Schedules

Schedule I	Subsidiary Guarantors
Schedule II	Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Offices for UCC Filings
Schedule V	UCC Information
Schedule VI	Commercial Tort Claims and Chattel Paper
Exhibits

Exhibit A	Form of Supplement

FIRST-LIEN GUARANTEE AND COLLATERAL AGREEMENT dated as of March 29, 2007 (this “Agreement”), among BROADCAST MEDIA PARTNERS HOLDINGS, INC., a Delaware corporation (“Holdings”), UMBRELLA ACQUISITION, INC., a Delaware corporation (“Merger Sub”) to be merged with and into UNIVISION COMMUNICATIONS INC. (the “Company”), UNIVISION OF PUERTO RICO INC., a Delaware corporation (“Subsidiary Borrower” and together with the US Borrower (as defined in the Credit Agreement referred to below), the “Borrowers” and each, a “Borrower”), the subsidiaries of the US Borrower from time to time party hereto and DEUTSCHE BANK AG NEW YORK BRANCH, as first-lien collateral agent (in such capacity, the “First-Lien Collateral Agent”).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of March 29, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (the “Lenders”) and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), the First-Lien Collateral Agent and Deutsche Bank AG New York Branch, as second-lien collateral agent (in such capacity, the “Second-Lien Collateral Agent”).

The First-Lien Lenders and each Issuing Bank (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) have agreed to extend credit to the Borrowers, in each case pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The Hedge Creditors have agreed (or may in the future agree) to enter into Hedging Obligations with one or more Loan Parties. The obligations of the First-Lien Lenders and each Issuing Bank to extend credit to the Borrowers, and the agreement of the Hedge Creditors to enter into and maintain Hedging Obligations with one or more Loan Parties, are, in each case, conditioned upon, among other things, the execution and delivery of this Agreement by each Borrower and each Guarantor. Each Guarantor is an affiliate of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and from the entering into and/or maintaining of such Hedging Obligations and is willing to execute and deliver this Agreement in order to induce the First-Lien Lenders and the Issuing Banks to extend such credit or the Hedge Creditors to enter into and maintain such Hedging Obligations. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Credit Agreement. All capitalized terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified therein. All references to the Uniform Commercial Code shall mean the New York UCC unless the context requires otherwise; the term “Instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Administrative Agent” shall have the meaning assigned to such term in the preliminary statement.

“After-Acquired Intellectual Property” shall have the meaning assigned to such term in Section 3.06(e).

“Agreement” shall have the meaning assigned to such term in the preamble.

“Bankruptcy Default” shall mean an Event of Default of the type described in Sections 7.01(g) and (h) of the Credit Agreement.

“Borrowers” shall have the meaning assigned to such term in the preamble.

“Cash Collateral Account” shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the First-Lien Collateral Agent for the benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders) into which shall be deposited cash collateral in respect of Letters of Credit.

“Claiming Guarantor” shall have the meaning assigned to such term in Section 5.02.

“Collateral” shall have the meaning assigned to such term in Section 3.01.

“Company” shall have the meaning assigned to such term in the preamble.

“Contributing Guarantor” shall have the meaning assigned to such term in Section 5.02.

“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third person under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

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“Copyrights” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those listed on Schedule III and (c) all causes of action arising prior to or after the date hereof for infringement of any Copyright or unfair competition regarding the same.

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement.

“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest.

“Excluded Collateral” shall mean:

(a) all cash and cash equivalents;

(b) any Deposit Accounts and Securities Accounts;

(c) all vehicles the perfection of a security interest in which is excluded from the UCC in the relevant jurisdiction;

(d) subject in all respects to clause (h) of this definition below, any General Intangibles or other rights arising under contracts, Instruments, licenses, license agreements or other documents, to the extent (and only to the extent) that the grant of a security interest would (i) constitute a violation of a restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, (ii) give any other party to such contract, Instrument, license, license agreement or other document the right to terminate its obligations thereunder, or (iii) violate any law, provided, however, that (1) any portion of any such General Intangible or other right shall cease to constitute Excluded Collateral pursuant to this clause (d) at the time and to the extent that the grant of a security interest therein does not result in any of the consequences specified above and (2) the limitation set forth in this clause (d) above shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such General Intangible or other right, to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective by any applicable law, including the UCC;

(e) any Letter-of-Credit Rights, to the extent the relevant Grantor is required by applicable law to apply the proceeds of such Letter of Credit Rights for a specified purpose;

(f) Investment Property consisting of voting Equity Interests of any non-U.S. subsidiary in excess of 65% of the Equity Interests representing the total combined voting power of all classes of Equity Interests of such non-U.S. subsidiary entitled to vote;

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(g) as to which the Collateral Agent, at the request of the US Borrower, reasonably determines that the costs of obtaining a security interest in any specifically identified assets or category of assets (or perfecting the same) are excessive in relation to the benefit to the Secured Parties of the security afforded thereby;

(h) any FCC License, to the extent that any law, regulation, permit, order or decree of any Governmental Authority in effect at the time applicable thereto prohibits the creation of a security interest therein, provided, however, that (i) the right to receive any payment of money in respect of such FCC License (including, without limitation, general intangibles for money due or to become due), and (ii) any proceeds, products, offspring, accessions, rents, profits, income or benefits of any FCC License shall not constitute Excluded Collateral, provided further, however, that in the event that such law, regulation, permit, order or decree shall be amended, modified or interpreted to permit (or shall be replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) the creation of a security interest in such FCC License, such FCC License will automatically be deemed to be a part of the Collateral (and shall cease to be Excluded Collateral);

(i) Equipment owned by any Grantor on the date hereof or hereafter acquired that is subject to a Lien securing a purchase money obligation or Capitalized Lease Obligation permitted to be incurred pursuant to the Credit Agreement, if the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money obligation or Capitalized Lease Obligation) validly prohibits the creation of any other Lien on such Equipment;

(j) any interest in joint ventures and non-wholly owned subsidiaries which cannot be pledged without the consent of one or more third parties;

(k) applications filed in the United States Patent and Trademark Office to register trademarks or service marks on the basis of any Grantor’s “intent to use” such trademarks or service marks unless and until the filing of a “Statement of Use” or “Amendment to Allege Use” has been filed and accepted, whereupon such applications shall be automatically subject to the Lien granted herein and deemed included in the Collateral;

(l) subject to Section 7.14(e), any Equity Interests in any subsidiary and/or other securities issued by any subsidiary to the extent that the pledge of such Equity Interests and/or such other securities would result in the US Borrower being required to file separate financial statements of such subsidiary with the SEC pursuant to Rule 3-10 or Rule 3-16 of Regulation S-X promulgated under the Exchange Act of 1934, as amended, but only to the extent necessary to not be subject to such requirement and only with respect to the relevant Existing Senior Notes affected; and

(m) any direct Proceeds, substitutions or replacements of any of the foregoing, but only to the extent such Proceeds, substitutions or replacements would otherwise constitute Excluded Collateral.

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Furthermore, no term used in the definition of Collateral (or any component definition thereof) shall be deemed to include any Excluded Collateral.

“Existing Senior Notes Indenture” shall mean the Indenture dated as of July 18, 2001, between the Company, as issuer, and The Bank of New York, as trustee, as supplemented and any Officer’s Certificate issued thereunder with respect to the Existing Senior Notes.

“Existing Senior Note Holders” shall mean the holders from time to time of the Existing Senior Notes.

“Existing Senior Note Obligations” shall mean (a) the due and punctual payment of the unpaid principal amount of, and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on, the Existing Senior Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) the due and punctual performance of all other obligations of the Company under or pursuant to the Existing Senior Notes Indenture.

“Existing Senior Note Trustee” shall mean the trustee under the Existing Senior Notes Indenture.

“Existing Senior Notes” shall mean the collective reference to (a) the Company’s 7.85% Notes due 2011, (b) the Company’s 3.50% Senior Notes due 2007 and (c) the Company’s 3.875% Senior Notes due 2008.

“Federal Securities Laws” shall have the meaning assigned to such term in Section 4.05.

“First-Lien Collateral Agent” shall have the meaning assigned to such term in the preamble.

“First-Lien Loan Documents” shall mean the Credit Agreement, each First-Lien Security Document and each other Loan Document that evidences or governs any First-Lien Obligations.

“First-Lien Loans” shall mean all Loans under, and as defined in, the Credit Agreement (other than Second-Lien Loans).

“Fraudulent Conveyance” shall have the meaning assigned to such term in Section 2.01.

“Grantors” shall mean the Borrowers and the Guarantors.

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“Guarantors” shall mean Holdings and the Subsidiary Guarantors.

“Hedge Creditor” shall mean, with respect to the Hedging Obligations of a Loan Party, a counterparty that is the Administrative Agent or a First-Lien Lender or an Affiliate of the Administrative Agent or a First-Lien Lender as of the Closing Date or at the time such Hedging Obligation is entered into.

“Holdings” shall have the meaning assigned to such term in the preamble.

“Intellectual Property” shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by such Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, software and databases and all other proprietary information, including but not limited to Domain Names, and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Investment Property” shall mean (a) all “investment property” as such term is defined in the New York UCC (other than Excluded Collateral) and (b) whether or not constituting “investment property” as so defined, all Pledged Debt Securities and Pledged Stock.

“License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any Grantor is a party, including those listed on Schedule III.

“Loan Document Obligations” shall mean (a) the due and punctual payment of (i) the principal of and interest (including interest accrued or accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on any and all First-Lien Loans, in each case in accordance with the rate specified in the Credit Agreement as when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by a Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral in respect of any Letter of Credit, (iii) any and all sums advanced by the First-Lien Collateral Agent in order to preserve the Collateral or to preserve its security interest therein, in each case, to the extent permitted by the First-Lien Loan Documents and (iv) all other monetary obligations of the Borrowers to any of the Secured Parties under the Credit Agreement and each of the other First-Lien Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual

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performance of all other obligations of the Borrowers under or pursuant to the Credit Agreement and each of the other First-Lien Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other First-Lien Loan Documents, in each case, whether outstanding on the date hereof or incurred or arising from time to time after the date of this Agreement.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Merger Sub” shall have the meaning assigned to such term in the preamble.

“Obligations” shall mean (a) the Loan Document Obligations and (b) the due and punctual payment and performance of all Hedging Obligations of each Loan Party owing to a Hedge Creditor, in each case, whether outstanding on the date hereof or arising from time to time following the date of this Agreement.

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third person, is in existence, and all rights of any Grantor under any such agreement.

“Patents” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Permitted Liens” shall mean (a) with respect to the Obligations, all “Permitted Liens” as such term is defined in the Credit Agreement and (b) with respect to any series of Existing Senior Notes, all “Permitted Liens” as such term is defined in the Officer’s Certificate applicable for such series issued under the Existing Senior Notes Indenture.

“Pledged Collateral” shall mean (a) the Pledged Stock, (b) the Pledged Debt Securities, (c) subject to Section 3.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b)

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above, (d) subject to Section 3.05, all rights of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above and (e) all Proceeds of any of the foregoing.

“Pledged Debt Securities” shall mean (a) the debt securities and promissory notes held by any Grantor on the date hereof (including all such debt securities and promissory notes listed opposite the name of such Grantor on Schedule II), (b) any debt securities or promissory notes in the future issued to such Grantor and (c) any other instruments evidencing the debt securities described above, if any.

“Pledged Securities” shall mean any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” shall mean (a) as of the Closing Date, the Equity Interests of the US Borrower and (b) thereafter, to the extent the same do not constitute Excluded Collateral, (i) the Equity Interests owned by any Grantor (including all such Equity Interests listed on Schedule II) and (ii) any other Equity Interest obtained in the future by such Grantor and (b) the certificates, if any, representing all such Equity Interests.

“SEC” shall mean the United States Securities and Exchange Commission and any successor thereto.

“Secured Parties” shall mean (a) the First-Lien Lenders, (b) the Administrative Agent, (c) the First-Lien Collateral Agent, (d) the Issuing Banks, (e) each Hedge Creditor, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any First-Lien Loan Document and (g) the permitted successors and assigns of each of the foregoing.

“Security Interest” shall have the meaning assigned to such term in Section 3.01.

“Subsidiary Guarantor” shall mean any of the following: (a) the Subsidiaries identified on Schedule I hereto as Subsidiary Guarantors and (b) each other subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the Closing Date.

“Termination Date” shall mean the date upon which all Commitments (other than the Second-Lien Commitments) have terminated, no Letters of Credit are outstanding (or if Letters of Credit remain outstanding, as to which an L/C Backstop exists), and the First-Lien Loans and L/C Exposure, together with all interest, Fees and other non-contingent First-Lien Obligations, have been paid in full in cash.

“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third person, and all rights of any Grantor under any such agreement.

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“Trademarks” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby, (c) all other assets, rights and interests that uniquely reflect or embody such goodwill and (d) all causes of action arising prior to or after the date hereof for infringement of any trademark or unfair competition regarding the same.

SECTION 1.03. Intercreditor Agreement. All rights and obligations of the First-Lien Collateral Agent, the other Secured Parties, the Existing Senior Noteholders and the Existing Senior Note Trustee under this Agreement shall be subject to the Intercreditor Agreement. In the event of any conflict between the terms hereof and of the Intercreditor Agreement, the Intercreditor Agreement shall govern and control.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor absolutely, irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each Guarantor waives (to the extent permitted by applicable law) presentment to, demand of payment from and protest to the Borrowers or any other Loan Party of any Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

Notwithstanding any provision of this Agreement to the contrary, it is intended that this Agreement, and any Liens granted hereunder by each Guarantor to secure the obligations and liabilities arising pursuant to this Agreement, not constitute a “Fraudulent Conveyance” (as defined below). Consequently, each Guarantor agrees that if this Agreement, or any Liens securing the obligations and liabilities arising pursuant to this Agreement, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Agreement and each such Lien shall be valid and enforceable only to the maximum extent that would not cause this Agreement or such Lien to constitute a Fraudulent Conveyance, and this Agreement shall automatically be deemed to have been

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amended accordingly at all relevant times. For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance or fraudulent transfer under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

SECTION 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right (except such as shall be required by applicable law and cannot be waived) to require that any resort be had by the First-Lien Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any Deposit Account or credit on the books of the First-Lien Collateral Agent or any other Secured Party in favor of the Borrowers or any other person.

SECTION 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.14, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the First-Lien Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document (other than pursuant to the terms of a waiver, amendment, modification or release of this Agreement in accordance with the terms hereof) or any other agreement, including with respect to the release of any other Guarantor under this Agreement and so long as any such amendment, modification or waiver of any Loan Document is made in accordance with Section 9.08 of the Credit Agreement, (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the First-Lien Collateral Agent or any other Secured Party for the Obligations or any of them, (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations, or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the occurrence of the Termination Date). Each Guarantor expressly authorizes the First-Lien Collateral Agent, in accordance with the Credit Agreement and applicable law, to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of either Borrower or any other

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Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrowers or any other Loan Party, other than the occurrence of the Termination Date. The First-Lien Collateral Agent and the other Secured Parties may, in accordance with the Credit Agreement and applicable law, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with either Borrower or any other Loan Party or exercise any other right or remedy available to them against either Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Termination Date has occurred. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against either Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the First-Lien Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of either Borrower, any other Loan Party or otherwise, notwithstanding the occurrence of the Termination Date.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the First-Lien Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of either Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the First-Lien Collateral Agent for distribution to the Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the First-Lien Collateral Agent as provided above, all rights of such Guarantor against either Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower’s and each other Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the First-Lien Collateral Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

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ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations), each Grantor hereby assigns and pledges to the First-Lien Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), and hereby grants to the First-Lien Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), a security interest (the “Security Interest”), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (but excluding any Excluded Collateral, collectively, the “Collateral”):

(i) all Accounts;

(ii) the Cash Collateral Account and all cash, securities, Instruments and other property deposited or required to be deposited therein;

(iii) all Commercial Tort Claims;

(iv) all Chattel Paper;

(v) all Documents;

(vi) all Equipment;

(vii) all General Intangibles;

(viii) all Goods;

(ix) all Instruments;

(x) all Inventory;

(xi) all Investment Property;

(xii) all Intellectual Property;

(xiii) all Letter-of-Credit Rights;

(xiv) all Pledged Collateral;

(xv) all books and records pertaining to the Collateral;

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(xvi) all Supporting Obligations; and

(xvii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding the foregoing, Collateral shall include cash, cash equivalents and securities to the extent the same constitute Proceeds and products of any item set forth in clauses (i) through (xvii) above, but in no event shall any control agreements be required to be obtained in respect thereof.

(b) Each Grantor hereby authorizes the First-Lien Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (x) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (y) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Collateral relates. Each Grantor agrees to provide such information to the First-Lien Collateral Agent promptly upon written request. The First-Lien Collateral Agent agrees, upon request by the US Borrower and at its expense, to furnish copies of such filings to the US Borrower.

(c) The First-Lien Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the First-Lien Collateral Agent as secured party. The First-Lien Collateral Agent agrees, upon request by the US Borrower and at its expense, to furnish copies of such filings to the US Borrower.

(d) The Security Interest is granted as security only and, except as otherwise required by applicable law, shall not subject the First-Lien Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral. Nothing contained in this Agreement shall be construed to make the First-Lien Collateral Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership, neither the First-Lien Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the First-Lien Collateral Agent shall become the owner of Pledged Collateral consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the First-Lien Collateral Agent, any other Secured Party, any Grantor and/or any other Person.

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SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the First-Lien Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the First-Lien Collateral Agent, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement.

(b) Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been prepared by the First-Lien Collateral Agent based upon the information provided to the First-Lien Collateral Agent and the Secured Parties by the Grantors for filing in each governmental, municipal or other office specified on Schedule IV hereof (or specified by notice from the US Borrower to the First-Lien Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.09 of the Credit Agreement), which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary as of the Closing Date (or after the Closing Date, in the case of filings, recordings or registrations required by Section 5.09 of the Credit Agreement) to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the First-Lien Collateral Agent (for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders)) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that, to the extent the Collateral consists of Intellectual Property, a fully executed agreement in the form hereof or, alternatively, each applicable short form security agreement in the form attached to the Credit Agreement as Exhibits F-A1, F-A2 and F-A3, and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights has been or will be delivered to the First-Lien Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any

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other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the First-Lien Collateral Agent (for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders)) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of United States federally registered Patents, Trademarks and Copyrights (and applications therefor) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all Collateral securing the payment and performance of the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations), (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any state thereof) pursuant to the Uniform Commercial Code and (iii) subject to the filings described in Section 3.02(b), a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or the applicable short form security agreement) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Permitted Liens.

(d) Schedule II correctly sets forth as of the Closing Date the percentage of the issued and outstanding shares or units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder.

(e) The Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock issued by a corporation, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other loss affecting creditors’ rights generally and general principles of equity or at law.

(f) Schedule V correctly sets forth as of the Closing Date (i) the exact legal name of each Grantor, as such name appears in its respective certificate or articles of incorporation or formation, (ii) the jurisdiction of organization of each Grantor, (iii) the mailing address of each Grantor, (iv) the organizational identification number, if any, issued by the jurisdiction of organization of each Grantor, (v) the identity or type of organization of each Grantor and (vi) the Federal Taxpayer Identification Number, if any, of each Grantor which is a Specified Loan Party. The US Borrower agrees to update the information required pursuant to the preceding sentence as provided in Sections 5.04(i) and 5.06 of the Credit Agreement.

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(g) The Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens.

(h) Notwithstanding the foregoing or anything else in this Agreement to the contrary, no representation, warranty or covenant is made with respect to the creation or perfection of a security interest in Collateral to the extent such creation or perfection would require (i) any filing other than a filing in the United States of America, any state thereof and the District of Columbia or (ii) other action under the laws of any jurisdiction other than the United States of America, any state thereof and the District of Columbia.

(i) As of the Closing Date, no Grantor holds (i) any Commercial Tort Claims or (ii) any interest in any Chattel Paper, in each case, in an amount in excess of $10,000,000 individually, except as described in Schedule VI hereto.

(j) Each Grantor represents and warrants that (x) the Trademarks, Patents and Copyrights listed on Schedule III include all United States federal registrations and pending applications for Trademarks, Patents and Copyrights, all as in effect as of the date hereof, that such Grantor owns and that are material to the conduct of its business as of the date hereof and (y) all Domain Names listed on Schedule III include all Domain Names in which such Grantor has rights as of the date hereof that are material to the conduct of its business as of the date hereof.

SECTION 3.03. Covenants.

(a) Subject to Section 3.02(h), each Grantor shall, at its own expense, take all commercially reasonable actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the First-Lien Collateral and the priority thereof against any Lien which does not constitute a Permitted Lien.

(b) Subject to Section 3.02(h), each Grantor agrees, upon written request by the First-Lien Collateral Agent and at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the First-Lien Collateral Agent may from time to time reasonably deem necessary to obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith.

(c) At its option, but only following 5 Business Days’ written notice to each Grantor of its intent to do so, the First-Lien Collateral Agent may discharge past due Taxes, assessments, charges, fees or Liens at any time levied or placed on the Collateral which do not constitute a Permitted Lien, and may pay for the maintenance and

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preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, and each Grantor jointly and severally agrees to reimburse the First-Lien Collateral Agent within 30 days after demand for any reasonable payment made or any reasonable expense incurred by the First-Lien Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the First-Lien Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees or Liens and maintenance as set forth herein or in the other Loan Documents.

(d) Each Grantor shall remain liable to observe and perform all conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof.

SECTION 3.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the First-Lien Collateral Agent to enforce, the Security Interest in the Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments in excess of $10,000,000 individually, such Grantor shall forthwith endorse, assign and deliver the same to the First-Lien Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the First-Lien Collateral Agent may from time to time reasonably specify.

(b) Investment Property. Subject to the terms hereof, if any Grantor shall at any time hold or acquire any Certificated Securities, such Grantor shall forthwith endorse, assign and deliver the same to the First-Lien Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the First-Lien Collateral Agent may from time to time reasonably specify. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof and supplement any prior schedule so delivered; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities and shall not in and of itself result in any Default or Event of Default. Each certificate representing an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 3.01 shall be physically delivered to the First-Lien Collateral Agent in accordance with the terms of the Credit Agreement and endorsed to the First-Lien Collateral Agent or endorsed in blank.

(c) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in an amount in excess of $10,000,000 individually in any Electronic Chattel Paper or any “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures

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in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the First-Lien Collateral Agent thereof and, at the request of the First-Lien Collateral Agent, shall take such action as the First-Lien Collateral Agent may reasonably request to vest in the First-Lien Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The First-Lien Collateral Agent agrees with such Grantor that the First-Lien Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the First-Lien Collateral Agent and so long as such procedures will not result in the First-Lien Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(d) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit in excess of $10,000,000 individually, now or hereafter issued in favor of such Grantor, such Grantor shall notify the First-Lien Collateral Agent thereof and, at the reasonable request and option of the First- Lien Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the First-Lien Collateral Agent, use commercially reasonable efforts to either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the First-Lien Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the First-Lien Collateral Agent to become the transferee beneficiary of the letter of credit, with the First-Lien Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

(e) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in excess of $10,000,000 individually, the Grantor shall notify the First-Lien Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the First-Lien Collateral Agent, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the First-Lien Collateral Agent.

(f) Security Interests in Property of Account Debtors. If at any time any Grantor shall take a security interest in any property of an Account

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Debtor or any other Person the value of which equals or exceeds $10,000,000 to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the First-Lien Collateral Agent for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

SECTION 3.05. Voting Rights; Dividends and Interest, Etc. Unless and until an Event of Default shall have occurred and be continuing and, except in the case of a Bankruptcy Default, the First-Lien Collateral Agent shall have given the Grantors notice of its intent to exercise its rights under this Agreement:

(a) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents and the Existing Senior Notes Indenture and applicable law.

(b) The First-Lien Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a) above.

(c) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are not prohibited by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents, the Existing Senior Notes Indenture and applicable law; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Collateral, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall be held in trust for the benefit of the First-Lien Collateral Agent and the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders) and shall be delivered to the First-Lien Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the First-Lien Collateral Agent) on or prior to the later to occur of (i) 30 days following the receipt thereof and (ii) the earlier of the date of the required delivery of the Pricing Certificate following the receipt of such items and the date which is 45 days after the end of the most recently ended fiscal quarter.

SECTION 3.06. Additional Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Except as could not reasonably be expected to have a Material Adverse Effect, each Grantor agrees that it will not, and will use commercially reasonable efforts to not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public.

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(b) Except as could not reasonably be expected to have a Material Adverse Effect, each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, use commercially reasonable efforts to maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use.

(c) Except as could not reasonably be expected to have a Material Adverse Effect (and subject to Section 7.15(a) hereof), each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, use commercially reasonable efforts to continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary to establish and preserve its rights under applicable copyright laws.

(d) Except to the extent failure to act could not reasonably be expected to have a Material Adverse Effect, each Grantor will take all reasonable and necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(e) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property after the Closing Date (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Collateral subject to the terms and conditions of this Agreement. At the time of any required delivery of information pursuant to Section 5.04(i) of the Credit Agreement, the relevant Grantor shall sign and deliver to the First-Lien Collateral Agent an appropriate Intellectual Property Security Agreement with respect to all applicable U.S. federally registered (or application for U.S. federally registered) After-Acquired Intellectual Property owned by it as of the last day of applicable fiscal quarter, to the extent that such Intellectual Property is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it.

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ARTICLE IV

Remedies

SECTION 4.01. Pledged Collateral. (a) Upon the occurrence and during the continuance of an Event of Default and with notice to the US Borrower, the First-Lien Collateral Agent, on behalf of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the First-Lien Collateral Agent. Upon the occurrence and during the continuance of an Event of Default and with notice to the relevant Grantor, the First-Lien Collateral Agent shall at all times have the right to exchange the certificates representing any Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

(b) Upon the occurrence and during the continuance of an Event of Default, after the First-Lien Collateral Agent shall have notified the US Borrower in writing of the suspension of their rights under paragraph (c) of Section 3.05, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (c) of Section 3.05 shall cease, and all such rights shall thereupon become vested in the First-Lien Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of Section 3.05 shall be held in trust for the benefit of the First-Lien Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the First-Lien Collateral Agent upon demand in the same form as so received (with any necessary endorsement or instrument of assignment). Any and all money and other property paid over to or received by the First-Lien Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the First-Lien Collateral Agent in an account to be established by the First-Lien Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.03. After all Events of Default have been cured or waived, the First-Lien Collateral Agent shall promptly repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (c) of Section 3.05 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and with notice to the US Borrower, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a) of Section 3.05, and the obligations of the First-Lien Collateral Agent under paragraph (b) of Section 3.05, shall cease, and all such rights shall thereupon become vested in the First-Lien Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided, however, that, unless otherwise directed by the Required First-Lien Lenders, the First-Lien Collateral Agent shall have the right from time to time following and during the

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continuance of an Event of Default and the provision of the notice referred to above to permit the Grantors to exercise such rights. To the extent the notice referred to in the first sentence of this paragraph (c) has been given, after all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a) of Section 3.05, and the First-Lien Collateral Agent shall again have the obligations under paragraph (b) of Section 3.05.

(d) Notwithstanding anything to the contrary contained in this Section 4.01, if a Bankruptcy Default shall have occurred and be continuing, the First-Lien Collateral Agent shall not be required to give any notice referred to in Section 3.05 or this Section 4.01 in order to exercise any of its rights described in said Sections, and the suspension of the rights of each of the Grantors under said Sections shall be automatic upon the occurrence of such Bankruptcy Default.

SECTION 4.02. Uniform Commercial Code and Other Remedies. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the First-Lien Collateral Agent on demand, and it is agreed that the First-Lien Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantor to the First-Lien Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the First-Lien Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements), and (b) to withdraw any and all cash or other Collateral from the Cash Collateral Account and to apply such cash and other Collateral to the payment of any and all Obligations (and to the extent provided in Section 6.01, to the payment of any and all Existing Senior Note Obligations) in the manner provided in Section 4.03, (c) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral without breach of the peace, and subject to the terms of any related lease agreement, to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and (d) generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the First-Lien Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange upon such commercially reasonable terms and conditions as it may deem advisable, for cash, upon credit or for future delivery as the First-Lien Collateral Agent shall deem appropriate. The First-Lien Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the First-Lien Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or

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purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The First-Lien Collateral Agent shall give each applicable Grantor 10 Business Days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the First-Lien Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the First-Lien Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the First-Lien Collateral Agent may (in its sole and absolute discretion) determine. The First-Lien Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The First-Lien Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the First-Lien Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the First-Lien Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party (and, to the extent provided in Section 6.01, any Existing Senior Note Holder) may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party (and, to the extent provided in Section 6.01, such Existing Senior Note Holder) from any Grantor as a credit against the purchase price, and such Secured Party (and, to the extent provided in Section 6.01, such Existing Senior Note Holder) may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the First-Lien Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the First-Lien Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations (and to the extent required by

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Section 6.01, the Existing Senior Note Obligations) paid in full. As an alternative to exercising the power of sale herein conferred upon it, the First-Lien Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

Each Grantor irrevocably makes, constitutes and appoints the First-Lien Collateral Agent (and all officers, employees or agents designated by the First-Lien Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required under the Credit Agreement or to pay any premium in whole or part relating thereto, the First-Lien Collateral Agent may, without waiving or releasing any obligation or liability of any Grantor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the First-Lien Collateral Agent deems advisable. All sums disbursed by the First-Lien Collateral Agent in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the First-Lien Collateral Agent and shall be additional Obligations secured hereby.

SECTION 4.03. Application of Proceeds. If an Event of Default shall have occurred and be continuing the First-Lien Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral in accordance with the requirements of the Intercreditor Agreement. Upon any sale of Collateral by the First-Lien Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the First-Lien Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the First-Lien Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 4.04. Grant of License to Use Intellectual Property. For the purpose of enabling the First-Lien Collateral Agent to exercise rights and remedies under this Agreement at such time as the First-Lien Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the First-Lien Collateral Agent an irrevocable (until the termination of this Agreement), nonexclusive license, subject in all respects to any existing licenses (exercisable without payment of royalty or other compensation to the Grantors), to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of

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such license by the First-Lien Collateral Agent may be exercised, at the option of the First-Lien Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the First-Lien Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

SECTION 4.05. Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the First-Lien Collateral Agent if the First-Lien Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the First-Lien Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that to the extent such restrictions and limitations apply to any proposed sale of Pledged Collateral, the First-Lien Collateral Agent may, with respect to any sale of such Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that to the extent such restrictions and limitations apply to any proposed sale of Pledged Collateral, the First-Lien Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the First-Lien Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the First-Lien Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.05 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the First-Lien Collateral Agent sells.

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ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 5.03), the Borrowers agree that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrowers shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part a claim of any Secured Party (and, to the extent provided in Section 6.01, any Existing Senior Note Holder), the Borrowers shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 5.02. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 5.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation, or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party (and, to the extent provided in Section 6.01, to the Existing Senior Note Holders), and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by a Borrower as provided in Section 5.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 5.02 shall be subrogated to the rights of such Claiming Guarantor under Section 5.01 to the extent of such payment.

SECTION 5.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 5.01 and 5.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the Loan Document Obligations (and, to the extent Section 6.01 is applicable, the Existing Senior Note Obligations) until the Termination Date; provided, that if any amount shall be paid to such Grantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held in trust for the benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders) and shall forthwith be paid to the First-Lien Collateral Agent to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 4.03. No failure on the part of a Borrower or any Guarantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or

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otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of its obligations hereunder.

ARTICLE VI

Equal and Ratable Provisions

SECTION 6.01. Equal and Ratable Security. This Agreement and the other Security Documents (a) secure the Existing Senior Note Obligations equally and ratably with all other Obligations to the extent (but only to the extent) required by Section 1008 of the Existing Senior Notes Indenture, (b) shall be construed and enforced accordingly and (c) shall be enforced in accordance with the terms of the Intercreditor Agreement.

SECTION 6.02. Termination. This Article VI shall cease to apply if and when (i) all of the Existing Senior Note Obligations have been fully satisfied and discharged (including in accordance with Article XIII of the Existing Senior Notes Indenture) or (ii) the Existing Senior Notes Indenture shall have been amended such that the Existing Senior Note Obligations are no longer required to be secured equally and ratably with the Obligations.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the US Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the First-Lien Lenders and the Issuing Banks and shall survive the execution and delivery of the Loan Documents and the making of any First-Lien Loans and issuance of any Letters of Credit, regardless of any investigation made by any First-Lien Lender or Issuing Bank or on their behalf and notwithstanding that the First-Lien Collateral Agent, any Issuing Bank or any First-Lien Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until the Termination Date.

SECTION 7.03. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf

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of such Loan Party shall have been delivered to the First-Lien Collateral Agent and a counterpart hereof shall have been executed on behalf of the First-Lien Collateral Agent, and thereafter shall be binding upon such Loan Party and the First-Lien Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the First-Lien Collateral Agent and the other Secured Parties (and, to the extent provided in Section 6.01, the Existing Senior Note Holders) and their respective successors and permitted assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void), except as contemplated or permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the First-Lien Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.05. First-Lien Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the First-Lien Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the First-Lien Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all costs, expenses (including reasonable fees, out-of-pocket disbursements and other charges of one primary counsel, one regulatory counsel and one local counsel to the Indemnitees (taken as a whole) in each relevant jurisdiction; provided, however, that if (i) one or more Indemnitees shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to one or more other Indemnitees or (ii) the representation of the Indemnitees (or any portion thereof) by the same counsel would be inappropriate due to actual or potential differing interests between them, then such expenses shall include the reasonable fees, out-of-pocket disbursements and other charges of one separate counsel to such Indemnitees, taken as a whole, in each relevant jurisdiction) and liabilities arising out of or in connection with the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, regardless of whether any Indemnitee is a party thereto or whether initiated by a third party or by a Loan Party or any Affiliate thereof; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such costs, expenses or liabilities (x) resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or material

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breach of its (or its Related Parties’) obligations hereunder or (y) resulted from any dispute solely among Indemnitees and not involving the Grantors or their respective Affiliates. To the extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of proceeds thereof.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other First-Lien Security Documents. The provisions of this Section 7.05 shall survive the Termination Date.

SECTION 7.06. First-Lien Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the First-Lien Collateral Agent as the attorney-in-fact of such Grantor for the purpose of, upon the occurrence and during the continuance of an Event of Default, carrying out the provisions of this Agreement and taking any action and executing any instrument that the First-Lien Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, however, that the First-Lien Collateral Agent shall not execute on behalf of Grantors any application or other instrument to be submitted to the FCC. Without limiting the generality of the foregoing, the First-Lien Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the First-Lien Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the First-Lien Collateral Agent or the Cash Collateral Account, and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the First-Lien Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the First-Lien Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the First-Lien Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The First-Lien Collateral Agent and the Secured Parties (and, to the extent provided in Section 6.01, the Existing Senior Note

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Holders) shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith. The foregoing powers of attorney being coupled with an interest, are irrevocable until the Security Interest shall have terminated in accordance with the terms hereof.

SECTION 7.07. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

SECTION 7.08. Waivers; Amendment. (a) No failure or delay by the First-Lien Collateral Agent, the Administrative Agent, any Issuing Bank or any First-Lien Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the First-Lien Collateral Agent, the Administrative Agent, the Issuing Banks and the First-Lien Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.08, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the First-Lien Collateral Agent, any First-Lien Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. Except as otherwise provided herein, no notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the First-Lien Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

(c) In no event shall the consent of any Existing Senior Note Holder be required in connection with any amendment, amendment and restatement, supplement, waiver or other modification of this Agreement.

(d) Until such time as the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations) have been paid in full in cash, each Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Agreement (whether contractual, under Section 509 of the

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Bankruptcy Code, or otherwise) to the claims of the Secured Parties against Secured Parties or any other guarantor of the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations) and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Borrower or any other guarantor which it may at any time otherwise have as a result of this Agreement.

(e) Each Guarantor hereby acknowledges and affirms that it understands that to the extent the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations) are secured by Real Property located in California, such Guarantor shall be liable for the full amount of the liability hereunder notwithstanding the foreclosure on such Real Property by trustee sale or any other reason impairing such Guarantor’s or any Secured Party’s right to proceed against any Borrower or any other guarantor of the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations). In accordance with Section 2856 of the California Code of Civil Procedure, each Guarantor hereby waives until such time as the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations) have been paid in full in cash:

(i) all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to such Guarantor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Code of Civil Procedure;

(ii) all rights and defenses that such Guarantor may have because the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations) are secured by Real Property located in California, meaning, among other things, that: (A) the Secured Parties may collect from such Guarantor without first foreclosing on any real or personal property collateral pledged by any Borrower or any other Guarantor, and (B) if the Secured Parties foreclose on any Real Property collateral pledged by any Borrower or any other Guarantor, (1) the amount of the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations) may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) the Secured Parties may collect from such Guarantor even if the Secured Parties, by foreclosing on the Real Property collateral, have destroyed any right such Guarantor may have to collect from any Borrower, it being understood that this is an unconditional and irrevocable waiver of any rights and defenses such Guarantor may have because the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations) are secured by Real Property (including, without limitation, any rights or defenses based upon Sections 580a, 580d or 726 of the California Code of Civil Procedure); and

(iii) all rights and defenses arising out of an election of remedies by the Secured Parties, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations), has destroyed such Guarantor’s rights of subrogation and reimbursement against any Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

(f) Each Guarantor warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law of public policy, such waivers shall be effective only to the maximum extent permitted by law.

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SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO (AND EACH OTHER SECURED PARTY AND EACH EXISTING SENIOR NOTE HOLDER, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF) HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.12. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each of the Grantors and the Secured Parties (and, to the extent provided by Section 6.01, the Existing Senior Note Holders), by their acceptance of the benefits of this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Loan Parties and the Secured Parties, by their acceptance of the benefits of this Agreement hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Loan Parties and the Secured Parties (and, to the extent provided in Section 6.01, the Existing Senior Note Holders), by their acceptance of the benefits of this Agreement agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the First-Lien Collateral Agent, the Administrative Agent, any Issuing Bank or any First-Lien Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

(b) Each of the Loan Parties, the Secured Parties and, to the extent provided by Section 6.01, the Existing Senior Note Holders, by their acceptance of the benefits of this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the Loan Parties, the Secured Parties and, to the extent provided by Section 6.01, the Existing Senior Note Holders, by their acceptance of the benefits of this Agreement hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each of the Loan Parties, the Secured Parties and, to the extent provided by Section 6.01, the Existing Senior Note Holders, by their acceptance of the benefits of this Agreement hereby irrevocably consents to service of process in the manner provided for notices in Section 8.01. Nothing in this Agreement or any other Loan Document will affect the right of the First-Lien Collateral Agent or the Grantors to serve process in any other manner permitted by law.

SECTION 7.14. Termination or Release. (a) This Agreement, the Guarantees made herein, the Security Interest, the pledge of the Pledged Collateral and all other security interests granted hereby shall terminate on the Termination Date (other than to the extent any funds are on deposit in the Cash Collateral Account in respect of any L/C Backstop, in which case, the Security Interest in such Cash Collateral Account shall continue until released by the relevant Issuing Bank).

33

(b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interests created hereunder in the Collateral of such Subsidiary Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Guarantor ceases to be a subsidiary.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not a Borrower or a Grantor, or, upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the First-Lien Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all Uniform Commercial Code termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.14 shall be without recourse to or representation or warranty by the First-Lien Collateral Agent (other than any representation and warranty that the First-Lien Collateral Agent has the authority to execute and deliver such documents) or any Secured Party, including the Existing Senior Note Holders as provided by Section 6.01. Without limiting the provisions of Section 7.05, the Borrowers shall reimburse the First-Lien Collateral Agent upon demand for all reasonable out-of-pocket costs and expenses, including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 7.14.

(e) In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such subsidiary’s Equity Interests and/or other securities issued by such subsidiary to secure the Obligations in excess of the amount then pledged without the filing with the SEC (or any other Governmental Authority) of separate financial statements of such subsidiary, then the Equity Interests and/or other securities issued by such subsidiary will automatically be deemed to be a part of the Collateral (and shall cease to be Excluded Collateral) for the relevant Obligations but only to the extent necessary to not be subject to any such financial statement requirement.

(f) At any time that the respective Grantor desires that the First-Lien Collateral Agent take any action described in preceding paragraph (d) above, it shall, upon request of the First-Lien Collateral Agent, deliver to the Collateral Agent an officer’s certificate certifying that the release of the respective Collateral is permitted pursuant to paragraph (a), (b) or (c). The First-Lien Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted (or which the First-Lien Collateral Agent in good faith believes to be permitted) by this Section 7.14.

34

SECTION 7.15. FCC Compliance. (a) Notwithstanding anything to the contrary contained herein or in any other agreement, instrument or document executed in connection herewith, no party hereto shall take any actions hereunder that would constitute or result in a transfer or assignment of any FCC License or a change of control over such FCC License requiring the prior approval of the FCC without first obtaining such prior approval of the FCC. In addition, the parties acknowledge that the voting rights of the Pledged Stock shall remain with the relevant Grantor thereof even upon the occurrence and during the continuance of an Event of Default until the FCC shall have given its prior consent to the exercise of stockholder rights by a purchaser at a public or private sale of such Pledged Stock or the exercise of such rights by the First-Lien Collateral Agent or by a receiver, trustee, conservator or other agent duly appointed pursuant to applicable law.

(b) If an Event of Default shall have occurred and is continuing, each Grantor shall take any action which the First-Lien Collateral Agent may reasonably request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Collateral to the First-Lien Collateral Agent or to such one or more third parties as the First-Lien Collateral Agent may designate, or to a combination of the foregoing. To enforce the provision of this Section 7.15, the First-Lien Collateral Agent is empowered to seek from the FCC and any other Governmental Authority, to the extent required, consent to or approval of any involuntary transfer of control of any entity whose Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to whom control ultimately will be transferred. Each Grantor agrees to cooperate with any such purchaser and with the First-Lien Collateral Agent in the preparation, execution and filing of any forms and providing any information that may be necessary or helpful in obtaining the FCC’s consent to the assignment to such purchaser of the Collateral. Each Grantor hereby agrees to consent to any such voluntary or involuntary transfer after and during the continuation of an Event of Default and, without limiting any rights of the First-Lien Collateral Agent under this Agreement, to authorize the First-Lien Collateral Agent to nominate a trustee or receiver to assume control of the Collateral, subject only to required judicial, FCC or other consents required by Governmental Authorities, in order to effectuate the transactions contemplated by this Section 7.15. Such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the First-Lien Collateral Agent under this Agreement. Each Grantor shall cooperate fully in obtaining the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing.

(c) Without limiting the obligations of any Grantor hereunder in any respect, each Grantor further agrees that if such Grantor, upon or after the occurrence (and during the continuance) of an Event of Default, should fail or refuse for any reason whatsoever, without limitation, including any refusal to execute any application necessary or appropriate to obtain any governmental consent necessary or appropriate for the exercise of any right of the First-Lien Collateral Agent hereunder, such Grantor agrees that such application may be executed on such Grantor’s behalf by the clerk of any court of competent jurisdiction without notice to such Grantor pursuant to court order.

35

SECTION 7.16. Additional Subsidiaries. Pursuant to Section 5.09 of the Credit Agreement, each Restricted Subsidiary (other than a Foreign Subsidiary, an Excluded Subsidiary, or a Domestic Subsidiary that is a disregarded entity for U.S. federal income tax purposes owned by a non-disregarded non-U.S. entity) that was not in existence or not a subsidiary on the Closing Date is required to enter into this Agreement as a Subsidiary Guarantor and a Grantor upon becoming such a subsidiary. Upon execution and delivery by the First-Lien Collateral Agent and such subsidiary of a supplement in the form of Exhibit A hereto, such subsidiary shall become a Subsidiary Guarantor and a Grantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor and a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 7.17. Security Interest and Obligations Absolute. Subject to Section 7.14 hereof, all rights of the First-Lien Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument (so long as the same are made in accordance with the terms of Section 9.08 of the Credit Agreement), (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 7.18. Limitation on First-Lien Collateral Agent’s Responsibilities with Respect to Existing Senior Notes Holders. The obligations of the First-Lien Collateral Agent to the Existing Senior Note Holders and the Existing Senior Note Trustee hereunder shall be limited as provided in the Intercreditor Agreement.

SECTION 7.19. Effectiveness of Merger. Upon the consummation of the Merger, the Company shall succeed to all the rights and obligations of Merger Sub under this Agreement, without any further action by any Person.

SECTION 7.20. Right of Setoff; Payments Set Aside. (a) If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, except to the extent prohibited by law, without prior notice to any Guarantor or any other Loan Party, any such notice being waived by each Guarantor (on its own behalf and on behalf of each Loan Party and its subsidiaries) to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or

36

the account of the Guarantors against any of and all the obligations of the Borrowers now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or indebtedness. The rights of each Lender under this Section 7.20 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Each Lender agrees promptly to notify the US Borrower and the Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set off and application.

(b) To the extent that any payment by or on behalf of any Guarantor is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, then (i) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (ii) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

(c) NOTWITHSTANDING THE FOREGOING SECTION 7.20(a), AT ANY TIME THAT THE LOANS OR ANY OTHER OBLIGATION SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA, NO LENDER SHALL EXERCISE A RIGHT OF SETOFF, LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY NOTE UNLESS IT IS TAKEN WITH THE CONSENT OF THE REQUIRED LENDERS OR APPROVED IN WRITING BY THE ADMINISTRATIVE AGENT, IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY OR ENFORCEABILITY OF THE LIENS GRANTED TO THE COLLATERAL AGENT PURSUANT TO THE SECURITY DOCUMENTS OR THE ENFORCEABILITY OF THE NOTES AND OTHER OBLIGATIONS UNDER ANY LOAN DOCUMENT, AND ANY ATTEMPTED EXERCISE BY ANY LENDER OF ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE REQUIRED LENDERS OR THE ADMINISTRATIVE AGENT SHALL BE NULL AND VOID. THIS SECTION 7.20(a) SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE LENDERS AND THE ADMINISTRATIVE AGENT HEREUNDER.

37

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38

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BROADCAST MEDIA PARTNERS HOLDINGS, INC.

By:	/s/ Andrew W. Hobson
	Name:	Andrew W. Hobson
	Title:	Senior Executive Vice President

UMBRELLA ACQUISITION, INC.

By:	/s/ Andrew W. Hobson
	Name:	Andrew W. Hobson
	Title:	Senior Vice President

UNIVISION OF PUERTO RICO INC.

By:	/s/ Andrew W. Hobson
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

UNIVISION COMMUNICATIONS INC. HEREBY ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY ASSUMES ALL OBLIGATIONS OF UMBRELLA ACQUISITION, INC. UNDER THIS AGREEMENT.

UNIVISION COMMUNICATIONS INC.

By:	/s/ Andrew W. Hobson
	Name:	Andrew W. Hobson
	Title:	Senior Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

THE UNIVISION NETWORK LIMITED PARTNERSHIP

By:	Univision Communications Inc., its general partner

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Senior Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

EDIMONSA CORPORATION
EL TRATO, INC.
FONOHITS MUSIC PUBLISHING, INC.
FONOMUSIC, INC.
FONOVISA, INC.
GALAVISION, INC.
HPN NUMBERS, INC.
KCYT-FM LICENSE CORP.
KECS-FM LICENSE CORP.
KESS-AM LICENSE CORP.
KESS-TV LICENSE CORP.
KHCK-FM LICENSE CORP.
KICI-AM LICENSE CORP.
KICI-FM LICENSE CORP.
KLSQ-AM LICENSE CORP.
KLVE-FM LICENSE CORP.
KMRT-AM LICENSE CORP.
KTNQ-AM LICENSE CORP.
LICENSE CORP. NO. 1 LICENSE CORP. NO. 2
MI CASA PUBLICATIONS, INC.
PTI HOLDINGS, INC.
SERVICIO DE INFORMACION PROGRAMATIVA, INC.
SPANISH COAST-TO-COAST LTD.
SUNSHINE ACQUISITION CORP.
T C TELEVISION, INC.
TELEFUTURA NETWORK
TELEFUTURA OF SAN FRANCISCO, INC.
TELEFUTURA ORLANDO INC.
TELEFUTURA TELEVISION GROUP, INC.
TICHENOR LICENSE CORPORATION
TMS LICENSE CALIFORNIA, INC.
UNIVISION HOME ENTERTAINMENT, INC.
UNIVISION INVESTMENTS, INC.
UNIVISION MANAGEMENT CO.
UNIVISION MUSIC, INC.
UNIVISION OF ATLANTA INC.
UNIVISION OF NEW JERSEY INC.
UNIVISION OF RALEIGH, INC.
UNIVISION ONLINE, INC.

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION PUERTO RICO STATION ACQUISITION COMPANY
UNIVISION PUERTO RICO STATION OPERATING COMPANY
UNIVISION PUERTO RICO STATION PRODUCTION COMPANY
UNIVISION RADIO CORPORATE SALES, INC.
UNIVISION RADIO FRESNO, INC.
UNIVISION RADIO GP, INC.
UNIVISION RADIO HOUSTON LICENSE CORPORATION
UNIVISION RADIO ILLINOIS, INC.
UNIVISION RADIO INVESTMENTS, INC.
UNIVISION RADIO LAS VEGAS, INC.
UNIVISION RADIO LICENSE CORPORATION
UNIVISION RADIO LOS ANGELES, INC.
UNIVISION RADIO MANAGEMENT COMPANY, INC.
UNIVISION RADIO NEW MEXICO, INC.
UNIVISION RADIO NEW YORK, INC.
UNIVISION RADIO PHOENIX, INC.
UNIVISION RADIO SACRAMENTO, INC.
UNIVISION RADIO SAN DIEGO, INC.
UNIVISION RADIO SAN FRANCISCO, INC.
UNIVISION RADIO TOWER COMPANY, INC.
UNIVISION TELEVISION GROUP, INC.
WADO RADIO, INC.
WADO-AM LICENSE CORP.
WLXX-AM LICENSE CORP.
WPAT-AM LICENSE CORP.
WQBA-AM LICENSE CORP.
WQBA-FM LICENSE CORP.
WURZBURG, INC.

By:	/s/ Andrew W. Hobson
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION RADIO, INC.

By:	/s/ Andrew W. Hobson
	Name:	Andrew W. Hobson
	Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

HBCi, LLC UNIVISION RADIO FLORIDA, LLC

By:	Univision Radio, Inc., its sole member

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

TELEFUTURA SAN FRANCISCO LLC

By:	Telefutura San Francisco, Inc., its sole member

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION NEW YORK LLC UNIVISION PHILADELPHIA LLC

By:	Univision of New Jersey Inc., its sole member

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

DISA LLC

By:	Univision Music, Inc., its member

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

By:	DISA Holdco LLC, its member

	By:	Univision Communications Inc., its member

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Senior Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

DISA LATIN PUBLISHING, LLC

By:	/s/ Dave Palacio
	Name:	Dave Palacio
	Title:	Manager

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

STATION WORKS, LLC
TELEFUTURA ALBUQUERQUE LLC
TELEFUTURA BAKERSFIELD LLC
TELEFUTURA BOSTON LLC
TELEFUTURA CHICAGO LLC
TELEFUTURA D.C. LLC
TELEFUTURA DALLAS LLC
TELEFUTURA FRESNO LLC
TELEFUTURA HOUSTON LLC
TELEFUTURA LOS ANGELES LLC
TELEFUTURA MIAMI LLC
TELEFUTURA SACRAMENTO LLC
TELEFUTURA SOUTHWEST LLC
TELEFUTURA TAMPA LLC

By:	Telefutura Television Group, Inc., its sole member

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

TELEFUTURA PARTNERSHIP OF DOUGLAS
TELEFUTURA PARTNERSHIP OF FLAGSTAFF
TELEFUTURA PARTNERSHIP OF FLORESVILLE
TELEFUTURA PARTNERSHIP OF PHOENIX
TELEFUTURA PARTNERSHIP OF SAN ANTONIO
TELEFUTURA PARTNERSHIP OF TUCSON

By:	Telefutura Television Group, Inc., its general partner

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

By:	Telefutura Southwest LLC, its general partner

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION MUSIC LLC

By:	Univision Music, Inc., its managing member

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION ATLANTA LLC

By:	Univision of Atlanta Inc., its sole member

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

WUVC LICENSE PARTNERSHIP G.P.

By:	Univision of Raleigh, Inc., its general partner

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

By:	Univision Television Group, Inc., its general partner

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

KDTV LICENSE PARTNERSHIP, G.P.
KFTV LICENSE PARTNERSHIP, G.P.
KMEX LICENSE PARTNERSHIP, G.P.
KTVW LICENSE PARTNERSHIP, G.P.
KUVI LICENSE PARTNERSHIP, G.P.
KUVS LICENSE PARTNERSHIP, G.P.
WGBO LICENSE PARTNERSHIP, G.P.
WLTV LICENSE PARTNERSHIP, G.P.
WXTV LICENSE PARTNERSHIP, G.P.

By:	Univision Television Group, Inc., its general partner

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

By:	PTI Holdings, Inc., its general partner

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

WLII/WSUR LICENSE PARTNERSHIP, G.P.

By:	Univision of Puerto Rico Inc., its general partner

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION RADIO BROADCASTING PUERTO RICO, L.P.
UNIVISION RADIO BROADCASTING TEXAS, L.P.

By:	Univision Radio GP, Inc., its general partner

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION CLEVELAND LLC

By:	Univision Television Group, Inc., its sole member

	By:	/s/ Andrew W. Hobson
		Name:	Andrew W. Hobson
		Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION TEXAS STATIONS LLC

By:	/s/ Ray Rodriguez
	Name:	Ray Rodriguez
	Title:	Manager

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION NETWORK PUERTO RICO PRODUCTION LLC

By:	The Univision Network Limited Partnership, its sole member

	By:	Univision Communications Inc., its general partner

		By:	/s/ Andrew W. Hobson
			Name:	Andrew W. Hobson
			Title:	Senior Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION-EV HOLDINGS, LLC

By:	/s/ Andrew W. Hobson
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as First-Lien Collateral Agent

By:	/s/ David Mayhew
	Name:	David Mayhew
	Title:	Managing Director

By:	/s/ Stephen Cayer
	Name:	Stephen Cayer
	Title:	Director

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

SCHEDULE I

SUBSIDIARY GUARANTORS

1.	Disa Latin Publishing, LLC

2.	Disa LLC

3.	Edimonsa Corporation

4.	El Trato, Inc.

5.	Fonohits Music Publishing, Inc.

6.	Fonomusic, Inc.

7.	Fonovisa, Inc.

8.	Galavision, Inc.

9.	HBCi, LLC

10.	HPN Numbers, Inc.

11.	KAKW License Partnership, L.P.

12.	KCYT-FM License Corp.

13.	KDTV License Partnership, G.P.

14.	KECS-FM License Corp.

15.	KESS-AM License Corp.

16.	KESS-TV License Corp.

17.	KFTV License Partnership, G.P.

18.	KHCK-FM License Corp.

19.	KICI-AM License Corp.

20.	KICI-FM License Corp.

21.	KLSQ-AM License Corp.

22.	KLVE-FM License Corp.

23.	KMEX License Partnership, G.P.

24.	KMRT-AM License Corp.

25.	KTNQ-AM License Corp.

26.	KTVW License Partnership, G.P.

27.	KUVI License Partnership, G.P.

28.	KUVN License Partnership, L.P.

29.	KUVS License Partnership, G.P.

30.	KWEX License Partnership, L.P.

31.	KXLN License Partnership, L.P.

32.	License Corp. No. 1

33.	License Corp. No. 2

34.	Mi Casa Publications, Inc.

35.	PTI Holdings, Inc.

36.	Servicio de Informacion Programativa, Inc.

37.	Spanish Coast-to-Coast Ltd.

38.	Station Works, LLC

39.	Sunshine Acquisition Corp.

40.	T C Television, Inc.

41.	Telefutura Albuquerque LLC

42.	Telefutura Bakersfield LLC

43.	Telefutura Boston LLC

44.	Telefutura Chicago LLC

45.	Telefutura D.C. LLC

46.	Telefutura Dallas LLC

47.	Telefutura Fresno LLC

48.	Telefutura Houston LLC

49.	Telefutura Los Angeles LLC

50.	Telefutura Miami LLC

51.	Telefutura Network

52.	Telefutura of San Francisco, Inc.

53.	Telefutura Orlando Inc.

54.	Telefutura Partnership of Douglas

55.	Telefutura Partnership of Flagstaff

56.	Telefutura Partnership of Floresville

57.	Telefutura Partnership of Phoenix

58.	Telefutura Partnership of San Antonio

59.	Telefutura Partnership of Tucson

60.	Telefutura Sacramento LLC

61.	Telefutura San Francisco LLC

62.	Telefutura Southwest LLC

63.	Telefutura Tampa LLC

64.	Telefutura Television Group, Inc.

65.	The Univision Network Limited Partnership

66.	Tichenor LicenseCorporation

67.	TMS License California, Inc.

68.	Univision Atlanta LLC

69.	Univision Cleveland LLC

70.	Univision Home Entertainment, Inc.

71.	Univision Investments, Inc.

72.	Univision Management Co.

73.	Univision Music LLC

74.	Univision Music, Inc.

75.	Univision Network Puerto Rico Production LLC

76.	Univision New York LLC

77.	Univision of Atlanta Inc.

78.	Univision of New Jersey Inc.

79.	Univision of Puerto Rico Inc.

80.	Univision of Raleigh, Inc.

81.	Univision Online, Inc.

82.	Univision Philadelphia LLC

83.	Univision Puerto Rico Station Acquisition Company

84.	Univision Puerto Rico Station Operating Company

85.	Univision Puerto Rico Station Production Company

86.	Univision Radio Broadcasting Puerto Rico, L.P.

87.	Univision Radio Broadcasting Texas, L.P.

88.	Univision Radio Corporate Sales, Inc.

89.	Univision Radio Florida, LLC

90.	Univision Radio Fresno, Inc.

91.	Univision Radio GP, Inc.

92.	Univision Radio Houston License Corporation

93.	Univision Radio Illinois, Inc.

94.	Univision Radio Investments, Inc.

95.	Univision Radio Las Vegas, Inc.

96.	Univision Radio License Corporation

97.	Univision Radio Los Angeles, Inc.

98.	Univision Radio Management Company, Inc.

99.	Univision Radio New Mexico, Inc.

100.	Univision Radio New York, Inc.

101.	Univision Radio Phoenix, Inc.

102.	Univision Radio Sacramento, Inc.

103.	Univision Radio San Diego, Inc.

104.	Univision Radio San Francisco, Inc.

105.	Univision Radio Tower Company, Inc.

106.	Univision Radio, Inc.

107.	Univision Television Group, Inc.

108.	Univision Texas Stations LLC

109.	Univision-EV Holdings, LLC

110.	UVN Texas L.P.

111.	WADO Radio, Inc.

112.	WADO-AM License Corp.

113.	WGBO License Partnership, G.P.

114.	WLII/WSUR License Partnership, G.P.

115.	WLTV License Partnership, G.P.

116.	WLXX-AM License Corp.

117.	WPAT-AM License Corp.

118.	WQBA-AM License Corp.

119.	WQBA-FM License Corp.

120.	Wurzburg, Inc.

121.	WUVC License Partnership G.P.

122.	WXTV License Partnership, G.P.

SCHEDULE II

A.	EQUITY INTERESTS

1,000 Shares of the stock of Univision Communications Inc., evidenced by certificate number 1, held by Broadcast Media Partners Holdings, Inc.

B.	PLEDGED DEBT SECURITIES

None.

Subschedule III.A.1

Song	Author	Register Id
A BAILAR, A BAILAR	RAMON GARRIGA ZIMMERMANN \ JOSE JAVIER PUERTA\ FRANCISCO J. FERNAND	PAu 2-622-949
A DONDE TE VAS	EMANUEL ORTEGA	PAu 2-609-445
A DONDE VAS	FRANCISCO XAVIER PRADO SAONA	PAu 2-637-790
A MAS NO PODER	DANIEL ESQUIVEL (BMI)	PAu 2-424-901
A MIS PADRES	ERNESTO SOLANO PEREZ	PA 701-402
A MIS PADRES	ERNESTO SOLANO PEREZ	PA 1-190-630
A NADIE LE IMPORTA	BENJAMIN MU#IZ PEREZ	PA 702-229
A NAYARIT	JOSE T. BENITEZ	PAu 2-682-698
A OJOS CERRADOS	RAFAEL RUBIO	PAu 2-677-351
A PUNTO DE CARAMELO	JESUS ANIBAL DIAZ	PA 1-101-267
A QUE VINE	MANUEL ARCE ROSA	PAu 2-693-161
ABRAZAITO	RAMON GARRIGA ZIMMERMANN \ JOSE JAVIER PUERTA\ FRANCISCO J. FERNAND	PAu 2-622-949
ABREME TU CORAZON	BEATRIZ TERESA TOLOUSE	PAu 2-429-299
ACARICIAME	ARTURO AVILA AGUILAR	PA 1-093-117
ADVERTENCIAS	TIRZO CAMACHO SEGURA \ URSULA SOL CAMACHO SEGURA	PAu 2-693-155
AGUANTA CORAZON	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
AHORA SOY DE HIELO	JOSE ANTONIO CORIA ROSALES	PA 1-278-266
AHORA SOY LIBRE	FRANCISCO ORANTES	PAu 2-582-243
AL CONTEMPLAR LAS OLAS	JOSE TERAN LOPEZ	PA 1-098-456
AL SON DE LA TAM BORA	JOSE TERAN LOPEZ \ LEONEL ENRIQUE URIAS CAMACHO	PA 1-098-458
ALMAS HERIDAS	ULISES JAVIER FLORES HERNANDEZ	PAu 2-647-071
ALMAS HERIDAS (POPURRI)	ULISES JAVIER FLORES HERNANDEZ	PAu 2-647-071
ALMOHADA MOJADA	GUSTAVO MORALES	PA 1-109-554
AMANDOME ASI	REYMOND TELFORT	PAu 2-582-227
AMARGOS ARROYOS	RAUL CASTILLO	PAu 2-427-122
AMARTE A MEDIAS	RAFAEL ARMANDO VIDALON	PAu 2-464-334
AMIGA	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACOSTA	PA 1-147-260
AMIGOS (SIGAMOS SIENDO AMIGOS)	RAFAEL RUBIO	PAu 2-647-062
AMOR A CONTROL REMOTO	ARTURO SANTIAGO GUZMAN	PA 702-227
AMOR A GOTAS	JOSE LUIS DAVILA (BMI) \ FRANCISCO JAVIER GUTIERREZ	PAu 2-693-156
AMOR BANDIDO	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-460-933
AMOR BONITO	CARLOS PE#A	PA 847-141
AMOR CARINO Y CORAZON	HECTOR N. FREGOSO	PA 687-704
AMOR CARINO Y CORAZON	HECTOR N. FREGOSO	PAu 2-426-999
AMOR DE LOS DOS	RAFAEL RUBIO	PAu 2-647-062
AMOR DE NOVELA	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-460-927
AMOR DE PLAYA	RAMON RODRIGUEZ	PA 702-228
AMOR EN EL CIELO	ALBERTO CROSTWHAYTT MOZO	PAu 2-460-934
AMOR INFIEL	ANTONIO M. SOLIZ	PA 847-140
AMOR LOGRADO	HECTOR A. SANCHEZ	PAu 2-514-999
AMOR PERFECTO	JESUS ANTONIO VALENZUELA VEGA (ANTONIO DE JESUS)	PA-1-101-263
AMOR REGRESA	MIGUEL ANGEL DELGADO ROSANTIAGUI	PA 1-108-209
AMOR SECRETO	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-515-003
AMOR SINCERO	JESUS ANTONIO VALENZUELA VEGA (ANTONIO DE JESUS)	PAu 2-682-697
AMOR UNIVERSAL	JESUS ANTONIO VALENZUELA VEGA (ANTONIO DE JESUS)	PA-1-101-263
ANDANDO DE TU MANO (ARR)	JUAN SALAZAR V FRANCISCO JAVIER GUTIERREZ	PA 1-101-278
ANGELES	MARCO GUTIERREZ \ CARLOS AGUILAR JR.	PAu 2-682-815
APARTE DE MI	LEONEL ENRIQUE URIAS CAMACHO	PAu 2-693-162
AQUEL	IGNACIO ROMO DIMAS	PAu 2-637-789
ARRASTRANDO LA TAMBORA	LAURO GONZALEZ	PAu 2-642-482
ARREPENTIDA	MANUEL HOMERO VELA RAMOS \ KEITH NIETO	PA 1-093-116
ARRIBA MALENA	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
ARRIBA, ARRIBA, ARRIBA (ARRIBA, ARRIBA EL A	MANUEL HOMERO VELA RAMOS \ LEOPOLDO RAMIREZ URIAS	PA 1-087-858
ASESINA	JORGE GUIRO BORREGO	TX-4-286-957
ATREVETE A SOÑAR	LUIS HERNANDEZ	PA 1-101-279
AVENTURERA	CARLOS ARTURO ARANGO NI#O	PA-1-108-210
AY! SE FUE	FRANCISCO JAVIER GUTIERREZ	PA 847-163
AYUDAME A OLVIDARTE	CARLOS ARTURO ARANGO NI#O	PA 1-108-210
BAILADORA	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-681-732
BARCA DE AUSENCIA	CARLOS PE#A	PAu 2-647-067
BASTA	ALVARO MORELLO	SRu 421-089
BATIDO DE BANANA	RAMON GARRIGA ZIMMERMANN \ JOSE JAVIER PUERTA \ FRANCISCO J. FERNAND	PAu 2-622-949
BENDITA MUJER	JOSE ALFREDO BONIFAZ	PAu 2-609-450
BESAME	NOEMY ESPARZA	PA 847-142
BESAME SUAVEMENTE	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
BESAME, TOCAME	JULIA ZULEMA CORREA SANCHEZ	PAu 2-642-485
BONITA MORENITA	RAUL HERNANDEZ	PAu 2-677-353
BOOMERANG	CARLOS SOTELO \ ARMANDO DELGADO \ JORGE SOTELO	PAu 2-682-712
BORRON Y CUENTA NUEVA	LEOPOLDO RAMIREZ URIAS	PAu 2-693-151
BRINCA	RAMON GARRIGA ZIMMERMANN \ JOSE JAVIER PUERTA \ FRANCISCO J. FERNAND	PAu 2-622-949
BUSCANDOTE	JOSE LUIS MARTINEZ \ JESUS GUADALUPE SEGURA	PA 1-109-540
BUSCARE UN CORAZON	JOSE MARTIN CHAVEZ	PAu 2-641-164
CADA VEZ QUE HACE FRIO	RAFAEL ARMANDO VIDALON	PAu 2-682-807
CAMINA ENTRE AGUAS	RAMON GONZALEZ GUERRERO \ BENITO ANASTACIO \ MIGUEL ANGEL PEREZ LOF	PAu 2-655-004

Page 1	FONOMUSIC

Song	Author	Register Id
CAMINANDO POR EL MUNDO	JOSE T. BENITEZ	PA-609-528
CAMINITO DE LA SIERRA	RAMON VEGA CUAMEA	PAu 2-647-061
CANCION DE AMOR	ALFREDO GUEVARA CEBALLOS	SR-284-078
CANTO A COLOMBIA	CARLOS ARTURO ARANGO NI#0	PAu 2-429-298
CARA A CARA	MARIA ENRIQUETA RAMOS NU#EZ \ RAFAEL PEREZ BOTIJA GARCIA	PAu 2-693-160
CARTAS MARCADAS	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACOSTA	PA 1-147-260
CASIMIRA	RAMIRO PEREZ PEREZ	PA-609-522
CASINO DE ARUBA	CHRISTIAN RODRIGO PUGA	PA 1-108-195
CERQUITA DE DIOS	JESUS ANIBAL DIAZ	PAu 2-609-446
CHAMACAS EXTRAORDINARIAS	ISRAEL PERALTA	PA 1-101-270
CHAPARRITA DE MI VIDA	NOE MARICHALAR	PAu 2-647-028
CHAPARRITA DE MI VIDA (QUE BONITA CHAPAF	JAVIER RIVERA	PAu 2-647-053
CHICA CHULA	GUILLERMO CASTILLO	PA 1-101-266
CHIQUILLA LINDA	CARLOS PE#A	PAu 2-647-067
CHIQUITITA	GAVINO GUERRERO \ TONY GUERRERO	PA 847-227
COLECTIVERO	CHRISTIAN RODRIGO PUGA	PA 1-108-195
COMO AMANTES	RAUL HERNANDEZ	PA 847-158
COMO LE HAGO	KEITH NIETO	PA 1-195-517
COMO NO CREER EN DIOS (ARR)	JUAN SALAZAR \ FRANCISCO JAVIER GUTIERREZ	PA 1-101-278
COMO NO PENSAR EN TI	JESUS ARIEL BARRERAS SOTO	PA 1-108-199
COMO OLVIDARME DE TI	JULIO CESAR CAPANO	PAu-2-409-728
COMO PAGAN SE PAGAR	JOSE IGNACIO HERNANDEZ BALLARDO	PA 1-274-452
COMO PUDISTE	OMAR VALENZUELA	PAu 2-689-233
COMO QUISIERA	JOSE MARTIN CHAVEZ	PAu 2-641-164
COMO QUISIERA	TONY GUERRERO	PA 1-108-206
COMO SE OLVIDA	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-637-787
COMO TE PERDI (COMO FUE QUE TE PERDI)	KEITH NIETO	PA 1-147-268
COMPAÑERO DE PARRANDA	RAFAEL RUBIO	PAu 2-647-062
CON LA MAFIA NO SE PUEDE	OSBALDO GUTIERREZ	PA 1-093-121
CON LAS MANOS EN EL AIRE	WALTER ANTONIO VILLAFA#E	PAu 2-609-449
CON LAS MANOS EN EL AIRE (EXTENDED VERSI	RAMON GARRIGA ZIMMERMANN \ JOSE JAVIER PUERTA \ FRANCISCO J. FERNAND	PAu 2-609-449
CON MUSICA DE BANDA	JOSE T. BENITEZ	PA-609-521
CON TU AMOR	RAUL MURILLO MENDEZ	PAu 2-693-157
CONCEDEME TU AMOR	MARIA LUISA G. RAMIREZ \ TONY GUERRERO	PA 1-084-996
CONOCI A TU ESPOSO	MARTIN URIETA SOLANO	PAu 2-647-063
CONTESTA MI LLAMADO	CARLOS PE#A	PA 847-141
CORAZON	MARCO GUTIERREZ	PAu 2-647-047
CORAZON DE CAMPEON	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACOSTA	PA 1-087-856
COSAS DEL AMOR	RAFAEL PEREZ BOTIJA GARCIA \ MARIA ENRIQUETA RAMOS NU#EZ	PAu 2-677-354
COSITA BONITA	JOSE MARTIN CHAVEZ	PAu 2-641-164
CUANDO ME DEJES DE AMAR	PEDRO PANTOJA DIAZ	PA 1-101-272
CUANDO TU NO ESTAS	ALEJANDRO ALONSO HUESCA	PA 1-109-541
CUANDO VOL VERAS	GABRIEL GARCIA (BMI)	PAu 2-641-159
CUENTA COBRADA	JOSE IGNACIO HERNANDEZ BALLARDO	PAu 2-606-429
CUIDATE	ALBERTO CROSTWHAYTT MOZO	PAu 2-460-934
CUMBIA DEL CAMPO	ENRIQUE FRANCO AGUILAR	PAu 2-679-857
DALE CON MONTERROJO	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-681-732
DALE QUE DALE (PARA QUE BAILE MI PUEBLO)	JESUS ANIBAL DIAZ	PA 1-136-097
DAME TU CORAZONCITO	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
DAME UNA OPORTUNIDAD	JOEL TORRES MARTINEZ	PA 1-109-542
DANIEL SALCIDO	HECTOR A. SANCHEZ	PAu 2-514-999
DE CATORCE AÑOS	JOSE ISABEL RIOS AGUILAR	PA 1-146-911
DE PIEL A PIEL	ANTONIO M. SOLIZ	PA 847-140
DE QUE NO TE QUEJAS	YUDITH OVIEDO BRACHA	PA-702-231
DE TI ME ENAMORE	MARTIN FLORES MORENO \ JESUS GARCIA IBARRA	PAu 2-464-348
DE VUELTA EN EL AMOR	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
DECIA QUE ME QUERIA	CARLOS ARTURO ARANGO NI#O	PA 1-108-210
DECIR A DIOS	CARLOS AGUILAR JR.	PAu 2-682-831
DEJA TU PATRIA (ARR)	JUAN SALAZAR \ FRANCISCO JAVIER GUTIERREZ	PA 1-101-278
DEJAME SER TU SOL	ROGELIO MARTINEZ	PAu 2-653-261
DEPENDO CADA DIA MAS DE TI	JOSE MANUEL CONTRERAS MARROQUIN	PAu 2-653-265
DERROCHANDO MI VIDA	RAUL HERNANDEZ	PAU 2-677-353
DESDE EL MAS ALLA	ENRIQUE FRANCO AGUILAR	PAu 2-679-857
DESNUDO	RAFAEL PEREZ BOTIJA GARCIA \ MARIA ENRIQUETA RAMOS NU#EZ	PAu 2-677-354
DESPUES DE TODO	CARLOS ARTURO ARANGO NI#O	PAu 2-429-298
DESTINO	MARCO GUTIERREZ \ CARLOS AGUILAR JR.	PAu-2-481-361
DIANA	RAUL HERNANDEZ	PA 1-108-205
DICEN POR AHI	RAFAEL PEREZ BOTIJA GARCIA	PAu 2-689-237
DICEN QUE SOY TRAFICANTE (EL NYLON)	JOSE IGNACIO HERNANDEZ BALLARDO	PA 1-101-268
DILE SEÑOR	JOSE MARTIN CHAVEZ	PAu 2-641-164
DIME CIELO A DONDE ESTA	JOSE MARTIN CHAVEZ	PAu 2-641-164
DIME COMO OLVIDAR	HECTOR N. FREGOSO	PAU 2-426-999
DIME COMO OLVIDAR	HECTOR N. FREGOSO	PA 687-698
DIME PORQUE	MANUEL HOMERO VELA RAMOS	PA 1-093-116

Page 2	FONOMUSIC

Song	Author	Register Id
DIME QUE ME QUIERES	RAMON GARRIGA ZIMMERMANN \ JOSE JAVIER PUERTA \ FRANCISCO J. FERNAND	PAu 2-622-949
DIME QUIEN ES EL	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACOSTA	PA 1-147-260
DIME, DIME	LAURA SOTO AMADEO	PAu 2-642-486
DIMELO	NOEMY ESPARZA	PA 847-142
DINASTIA DE MI PUEBLO	BIBIAN VILLALOBOS MADRID	PA 1-138-598
DIOS ESTA AQUI (ARR)	JUAN SALAZAR \ FRANCISCO JAVIER GUTIERREZ	PA 1-101-278
DIVINA ILUSION	ULISES JAVIER FLORES HERNANDEZ	PAu 2-464-331
DOLOR TRAS DOLOR	JUAN PABLO MURILLO	PAu 2-603-051
DONDE ESTAS	OCTAVIO PILLADO	PAU 2-641-160
DONDE QUEDO YO	HECTOR A. SANCHEZ	PAu 2-514-999
DONDE TE ENCUENTRES	FRANCISCO JAVIER SANTOS CORTES	PAU2-777-503
DOS ENAMORADOS	ENRIQUE CANDE GARZA	PAu 2-846-726
DULCE MUJERCITA	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-460-927
EL ALBUR DE TU VIDA	EMILIO CARRILLO MU#OZ	PAu 2-677-350
EL AMANSADOR	LAURO GONZALEZ	PA-609-526
EL AMANTE DEL PELIGRO	MARTIN AYALA GUERRERO	PAu 2-682-696
EL ARBOL VACIO (ESE ARBOL VACIO)	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-641-445
EL ASALTANTE	JULIO CESAR CAPANO	PA 847-166
EL BAILE	JUAN FERNANDO SCHIANTARELLI \ MIGUEL ANGEL PROVENZANO	PAu 2-555-029
EL BAILE	JUAN FERNANDO SCHIANTARELLI \ MIGUEL ANGEL PROVENZANO	PAu 2-555-030
EL BAILE DEL SAPITO	LUIS ANTONIO PLASCENCIA MARTINEZ	PA 1-109-811
EL BRILLO DE TUS OJOS	GUSTAVO ANIBAL AVIGLIANO	PAu 2-677-348
EL CAMINO DE LA MUERTE	DAVID SORIA	PAu 2-427-006
EL CARPINTERO	LUIS HERNANDEZ	PAu 2-429-300
EL CARTEL DE DURANGO	ROGELIO MARTINEZ	PAu 2-653-261
EL CHIPILON	JOSE ALFREDO VEGA CUAMEA	PA-1-343-957
ELCHISME	LUIS EMILIO RODRIGUEZ ANDUJAR	PAu 2-697-613
EL COLESTEROL	GABRIEL GARCIA (BMI)	PAu 2-641-447
EL CORRIDO DE LUPE GARCIA	ARTURO GARCIA RODRIGUEZ	PA-609-447
EL DE LA QUEBRADITA	LAURO GONZALEZ	PA 1-101-277
EL DIVORCIADO	ISRAEL PERALTA	PA-1-343-962
EL DOMADOR DE LAS JAULAS	LUIS HERNANDEZ	PAu 2-429-300
EL GUERO ZUSTAITA	FRANCISCO CASTRO	PA-1-343-984
EL HECHIZO	CARMEN LUZ JARA B.	PAu-2-493-246
EL HIJO DE CATARINO	ROGELIO MARTINEZ	PAu 2-653-261
EL HUERFANITO	JOSE P. FRANCO	PA-666-550
EL INVENSIBLE SAGRADO	BIBIAN VILLALOBOS MADRID	PA 1-138-598
EL JACALITO DE ADOBE	NOE MARICHALAR	PAu 2-647-028
EL LADRON	RAFAEL ARMANDO VIDALON	PAu 2-682-807
EL MARCIANO	LUIS EMILIO RODRIGUEZ ANDUJAR	PAu 2-427-116
EL MERO MERO	RIGOBERTO ALVARADO	PAu 2-462-484
EL MOJADO FRACASADO	LUIS ARMANDO SANCHEZ VALLES	PAU 2-515-001
EL MUCHACHO ALEGRE	ALBERTO CROSTWHAYTT MOZO	PAu 2-460-934
EL MUNDIAL	JOSE LUIS ZAVALA \ MIGUEL ZAVALA	PA 1 -084-999
EL NEGRO Y LA LUPE	NESTOR DANIEL HOYER	PAu 2-641-162
EL NIÑO	ISRAEL PERALTA	PA-1-343-962
EL PATIN DEL DIABLO	ALEJANDRO REYES GONZALEZ \ LEOPOLDO RAMIREZ URIAS	PAu 2-641-443
EL PATO QUIROZ	JOSE TERAN LOPEZ \ LEONEL ENRIQUE URIAS CAMACHO	PA 1-098-459
EL PATRON	CARLOS GUILLEN CAMPOS	PAu 2-677-349
EL PERRO MURIO	JOSE LUIS DAVILA (BMI)	PAu 2-846-724
EL PLEITO DE MARINA	ARTEMIO PE#A	PA 1-101-223
EL PRIMER BESO	BRIGIDO RAMIREZ SANCHEZ	PAu 2-427-008
EL PROFE	RAMON VEGA CUAMEA	PA-1-343-961
EL QUEBRADOR	LAURO GONZALEZ	PA 1-108-203
EL REBOLU	JORGE GUIRO BORREGO	PA-1-343-966
EL REGALITO	ARTEMIO PE#A	PAu 2-642-483
EL SANCHO MOVIL	LAURO GONZALEZ	PAu 2-642-482
EL SEMENTAL DE GUANAJUATO	FAUSTINO VILLANUEVA	PAu 2-427-115
EL SOLTERO	JOSE ALFREDO BONIFAZ	PAu 2-720-436
EL SUFRIDO	JORGE L. GARCIA ROMAN	PAu 2-427-043
EL TACO	GUILLERMO CASTILLO	PA-1 -343-983
EL TARACHI	JOSE P. FRANCO	PA-666-549
EL TATUADO DE DURANGO	TOMAS HERNANDEZ	PAu2-701-199
EL TIERRACALENTENO	JOSE LUIS GAZCON GODINEZ	PA 847-228
EL TORO ASESINO	ISRAEL PERALTA	PA-1-343-962
EL TRAFICANTE DEL DIABLO	JOSE IGNACIO HERNANDEZ BALLARDO	PAu 2-429-290
EL ULTIMO BESO	DANIEL AVILA	PAu 2-686-786
EL ULTIMO DON	JOSE TERAN LOPEZ \ LEONEL ENRIQUE URIAS CAMACHO	PA 1-098-457
EL ULTIMO VALIENTE	JOSE MANUEL CONTRERAS MARROQUIN	PA-1-121-360
EL UNICO	ALEJANDRO ALONSO HUESCA	PA 1-242-371
EL VAQUERO SEXY	LAURO GONZALEZ	PAu 2-642-482
EL VIVE (ARR)	JESUS ANTONIO VALENZUELA VEGA (ANTONIO DE JESUS)	PA 1-101-263
ELLA ERA MI AMIGA	ALBERTO CROSTWHAYTT MOZO	PAu 2-460-934
ELLA SE FUE	TONY GUERRERO	PA 1-108-206

Page 3	FONOMUSIC

Song	Author	Register Id
EMBRUJADO	JUAN MANUEL WONG	PAu 2-677-355
EN EL MISMO TERRENO	MANUEL MORALES	PAu 2-846-725
EN ESA BARCA	LUIS MANUEL LOZANO PE#A	PAu 2-653-262
EN ESTA NAVIDAD	JAVIER RIVERA	PA 1-149-502
EN LA CIUDAD	CARLOS AGUILAR JR.	PAu 2-682-831
EN MEXICO ME QUEDO	ALBERTO CROSTWHAYTT MOZO	PAu 2-460-934
EN UNA TRAMPA CAI	OCTAVIO CRUZ MENDIVIL	PA 1-101-264
ENAMORADO MISTERIOSO	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-460-933
ENTRE TUS MANOS (ARR)	JUAN SALAZAR \ FRANCISCO JAVIER GUTIERREZ	PA 1-101-278
ENTREGA SANGRIENTA	DAVID SORIA	PAu 2-427-006
ENTREGO SANGRIENTO	DAVID SORIA	PAU 2-427-006
ERA	JUAN PABLO MURILLO	PAU2-603-051
ERES	ENRIQUE GUADALUPE LOPEZ	PAU 2-464-359
ERES TU	RAUL HERNANDEZ	PAu 2-677-353
ERES TU LA ROSA	ALBERTO CROSTWHAYTT MOZO	PAu 2-460-934
ES EL AMANTE	MIGUEL ANGEL PROVENZANO	PA 1-208-598
ES TU AMOR	EMANUEL ORTEGA	PAu 2-609-441
ESA MUJER	HECTOR RAFAEL COLLADO	PAu 2-636-700
ESA NIÑA QUE VA ALLI	RAFAEL ARMANDO VIDALON	PAu 2-682-807
ESCLAVO DE AMORES	ROGELIO MARTINEZ	PAu 2-653-261
ESCUCHO TU CORAZON	JOSE MARTIN CHAVEZ	PA 1-108-196
ESE HOMBRE	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-637-787
ESE ROMANTICO	ALEJANDRO MIGUEL VEZZANI LIENDO	PA 1-133-110
ESOS OJOS	ALBERTO CROSTWHAYTT MOZO	PAu 2-460-934
ESPERANDO	CHRISTIAN RODRIGO PUGA \ MAXIMO PERA RENAULT	PA 1-108-201
ESPINAS	JAIRO ENRIQUE TORRES LAROTTA	PA 847-225
ESPINAS EN TU PIEL	NESTOR DANIEL HOYER	PAu 2-641-162
ESTA MUY SOLA LA NIÑA	GUSTAVO ANIBAL AVIGLIANO	PAu 2-751-151
ESTA SI, ESTA NO *	RAMON GARRIGA ZIMMERMANN \ FRANCISCO J. FERNANDEZ MADERO\JOSE JAV	PAu 2-681-731
ESTA VEZ	JUAN PABLO MURILLO	PA 1-108-194
ESTAS AQUI	ALEJANDRO MIXY (BMI)	PAu 2-464-332
ESTAS TU	JESUS ANTONIO VALENZUELA VEGA (ANTONIO DE JESUS)	PA-1-101-263
ESTATUA DE MARFIL	MARTIN URIETA SOLANO	PAu 2-677-352
ESTE MALDITO DOLOR	ENRIQUE ZAMORA	PAu 2-682-806
ESTOY ENAMORADO	LIBERTH ACOSTA	PAu 2-647-049
ESTOY GANANDO TU AMOR	BEATRIZ TERESA TOLOUSE	PAu 2-429-299
ESTOY PRISIONERO	JAVIER RIVERA	PAu 2-555-033
ETAPAS (ETAPAS DE LA VIDA)	JESUS ARMENTA	PA-1-330-007
ETERNAMENTE TUYO	GERARDO MAGALLON BAUTISTA \ ERNESTO MORENO BAILON	PAu 2-638-195
EXPERIENCIA RELIGIOSA (MYSTICAL EXPERIEN	JOSE D. GARCIA	PA 1-101-275
EXPERIENCIA RELIGIOSA (PISTAS)	JOSE D. GARCIA	PA 1-101-275
EXPERIENCIA RELIGIOSA *	JOSE D. GARCIA	PA 1-101-275
FACIL	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACOSTA	PA-1-147-260
FALSA Y TRAICIONERA	DANIEL ESQUIVEL (BMI)	PAu 2-555-034
FALSAS ILUSIONES	GABRIEL GARCIA (BMI)	PA 612-499
FALSAS PROMESAS	PRISCILA CAMACHO SEGURA	PAu 2-647-054
FEMENINA	ARTURO SANTIAGO GUZMAN	PA 702-226
FIESTA DISCRETA	LUIS HERNANDEZ	PAu 2-429-300
FIESTA EN LA SIERRA	JOSE IGNACIO HERNANDEZ BALLARDO	PAu 2-606-429
FORTALECEME SEÑOR	FRANCISCO ORANTES	PA-1-347-488
FUE MI CULPA	NERIO PE#A	PA 1-085-002
FUI UNO MAS	CARLOS PE#A	PAu 2-582-228
FUISTE TODO PARA MI	CARLOS ARTURO ARANGO Nl#0	PAu 2-429-298
GELATINA	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
GITANA	CARLOS ARTURO ARANGO Nl#0	PAu 2-429-298
GOZA MI RITMO	MARTIN CASTRO ORTEGA	PA 1-101-260
GRACIAS POR TU AMOR	MARIO FAUSTO CASTIGLIA	PAu 2-514-998
GRANDE, GRANDE	BEATRIZ TERESA TOLOUSE	PAu 2-429-299
GUARDARE TUS RECUERDOS	HECTOR N. FREGOSO	PAu 4-426-999
GUARDARE TUS RECUERDOS	HECTOR N. FREGOSO	PA 687-675
HACE FALTA UNA MUJER	IGNACIO ROMO DIMAS	PAu 2-637-789
HAS DADO GRACIA	JESUS ANTONIO VALENZUELA VEGA (ANTONIO DE JESUS)	PAu 2-682-697
HASTA EL TOPE	DANIEL ESQUIVEL (BMI)	PAu 2-424-901
HAY MOMENTOS	FERNEL MONROY BARILLAS	PAu 2-701-197
HAY UN ARBOL	RAUL HERNANDEZ	PAu 2-677-353
HAY VICENTE PARA RATO	ALBERTO CROSTWHAYTT MOZO	PAu 2-587-222
HERIDO DE AMORES	ROGELIO MARTINEZ	PAu 2-653-261
HOMBRE NUEVO	JORGE SOTO	PA 847-162
HOMBRE SOLTERO	LUIS EMILIO RODRIGUEZ ANDUJAR	PAu 2-427-124
HOY TE VAS	BRIGIDO RAMIREZ SANCHEZ	PAu 2-515-004
INQUIETO	CARLOS PE#A	PA 847-141
INSPIRACION	ARTHUR HANLON	PAu 2-641-448
INVISIBLE	DANIEL ESQUIVEL (BMI)	PAu 2-515-005
JOVENCITA	JESUS ARIEL BARRERAS SOTO	PAu 2-701-196

Page 4	FONOMUSIC

Song	Author	Register Id
JURAME	GISELA QUIROGA	PAu 2-701-192
JUSTICIA	JESUS ANTONIO VALENZUELA VEGA (ANTONIO DE JESUS)	PAu 2-682-697
LA ABUELA DE MIS HIJOS	RAUL HERNANDEZ	PA 847-158
LA BODA NORMAL (BODA SIN NOVIA)	JAIME VELASQUEZ AGUILAR	PA 1-200-174
LA CABRONA	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-681-732
LA CASA ES PARA VOLVER (LA CASA ES PARA F	MARTIN URIETA SOLANO	PAu 2-677-352
LA CASITA	ALBERTO CROSTWHAYTT MOZO	PAu 2-460-934
LA CHICA DE MIS SUEÑOS	YUDITH OVIEDO BRACHA	PA-702-219
LA CHICA DEL BULEVARD	LI BERTH ACOSTA	PAu 2-647-049
LA CHICA DEL OSITO	JOSE RAMON ESPARZA GARCIA	PA-1-343-968
LA CINTURA	RICHARD ALMONTE	PAu 2-642-429
LA CIUDAD SIN TI	ENRIQUE CANDE GARZA \ JESUS GARCIA IBARRA	PAu 2-464-328
LA CIUDAD SIN TI (POPURRI)	ENRIQUE CANDE GARZA \ JESUS GARCIA IBARRA	PAu 2-464-328
LA FUGA DE ALMOLOYA (EL PROFUGO DE ALM	BIBIAN VILLALOBOS MADRID	PA 1-138-598
LA GRAN BATALLA	MARTIN URIETA SOLANO	PAu 2-677-352
LA GUERA	LIBERTH ACOSTA	PAu 2-647-049
LA LINEA BLANCA	LUIS HERNANDEZ	PAU-429-3000
LA MAGIA DEL AMOR	WILLIAM ERIC WATSON BLANCO	PAu 2-464-352
LA MALA VIDA	JESUS ARIEL BARRERAS SOTO	PAu 2-701-193
LA MASCARA	MANUEL HOMERO VELA RAMOS	PAu 2-582-229
LA MORALEJA	JAVIER RIVERA	PA 1-149-502
LA MUCHACHA DE LA ESQUINA	CARLOS ARTURO ARANGO NI#O	PAU 2-429-298
LA NEGRA COLORA	ALEJANDRO ALONSO HUESCA	PA 736-811
LA PLENA DE URUGUAY	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
LA PRIETA	JAIME VELASQUEZ AGUILAR	PAu 2-641-441
LA QUIERO Y QUE	ARTEMIO PE#A	PAu 2-642-483
LA SALSA	JORGE GUIRO BORREGO	PA-1-343-966
LA SED INSACIABLE	MIGUEL ANGEL PROVENZANO \ JOSE ANGEL BOEZA	PA 1-208-598
LA TROCA Y EL BORREGO	RAUL URIAS RAMIREZ \ LEOPOLDO RAMIREZ URIAS	PAU 2-677-347
LA TROCONA DEL AÑO	CRISTIAN MANUEL GOMEZ	PA 1-093-122
LA UNICA	TONY GUERRERO	PA 1-084-997
LA VAQUILLA PRIETA	JOSE T. BENITEZ	PA 609-527
LA VERDAD DE LA MENTIRA	JUAN FERNANDO SCHIANTARELLI \ MIGUEL ANGEL PROVENZANO	PAu 2-555-029
LA VERDAD DE LA MENTIRA	JUAN FERNANDO SCHIANTARELLI \ MIGUEL ANGEL PROVENZANO	PAu 2-555-030
LA ZANDUNGA	ORLANDO LOPEZ	PA-1-343-965
LADRONA	MARIO ALVARADO VILLASE#OR	PAu 2-647-048
LAGRIMAS DEL CORAZON (LAGRIMAS)	RAFAEL RUBIO	PAU 2-464-354
LAS CARTAS DEL JUEGO	ARITZA MARIA LOPEZ LOZANO	PAu 2-697-614
LAS CEREZAS	JOSE P. FRANCO	PA 1-084-998
LAS DOS PLEBES	BIBIAN VILLALOBOS MADRID	PA 847-177
LAS NACARANDAS	FERNANDO GUARDADO ROSALES	PA 1-109-824
LAS PENAS CON PAN SON BUENAS	LEONEL ENRIQUE URIAS CAMACHO	PAu 2-464-349
LAS SOLAS	ANTONIO M. SOLIZ	PA 1-101-262
LAS TRENZAS DE ORO	LEONEL ENRIQUE URIAS CAMACHO	PAu 2-692-015
LE PEDI A LAS ESTRELLAS	DANIEL ESQUIVEL (BMI)	PA 847-139
LEJOS DE TI	ELIOT WALDHORN	PAU 2-427-146
LES DEJO MIS CANCIONES, ME LLEVO LOS APL	ALBERTO CROSTWHAYTT MOZO	PAu 587-222
LIBRO CERRADO	JUAN MIGUEL SANCHEZ	PA-1-343-959
LLAMAME	RAFAEL ARMANDO VIDALON	PAU 2-682-807
LLORANDO, LLORANDO	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
LOCA	LAURA SOTO AMADEO	PAu 2-642-486
LOCO POR TI	BEATRIZ TERESA TOLOUSE	PAU 2-429-299
LORELEY	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
LOS CONSEJOS DE MI MADRE	PEDRO PANTOJA DIAZ	PAu 2-641-446
LOS DOS COSTALES	DAVID SORIA	PAU 2-427-006
LUCERITO	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-681-732
LUNA LLENA	JUAN PABLO MURILLO	PAu2-603-051
LUZ DE MI VIDA	JOSE MANUEL CONTRERAS MARROQUIN	PA 847-168
LUZ EN LA OBSCURIDAD	JESUS ANTONIO VALENZUELA VEGA (ANTONIO DE JESUS)	PAu 2-682-697
MACARENA	CHRISTIAN RODRIGO PUGA	PA 1-108-195
MACARRON	FRANCISCO JAVIER GUTIERREZ	PAu 2-693-163
MAL AGRADECIDA	MANUEL MORALES	PAu2-701-186
MAL AMIGO	JOEL TORRES MARTINEZ	PAu 2-464-326
MAL CONQUISTADOR	LEONEL ENRIQUE URIAS CAMACHO	PAu 2-693-158
MALA	JOSE LUIS DAVILA (BMI) \ FRANCISCO JAVIER GUTIERREZ	PAu 2-693-156
MALA FUNCION	ANTONIO M. SOLIZ	PA 847-140
MALA JUGADA	BRIGIDO RAMIREZ SANCHEZ	PAu 2-582-238
MAMA	ALBERTO CROSTWHAYTT MOZO	PAu 2-460-934
MAMBO COSTEÑO	FEDERICO BARAJAS	PA 847-164
MAMITA	EMANUEL ORTEGA	PAu 2-609-441
MANOS VACIAS	CARLOS AGUILAR JR.	PAU 2-682-831
MAYONESA	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
MAYONESA (FULL VOCAL VERSION)	EDUARDO BRITOS \ ALEJANDRO JASA \ JUAN CARLOS CACERES	PAu 2-644-821
ME ALEJE	MARIA C. BASS \ ALBERTO MASTROFRANCESCO \ VITO MASTRO FRANCESCO \ CA	PA 1-204-096

Page 5	FONOMUSIC

Song	Author	Register Id
ME CONTARON	JUAN FERNANDO SCHIANTARELLI \ MIGUEL ANGEL PROVENZANO	PAu 2-641-166
ME CONTARON	JUAN FERNANDO SCHIANTARELLI \ MIGUEL ANGEL PROVENZANO	PA 1-208-598
ME DESPRECIASTES POR POBRE	JAVIER RIVERA	PAu-2-647-053
ME DI LA VUELTA	GERARDO MAGALLON BAUTISTA	PAu 2-637-785
ME DUELE QUE TE VAYAS	JOSE MANUEL CONTRERAS MARROQUIN	PA 1-217-324
ME ENAMORE DE UN ANGEL	JESUS ANIBAL DIAZ	PA 1-136-097
ME ESTOY ENAMORANDO UNA VEZ MAS	GUSTAVO ANIBAL AVIGLIANO	PAu 2-647-072
ME GUSTA ESTAR CONTIGO	ALEJANDRO ALONSO HUESCA	PAu 2-464-358
ME GUSTA GOZAR LA VIDA	JOSE IGNACIO HERNANDEZ BALLARDO	PAu 2-429-290
ME GUSTAS TU *	RAMON GARR1GA ZIMMERMANN \ FRANCISCO J. FERNANDEZ MADERO \ JOSE JAV	PAU 2-681-731
ME HACES FALTA	DAVID ARMANDO SANDOVAL QUEZADA	PAu 2-609-440
ME IRE MUY LEJOS	LEOPOLDO AMEZCUA MEDINA	PA 1-085-000
ME LLEGO EL AMOR	LEOPOLDO RAMIREZ URIAS	PAu 2-693-166
ME VAS A RECORDAR	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-515-003
ME VOLVI ACORDAR DE TI	ALEJANDRO MIGUEL VEZZANI LIENDO	PAU 2-686-750
MECANICO DEL AMOR	ARITZA MARIA LOPEZ LOZANO	PAu 2-515-006
MEJOR QUE NUNCA	RAMON VEGA CUAMEA	PA 1-101-273
MENINA CARACOL	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
MENTIAS	ALEJANDRO MIGUEL VEZZANI LIENDO	PA 1-133-110
MENTIRAS	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-637-787
MI BELLA DAMA	JOSE MARTIN CHAVEZ	PA 1-108-196
MI CHIQUITITA	JOSE MARTIN CHAVEZ	PA 1-108-196
MI CONSEJO	MARTIN URIETA SOLANO	PAu 2-677-352
MI DESTINO	FRANCISCO JAVIER GUTIERREZ	PAu 2-693-165
MI DESTINO FUE PERDERTE	MARIO FAUSTO CASTIGLIA	PAu 2-514-998
MI ESPACIO Y MI TODO	CARMEN LUZ JARA B.	PAu-2-493-246
MI EVA	JUAN PABLO MURILLO	PAu2-603-051
MI LINDO TLAPEHUALA	FELIPE VALENTIN	PAu 2-647-055
MI LLAMADA	ALEJANDRO MIGUEL VEZZANI LIENDO	PAU 2-686-750
MI MADRE EN ORACION (ARR)	JESUS ANTONIO VALENZUELA VEGA (ANTONIO DE JESUS)	PA 1-101-263
MI MAMI Y MI PAPI	MARIA LUISA G. RAMIREZ	PA 1-108-193
MI NEGRA	ALBERTO CROSTWHAYTT MOZO	PAu 2-460-934
MI OFICINA	GERARDO MAGALLON BAUTISTA	PAu 2-637-785
MI PENSAMIENTO ERES TU (ARR)	JESUS ANTONIO VALENZUELA VEGA (ANTONIO DE JESUS)	PA 1-101-263
MI PRIMA CHONA	ISRAEL PERALTA	PA 1-101-270
MI TIERRA CULIACAN	CESAREO GUTIERREZ	PAu 2-647-070
MI ULTIMA ESPERANZA	JOSE MARTIN CHAVEZ	PA 1-108-196
MI VENGANZA	JOSE ISABEL RIOS AGUILAR	PA 1-146-911
MIEDO DE AMAR	JUAN FERNANDO SCHIANTARELLI \ MIGUEL ANGEL PROVENZANO	PAU 2-641-166
MIEDO DE AMAR	JUAN FERNANDO SCHIANTARELLI \ MIGUEL ANGEL PROVENZANO	PA 1-208-598
MIENTE	RAFAEL PEREZ BOTIJA GARCIA \ MARIA ENRIQUETA RAMOS NU#EZ	PAu 2-693-154
MIL CAMINOS	MARCO GUTIERREZ	PAu 2-647-047
MIL CARICIAS	OCTAVIO CRUZ MENDIVIL	PA 1-217-323
MIL PERDONES	JESUS ARIEL BARRERAS SOTO	PAu 2-514-997
MIRA NOMAS	ENRIQUE ZAMORA	PAU 2-682-806
MIS TRES VICIOS	TOMAS HERNANDEZ	PAu2-701-199
MISTERIO A RESOLVER	MARTIN URIETA SOLANO	PAu 2-677-352
MORENA DEL ALMA	NESTOR DANIEL HOYER	PAu 2-641-612
MORENITA DE MI AMOR	RAFAEL ARMANDO VIDALON	PAU 2-682-807
MUCHO MAS	RAMON GARRIGA ZIMMERMANN \ FRANCISCO J. FERNANDEZ MADERO \ JOSE JAV	PAU 2-681-731
MUJER SIN CORAZON	MANUEL MORALES	PA 847-161
MUJER TRAICIONERA	MANUEL MORALES	PAu 2-647-069
MURIENDO EN SOLEDAD	JESUS ARIEL BARRERAS SOTO	PAu 2-514-997
MURIERON TRES FEDERALES	SERGIO RODRIGUEZ SARMIENTO	PAu 2-642-430
MUÑECA CRUEL	MARIA ENRIQUETA RAMOS NU#EZ \ RAFAEL PEREZ BOTIJA GARCIA	PAu 2-693-164
MUÑEQUITA MIA	GUSTAVO ANIBAL AVIGLIANO	PAu 2-547-195
NACI PARA QUERERTE	KEITH NIETO	PA 1-098-462
NADA EN EL MUNDO	CARLOS AGUILAR JR.	PAU 2-682-831
NADA VOY A PEDIRTE	SERGIO FILIMON SANCHEZ \ LEOPOLDO RAMIREZ URIAS	PAu 2-642-428
NADIE COMO TU	NANCY GARZA	PAU 2-682-709
NATAEL	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-681-732
NECESITO	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-515-003
NECESITO AMAR	ROGELIO MARTINEZ	PAu 2-642-436
NI VIENES NI TE VAS	RAUL CASTILLO \ VERONICA LETICIA CASTILLO	PAU 2-427-122
NINGUN CORAZON	JUAN PABLO MURILLO	PA 1-108-194
NIÑA DE OJOS TRISTES	ULISES JAVIER FLORES HERNANDEZ \ JESUS GARCIA IBARRA	PAU 2-464-353
NIÑA DE OJOS TRISTES	ULISES JAVIER FLORES HERNANDEZ	PAU 2-464-353
NIÑA LINDA	JORGE ANTONIO SOLIS	PA-1-343-963
NIÑA PROHIBIDA	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-460-927
NIÑO BAILARIN	ALEJANDRO MIGUEL VEZZANI LIENDO	PAU 2-682-710
NO DIGAS QUE NO	YUDITH OVIEDO BRACHA	PA-702-218
NO ESTOY LLORANDO	ALEJANDRO MIXY (BMI)	PAu 2-693-153
NO HAY LABURO	CHRISTIAN RODRIGO PUGA	PA 1-108-195
NO HE PODIDO OLVIDARTE	ERASMO ESQUIVEL PRIETO	PAu 2-647-022

Page 6	FONOMUSIC

Song	Author	Register Id
NO LA CONOZCO	JULIO CESAR CAPANO	PAu-2-409-728
NO LLORARE POR TI	BRIGIDO RAMIREZ SANCHEZ	PA 1 -087-852
NO ME ARREPIENTO	JORGE GUIRO BORREGO	PAU 2-696-586
NO ME DEJES NUNCA, NUNCA	JUAN CARLOS ABARA HALABI	PAu 2-464-333
NO ME DEJES NUNCA, NUNCA(POPURRI)	JUAN CARLOS ABARA HALABI	PAu 2-464-333
NO ME DIGAN QUE NO	EDGAR AMILKAR CERVERA \ LEOPOLDO RAMIREZ URIAS	PAU 2-427-142
NO ME DUELE SER POBRE	LUIS ARMANDO SANCHEZ VALLES	PAu 2-515-001
NO ME METAS LA MULA	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
NO MIENTAS MAS	KEITH NIETO	PA 1-147-268
NO POD RE NUNCA OLVIDARTE	ENRIQUE AGUI#IGA	PAU 2-424-899
NO PUEDO VIVIR SIN TI	JOSE MARTIN CHAVEZ	pau 2-641-164
NO QUIERO PERDERTE	ALFREDO GUEVARA CEBALLOS	PAu 2-647-056
NO QUIERO QUE ME VEAS LLORAR	GABRIEL GARCIA (BMI)	pau 2-641-159
NO QUIERO SUFRIR POR TI	ALBERTO CROSTWHAYTT MOZO	PAu 2-460-934
NO REGRESES	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
NO SERA FACIL	RAFAEL ARMANDO VIDALON	PAU 2-682-807
NO SUFRAS MAS	FRANCISCO MORALES	PA-1-343-956
NO TE ENGRANDEZCAS CARIÑO	DANIEL ESQUIVEL (BMI)	PAU 2-424-901
NO TE HE DEJADO DE AMAR	WILLIAM ERIC WATSON BLANCO	PAu 2-464-352
NO TE NIEGUES	RAUL GONZALEZ	PA 1-101-269
NO TE PREOCUPES POR MI	JOSE MANUEL CONTRERAS MARROQUIN	PA 1-217-324
NO TE VAYAS	JORGE GUIRO BORREGO	PA-1-287-320
NO TENGO MIEDO A SEGUIR	ESTHER CASTRO	PA-1-121-359
NO VOLVERE A LLORAR	NOE MARICHALAR	PAu 2-647-028
NO, NO, NO	GAVINO GUERRERO	PA 847-226
NOBLE VIEJO	RAUL HERNANDEZ	PAU 2-677-353
NOCHE	JULIO CESAR CAPANO	PAu-2-409-728
NOCHE	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACOSTA	PA 1-147-260
NOSTALGIA	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACOSTA	PA 1-147-260
NUESTRO AMOR ES PRIMERO	JOSE MARTIN CHAVEZ	PA 1-108-196
NUNCA IMAGINE	PAUL ALONSO URIAS CAMACHO	PAu 2-647-066
NUNCA MAS LA VI	MARTIN URIETA SOLANO	PAu 2-677-352
OFRENDA	RAMON VEGA CUAMEA	PAu2-701-198
OH LA LA LA *	RAMON GARRIGA ZIMMERMANN \ FRANCISCO J. FERNANDEZ MADERO \ JOSE JAV	PAU 2-681-731
OLVIDA ESA MUJER	LUIS EMILIO RODRIGUEZ ANDUJAR	PAU 2-427-124
ORALE QUIUBOLE	RICARDO DIOSDADO ROSALES	PAU 2-427-005
ORGULLO MEXICANO	RIGOBERTO ALVARADO	PAu 2-642-484
OTRA NOCHE SIN TI	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-460-927
OTRA VEZ	MARIA LUISA G. RAMIREZ	PA 1-108-193
OTRA VEZ	CARLOS PE#A	PAu 2-582-228
OYE BOHEMIO	ERNESTO MORENO BAILON	pau 2-637-784
PA’ LOS SALCEROS	CARLOS ARTURO ARANGO Nl#0	PAU 2-682-695
PARA QUE TE HIZE CASO	JOSE MANUEL CONTRERAS MARROQUIN	PA 1-108-202
PARA SIEMPRE NOVIOS	GABRIEL GARCIA (BMI)	PAu 2-641-447
PARA TODAS LAS CHACHITAS	ARTEMIO PE#A	PAu 2-642-483
PARA UNA GRAN MUJER	JOSE MARTIN CHAVEZ	PA 1-101-224
PARATE Y BAILA *	RAMON GARRIGA ZIMMERMANN \ FRANCISCO J. FERNANDEZ MADERO \ JOSE JAV	PAU 2-681-731
PEDACITO DE ANGEL	CARLOS GUILLEN CAMPOS	PAU 2-429-289
PEDRO EL CANTOR	JUAN FERNANDO SCHIANTARELLI \ MIGUEL ANGEL PROVENZANO	PAu 2-641-166
PEGADITO	LUIS EMILIO RODRIGUEZ ANDUJAR	PAU 2-427-116
PEOR QUE UN INFIERNO	NOE MARICHALAR	PAu 2-647-028
PERDONAME	ELIEZER QUEZADA MORENO	PAu 2-582-232
PERMITEME RECONQUISTAR TU AMOR	MARIO SOTELO	PA 1-087-832
PERO NO ME QUIERES	JUAN CARLOS ABARA HALABI	PAu 2-582-224
PLENA CHOCOLATERA	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
POBRE DE EL	JORGE GUIRO BORREGO	TX-4-286-958
POBRE DE MI	JOSE MARTIN CHAVEZ	pau 2-641-164
POEMA DE AMOR	JUAN FERNANDO SCHIANTARELLI \ MIGUEL ANGEL PROVENZANO	PAu 2-555-030
POEMA DE AMOR	JUAN FERNANDO SCHIANTARELLI \ MIGUEL ANGEL PROVENZANO	PAu 2-555-029
POEMA DE LA CULPA	JOSE ANGEL BOEZA \ MIGUEL ANGEL PROVENZANO	PAu 2-555-029
POEMA DE LA DESPEDIDA	MIGUEL ANGEL PROVENZANO \ JOSE ANGEL BOEZA	PA 1-208-598
POEMA DEL RENUNCIAMIENTO	JOSE ANGEL BOEZA \ MIGUEL ANGEL PROVENZANO	PA 847-138
POR AMOR AMI PUEBLO	JOSE MANUEL CONTRERAS MARROQUIN	PAu2-701-185
POR AQUELLA	FILADELFO REVELES GARCIA	PA 1-101-265
POR CONFIAR EN TI	GERARDO URIAS GUTIERREZ	PAU 2-464-357
POR ELLAS	CARLOS PE#A	PAu 2-429-301
POR ESO VINE	MOISES RODRIGUEZ	PAu 2-582-202
POR FAVOR	LEOPOLDO AMEZCUA MEDINA	PA 1-101-280
POR NO LLAMARTE	DANIEL ESQUIVEL (BMI)	PAu 2-609-463
POR POBRE	JAVIER RIVERA	PAu 2-647-053
POR QUE	ALBERTO CROSTWHAYTT MOZO	PAu 2-460-934
POR TU ADIOS	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-515-003
POR UN ERROR	ANTONIO ALATORRE	PA 1-108-192
POR UN MINUTO DE TU AMOR	ALEJANDRO MIGUEL VEZZANI LIENDO	PA 1-133-110

Page 7	FONOMUSIC

Song	Author	Register Id
POR UN SEGUNDO	MIGUEL ANGEL AREVALO \ JUAN ALFONSO FLORES	PA 1-108-198
POR VOLVERTE A VER	NESTOR DANIEL HOYER	PAu 2-641-612
PORQUE DEVERAS TE QUIERO	HECTOR N. FREGOSO	PAu 2-426-999
PORQUE DEVERAS TE QUIERO	HECTOR N. FREGOSO	PA 687-665
PORQUE SE FUE	OCTAVIO PILLADO	pau 2-641-160
PORQUE TE ABANDONE	JOSE ALFREDO BONIFAZ	PAu 2-720-436
PORQUE TU ERES	RAFAEL RUBIO	PAu 2-647-062
POTRO BANDIDO	JOSE MANUEL CONTRERAS MARROQUIN	PA 847-178
PRECIOSA CHIQUILLA	GABRIEL GARCIA (BMI)	PAu 2-653-260
PRISIONERO DE TU AMOR	GUSTAVO ANIBAL AVIGLIANO	PAu 2-547-195
PRUEBA DE AMOR	MANUEL HOMERO VELA RAMOS	PAu 2-637-788
PUEBLO TRISTE	JOSE ISABEL RIOS AGUILAR	PA 1-146-911
QUE BONITA CHAPARRITA (CHAPARRITA DE MI’	JAVIER RIVERA	PAu-2-647-053
QUE BONITA ERES	GABRIEL GARCIA (BMI)	PA-609-366
QUE BONITA MUJER	PABLO SANCHEZ SIGALA	PAU 2-682-820
QUE BONITO AMOR	RAUL HERNANDEZ	PA 1-101-274
QUE BONITO ES EL AMOR	DANIEL ESQUIVEL (BMI)	PAU 2-424-901
QUE DARIA	MANUEL ARCE ROSA	PAu 2-693-161
QUE DIFICIL ES	ANTONIO ALATORRE \ ALEJANDRO MARTINEZ	pau 2-641-163
QUE DIFICIL ES	ANTONIO ALATORRE \ ALEJANDRO MARTINEZ	PA 1-108-200
QUE FUE LO QUE PASO	CARLOS PE#A	PAU 2-429-301
QUE GANO CON LLORAR	CARLOS PE#A	PAU 2-429-301
QUE LEJOS SE QUEDO	MARIA LUISA G. RAMIREZ	PA 1-108-193
QUE LEVANTE LA MANO	ALEJANDRO MIGUEL VEZZANI LIENDO	PAU 2-686-750
QUE LOCURA DE MUJER	MARIA C. BASS \ RICARDO CASTILLON \ ALEJANDRO MIGUEL VEZZANI LIENDO \ AL	PA 1-204-095
QUE MANERA DE QUERER	JESUS ANIBAL DIAZ	PA 1-133-106
QUE ME HICISTE (QUE ME HAS HECHO)	MIGUEL ANGEL MENNA	PAu 2-555-164
QUE NADIE SE META (SI ME VEN LLORANDO)	JAIME VELASQUEZ AGUILAR	PA-1-347-490
QUE PASO *	RAMON GARRIGA ZIMMERMANN \ FRANCISCO J. FERNANDEZ MADERO \ JOSE JAV	PAU 2-681-731
QUE RISA ME DA	LUIS EMILIO RODRIGUEZ ANDUJAR	PAu2-701-195
QUE SERA LO QUE ME DAS	MARIA LUISA G. RAMIREZ	PA 1-108-204
QUE TODO MEXICO SE ENTERE	ENRIQUE FRANCO AGUILAR	PAU 2-464-351
QUERIDO LADRON	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-637-787
QUIEN	JOSE ALFREDO BONIFAZ	PAu 2-720-436
QUIEN	JORGE PE#A	PA-1-343-958
QUIERES BAILAR *	RAMON GARRIGA ZIMMERMANN \ FRANCISCO J. FERNANDEZ MADERO \ JOSE JAV	PAU 2-681-731
QUIERO SEGUIR LLORANDO	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACOSTA	PA 1-147-260
QUIERO TENERTE	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-681-732
QUINCEAÑERA	DANIEL AVILA	PAu 2-686-786
QUIRINO Y ESTRADA	RAUL HERNANDEZ	PA 847-158
QUISIERA	LUIS ENRIQUE LOPEZ VALENZUELA	PAu 2-555-035
QUISIERA	JOSE CARLOS LOPEZ	PAu 2-609-464
RECORDANDOTE	MARIO ALVARADO VILLASE#OR	PAu 2-464-330
RECORDANDOTE (POPURRI)	MARIO ALVARADO VILLASE#OR	PAu 2-464-330
RECUERDOS NO	BRIGIDO RAMIREZ SANCHEZ	PAu 2-515-004
REFLEXIONES	DOMINGO RODRIGO OCHOA \ MIGUEL ANGEL PROVENZANO	PAu 2-555-029
REFLEXIONES	DOMINGO RODRIGO OCHOA \ MIGUEL ANGEL PROVENZANO	PAu 2-555-032
RUGE UGE	CHRISTIAN RODRIGO PUGA	PA 1-108-195
RULETA RUSA	RAFAEL PEREZ BOTIJA GARCIA \ MARIA ENRIQUETA RAMOS NU#EZ	PAU 2-677-354
RUMBO DE BADIRAGUATO	RAUL HERNANDEZ	PAu2-701-19l
SABADO A LA NOCHE	RAMON GARRIGA ZIMMERMANN \ JOSE JAVIER PUERTA \ FRANCISCO J. FERNAND	PAu 2-622-949
SANTIAGO PAPASQUIARO	GABRIEL GARCIA (BMI)	pau 2-641-159
SAÑA	MARTIN URIETA SOLANO	PAU 2-677-352
SE ACABO EL ROMANCE	JESUS GARCIA IBARRA	PAu 2-647-051
SE GOLONDRINA	MARTIN URIETA SOLANO	PAu 2-642-434
SE ME NOTAN TUS BESOS	JOSE MANUEL CONTRERAS MARROQUIN	PAU 2-464-329
SE ME NOTAN TUS BESOS (BALLAD)	JOSE MANUEL CONTRERAS MARROQUIN	PAU 2-464-329
SE ME QUITO LO TONTO	JESUS ARMENTA	PAu 2-641-442
SE QUE SUFRES	RAFAEL RUBIO	PAU 2-677-351
SE QUE TE CONOZCO	CHRISTIAN RODRIGO PUGA \ MAXIMO PERA RENAULT	PA 1-108-201
SEAMOS SINCEROS	MANUEL MORALES	PAu 2-609-466
SENTIMIENTO Y TRAICION	LAURO GONZALEZ	PA 953-949
SERAN SUS OJOS	OMAR TRINIDAD VELA RAMOS	PA 1-098-461
SEÑOR DEL UNIVERSO	CANDELARIO FRIAS ARECHIGA	PA 847-159
SI AL FINAL TE VAS	OTONIEL SALDA#A	PAu 2-647-052
SI FUERA AMOR	CARLOS AGUILAR JR.	PAU 2-682-831
SI JURAS REGRESAR	MARIA ENRIQUETA RAMOS NU#EZ \ RAFAEL PEREZ BOTIJA GARCIA	PAU 2-697-615
SI ME TOCAS TIEMBLO	RAFAEL RUBIO	PAU 2-677-351
SI NO ES AHORA	RAMON GARRIGA ZIMMERMANN \ JOSE JAVIER PUERTA \ FRANCISCO J. FERNAND	PAu 2-622-949
SI NO ESTAS AQUI	ARTEMIO FERNANDEZ	PAU 2-682-818
SI QUIERES SER MI MUJER	EMILIO CARRILLO MU#OZ	PAu 2-637-786
SI SE PUEDE	ENRIQUE FRANCO AGUILAR	PAu 2-515-007
SI SE PUEDE	ISMAEL GALLEGOS \ FEDERICO EHRLICH	PA 1-087-833
SI SE PUEDE ( VERSION NORTEÑA)	FEDERICO EHRLICH \ ISMAEL GALLEGOS	PA 1-087-833

Page 8	FONOMUSIC

Song	Author	Register Id
SI SE PUEDE (VERSION BANDA)	ISMAEL GALLEGOS \ FEDERICO EHRLICH	PA 1-087-833
SI SUFRO UNA PENA	ALDO SARABIA	PAu 2-555-031
SI SUPIERAS	RAQUEL VELAZQUEZ	PA 702-230
SI TE QUIERES IR	ZACARIAS GUMS JAVALERA	PA 1-101-200
SI TU ME LLAMAS	RAFAEL ARMANDO VIDALON	PAU 2-682-807
SI YO PUDIERA	CARLOS ARTURO ARANGO NI#O	PAU 2-429-298
SIEMPRE A TU LADO	RAMON GARRIGA ZIMMERMANN \ FRANCISCO J. FERNANDEZ MADERO\ JOSE JAV	PAU 2-681-731
SIEMPRE CONTIGO	MARIA ENRIQUETA RAMOS NU#EZ \ RAFAEL PEREZ BOTIJA GARCIA	PA 744-812
SIENTO QUE TE QUIERO	GABRIEL GARCIA (BMI)	PA 1-101-220
SIN EL	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-637-787
SIN ELLA	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACOSTA	PA 1-147-260
SIRENA	RAFAEL PEREZ BOTIJA GARCIA \ MARIA ENRIQUETA RAMOS NU#EZ	PAU 2-677-354
SOLEDAD	ERNESTO MORENO BAILON	pau 2-637-784
SOLO RECUERDOS	LEOPOLDO RAMIREZ URIAS	PAu 2-693-159
SON COSAS DE LA VIDA	CARLOS RIVAS LARRAURI \ MIGUEL ANGEL PROVENZANO	PA 847-138
SON TRADICIONAL	ORLANDO LOPEZ	PA-1-343-965
SOY COMO TU	JUAN PABLO MURILLO	PA 1-108-194
SOY DEL PUEBLITO	PEDRO SAMANIEGO	PAu2-701-184
SU ESPIRITU EN MI	HERIBERTO HERNANDEZ	PAu 2-603-020
SUBELO	RAMON GARRIGA ZIMMERMANN \ JOSE JAVIER PUERTA \ FRANCISCO J. FERNAND	PAu 2-622-948
SUBLIME AMOR (ARR)	JESUS ANTONIO VALENZUELA VEGA (ANTONIO DE JESUS)	PA 1-101-263
SUERTE	SOCRATES BUSTAMANTE VELA	PAu 2-555-027
SUEÑO CONTIGO	BRIGIDO RAMIREZ SANCHEZ	PAU 2-682-819
SUEÑO DE AMOR	GUADALUPE LEVARIO SALAZAR	PAu2-603-050
SUFRO MUCHO	JAVIER ZAZUETA LARRA#AGA \ LEONEL ENRIQUE URIAS CAMACHO	PAu 2-460-930
SUFRO TU AUSENCIA	JAIME VELASQUEZ AGUILAR	PAu 2-647-065
TAMBIEN SOÑE	PEDRO RIOS PAULINO	PAU2-701-187
TAN SOLO MENTIRAS	MARIO ALVARADO VILLASE#OR	PAu 2-582-244
TE AMARE AHORA Y SIEMPRE	JOSE MARTIN CHAVEZ	PA 1-108-196
TE DI	CHRISTIAN RODRIGO PUGA	PA 1-108-195
TE ESPERARE TODA LA VIDA	BEATRIZ TERESA TOLOUSE	PAU 2-429-299
TE ESTOY QUERIENDO	ALVARO CORRAL	PA 1-247-064
TE QUEDA GRANDE	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-681-732
TE QUIERO HASTA MORIR	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
TE QUIERO TANTO	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-681-732
TE QUIERO, TE AMO Y TE DESEO	VICTOR EDUARDO ORTIZ OCHOA	PAu 2-647-073
TE SIGO QUERIENDO	ADOLFO VALENZUELA	PA 1-101-261
TE SIGO QUERIENDO	LUIS HERNANDEZ	PAU 2-429-300
TE VOY A ENAMORAR	ALEJANDRO MIGUEL VEZZANI LIENDO	PAU 2-686-750
TE VOY A EXTRAÑAR	CARLOS ARTURO ARANGO NI#O	PA-1-108-210
TE VOY A HACER PAGAR	MARTIN URIETA SOLANO	PAu 2-677-352
TENGO QUE CALLAR MI AMOR	GABRIEL GARCIA (BMI)	PA-609-459
TENGO UNA ILUSION	CRUZ LIZARRAGA	PAu 2-427-000
TENGO UNA ILUSION (POPURRI)	CRUZ LIZARRAGA	PAu 2-427-000
TODA	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-460-927
TODO SE ACABA	JOSE MARTIN CHAVEZ	PA 1-108-196
TOMA MI CORAZON	JOSE MARTIN CHAVEZ	pau 2-641-164
TRABAJOS PROHIBIDOS	CARLOS GUILLEN CAMPOS	PAU 2-677-349
TRANSFERENCIA	JULIO CESAR CAPANO	PAu-2-409-728
TRAPECISTA	MARIA ENRIQUETA RAMOS NU#EZ \ RAFAEL PEREZ BOTIJA GARCIA	PAu 2-693-164
TRES CAIDAS	RAFAEL RUBIO	PAu 2-647-062
TRISTE ADIOS	LIBERTH ACOSTA	PAu 2-647-049
TRISTE ADIOS	NESTOR DANIEL HOYER	PAu 2-641-612
TRISTE AMANECER	RODRIGO CARRILLO	PAu 2-647-023
TRISTEZA	GERARDO MAGALLON BAUTISTA \ ERNESTO MORENO BAILON	PAu 2-638-195
TU AMANTE ESCONDIDO	DANIEL AVILA	PA 1-101-276
TU CARA PINTADA	RAUL HERNANDEZ	PA 847-158
TU LIBERTAD	MIGUEL ANGEL NORIEGA	PAu 2-701-194
TU OLVIDO	HECTOR N. FREGOSO	PA 687-725
TU PRECIO	ERNESTO SOLANO PEREZ	PA 1-190-629
TU PRECIO	ERNESTO SOLANO PEREZ	PA 701-407
TU PRINCIPE AZUL	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACOSTA	PA 1-147-260
TU VACIO	RAFAEL PEREZ BOTIJA GARCIA \ MARIA ENRIQUETA RAMOS NU#EZ	PAu 2-693-152
TU Y EL	FROILAN RAMIREZ MORENO	PA-1-343-960
UKA SHAKA	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
UN ANGEL LLEGO	ANSELMO SOLIS	PAu 2-609-467
UN HIJO EN JUNIO	ARTURO GARCIA IBARRA \ JESUS GARCIA IBARRA	PAU 2-464-431
UN INDIO LLORA POR AHI	NESTOR DANIEL HOYER	PAu 2-641-612
UN MOTIVO	DANIEL ESQUIVEL (BMI)	PAU 2-515-005
UN MOTIVO	DANIEL ESQUIVEL (BMI)	PAU 2-682-816
UN NUEVO AMOR	JORGE GUIRO BORREGO	PA 1-108-197
UN PUEBLITO DE TEXAS	ENRIQUE FRANCO AGUILAR	PAU 2-689-238
UN REGALO DEL CIELO	LEONEL ENRIQUE URIAS CAMACHO	PAu 2-647-068
UN SOLO CORAZON	RICARDO DIOSDADO ROSALES	PA 847-169

Page 9	FONOMUSIC

Song	Author	Register Id
UN TRAGO A TU SALUD	RAUL HERNANDEZ	PA 847-158
UNA COPA MAS	CARLOS GUILLEN CAMPOS	PAU 2-429-289
UNA MAS EN MI VIDA	MANUEL MORALES	PAu 2-555-028
UNA MUJER COMO TU	GUSTAVO MORALES	PAu 2-609-447
VAMOS BIEN	CHRISTIAN RODRIGO PUGA	PA 1-108-195
VANIDOSA	JUAN FRANCISCO RAMIREZ GUILLEN	PA 1-108-208
VEN A LA FIESTA	RAMON GARRIGA ZIMMERMANN \ FRANCISCO J. FERNANDEZ MADERO \ JOSE JAV	PAU 2-681-731
VEN CONMIGO	RAMON RODRIGUEZ	PA 811-273
VENGO A TI	JESUS ANTONIO VALENZUELA VEGA (ANTONIO DE JESUS)	PAU 2-682-697
VERDAD QUE NO ENCONTRASTE	JOSE LUIS AYALA	PA-1-343-964
VESTIDO NUEVO	ALEJANDRO MIGUEL VEZZANI LIENDO	PAu 2-460-933
VIDA	RAFAEL ARMANDO VIDALON	PAU 2-682-807
VIENDOLO BIEN	JOSE MANUEL CONTRERAS MARROQUIN	PA 847-160
VIVIR POR AMOR	ALBERTO CROSTWHAYTT MOZO	PAu 2-460-934
VIVIR SIN TU AMOR	GUSTAVO ANIBAL AVIGLIANO	PAu 2-647-072
VOLVER A EMPEZAR	ROGELIO MARTINEZ	PAu 2-642-436
VOLVERAS	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACOSTA	PA 1-147-260
VOLVERAS	ALEJANDRO MIGUEL VEZZANI LIENDO	PA 1-133-110
VOY A CRUZAR LA FRONTERA	SERGIO RODRIGUEZ SARMIENTO	PA 1-101-271
VOY A PROBAR MI INOCENCIA	RAFAEL ARMANDO VIDALON	PAU 2-682-807
VUELA	FRANCISCO JAVIER GUTIERREZ	PAu 2-693-165
VUELA EL TIEMPO	CARLOS AGUILAR JR.	PAU 2-682-831
VUELVE A CASA	RAFAEL ARMANDO VIDALON	PAU 2-682-817
Y COMO FUE	FRANCISCO JAVIER SANTOS CORTES	PA 847-170
Y DONDE TE HALLARE	MARTIN URIETA SOLANO	PAu 2-677-352
Y LA QUIERO, LA QUIERO	MARIO ALVARADO VILLASE#OR	PAu 2-647-048
Y LLORAS	JUAN PABLO MURILLO	PAu 2-603-051
Y MI CORAZON	JOSE MARTIN GERARDO IBARRA	PA 1-109-795
Y QUIEN SOY YO	JESUS GARCIA IBARRA	PAu 2-464-356
Y TE AMARE	KEITH NIETO \ LEOPOLDO RAMIREZ URIAS	PAu 2-429-291
Y VOLVERE	VICTOR RAMCES DUARTE VILLA	PA-1-343-955
Y YO SOLO SE QUERER	JULIA ZULEMA CORREA SANCHEZ	PAu 2-642-485
Y YO SOY ESE	JOSE ALFREDO BONIFAZ	PAu 2-720-436
Y YO TE SIGO AMANDO	BERNARDO ELOY URIAS CAMACHO	PAu 2-424-900
YA ME VOY	SAMUEL HERNANDEZ	PAu 2-647-050
YA NO ESTAS CONMIGO	JOSE MARTIN CHAVEZ	PAu 2-641-164
YA NO PARES	ALEJANDRO JASA \ JUAN CARLOS CACERES \ EDUARDO BRITOS	PAu 2-644-821
YA NO QUIERO LLORAR	CARLOS PE#A	PAu 2-429-301
YA NO QUIERO NI PENSAR (YO NO QUIERO NI PI	KEITH NIETO	PA 1-098-462
YA SE FUE	JOSE MARTIN CHAVEZ	PA 1-108-196
YA TE OLVIDE	JESUS ARMENTA	PA 847-167
YA TENGO MI VIDA	GUADALUPE YUNUEN	PA 1-133-103
YA VERAS	FELIPE VALENTIN	PA 1-108-191
YO NECESITO DE TI	BEATRIZ TERESA TOLOUSE	PAu 2-429-299
YO NO ME COMPARTI	MARTIN URIETA SOLANO	PAu 2-677-352
YO POR TI	MARIO SOTELO	PA 1-087-832
YO QUIERO QUE REGRESES	JOSE ALFREDO BONIFAZ	PAu 2-720-436
YO QUISIERA SABER	ROGELIO DIAZ	PA 1-085-001
YO SE QUE ME QUIERES (ME QUIERES, ME QUIL	CESAREO GUTIERREZ	PAu 2-647-070
YO TE QUIERO TODAVIA	JOSE MARTIN CHAVEZ	PA 1-108-196
YO TE QUIERO TODAVIA	HECTOR N. FREGOSO	PAu 2-426-999
YO TE QUIERO TODAVIA	HECTOR N. FREGOSO	PA 687-786
ZAPATITOS	ELIEZER QUEZADA MORENO	PAu 2-582-232

Page 10	FONOMUSIC

Song	Author	Register Id
ADIOS PRINCESA	GONZALO RIVERA YA#EZ	PAu 2-425-788
AEROPUERTO FRONTERIZO	OMAR VALENZUELA	PAu 2-632-964
ALEGRE Y PARRANDERO	SERGIO CAZAREZ RUIZ	PAU-2-425-794
AMANDOTE	ADOLFO SALAZAR	PAu 2-633-232
AMOR DE CRISTAL	SERGIO CAZAREZ RUIZ	PAU 2-425-794
AMOR MIO	JUAN GALINDO	PAu 2-916-414
AMOR QUIERO PREGUNTARTE	SERGIO CAZAREZ RUIZ	PAU 2-503-905
AQUEL AMOR BONITO	SEBASTIAN MARTINEZ	PAU 2-503-906
CANCION DE LA QUE BUENA	JOSE GARZA	PAU 2-627-423
CARABEL COLOMBIANO	SADI ABID MONTOYA	PA-1-347-487
CARGAMENTO DEL CHIVERO	JESSIE MORALES	PAu 2-633-235
COMO NO EXTRAÑARTE	CATARINO LAZCANO SERRANO	PAu 2-607-492
COMO TE PODRE OLVIDAR	SALVADOR ARTEAGA	PAu 2-503-894
CON NADA LES PAGO	SEBASTIAN MARTINEZ	PAu 2-503-906
CORAZON COBARDE	ADOLFO VALENZUELA	PAu 2-633-230
CORPORACION FEDERAL	SERGIO CAZAREZ RUIZ	PAU 2-425-794
CUNA DE GRANDES	SERGIO CAZAREZ RUIZ \ URIEL CONDE	PAu 633-231
DISCULPENME	MIRIAM N. GODINEZ \ LEOPOLDO RAMIREZ URIAS	PAu 2-607-491
DONDE TE ENCUENTRAS	JUAN GALINDO	PAu 2-916-414
EL AMANECIDO	SERGIO CAZAREZ RUIZ	PAu 2-503-899
EL CARRIL DE LA SAUCEDA	EDUARDO LEON \ SERGIO CAZAREZ RUIZ	PAu 2-425-787
EL CARTEL CHICO	RAMON VALLE	PAu 2-633-233
EL COMPA ROMAN	SERGIO CAZAREZ RUIZ	PA-1-314-227
EL CULEBRA	SERGIO CAZAREZ RUIZ	PAu 2-425-794
EL DINERO ES MUY BONITO	SERGIO CAZAREZ RUIZ	PAu 2-425-794
EL ENCABRONADO	SERGIO CAZAREZ RUIZ \ EDUARDO LEON	PAu 2-425-783
EL LLANTO DE MIS BOLAS	LUIS ENRIQUE PAYAN	PAu 2-633-240
EL MERO CABRON	JOAQUIN MARTINEZ H.	PAu 2-633-248
EL PLANTON	SERGIO CAZAREZ RUIZ \ URIEL CONDE	PAU 2-503-915
EL REFUGIO DE MIS PENAS	EDUARDO LEON	PAu 2-515-000
EL REPARTIDOR	EDUARDO LEON	PAu 2-425-785
EL SEÑOR DE LA SIERRA	SADI ABID MONTOYA	PA-1-343-967
EN EL CENTRO DE TU CAMA	JUAN GALINDO	PAu 2-916-414
ENAMORATE DE Ml	ADOLFO SALAZAR	PAu 2-633-232
ENTRE NORTEÑO Y BANDA	ADAN SANTOS SANCHEZ VALLEJO	PA-1-320-486
ENTRE PENA Y LLANTO	CATARINO LAZCANO SERRANO	PA 1-102-315
ERES TU	SANDY CALDERA	PAu 2-633-247
ESTOY ENAMORADO	JUAN GALINDO	PAu 2-916-414
FIESTA APACHE	JUAN MANUEL PLACENCIA	PAu 2-503-913
ILUSION PASAJERA (TRISTEZA PASAJERA)	MIRIAM N. GODINEZ	PAu 2-503-879
INTELIGENCIA MICHOACANA	JUAN GALINDO	PAu 2-916-414
LA CABRONA	OMAR VALENZUELA \ EDUARDO LEON	PA 1-223-581
LA CAJA PLATEADA	JOSE ROBLES \ RICARDO RENTERIA	PAu 2-503-902
LA CASPITA DEL DIABLO (LA CASPA DEL DIABLO)	SERGIO CAZAREZ RUIZ	PA 1-286-701
LA CHANGADA	SERGIO CAZAREZ RUIZ	PAU 2-503-888
LA COCINA MICHOACANA	SERGIO CAZAREZ RUIZ \ URIEL CONDE	PAu 2-503-915
LA MORENITA	SERGIO CAZAREZ RUIZ	PAu 2-503-888
LA PLEBADA	SERGIO CAZAREZ RUIZ	PAu 2-503-888
LA ULTIMA BOTELLA	SERGIO CAZAREZ RUIZ	PA-1-315-454
LAS FRONTERAS	URIEL CONDE \ SERGIO CAZAREZ RUIZ	PAU 2-503-911
LAS FRONTERAS	URIEL CONDE \ SERGIO CAZAREZ RUIZ	pau-2-451-559
LAZARO EL SIERREÑO	JOAQUIN MARTINEZ, JR.	PA-1-315-455
LETRAS BORRADAS	JUAN MANUEL PLACENCIA	PAU 2-503-909
LOS AGUACATEROS	JOAQUIN MARTINEZ, JR.	PA 1-102-314
LOS BAJADORES	SERGIO CAZAREZ RUIZ	PAu 2-425-783
LOS CHINGADAZOS (LOS TISNADAZOS)	RICARDO RENTERIA \ JOSE ROBLES	PAu 2-633-245
LOS COMPAS DE LA MAFIA	SERGIO CAZAREZ RUIZ	PAu 2-503-888
Ml CORAZON Y YO	JUAN GALINDO	PAu 2-916-414
Ml INSPIRACION ERES TU	JUAN GALINDO	PAu 2-916-414
Ml ULTIMA VOLUNTAD	GONZALO RIVERA YA#EZ	PAu 2-425-782
Ml ULTIMO DESEO	SERGIO CAZAREZ RUIZ	PA 1-286-701
NI UN MINUTO MAS	MIRIAM N. GODINEZ	PAu 2-633-244
NIDO DE CULEBRAS	SERGIO CAZAREZ RUIZ	PAu 2-503-888
NO PODRE AMAR JAMAS	SALVADOR ARTEAGA	PAu 2-503-894
NO QUIERO VERTE LLORANDO (AUNQUE ME VENG	SERGIO CAZAREZ RUIZ	PAu 2-425-794
NO SIENTES NADA (YA NO SIENTES NADA)	JOSE LOPEZ	PAu 2-633-242
OBSECIONADO DE TI	JUAN GALINDO	PAu 2-916-414
PA’ DONDE GANO EL VENADO	SERGIO CAZAREZ RUIZ	PAu 2-633-243
PABLITO SALAZAR (PABLO SALAZAR)	ROSALINO SANCHEZ	PA-1-344-850
PEDRO Y EL SARGENTO	SERGIO CAZAREZ RUIZ	PAu 2-503-888
PERDONAME	SANDY CALDERA	PAu 2-633-247

Page 11	MUSIDEAS

Song	Author	Register Id
POR UN POCO DE AMOR (POR UN POCO DE TU AMO	SERGIO CAZAREZ RUIZ	PAu 2-607-485
PORQUE	NORA PLACENCIA	PAu 2-633-241
PORQUE SI TE AMO	ADOLFO SALAZAR	PAu 2-425-780
PRODUCTO DE GALLINA	RAFAEL BAUTISTA	PAu 2-503-900
PUEBLOS OLVIDADOS	SALVADOR ARTEAGA	PAu 2-607-490
PUNTO FINAL	RAMON ARROYO VACA	PAu 2-633-237
QUE LASTIMA	JESUS ROMAN	PAu 2-425-784
QUE ME ENTIERREN EN EL POTRERO (ENTIERREN	FLORENTINO PALOMARES	PAu 2-633-239
RAZON DE VIVIR	NORA PLACENCIA	PAU 2-503-895
SE ACABO Ml PACIENCIA	OCTAVIO VILLA	PAu 2-503-892
SI LOS CAMINOS HABLARAN	SERGIO CAZAREZ RUIZ \ EDUARDO LEON	PAu 2-432-433
SI TE LLEGO A PERDER	SALVADOR ARTEAGA	PAu 2-503-894
SIGO BUSCANDOTE	ADOLFO SALAZAR	PAu 2-425-780
SIN PELOS EN LA LENGUA	MARCO A. ZAMORA	PAu 2-503-893
TE OLVIDO Ml CORAZON	NORA PLACENCIA	PAu 2-503-890
TU REGALO SE QUEDO EN EL ARBOLITO	EDUARDO LEON	PAu 2-425-787
TU Y YO	PAQUITO FELIX	PAu 2-607-483
UNA COPA Y UN RETRATO	MIRIAM N. GODINEZ	PAu 2-515-008
Y LE QUIERO DECIR	SALVADOR ARTEAGA	PAu 2-503-894
YA NO LLORES AMOR	ARMANDO ARANDA	PAu 2-633-236
YA PAGASTE TU TRAICION	JUAN GALINDO	PAu 2-916-414

Page 12	MUSIDEAS

Song	Author	Register Id
A Ml RAZA JALADORA (LA RAZA JALADORA)	MAXIMINO CHAVEZ	PA 1-197-455
A QUIEN	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA-1-348-855
ABRO LAS ALAS	WILSON RAMON TORRES ZAPATA	PA-1-347-952
AHORA QUE	IVORY AGUILERA	PA 1-302-591
AHORA VETE	DANNY MEJIA	PA-1-340-294
AHORA VETE	ALTAGRACIA UGALDE MOTTA	PAu 2-515-002
ALAS ROTAS	ELIZEO LOPEZ	PA-1-319-081
ALEJATE	CARLOS GUADALUPE MENDEZ SOLORZANO \ AGUSTIN ZAVA	PA 1-245-421
ALGUIEN COMO TU	WILLIAM GARCIA MORENO	PA 1-129-689
AMIGA	LORENZO ZAVALETA	PA 1-147-267
AMIGAS Y RIVALES	ALEJANDRO MIGUEL VEZZANI LIENDO	PA 1-208-237
AMIGOS DE TIEMPOS	JESUS JAIME ZAZUETA PALAZUELOS	PA-1-343-222
AMIGOS Y NADA MAS	EUDYS R. BATISTA \ JHOSY MANUEL RODRIGUEZ	PA 1-281-350
AMOR CON AMOR SE PAGA	JUAN MONDRAGON	PA-1-315-499
AMOR DE DOS	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA 1-308-902
AMOR DE TRES	ALEJANDRO MIGUEL VEZZANI LIENDO	PA 1-208-237
AMOR DESTROZADO	DANNY MEJIA \ STEVEN TEJADA	PA-1-340-293
AMOR EN AGONIA	EMILIO CARRILLO MU#OZ	PA 1-153-229
AMORES QUE ENGAÑAN	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACO	PA 1-262-390
ANALIZANDO	WILLIAM GARCIA MORENO	PA-1-343-969
ANGEL REBELDE	ALEJANDRO ENRIQUE CAMPOS ACU#A \ ABEL G. IBARRA	PA 1-263-317
ANGEL REBELDE “VERSION NORTEÑA”	ABEL G. IBARRA \ ALEJANDRO ENRIQUE CAMPOS ACU#A	PA 1-263-317
ANGEL REBELDE ‘‘VERSION TELENOVELA”	ABEL G. IBARRA \ ALEJANDRO ENRIQUE CAMPOS ACU#A	PA 1-263-317
AQUEL	JOAQUIN ROBERTO HERNANDEZ DE LA CRUZ	PA 1-150-157
AUNQUE ME DUELA EL CORAZON	GUSTAVO MORALES	PA 1-298-479
AUNQUE NO ESTEMOS JUNTOS	EDWIN ROSA VAZQUEZ	PA 1-308-842
AVE DE PASO	WILLIAM GARCIA MORENO	PA-1-343-969
BACK IT UP	EUDYS R. BATISTA \ JHOSY MANUEL RODRIGUEZ	PA 1-281-350
BAILA	MIGUEL ANGEL SANCHEZ BUSTAMANTE	PA 1-133-112
BAILANDO	ALTAGRACIA UGALDE MOTTA	PA-1-344-807
BASTA JURARLO POR DIOS	JAIME VARELA	PA-1-314-225
BAYLALO	RAFAEL ESTEBAN CUEVAS LAGUNA	PA-1-321-535
BESOS DE HIELO	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA 1-262-390
BONITA MUJER	GUSTAVO ANIBAL AVIGLIANO \ JULIO CESAR BOVEA	PA-1-243-865
BUSCO UNA NENA	RAFAEL ESTEBAN CUEVAS LAGUNA	PA-1-321-536
CALZO GRANDE	MAXIMINO CHAVEZ	PA-1-344-009
CANCION DE AMOR	IVORY AGUILERA	PA 1-302-591
CARICIAS	DANNY MEJIA	PA-1-340-294
CARITA BONITA	GUSTAVO MORALES	PA-1-314-726
CHAVO DEL 13	JOSE JIMENEZ, JR.	PA 1-278-587
CHICA ATREVIDA	JAIME H. BARCELO SOSA \ MIGUEL A. SOTO \ JOMAR COLON	PA-1-319-074
CIEGO	CHARLIE LOPEZ \ MICHAEL LOPEZ	PA-1-339-543
CIZAÑA	EDWIN ROSA VAZQUEZ	PA 1-308-837
COBARDE	LEONARDO FREGOSO HERNANDEZ	PA-1-325-331
COMO ARRANCARTE Ml AMOR	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA-1-348-855
COMO DUELE	JESUS ALFONSO ALDAY HOLGUIN	PA-1-327-612
COMO ESTAS	WILLIAM GARCIA MORENO	PA 1-129-689
COMO ESTAS (VERSION BALADA)	WILLIAM GARCIA MORENO	PA 1-129-689
COMO ESTAS (VERSION SALSA)	WILLIAM GARCIA MORENO	PA 1-129-689
COMO LE DIGO	WILLIAM GARCIA MORENO	PA 1-129-689
COMO LE DIGO (VERSION BALADA)	WILLIAM GARCIA MORENO	PA 1-129-689
COMO LE DIGO (VERSION SALSA)	WILLIAM GARCIA MORENO	PA 1-129-689
COMO LE HARE	AGUSTIN CEJUDO MORENO	PA-1-327-613
COMO LLORA LA NIÑA	AGUSTIN ZAVALETA	PA 1-147-264
COMO ME GUSTAS	ENRIQUE CANDE GARZA	PA 1-284-268
COMO ME GUSTAS	ARMANDO TORRES MARTINEZ	PA 1-284-268
COMO TU NINGUNA	ERNESTO SANTANA MONTERO \ JONATHAN O’FARRIL MU#OZ	PA-1-344-786
COMO UN JUEGO	RAFAEL ESTEBAN CUEVAS LAGUNA	PA-1-321-536
COMPITA PIRRY	ALTAGRACIA UGALDE MOTTA	PA-1-343-223
CON Ml DOLOR	FELIPE BARRIENTOS (BMI)	PA 1-278-267
CONTESTAR	CHARLIE LOPEZ \ MICHAEL LOPEZ	PA-1-339-543
CORAZON APASIONADO	JOSE ALFREDO VIZCARRA PERAZA \ LUIS ENRIQUE PAYAN	PA-1-319-080
CORAZON ENAMORADO (CORAZON ENAMORAO)	FELIPE BARRIENTOS (BMI)	PA-1-344-784
CRUZ DE AMOR	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA-1-348-855
CUANTO VALES	JOSE MARTIN PRECIADO URIBE	PA 1-269-912
CUENTALE	ALEJANDRO MIGUEL VEZZANI LIENDO	PA 1 -208-237
DE CARRETA AL OJO	MARCOS FLORES PEREZ	PA-1-339-409

Page 13	UMP-DIRECT

Song	Author	Register Id
DE CHICAGO A LA JOYA	EDUARDO RODARTE	PA 1-302-407
DE HOY EN ADELANTE	MIGUEL A. SOTO	PA-1-319-090
DE NOCHE Y DE DIA	ADAN LOPEZ DAVILA \ ERNESTO CERVANTES ACOSTA \ RICA	PA-1-349-370
DE PASION	RAFAEL ESTEBAN CUEVAS LAGUNA	PA-1-321-536
DEJA QUE EL MAR	FRANCISCO JAVIER SOLIS	PA 1-199-962
DEJENME LLORAR	HUGO JARAMILLO TINAJERO	PA 1-197-453
DESPACITO POR FAVOR	MICHAEL LOPEZ \ CHARLIE LOPEZ	PA-1-339-543
DIFERENCIA	ELSIDO MARTINEZ GONZALES	PA 1-295-709
DIME	CARLOS DANIEL CARRILLO	PA 1-245-423
DIME SI TE PASA COMO A Ml	JOMAR COLON REYES \ MIGUEL A. SOTO	PA-1-319-076
DISCO	ERNESTO SANTANA MONTERO \ JONATHAN O’FARRIL MU#OZ	PA-1-344-786
DOÑA CAROLA	SANTOS PALACIOS	PA 1-147-266
DONDE FUE EL AMOR (DONDE ESTA EL AMOR)	DANIEL AVILA	PA 1-269-474
DONDE QUIERA QUE ESTES	ERNESTO SANTANA MONTERO \ IDO ADOLFO YEMS	PA-1-344-791
DOS ABRAZOS	ALTAGRACIA UGALDE MOTTA	PA-1-336-114
DUELE DUELE (DUELE MUCHO)	FELIPE BARRIENTOS (BMI)	PA-1-278-267
DURO	RAFAEL ESTEBAN CUEVAS LAGUNA	PA-1-321-536
EL AMOR DE Ml VIDA	LUCIO MONDRAGON	PA-1-345-883
EL ANGEL QUE SOÑE	WILLIAM ERIC WATSON BLANCO	PA-1-321-533
EL BARBAS	PEDRO RAMIREZ CARDENAS	PA-1-336-074
EL CHACALOSO	MARIO HUMBERTO MONZON ELENES	PA 1-109-794
EL CHICO	MANUEL ARANDA CANALES	PA 1-241-689
EL COCO	ERNESTO SANTANA MONTERO \ IDO ADOLFO YEMS \ EDDIE	PA-1-344-794
EL COMERCIANTE	JESUS PLATA LUCIO	PA-1-344-808
EL CONQUISTADOR	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA 1-262-390
EL DE SAN LUIS	RAMON MELENDEZ	PA-1-1319-088
EL DIARIO DE Ml VIDA (EL DIARIO DE Ml MIVA)	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA 1-262-390
EL DOLOR EN MIS OJOS	CARLOS TOURENG	PAu-079-194
EL GUSTO MICHOACANO	DONATO CHEDDY TIRADO NATERAS	PA-1-336-115
EL HOMBRE DE TUS SUEÑOS	IVORY AGUILERA	PA 1-302-591
EL JUGUETE	ALBERTO LUIS KREIMERMAN	PA 1-192-417
EL MERO MERO	ALEJANDRO MONDRAGON	PA-1-315-500
EL NIÑO DEL SALVADOR	ACIANO ACU#A	PA-1-319-083
EL PARTYZONE	RAFAEL ESTEBAN CUEVAS LAGUNA	PA-1-321-536
EL PROVINCIANO	AGUSTIN ZAVALETA	PA 1-147-264
EL REY DE TIERRA CALIENTE	PEDRO RAMIREZ CARDENAS	PA-1-336-074
EL SUEÑO DE UN MOJADO	ACIANO ACU#A	PA-1-345-901
EL ZACATECANO	MANUEL ARANDA CANALES	PA 1-241-689
ELLA SE FUE	ALTAGRACIA UGALDE MOTTA	PA-1-343-223
EN CADA BESO	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACO	PA-308-902
EN EL NOMBRE DEL PADRE	JOSE LUIS DAVILA (BMI) \ FELIPE BARRIENTOS (BMI)	PAu 2-464-350
EN EL NOMBRE DEL PADRE	FELIPE BARRIENTOS (BMI)	PAu 2-464-350
EN LAS MANOS DE DIOS	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACO	PA 1-262-390
EN SOLEDAD	RODOLFO RAMIREZ	PA-1-319-077
ENSEÑAME A OLVIDAR	MARTHA GALLARDO	PA 1-269-914
ERES	JESUS ROMAN	PA-1-343-481
ESE FUI YO	STEVEN TEJADA	PA-1-340-295
ESPERAME AHI	WILLIAM GARCIA MORENO	PA-1-343-969
ESTE LOCO	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA 1-262-390
ESTOY A PUNTO DE LLORAR	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA 308-902
FANTASMA	WILLIAM GARCIA MORENO	PA-1-343-969
FIESTA	EUDYS R. BATISTA	PA 1-281-352
FUE SU MIRADA	JOSE IGNACIO LOZANO GUTIERREZ	PA 1-133-109
FULANO DE TAL	ALVARO MORELLO	PA 1-147-263
GAL PERDONAME	JOMAR COLON REYES \ MIGUEL A. SOTO	PA-1-319-076
GIRO POTOSINO	RAMON MELENDEZ	PA-1-345-902
GRAN VOCHITO AZUL	CHARLIE LOPEZ \ MICHAEL LOPEZ	PA-1-339-543
GUARACHE DE TRES AGUJEROS	CARLOS RAMOS GOMEZ	PA-1-321-538
HA NACIDO UN ANGEL	IVORY AGUILERA	PA 1-302-591
HASTA QUE TE LO HUNDA	EDWIN ROSA VAZQUEZ	PA 1-308-836
HE PERDIDO UN AMOR	FELIPE BARRIENTOS (BMI)	PA 1-287-316
HONEY, I DO	DANNY MEJIA	PA-1-340-294
HOY	JOSE JIMENEZ, JR.	PA 1-278-587
HOY VUELVO A MAR	FERNANDO CISNEROS VELAZQUEZ \ ELIZEO LOPEZ	PA-1319-079
IMAGINATE	JAIME VARELA	PA-1-314-225
INFIEL	EDEL RICARDO RAMIREZ	PA 1-197-493
INTERLUDE	RAFAEL ESTEBAN CUEVAS LAGUNA	PA-1-321-536

Page 14	UMP-DIRECT

Song	Author	Register Id
INTRO	IDO ADOLFO YEMS	PA-1-344-785
JAMAS, JAMAS	MIGUEL ANGEL TREVI#O SALAS	PA 1-297-319
JUEGO DE CANTINA	MANUEL ARANDA CANALES	PA 1-241-689
LA AERONAVE	GUSTAVO MORALES	PA-1-243-864
LA CABULLA	ERNESTO SANTANA MONTERO \ IDO ADOLFO YEMS \ JAVIER	PA-1-344-788
LA CALLE	RAFAEL ESTEBAN CUEVAS LAGUNA	PA-1-321-536
LA CAÑA DE AZUCAR	ERNESTO SANTANA MONTERO \ JONATHAN O’FARRIL MU#OZ	PA-1-344-793
LA CARTA	IVORY AGUILERA	PA 1-302-591
LA CHICA DE LOS MELONES	JAIME VARELA	PA-1-314-225
LA CHICA DE MIS SUEÑOS	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA 1-308-902
LA FACILITA	CHRISTIAN ULISES RANGEL TORRES	PA 1-266-302
LA HERIDA MORTAL	KEITH NIETO	PAU-2-628-626
LA HISTORIA MAS LOCA	JAIME VARELA	PA-1-314-225
LA MAESTRA	RAUL DEL REAL	PA-1-343-221
LA MANGUERA	JOSE ANTONIO CORIA ROSALES	PA-1-328-378
LA MANGULINA	ERNESTO SANTANA MONTERO \ IDO ADOLFO YEMS	PA-1-344-787
LA MAS BONITA	LUIS ENRIQUE PAYAN	PA-1-319-073
LA MENONITA	RICARDO OBREGON	PA 1-269-913
LA MULA	RAFAEL MEDRANO MERAZ	PA-1-320-488
LA PAREJA SIN IGUAL	TIRZO CAMACHO PAIZ	PA 1-133-104
LA POLKA REYNA	OSCAR URBINA, JR.	PA-1319-087
LA TERNURA DE TU SER	CHRISTIAN ULISES RANGEL TORRES	PA 1-266-302
LA TRISTEZA ME LLEGO	ALTAGRACIA UGALDE MOTTA	PA-1-336-114
LA ULTIMA CHELA	FERNANDO CISNEROS VELAZQUEZ	PA-1-337-436
LADRON (ES UN LADRON)	EDEL RICARDO RAMIREZ	PA 1-284-287
LAGRIMAS AMARGAS	ERNESTO-CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA-1-348-855
LAGRlMAS Y BOTELLAS	JESUS PLATA LUCIO	PA-1-344-808
LAS CUATRO PAREDES	KEITH NIETO	PA-1-319-327
LLEVAME CONTIGO	ALEJANDRO MACIAS	PA 1-284-267
LLORANDO	WILLIAM GARCIA MORENO	PA-1-343-969
LLORARE MIL VECES	JESUS ALFONSO ALDAY HOLGUIN	PA-1-327-612
LO BUSQUE	ALTAGRACIA UGALDE MOTTA	PA-1-344-807
LO BUSQUE (NORTEÑA)	ALTAGRACIA UGALDE MOTTA	PA-1-344-807
LO QUE ERES PARA Ml	EMANUEL CARRILLO OSUNA	PA-1-327-561
LOBO HAMBRIENTO	BRENDA M. VELA DE GARCIA \ HOMERO VELA	PA-1-320-437
LOCO POR SU AMOR	AGUSTIN ZAVALETA	PA 1-147-264
LOS DUEÑOS DE LA DISCOTECA	EUDYS R. BATISTA \ JHOSY MANUEL RODRIGUEZ	PA 1-281-350
LOS POBRES VAN AL CIELO	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA 1-308-902
LOS POLVOS DE Ml RANCHO	MANUEL DE JESUS MONTENEGRO HERRERA	PA-1-322-252
LOS VERDADEROS ANORMALES	EDWIN ROSA VAZQUEZ	PA 1-308-843
MADRE	IVORY AGUILERA	PA 1-302-591
MALDITO AMOR	OSCAR ADRIAN MAGA#A	PA 1-245-422
MAÑANA TE VERE	EUDYS R. BATISTA \ JHOSY MANUEL RODRIGUEZ	PA 1-281-350
MANILA	HUMBERTO JUDEX	PA-1-348-859
MASOQUISTA	CHRISTIAN RAMOS LOPEZ	PA-1-348-854
ME ACOSTUMBRE	CARLOS FELIPE BARRIENTOS RODRIGUEZ	PA 1-133-171
ME ANDO, ME ANDO	CARLOS RAMOS GOMEZ	PA-1-343-976
ME CANSE	ABEL VENCES	PA-1-314-727
ME DEJASTE SOLO	RAMIRO ALFONSO VILLARREAL LOPEZ	PA 1-133-114
ME EMOCIONAS	WILLIAM GARCIA MORENO	PA-1-343-969
ME GUSTAS	WILLIAM GARCIA MORENO	PA-1-343-969
ME MUEVE EL PISO	WILLIAM GARCIA MORENO	PA-1-343-969
ME PARTISTES EN DOS	SERGIO CERVANTES ACOSTA \ RICARDO CERVANTES ACOS	PA-1-348-856
ME SIENTO SOLO	CHRISTIAN ULISES RANGEL TORRES	PA-1-322-253
ME VAS A EXTRAÑAR	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA-1-348-855
MENTIRIA	ADAN LOPEZ DAVILA \ ERNESTO CERVANTES ACOSTA \ RICA	PA-1-349-370
MENTIROSA	MARIO KREUTZBERGER B.	PA 1-271-473
MENTIROSA (EXP. LYRICS)	MARIO KREUTZBERGER B.	PA 1-271-473
MERECE RESPETO UNA MUJER	IVORY AGUILERA	PA 1-302-591
Ml AMOR PERDIDO	IVORY AGUILERA	PA 1-302-591
Ml AMOR TE PIDE MAS	ALTAGRACIA UGALDE MOTTA	PA-1-336-114
Ml ANGEL SOÑADO	ADAN LOPEZ DAVILA \ ERNESTO CERVANTES ACOSTA \ RICA	PA-1-349-370
Ml GRAN FANTASIA	SERGIO ROGELIO ORTIZ	PA-1-320-441
Ml NIÑA	DANNY MEJIA	PA-1-340-294
Ml REGALO	ALEJANDRO ALONSO HUESCA	PA 1-263-316
Ml REGALO EN NAVIDAD	EDUARDO RODARTE	PA-1-347-951
Ml SOLEDAD	ARMANDO TORRES MARTINEZ	PA-1-343-920

Page 15	UMP-DIRECT

Song	Author	Register Id
Ml SUFRIMIENTO	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA 1-262-390
Ml TIEMPO	EUDYS R. BATISTA	PA 1-281-351
Ml VICIO	PRISCILA CAMACHO SEGURA	PA 1-109-819
MIEDO A ENAMORARME	JAIME CASTELLANOS	PA-1-337-433
MIO	ALEJANDRO MIGUEL VEZZANI LIENDO	PA 1-208-237
MIS CELOS	EMANUEL CARRILLO OSUNA	PA-1-327-561
MOTIVAO	JONATHAN O’FARRIL MU#OZ	PA-1-344-790
MOVED	JOMAR COLON REYES \ MIGUEL A. SOTO	PA-1-319-076
MUCHACHA BONITA	RODOLFO RAFAEL YELA	PA 1-218-818
MUEVE EL OSO	JAIME VARELA	PA-1-314-225
MUJER INFIEL	FIDENCIO COBAR RUBIAS GARZA	PA 1-150-156
MUJERES	CHRISTIAN ULISES RANGEL TORRES	PA-1-322-253
NACIERON PARA AMAR	MARIO HUMBERTO MONZON ELENES	PA 1-109-794
NADIE COMO TU	SALVADOR LOZANO GARZA	PA 1-195-518
NAVIDAD	IVORY AGUILERA	PA 1-302-591
NIÑA MIMADA	ALTAGRACIA UGALDE MOTTA	PA-1-343-223
NO DUDES MAS (YA NO DUDES)	KEITH NIETO	PA 1-247-063
NO ES BRUJERIA	ALTAGRACIA UGALDE MOTTA	PA-1-336-114
NO ES BRUJERIA (VERSION ACUSTICA)	ALTAGRACIA UGALDE MOTTA	PA-1-336-114
NO ES BRUJERIA (VERSION CUMBIA NORTEÑA)	ALTAGRACIA UGALDE MOTTA	PA-1-336-114
NO HAY QUE LLORAR	CELEDONIO MIRANDA	PA-1-318-809
NO HAY REVERSA	ERNESTO SANTANA MONTERO \ IDO ADOLFO YEMS \ JONAT	PA-1-344-793
NO LLORES POR EL	EUDYS R. BATISTA \ JHOSY MANUEL RODRIGUEZ	PA 1-281-350
NO ME LO DIGAS (NO DIGAS NADA)	JORGE ALBERTO NAZAR DE MIGUEL	PA 1-224-181
NO PIDAS PERDON	ALTAGRACIA UGALDE MOTTA	PA-1-336-114
NO PUEDO OLVIDARLA	FERNANDO CISNEROS VELAZQUEZ	PA 1-292-678
NO QUIERO DORMIR	WILLIAM GARCIA MORENO	PA-1-343-969
NO SE DONDE ESTAS	JUAN MURGUIA CANALES	PA 1-241-691
NO SE QUE TRAIGO EN LOS OJOS	RAMON MELENDEZ	PA-1-345-902
NO SOY CULPABLE	JOSEPH E. VALDEZ \ RAYMOND M. GARCIA	PA-1-339-391
NO TE VEO	MICHAEL LOPEZ \ CHARLIE LOPEZ	PA-1-339-543
NO VALES LA PENA	JOSE JIMENEZ, JR.	PA 1-278-587
NUEVOS TIEMPOS	JOSE JIMENEZ, JR.	PA 1-278-587
OJALA NO SEA TARDE	KEITH NIETO	PA-1-318-810
OLVIDAME	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA 1-308-902
OTRA VEZ	WILLIAM GARCIA MORENO	PA 1-129-689
OTRO ME ROBA TU AMOR	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACO	PA 308-902
PA’ QUE TE FATIGUEZ	EDWIN ROSA VAZQUEZ	PA 1-308-840
PA’L AÑO QUE VIENE	WILLIAM GARCIA MORENO	PA-1-343-969
PAL CRUCE	RAFAEL ESTEBAN CUEVAS LAGUNA	PA-1-321-536
PALABRAS DE MUJER	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACO	PA 1-262-390
PARA QUE ME FINGISTE	KEITH NIETO \ JUAN TOMAS CABRERA MARTINEZ	PA 1-262-293
PARA QUE QUIERO UN CORAZON	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA-1-348-855
PARDON ME	DANNY MEJIA	PA-1-340-294
PEGAITO	HUMBERTO JUDEX	PA-1-348-859
PEGALA	JOMAR COLON REYES \ MIGUEL A. SOTO	PA-1-319-076
PERDONAME	JHOSY MANUEL RODRIGUEZ \ EUDYS R. BATISTA	PA 1-281-350
PERDONAME MAMA	ROBERTO VERDUZCO RAMIREZ	PA-1-320-439
PERFECTAMENTE MENTIROSA	JAIME VARELA	PA-1-314-225
PERO NO SE	LUIS ENRIQUE PAYAN	PA 1-209-735
PERO YO LA QUIERO MADRE	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA 1-262-390
PIDE	ERNESTO SANTANA MONTERO \ IDO ADOLFO YEMS \ JONAT	PA-1-344-793
POBRE AMIGA (POBRE AMIGA MIA)	JUAN CARLOS CAMPOS	PA 1-295-710
POBRE GUEY	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACO	PA 1-262-390
POL-K LO-K	EDUARDO RODARTE	PA-1-347-951
POLKA ALACRANERA	OSCAR URBINA, JR.	PA 1-287-655
POLKA EL TACONAZO (RECORDANDO EL TERRE)	OSCAR URBINA, JR.	PA 1-287-508
POLKA LOS VIENTOS	RICARDO OBREGON	PA 1-295-708
POLKA MAZIZA	RICARDO OBREGON	PA 1-269-913
POLKA MAZIZA #2	RICARDO OBREGON	PA 1-295-708
POLKA PERRONA (ENTRALE A LA POLKA)	OSCAR URBINA, JR.	PA-1-327-714
POLKEANDO EN EL ORO	OSCAR URBINA, JR.	PA 1-262-389
POMPIS DE PATITO	CESAR MORLAN VALLE	PA 1-147-265
POR AMARTE A TI	JOSE MARTIN HERRERA REBOLLEDO	PA 1-133-105
POR LA MISMA INGRATA	MAXIMINO CHAVEZ	PA 1-197-567
PRENDE LOS CENSORES	EUDYS R. BATISTA \ JHOSY MANUEL RODRIGUEZ	PA 1-281-350
PREPARENSEN	ERNESTO SANTANA MONTERO \ IDO ADOLFO YEMS \ JONAT	PA-1-344-792

Page 16	UMP-DIRECT

Song	Author	Register Id
PRIETITA DE Ml VIDA	CARLOS DE ASIS NEPAMUSENO	PA-1-319-075
PRIMER AMOR	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACO	PA 1-308-902
QUE ES LO QUE ESTA PASANDO	JOMAR COLON REYES \ MIGUEL A. SOTO	PA-1-319-076
QUE LAST IMA	ELIZEO LOPEZ	PA-1-319-081
QUE NO LE CUENTEN	JESUS ALFONSO ALDAY HOLGUIN	PA-1-327-612
QUE NOS PASO	WILLIAM GARCIA MORENO	PA-1-343-969
QUE SE MUERA CONMIGO	LUIS FERNANDO ELIZALDE DIAZ	PA 1-123-786
QUERAMONOS	TIRZO CAMACHO PAIZ	PA 1-109-796
QUISE OLVIDAR	ALTAGRACIA UGALDE MOTTA	PAu 2-515-002
QUISIERA	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA 1-262-390
RANCHERO MEXICANO	PABLO ARZATE	PA-1-348-857
RARO	CHARLIE LOPEZ \ MICHAEL LOPEZ	PA-1-339-543
REFLEJOS	JOSE JIMENEZ, JR.	PA 1-278-586
ROSAS DE AMOR	SALVADOR LOZANO GARZA	PA 1-195-518
RUMBA	ERNESTO SANTANA MONTERO \ JONATHAN O‘FARRIL MU#OZ	PA-1-344-795
SABANAS BLANCAS	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACO	PA-1-349-370
SALVAME	TIRZO CAMACHO PAIZ	PA 1-109-796
SANDUNGEO	ERNESTO SANTANA MONTERO \ IDO ADOLFO YEMS \ JONAT	PA-1-344-789
SAZON DE Ml ISLA	EUDYS R. BATISTA \ JHOSY MANUEL RODRIGUEZ	PA 1-281-350
SE FORMO EL BAYU (VERSION HIP HOP)	EDWIN ROSA VAZQUEZ	PA 1-308-844
SE FORMO EL BAYU (VERSION REGGAETON)	EDWIN ROSA VAZQUEZ	PA 1-308-844
SE FUE Ml NIÑA	IVORY AGUILERA	PA 1-302-591
SE QUITO EL CALZON EL CHANGO	PEDRO B. SALGADO	PA 1-278-393
SECA ESE LLANTO	NICOLAS ORTEGA ESPARZA	PA 1-278-390
SENTI	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACO	PA 1-262-390
SI ACASO VUELVES	KEITH NIETO	PA-1-318-810
SI TE PERDIERA	EDEL RICARDO RAMIREZ	PA 1-284-287
SI TU CORAZON ES DEL	RAFAEL ESTEBAN CUEVAS LAGUNA	PA-1-321-536
SI TU ME QUIERES GAL	JOMAR COLON REYES \ MIGUEL A. SOTO	PA-1-319-076
SI TU NO ESTAS	ELSIDO MARTINEZ GONZALES	PA 1-295-709
SI TU SUPIERAS	ALTAGRACIA UGALDE MOTTA	PA-1-336-114
SIEMPRE EN Ml	FERNANDO CISNEROS VELAZQUEZ	PA 1-292-678
SIN ELLA	YONNY OMAR MIRANDA	PA-1-344-809
SIN TU MIRADA	ALEJANDRO MONDRAGON	PA-1-345-882
SOLA LA VEO	EDDIE ARCE RAMOS	PA-1-344-796
SOLO MINUTOS	JUAN ACU#A	PA-1-348-836
SOLO QUIERO	JESUS ROMAN	PA 1-278-273
SOLO QUIERO SABER	CARLOS FELIPE BARRIENTOS RODRIGUEZ	PA 1-133-171
SOLTANDOSE	ERNESTO SANTANA MONTERO \ JONATHAN O’FARRIL MU#OZ	PA-1-344-786
SOMOS DOS	PRISCILA CAMACHO SEGURA	PA 1-109-819
SONIDERO NACIONAL	AGUSTIN ZAVALETA	PA 1-147-264
SOY DE LA CALLE	EDWIN ROSA VAZQUEZ	PA 1-308-838
SOY YO	ERNESTO SANTANA MONTERO	PA-1-344-797
SUBE LA ADRENALINA	RAFAEL ESTEBAN CUEVAS LAGUNA	PA-1-321-536
SUFRIMIENTO SIN FIN	ELSIDO MARTINEZ GONZALES	PA 1-295-709
SUPERESTRELLA	CHARLIE LOPEZ \ MICHAEL LOPEZ	PA-1-339-543
SUSANA	IVORY AGUILERA	PA 1-302-591
TAL VEZ	EDWIN ROSA VAZQUEZ	PA 1-308-845
TAN BUENA	WILLIAM GARCIA MORENO	PA 1-129-689
TE AMO	WILLIAM GARCIA MORENO	PA-1-343-969
TE AMO A TI	LUCIO MONDRAGON	PA-1-345-883
TE AMO LOCAMENTE	SALVADOR LOZANO GARZA	PA 1-195-518
TE ESPERARE	GERARDO RAMIREZ GALLARDO	PA 1-297-321
TE EXTRAÑO	ERNESTO CERVANTES ACOSTA \ RICARDO CERVANTES ACO	PA 1-262-390
TE EXTRAÑO	DANNY MEJIA	PA-1-340-294
TE EXTRAÑO (BACHATA)	DANNY MEJIA	PA-1-340-294
TE EXTRAÑO (R&B)	DANNY MEJIA	PA-1-340-294
TE LO APUESTO	ISMAEL GALLEGOS	PA 1-197-454
TE QUIERO	RODOLFO RAMIREZ	PA-1-319-077
TE QUIERO TODAVIA	JOMAR COLON REYES \ MIGUEL A. SOTO	PA-1-319-076
TE QUISIERA VER	FELIPE BARRIENTOS (BMI)	PA 1-287-316
TE VENGO A CANTAR	JESUS JOSE VEGA CUAMEA	PA 1-109-793
TE VOY A AMAR	GENARO ARZATE	PA-1-348-750
TESTIMONIO	CHRISTIAN RAMOS LOPEZ	PA-1-348-746
TIRALE	EDWIN ROSA VAZQUEZ	PA 1-308-841
TOCADISCO	CHARLIE LOPEZ \ MICHAEL LOPEZ	PA-1-339-543
TODA Ml VIDA	JOSE JIMENEZ, JR.	PA 1-278-586

Page 17	UMP-DIRECT

Song	Author	Register Id
TODAS LAS NOCHES	JOMAR COLON REYES \ MIGUEL A. SOTO	PA-1-319-076
TODAVIA	ALEJANDRO MIGUEL VEZZANI LIENDO	PA 1-208-237
TONTO CORAZON	LUCIO MONDRAGON	PA-1-315-501
TRAMPA	ALEJANDRO MIGUEL VEZZANI LIENDO	PA 1-208-237
TRES DIAS SINTU AMOR	ADAN LOPEZ DAVILA \ ERNESTO CERVANTES ACOSTA \ RICA	PA-1-349-370
TRES PIQUETES	MARIO HUMBERTO MONZON ELENES	PA 1-109-794
TRISTE AGONIA	JUAN MONDRAGON	PA-1-345-900
TRISTE NAVIDAD	IGNACIO ROMO DIMAS	PA-1-328-381
TU	WILLIAM ERIC WATSON BLANCO	PA-1-321-533
TU DECISION	ALTAGRACIA UGALDE MOTTA	PAu 2-515-002
TU FIGURA	RAFAEL ESTEBAN CUEVAS LAGUNA	PA-1-321-536
TU ME HACES LLORAR	RICARDO CERVANTES ACOSTA \ ERNESTO CERVANTES ACO	PA 1-262-390
TU MISMA LECCION	ACIANO ACU#A	PA-1319-083
TU PARTIDA	IVORY AGUILERA	PA 1-302-591
TU QUIERES OLVIDARTE DE Ml	JOMAR COLON REYES \ MIGUEL A. SOTO	PA-1-319-076
TU RESPUESTA	LEONARDO FREGOSO HERNANDEZ	PA 1-278-274
UN DIA SIN VERTE	KEITH NIETO	PA-1-345-123
UN REGALO A MIS PADRES	GUSTAVO MORALES	PA-1-318-827
UN SOLO PASO	CELEDONIO MIRANDA	PA-1-318-809
UNA MUCHACHA	MICHAEL LOPEZ \ CHARLIE LOPEZ	PA-1-339-543
VEN JUNTO A Ml	EMANUEL CARRILLO OSUNA	PA-1-327-561
VISITANDO EL REY	EDWIN ROSA VAZQUEZ	PA 1-308-901
VIVIRE	MA. LUCINA ENRIQUEZ AGUILAR	PA-1-337-447
VOLVERTE A VER	JUAN MURGUIA CANALES	PA 1-241-691
VOLVI A SENTIR	MA. LUCINA ENRIQUEZ AGUILAR	PA-1-337-447
VOY A ROGARLE AL CIELO	LUIS MARIO ESTUARDO YELA	PA-1-319-078
VOY PA’ LA DISCO	EUDYS R. BATISTA \ JHOSY MANUEL RODRIGUEZ	PA 1-281-350
VUELVE YA	KEITH NIETO	PA-1-318-810
Y ENTONCES	WILLIAM GARCIA MORENO	PA 1-129-689
Y LLORE	CESAR MORLAN VALLE	PA 1-147-265
Y LUCHARE	ELIZEO LOPEZ	PA 1-192-418
YA	WILLIAM GARCIA MORENO	PA-1-343-969
YA ESTA DECIDIDO	JAIME VARELA	PA-1-314-225
YA LO VERAS	JOSE LUIS COVARRUBIAS	PA-1-319-085
YA NO AGUANTO MAS	DANNY MEJIA \ STEVEN TEJADA	PA-1-340-293
YA NO QUIERO SUFRIR	JOSE JIMENEZ, JR.	PA 1-278-611
YA QUE TU TE VAS	MICHAEL LOPEZ \ CHARLIE LOPEZ	PA-1-339-543
YA QUIERO VERTE	PABLO ARZATE	PA-1-348-857
YO PENDIENTE	RAFAEL ESTEBAN CUEVAS LAGUNA	PA-1-324-579
YO QUIERO SABER	ALTAGRACIA UGALDE MOTTA	PAu 2-515-002
YO SE QUE TU QUIERES CONMIGO	JOMAR COLON REYES \ MIGUEL A. SOTO	PA-1-319-076
ZAFARI	EDWIN ROSA VAZQUEZ	PA 1-308-839

Page 18	UMP-DIRECT

Song	Author	Register Id
A CALZON QUITADO	FRANCISCO QUINTERO ORTEGA	PA 1-270-686
AMOR CIEGO	FRANCISCO QUINTERO ORTEGA	PA-1-270-689
AMOR DE LEJOS	FRANCISCO QUINTERO ORTEGA	PAu 2-933-310
CONTRABANDO EN LOS HUEVOS	FRANCISCO QUINTERO ORTEGA	PA 1-270-692
CORRIDO DEL NIÑO (EL NIÑO)	FRANCISCO QUINTERO ORTEGA	PA-1-270-690
DEBAJO DEL SOL	FRANCISCO QUINTERO ORTEGA	PA-1-350-618
DIABLO CON CUERNOS	FRANCISCO QUINTERO ORTEGA	PAu 2-933-310
DOS CONTRA DIEZ	FRANCISCO QUINTERO ORTEGA	PA-1-270-690
DOS MUJERES DE LA LEY	FRANCISCO QUINTERO ORTEGA	PA-1-270-690
EL AGENTE BORREGO	FRANCISCO QUINTERO ORTEGA	PA—1-270-690
EL ALACRAN	FRANCISCO QUINTERO ORTEGA	PA-1-350-618
EL ANGEL DE TU GUARDA	FRANCISCO QUINTERO ORTEGA	PAu 2-933-310
EL CHILE PELAIZ	FRANCISCO QUINTERO ORTEGA	PA 1-270-187
EL CHIVO	FRANCISCO QUINTERO ORTEGA	PA-1-270-690
EL CHUPA CABRAS	FRANCISCO QUINTERO ORTEGA	PA-1-270-692
EL CURITA	FRANCISCO QUINTERO ORTEGA	PA 1-273-009
EL DIABLO DE LA FRONTERA	FRANCISCO QUINTERO ORTEGA	PA 1-270-686
EL DIABLO DE SONORA	FRANCISCO QUINTERO ORTEGA	PA-1-270-687
EL GALLO DE OAXACA	FRANCISCO QUINTERO ORTEGA	PA 1-270-686
EL INFIEL	FRANCISCO QUINTERO ORTEGA	PAu 2-933-310
EL INTERNET	FRANCISCO QUINTERO ORTEGA	PA-1-270-690
EL NARIZ DE A GRAMO (NARICES DE A GRAMO)	FRANCISCO QUINTERO ORTEGA	PA 1-270-186
EL RANCHERO RAP	FRANCISCO QUINTERO ORTEGA	PA-1-350-618
EL TUNTUN DEL CORAZON	FRANCISCO QUINTERO ORTEGA	PA 1-270-686
EL ULTIMO VIAJE	FRANCISCO QUINTERO ORTEGA	PA 1-273-009
EL VAMPIRO CHUPADOR	FRANCISCO QUINTERO ORTEGA	PA-1-350-618
ENTRE MAS LEJOS MEJOR	FRANCISCO QUINTERO ORTEGA	PAu 2-933-310
HASTA LA MUERTE	FRANCISCO QUINTERO ORTEGA	PA-1-270-690
LA CARRERA DELAÑO	FRANCISCO QUINTERO ORTEGA	PA 1-270-692
LA COPA DEL MUNDO	FRANCISCO QUINTERO ORTEGA	PA-1-350-617
LA FIESTA DE LOS PERRONES	FRANCISCO QUINTERO ORTEGA	PA 1-273-009
LA LEY FUGA	FRANCISCO QUINTERO ORTEGA	PA 1-270-188
LA PAREJA FELIZ	FRANCISCO QUINTERO ORTEGA	PA-1-350-618
LA PEDRADA	FRANCISCO QUINTERO ORTEGA	PA 1-270-185
LA REINA Y EL FORASTERO	FRANCISCO QUINTERO ORTEGA	PAu 2-933-310
LA TRAICIONERA (LA PUTONA)	FRANCISCO QUINTERO ORTEGA	PA-1-270-689
LA VOZ DE LA EXPERIENCIA	FRANCISCO QUINTERO ORTEGA	PA 1-270-686
LA YEGUAY EL CORVET	FRANCISCO QUINTERO ORTEGA	PA 1-273-009
LAMENTO DE UN CIUDADANO	FRANCISCO QUINTERO ORTEGA	PA-1-270-690
LAS MONJITAS	FRANCISCO QUINTERO ORTEGA	PA-1-270-687
LAS NOVIAS DEL TRAFICANTE	FRANCISCO QUINTERO ORTEGA	PA 1-270-691
LAS PANTERAS	FRANCISCO QUINTERO ORTEGA	PA-1-270-687
LAS POMPIS DE Ml GUERA	FRANCISCO QUINTERO ORTEGA	PA 1-270-188
LOS COCODRILOS	FRANCISCO QUINTERO ORTEGA	PA-1-270-687
LOS DOS JEFES	FRANCISCO QUINTERO ORTEGA	PA-1-350-618
LOS DOS MORROS	FRANCISCO QUINTERO ORTEGA	PA 1-273-009
LOS DOS PLEBES (PART II)	FRANCISCO QUINTERO ORTEGA	PA 1-272-819
LOS DOS RIVALES	FRANCISCO QUINTERO ORTEGA	PA-1-270-687
LOS DRAGONES DEL ORIENTE	FRANCISCO QUINTERO ORTEGA	PA-1-350-618
Ml SECRETO	FRANCISCO QUINTERO ORTEGA	PA-1-270-689
PERDI CON BARAJA DE ORO	FRANCISCO QUINTERO ORTEGA	PAu 2-933-310
PITO PEREZ	FRANCISCO QUINTERO ORTEGA	PA 1-270-686
PLEITO DE VIEJAS	FRANCISCO QUINTERO ORTEGA	PA-1-270-689
POR LAS CALLES DE DURANGO	FRANCISCO QUINTERO ORTEGA	PA-1-270-689
TE FALLE	FRANCISCO QUINTERO ORTEGA	PAu 2-933-310
TRAFICANTES CONTRA NARCOS	FRANCISCO QUINTERO ORTEGA	PA-1-270-690

1 Page	VN-FAN

Subschedule III.A.2

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

REGISTRATIONS

POR LAS CALLES DE CHIHUAHUA	ELISEO ROBLES Y LOS BARBAROS DEL NORTE	???	???	VA 1-265-724

UNA NAVIDAD CON TODOS	OBJETIVO FAMA	11/16/2005 PA	11/15/2005	PA 1-300-902

NUESTRA HISTORIA MUSICAL	DUELO	11/17/2005 SR	11/21/2005	PA 1-304-671

CON MIS PROPIAS MANOS	LUPILLO RIVERA	11/16/2005 PA	11/15/2005	PA 1-306-469

15 SUPER EXITOS CON PURA BANDA	VARIOUS ARTISTS	11/17/2005 PA	11/21/2005	PA 1-306-884

ASI SOY	FLAKISS	11/16/2005 PA	11/18/2005	PA 1-306-885

CON SENTIMIENTO	IMAN	11/16/2005 PA	11/18/2005	PA 1-306-886

PENSANDO EN TI	K PAZ DE LA SIERRA	11/17/2005 PA	11/21/2005	PA 1-306-887

ESPERANZA	JAE-P	11/16/2005 PA	11/15/2005	PA 1-306-888

EL MOVIMIENTO DE HIP HOP VOL 2	VARIOUS ARTISTS	11/17/2005 PA	11/21/2005	PA 1-306-890

NUESTRA HISTORIA Y ALGO MAS	ALACRANES MUSICAL	11/16/2005 PA	11/15/2005	PA 1-306-891

ARCOIRIS MUSICAL MEXICANO 2006	VARIOUS ARTISTS	11/17/2005 PA	11/21/2005	PA 1-306-892

HOUSTON RODEO LIVE	JENNIFER PEÑA	11/17/2005 PA	11/21/2005	PA 1-307-057

LAS CARAS DE LA LUNA	VARIOUS ARTISTS	11/23/2005 PA	11/29/2005	PA 1-307-059

LOS CUATRO DE CHIHUAHUA	VARIOUS ARTISTS	11/27/05 PA	11/29/2006	PA 1-307-060

CUATRO ESTRELLAS EN EL CIELO	VARIOUS ARTISTS	11/23/2005 PA	11/29/2005	PA 1-307-061

SIMPLEMENTE LA MEJOR	JENNI RIVERA	11/07/2005 PA	11/9/2005	PA 1-307-062

EN SOLEDAD	JIMENA	11/16/2005 PA	11/15/2000	PA 1-307-063

MAS CONTROL	CONTROL	11/17/2005 PA	11/21/2005	PA 1-307-064

ARCOIRIS MUSICAL MEXICANO DE COLECCION	VARIOUS ARTISTS	11/17/2005 PA	11/21/2005	PA 1-307-065

SUPER ESTRELLAS DEL POP	VARIOUS ARTISTS	1/10/2006 PA	1/12/2006	PA 1-307-247

25 AÑOS - 25 EXITOS	TROPICAL DEL BRAVO	1/10/2006 PA	1/12/2006	PA 1-307-250

CONFESIONES DE MUJER	VARIOUS ARTISTS	3/20/2006 PA	3/23/2006	PA 1-309-477

25 ANIVERSARIO, FAMOSAS Y SABROSAS	FITO OLIVARES Y SU GRUPO	3/20/2006 PA	3/23/2006	PA 1-309-480

EXITOS EN VIVO	LOS HUMILDES HERMANOS AYALA	3/20/2006 PA	3/23/2006	PA 1-309-481

TRES DECADAS DE EXITOS	LOS HUMILDES HERMANOS AYALA	3/20/2006 PA	2/23/2006	PA 1-309-486

ABANDONE A Ml AMIGO	BETO QUINTANILLA	3/20/2006 PA	3/23/2006	PA 1-309-487

THE MAIN EVENT-EAST MEETS WEST	VARIOUS ARTISTS	3/20/2006 PA	3/23/2006	PA 1-309-488

SIEMPRE FUIMOS DOS	AMANDA MIGUEL & DIEGO VERDAGUER	3/20/2006 PA	3/23/2006	PA 1-309-489

GUILLAERA	VARIOUS ARTISTS	1/9/2006 PA	1/11/2006	PA 1-310-647

RANCHERISIMAS CON BANDA	GRACIELA BELTRAN	4/19/2006 PA	4/18/2006	PA 1-310-648

DE GIRA CON…LOS INDOMABLES DE CEDRAL	LOS INDOMABLES DE CEDRAL	1/10/2006 PA	1/12/2006	PA 1-312-111

Ml HOMENAJE GIGANTE A LA MUSICA NORTEÑA	DON FRANCISCO	11/07/2005 PA	11/9/2005	PA 1-313-863

Page 1	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

HIP HOP NATION EN ESPAÑOL	VARIOUS ARTISTS	11/23/2005 PA	11/28/2005	PA 1-313-871

180 GRADOS	GERARDO	11/23/2005 PA	11/28/2005	PA 1-313-880

LOS VIDEOS MAS PESADOS DEL HIP HOP	VARIOUS ARTISTS	3/20/2006 PA	3/23/2006	PA 1-322-773

PARRANDA TEQUILERA DE FIN DE AÑO	VARIOUS ARTISTS	3/20/2006 PA	3/23/2006	PA 1-322-775

ARCOIRIS MUSICAL MEXICANO 2006	VARIOUS ARTISTS	3/20/2006 PA	3/23/2006	PA 1-322-776

DINASTIA RIVERA	VARIOUS ARTISTS	3/20/2006 PA	3/23/2006	PA 1-322-793

20 GREATEST HITS VOL2	MOJADO	11/23/2005 PA	11/28/2005	PA 1-322-807

EL MOVIMIENTO DE HIP HOP	VARIOUS ARTISTS	11/23/2005 PA	11/28/2005	PA 1-322-808

KICKIN’ IT…JUNTOS	AKWID & JAE-P	11/23/2005 PA	11/28/2005	PA 1-322-809

NOVIA LINDA	ANGEL GARAY	4/19/2006 PA	4/18/2006	PA 1-322-893

LIVE IN JAPAN	AKWID	4/21/2006 PA	4/24/2006	PA 1-322-899

LOS BONDADOSOS	EN VIVO	4/21/2006 PA	6/2/2006	PA 1-326-930

FLOW CALLEJERO	ÑENGO FLOW	4/21/2006 PA	6/2/2006	PA 1-327-083

20 GRANDES EXITOS	LOS RAZOS DE SACRAMENTO Y REYNALDO	7/26/2006 PA	7/31/2006	PA 1-333-660

ASI SOY YO	ANAIS	7/11/2006 PA	8/2/2006	PA 1-339-949

PARRANDA TEQUILERA 2005	VARIOUS ARTISTS	11/27/05 PA	11/29/2005	PA 1-339-957

20 GREATEST HITS	MOJADO	11/23/2005 PA	11/29/2005	PA 1-339-958

CON EXPERIENCA Y JUVENTUD	LOS HURACANES DEL NORTE	??	11/29/2005	PA 1-339-965

PIQUETES Y LAMENTOS - GRANDES EXITOS	VARIOUS ARTISTS	1/10/2006 PA	1/12/2006	PA 1-340-628

LOS REYES DEL SAXOFON	VARIOUS ARTISTS	7/11/2006 PA	7/13/2006	PA 1-341-144

HOY, MAÑANA Y SIEMPRE	TITO NIEVES	7/11/2006 PA	7/13/2006	PA 1-341-146

ARCOIRIS MUSICAL MEXICANO-COLECCION DE EXITOS	VARIOUS ARTISTS	4/21/2006 PA	6/2/2006	PA 1-341-342

SUPER EXITOS DE LA MUSICA POP 2005	VARIOUS ARTISTS	4/21/2006 PA	6/2/2006	PA 1-341-343

DOS HISTORIAS	SELENA & ANA BARBARA	4/21/2006 PA	6/2/2006	PA 1-341-344

SIMPLEMENTE LO MEJOR	ALACRANES MUSICAL	4/21/2006 PA	6/2/2006	PA 1-341-345

PURO PA’ ARRIBA	LOS HURACANES DEL NORTE	11/15/2006 PA	11/17/2006	PA 1-343-421

EN VIVO - SIEMPRE CONTIGO	LOS TUCANES DE TIJUANA	11/15/2006 PA	11/17/2006	PA 1-343-422

EL NUEVO IMPERIO	MEXICLAN	11/15/2006 SR	11/20/2006	PA 1-343-424

EN VIVO	ADAN CHALINO SANCHEZ	11/15/2006 PA	11/20/2006	PA 1-343-425

Page 2	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

SAFARI CON SABROSURA	FITO OLIVARES Y SU GRUPO	7/26/2006 PA	7/31/2006	PA 1-344-304

EXPLOSION NORTEÑA	VARIOUS ARTISTS	8/5/2006	8/7/2006	PA 1-344-311

PARRANDA TEQUILERA 2006	VARIOUS ARTISTS	4/21/2006 PA	6/2/2006	PA 1-347-762

SOLO PARA ADOLORIDOS	VARIOUS ARTISTS	4/21/2006 PA	6/2/2006	PA 1-347-763

FIEBRE SONIDERA	VARIOUS ARTISTS	4/21/2006 PA	6/2/2006	PA 1-347-764

EL MOVIMIENTO DE HIP HOP - LA REVOLUCION	VARIOUS ARTISTS	4/21/2006 PA	6/2/2006	PA 1-347-765

HISTORIA MUSICAL NORTEÑA - SOLO EXITOS	VARIOUS ARTISTS	4/21/2006 PA	6/2/2006	PA 1-347-766

STILL KICKIN’ IT	AKWID & JAE-P	4/21/2006 PA	6/2/2006	PA 1-347-767

LAS 20 QUE MAS ME LLEGAN	VARIOUS ARTISTS	4/21/2006 PA	6/2/2006	PA 1-347-768

LOS MAS PESADOS	VARIOUS ARTISTS	4/21/2006 PA	6/2/2006	PA 1-347-769

LA BALA	DUETO HERMANOS HIGUERA	4/21/2006 PA	6/2/2006	PA 1-347-770

CONTROLMANIA	CONTROL	4/19/2006 PA	4/18/2006	PA 1-347-815

LOS INMORTALES	ADAN CHALINO SANCHEZ	7/11/2006 PA	7/13/2006	PA 1-348-885

EN VIVO DESDE MONTERREY	DUELO	11/16/2005 PA	9/5/2005	PA 1-349-462

15 #1 PURAS NORTEÑAS	VARIOUS ARTISTS	3/20/2006 PA	3/23/2006	PA 4-309-485
Homenaje a Chalino Sanchez	El Original de la Sierra	8/16/2001	8/21/2001	SR 302-572

Rumbo A Las Estrellas	Estruendo	1/23/2002	1/25/2002	SR 304-244

Mi Amigo Y Yo	Los Forasteros De San Luis	11/9/2001	1/25/2002	SR 304-378

Donde Estaras	Grupo Roble	11/9/01 & 1/23/2002	1/25/2001	SR 304-398
El Amor No Acaba	Duelo	1/23/2002	1/25/2002	SR 304-399

Romantico Con Salsa	Johnny Ray	11/9/2001	1/25/2002	SR 304-403

Una Vez Mas	Jaime Camil	1/23/2002	1/25/2002	SR 304-404

Atrayendo Corazones	Iman	11/9/2001 & 1/23/02	1/2/2002	SR 304-405
Una Página Mas / Lo Mejor De Los 70’s Y 80’s	Chuy Vega	11/30/2001	12/11/2001	SR 304-975

Contra Todo	La Contra	11/30/2001	12/11/2001	SR 304-977

Solo Exitos	Various Artists	11/30/2001	12/11/2001	SR 304-978

Perdon Por Extrañarte	Los Mismos	11/30/2001	12/11/2001	SR 304-982

Pimpinela Gold	Pimpinela	1/23/2002	1/25/2002	SR 306-217

16 Super Exitos	El Original De La Sierra	11/20/2001	11/27/2001	SR 307-182

Loco	El Original De La Sierra	11/20/2001	11/27/2001	SR 307-183

Exitos Originales	Conjunto Primavera	7/10/2002	11/27/2001 7/12/02	SR 307-184 SR 319-317
Con Sus Mejores Exitos	Los Rieleros Del Norte	11/20/2001	11/27/2001	SR 307-185

Super Grupos/Joan Sebastian	Various Artists	9/6/2002	9/11/2002	SR 307-444

Ranchero y Mucho Mas	Jessie Morales	9/6/2002	9/11/2002	SR 308-880

14 Exitos de La Banda El Recodo	Banda El Recodo	9/6/2002	9/11/2002	SR 308-884

Ven A Ver	Odalys	9/6/2002	9/11/2002	SR 308-928

Oro Grupero 14 Super Exitos	Grupo Limite	8/5/2002	8/12/2002	SR 315-955

20 Inmortales Pegaditos	Various Artists	8/5/2002	8/12/2002	SR 315-956

Aracumbiando Vol. II	Raza Obrera	8/5/2002	8/12/2002	SR 315-983

Donde Tu Estes	IMAN	9/6/2002	9/11/2002	SR 317-555

Page 3	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

Alegres Sentimientos	Alegres de la Sierra	9/6/2002	9/11/2002	SR 317-556

Corridos De Lujo Vol. II	Banda Limonense	9/6/2002	9/11/2002	SR 317-557

Sera El Amor	Conjunto Lobo	9/6/2002	9/11/2002	SR 317-558

Oldies Con Banda	Jorge Morales “El Jilguero”	9/6/2002	9/11/2002	SR 317-561

Ml HISTORIA	Area 305	9/6/2002	9/11/2002	SR 317-789
El Sueño Americano	Los Forasteros De San Luis	7/10/2002	7/12/2002	SR 319-318

Una Noche Mas	Chris Perez	7/10/2002	7/12/2002	SR 319-319

Libre	Jennifer Peña	7/10/2002	7/12/2002	SR 319-320
Naci Cadele	Chuy Vega	7/10/2002	7/12/2002	SR 319-324

Vuelve Ya	Banda La Movida	7/10/2002	7/12/2002	SR 319-325

Desahogo	Pilar Montenegro	9/6/2002	9/11/2002	SR 321-905

Comienza A Vivir	Los Mismos	11/27/2002	12/2/2002	SR 325-079
Con 16 Exitos Para La Raza	Raza Obrera	11/27/2002	12/2/2002	SR 325-084

Mas de lo que Merecias	Chuy Vega	11/27/2002	21/2/2002	SR 325-086

Por Dentro y Por Fuera	Patty Lopez y Boots	11/27/2002	12/2/2002	SR 325-090

15 Super Exitos	El Apomeño de Sinaloa	11/27/2002	12/2/2002	SR 325-101

Puras Para Niños Vol. 2	El Morro	11/27/2002	12/2/2002	SR 325-102
El Aguila Gonzalez	Raza Obrera	11/27/2002	12/2/2002	SR 325-103

Cerros Michoacanos	Cristaleros del Sur	11/27/2002	12/2/2002	SR 325-104

24 KILATES DE AMOR	VARIOUS ARTISTS		7/26/2004	SR 332-360

ALEGRES PARA SIEMPRE	Alegres de la Sierra	???	7/26/2004	SR 332-362
SOLO PARA TI	VARIOUS ARTISTS		7/26/2004	SR 332-373

Por Fin	Los Pioneros	7/10/2002	7/12/2002	SR 339-229
20 ROMANTJCOS DE CORAZON	CONJUNTO PRIMAVERA & PESADO	???	11/26/2003	SR 343-973

40 ARTISTAS Y SUS SUPER EXITOS	JESSIE MORALES	2/5/2004	2/9/2004	SR 346-273

EN MIS SUEÑOS	LA CIMA	2/5/2004	2/9/2004	SR 346-274

EXITOS DE LOS GRANDES DE LA SALSA	VARIOUS ARTISTS	2/5/2004	2/9/2004	SR 346-288

PURA BACHATA	LOS RUIZ	2/5/2004	2/9/2004	SR 346-766

CON ORGULLO POR HERENCIA	PEPE AGUILAR	3/2/2004	3/5/2004	SR 347-336

BOLEROS ROMANTICOS DE SIEMPRE	ELISEO ROBLES Y LOS BARBAROS DEL NORTE	4/1/2004	4/5/2004	SR 348-478

20 EXITOS	RENACIMIENTO 74	4/1/2004	4/5/2004	SR 348-483

DESPEDIDA CON MARIACHI	LOS CADETES DE LINARES	4/20/2004	4/26/2004	SR 348-654

20 EXITOS CUMBIAS CON SABOR	LOS SEPULTUREROS Y DULCE ROSARIO	4/20/2004	4/26/2004	SR 348-668

20 BOLEROS Y RANCHERAS	LOS NORTEÑITOS DE OJINAGA	4/20/2004	4/26/2004	SR 348-669

LLEVAME EN TI	CAUZA NORTEÑA	4/20/2004	SR/VA 4/26/2004	SH 348-670 VA 1-255-938

PUROS CORRIDOS	EL CARTEL DE NUEVO LEON	???	7/26/2004	SR 348-944
20 CORRIDOS CON LOS GRUPOS DURANGUENSES MAS CALIENTES	VARIOUS ARTISTS	7/22/2004	7/26/2004	SR 348-945

15 CUMBIAS: 5 SUPER GRUPOS	VARIOUS ARTISTS	7/22/2004	7/26/2004	SR 348-955

20 BOLEROS DE ORO	LOS CADETES DE LINARES		7/26/2004	SR 348-956

Page 4	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

RECORDANDO A LAS MADRECITAS: 15 ROSAS EN SU HONOR	VARIOUS ARTISTS	???	7/26/2004	SR 348-957

POR LAS CALLES DE CHIHUAHUA	ELISEO ROBLES Y LOS BARBAROS DEL NORTE	???	???	SR 348-958

NUESTROS PRIMEROS 20 EXITOS	INDUSTRIA DEL AMOR	4/20/2004	4/26/2004	SR 349-681

20 EXITOS QUE SUEÑAN BONITO	LUIS Y JULIAN	4/20/2004	4/26/2004	SR 349-682

20 BALADAS DEL RECUERDO	RENACIMIENTO ‘74 & INDUSTRIA DEL AMOR	4/20/2004	4/26/2004	SR 349-683

SERE UNA NIÑA BUENA	MARIANA	4/20/2004	4/26/2004	SR 351-111

HOMENAJE A MI PADRE	JOEL ELIZALDE	4/20/2004	4/26/2004	SR 351-112
CRUZANDO EL PUENTE-DOS CORONAS A Ml MADRE	LOS CADETES DE LINARES	4/20/2004	4/26/2004	SR 351-113

20 ROMANCES GRUPEROS	VARIOUS ARTISTS	4/20/2004	4/26/2004	SR 351-119

20 NARCO-CORRIDOS	LOS HURACANES DEL NORTE	4/20/2004	4/26/2004	SR 351-120

2003 UN AÑO DE GRANDES EXITOS	VARIOUS ARTISTS	4/20/2004	4/26/2004	SR 351-122

15 BOLEROS DE ORO	LOS CADETES DE LINARES	4/20/2004	4/26/2004	SR 351-124

20 GREATEST HITS	MOJADO	4/20/2004	4/26/2004	SR 351-127

30 EXITOS INOLVIDABLES	FITO OLIVARES Y SU GRUPO	10/28/2003	11/4/2003	SR 354-364

RECORDANDO A CHALINO SANCHEZ VOL. 2	JESSIE MORALES “EL ORIGINAL DE LA SIERRA”	10/28/2003	4/19/2004	SR 356-981

ARCOIRIS MUSICAL MEXICANO VOL. 3	VARIOUS ARTISTS	10/28/2003	4/19/2004	SR 356-982

SE VALE LLORAR	NOTABLE	9/17/2004	9/21/2004	SR 358-212
DE HERENCIA PICUDA	JUAN ACUNA Y EL TERROR DEL NORTE	9/17/2004	9/21/2004	SR 358-213 & SR 374-310
12 NUMEROS 1	INDUSTRIA DEL AMOR	9/17/2004	9/21/2004	SR 358-214 & SR 374-241

Page 5	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

10 NUMEROS 1	LOS BUKIS	9/17/2004	9/21/2004	SR 358-215 & SR 374-303

Ml OTRO SENTIMIENTO	GRACIELA BELTRAN	9/17/2004	9/21/2004	SR 356-217

PARA SOBREVIVIR	DUELO	9/17/2004	9/21/2004	SR 358-228
OBJETIVO FAMA… EN LA VOZ DE SUS ESTRELLAS	VARIOUS ARTISTS	9/17/2004	9/21/2004	SR 358-231

QUIERO SER	MAZIZO MUSICAL	9/17/2004	9/21/2004	SR 361-068

SEDUCCION	JENNIFER PEÑA	9/17/2004	9/21/2004	SR 361-806

Ml OTRO SENTIMIENTO	GRACIELA BELTRAN	9/17/2004	9/21/2004	SR 361-808

CON EXPERIENCA Y JUVENTUD	LOS HURACANES DEL NORTE	???	2/22/2005	SR 362-179
TENGO RECUERDOS DE TI	GRUPO RESKT	8/15/2005	8/22/2005	SR 364-021 & VA 1-323-064
20 CORRIDOS FAMOSOS	VARIOUS ARTISTS	8/19/2005	8/24/2005	SR 364-022 & VA 1-323-065
20 EXITOS VOL. 2	TAM Y TEX	8/19/2004	8/24/2005	SR 364-023 & VA 1-323-066
SOLDADO RASO	LOS CADETES DE LINARES	8/19/2005	8/24/2005	SR 364-024 & VA 1-323-067

DUELO DE DUETOS	VARIOUS ARTISTS	11/23/2005 SR	11/29/2005	SR 370-356

CON MIS PROPIAS MANOS	LUPILLO RIVERA	11/16/2005 SR	11/15/2005	SR 370-383

15 CORRIDOS Y NORTEÑAS	VARIOUS ARTISTS	11/23/2005 SR	11/28/2005	SR 370-417

RITMO, AMOR Y PUEBLO	RAZA OBRERA	1/10/2006 SR	1/12/2006	SR 370-433
NUESTRAS MEJORES CANCIONES	LOS ORIGINALES DE SAN JUAN	8/5/2005	8/22/2005	SR 372-337 & SR 374-242

PARRANDA TEQUILERA 2005	VARIOUS ARTISTS	08/19/2005 SR	8/22/2005	SR 372-338

Ml HIST0RIA MUSICAL	DUELO	8/19/2005	8/22/2005	SR 372-339

30 RECUERDOS	VARIOUS ARTISTS	8/19/2005	8/22/2005	SR 372-340

20 VIEJAS MUY BUENAS VOL. 2	VARIOUS ARTISTS	6/5/2005	8/15/2005	SR 374-222

LA NIÑA BUENA	MARIANA	8/5/2005	8/15/2005	SR 374-225

PA’ CORRIDOS	LUPILLO RIVERA	8/5/2005	8/15/2005	SR 374-236

LOS 20 MEJORES EXITOS CON BANDA	VARIOUS ARTISTS	8/5/2005	8/15/2005	SR 374-237

LOS DUEÑOS DE LA DISCOTECA	JHOSY & BABY Q	8/5/2005	8/15/2005	SR 374-238

SUEÑO AMERICANO	AZTEKA	6/29/2004	8/15/2005	SR 374-239

LAS DOS GRANDES BANDAS DE JALISCO	VARIOUS ARTISTS	8/5/2005	8/15/2005	SR 374-240

TRES DECADOS DE EXITOS	LOS HUMILDES HERMANOS AYALA	8/19/2005	8/22/2005	SR 374-243

YA LO VERAS	ESTRUENDO	8/19/2005	8/24/2005	SR 374-244

UNA OPORTUNIDAD	LA CIMA	8/19/2005	8/24/2005	SR 374-245

LOS PATRONES DEL REGGAETON	VARIOUS ARTISTS	8/19/2005	8/24/2005	SR 374-246

20 ROMANCES GRUPEROS VOL. 2	VARIOUS ARTISTS	8/5/2005	8/15/2005	SR 374-247

PARRANDA TEQUILERA	VARIOUS ARTISTS	8/5/2005	8/15/2005	SR 374-250
EN EL AREA DE SUENOS	DUELO	8/5/2005	8/15/2005	SR 374-251

LOS MEJORES CANTAN SALSA	VARIOUS ARTISTS	8/5/2005	8/15/2005	SR 374-252

SIGUE SONANDO EL RIO	CONJUNTO RIO GRANDE	8/5/2005	8/15/2005	SR 374-253

TROTA MUNDOS	TROTA MUNDOS	8/19/2005	8/24/2005	SR 374-259

20 GREATEST HITS 1990-2000	VARIOUS ARTISTS	8/5/2005	8/15/2005	SR 374-271

FELICES SUEÑOS	ROSANDO CANTU	8/19/2005	8/22/2005	SR 374-273

EL REY DE US CANTINAS	LUPILLO RIVERA	8/5/2005	8/15/2005	SR 374-274

Page 6	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

15 EXITOS DE COLLECIÓN	LOS MISMOS	8/19/2005	8/24/2005	SR 374-279

30 RECUERDOS	MOJADO	8/19/2005	8/22/2005	SR 374-290

2004 UN AÑO DE GRANDES EXITOS	VARIOUS ARTISTS	8/5/2005	8/15/2005	SR 374-301

ENCUENTRO GRUPERO	INDUSTRIA DEL AMOR & MOJADO	8/19/2005	8/24/2005	SR 374-302

LO MEJOR…DE LOS MEJORES DE DURANGO	BANDA PARAISO TROPICAL DE DURANGO	8/19/2005	8/22/2005	SR 374-311

OBJETIVO FAMA..CON UN SUEÑO	OBJETIVO FAMA	11/23/2005	11/28/2006	SR 374-901

100% ORIGINALES	ALACRANES MUSICAL	11/16/2005 SR	11/15/2005	SR 375-065

UNA NAVIDAD CON TODOS	OBJETIVO FAMA	11/16/2005 SR	11/15/2005	SR 375-211

AMOR SAGRADO VOL. 2	VARIOUS ARTISTS	11/23/2005	11/29/2005	SR 375-282

HISTORIA MUSICAL NORTEÑA VOL.2	VARIOUS ARTISTS	11/23/2005	11/29/2005	SR 375-283

15 SUPER EXITOS CON PURA BANDA	VARIOUS ARTISTS	11/17/2005 SR	11/21/2005	SR 377-580

ASI SOY	FLAKISS	11/16/2005 SR	11/18/2005	SR 377-581

CON SENTIMIENTO	IMAN	11/16/2005 SR	11/18/2005	SR 377-582

PENSANDO EN TI	K PAZ DE LA SIERRA	11/17/2005 SR	11/21/2005	SR 377-583

ESPERANZA	JAE-P	11/16/2005 SR	11/15/2005	SR 377-584

EL MOVIMIENTO DE HIP HOP VOL. 2	VARIOUS ARTISTS	11/172005 SR	11/21/2005	SR 377-586

NUESTRA HISTORIA Y ALGO MAS	ALACRANES MUSICAL	11/16/2005 SR	11/15/2005	SR 377-587

ARCOIRIS MUSICAL MEXICANO 2006	DUELO	11/17/2005 SR	11/21/2005	SR 377-588
BOLEROS ROMANTICOS VOL. 2	ELISEO ROBLES Y LOS BARBAROS DEL NORTE	8/19/2005	8/22/2005	SR 378-053

Ml HISTORIA	NAPOLEON	8/19/2005	8/22/2005	SR 378-054

20 INOLVIDABLES VOL. 2	LOS ACOSTA	1/10/2006	1/12/2006	SR 378-759

JAE - P & MEXICLAN	JUNTOS CON SUS EXITOS	2/6/2006	2/23/2006	SR 378-828

CYNTHIA Y MERCENARIO	LA VOZ Y EL MARRONEO / LOS ROQUE	2/6/2006	2/23/2006	SR 370-831

SUPER EXITOS DE LA MUSICA POP 2005	VARIOUS ARTISTS	4/21/2006 SR	2/23/2006	SR 378-836

ANDY AGUILERA	REGGAETON BACHATEAO	2/6/2006	2/23/2006	SR 378-837

LAS 15 #1 DE LA MUSICA DURANGUENSE	LA VIRTUD DE DURANGO	2/21/2006 SR	2/23/2006	SR 378-838

LIMIT 21	RANKEAO	2/6/2006	2/23/2006	SR 378-839

DUENDE SONIDERO MIX - VOL 3	VARIOS	2/6/2006 SR	2/23/2006	SR 378-840

LOS CADETES DE LINARES & CHUY VEGA	JUNTOS CON SUS EXITOS	2/6/2006	2/23/2006	SR 378-849

RITMO ALEGRE	DE SUR A NORTE	2/6/2006	2/23/2006	SR 378-851

RICKY Y DIANA	BACHATAZOS UNIVISION - LOS MEJORES EXITOS	2/6/2006	2/23/2006	SR 378-852

DUELO	DOS EN UNO	2/6/2006	2/23/2006	SR 378-853

JESSIE MORALES & JOEL ELIZALDE	JUNTOS CON SUS EXITOS	2/6/2006	2/23/2006	SR 378-854

JENNIFER PEÑA & PILAR MONTENEGRO	JUNTAS CON SUS EXITOS	2/6/2006	2/23/2006	SR 378-855
LOS REYES DEL CORRIDOS	LOS ORIGINALES DE SAN JUAN & CHUY VEGA	11/17/2005	11/21/2005	SR 379-148

MEXICLAN (EXPLICIT)	MEXICLAN	11/16/2005	11/18/2005	SR 379-154

MEXICLAN (CLEAN)	MEXICLAN	11/16/2005	11/18/2005	SR 379-156

Page 7	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

SUS GRANDES EXITOS CON BANDA	LOS ORIGINALES DE SAN JUAN	11/17/2005	11/21/2005	SR 379-157

DECIMO ANIVERSARIO-QUE BUENA	VARIOUS ARTISTS	11/17/2005	11/21/2005	SR 379-167

RECUERDOS NAVIDEñOS	VARIOUS ARTISTS	11/17/2005	11/21/2005	SR 379-367

HERRADERDO SIGUE Y SIGUE	HERRADERO SHOW DE DURANGO	11/16/2005	11/18/2005	SR 379-386

FIESTAS NAVIDEÑAS	VARIOUS ARTISTS	11/17/2005	11/21/2005	SR 379-391

15 POLKAS ALACRANERAS	ALACRANES MUSICAL	11/16/2005	11/15/2005	SR 379-426

A UN PASO DEL AMOR	EKTOR	11/16/2005	11/15/2005	SR 379-455

MAS GRANDE QUE EL	ELVIS MARTINEZ	11/16/2005	11/15/2005	SR 379-731

MEXICLANOS UNIDOS (EXPLICIT)	MEXICLAN	11/16/2005	11/15/2005	SR 379-741

MEXICLANOS UNIDOS (CLEAN)	MEXICLAN	11/16/2005	11/15/2005	SR 379-742

PARRANDA TEQUILERA DE FIN DE AÑO	VARIOUS ARTISTS	3/20/2006 SR	3/23/2006	SR 379-966

ARCOIRIS MUSICAL MEXICANO 2006	VARIOUS ARTISTS	3/20/2006 SR	3/23/2006	SR 379-967

DINASTIA RIVERA	VARIOUS ARTISTS	3/20/2006 SR	3/23/2006	SR 379-984

20 GREATEST HITS VOL2	MOJADO	11/23/2005 PA	11/28/2005	SR 379-987

EL MOVIMIENTO DE HIP HOP	VARIOUS ARTISTS	11/23/2005 SR	11/28/2005	SR 379-988

KICKIN’ IT…JUNTOS	AKWID & JAE-P	11/23/2005 SR	11/28/2005	SR 379-989

15 SUPER EXITOS	LOS ALEGRES DE LA SIERRA	1/10/2006	1/12/2006	SR 380-200

LOS PATRONES DEL REGGAETON VOL. 2	VARIOUS ARTISTS	1/10/2006	1/12/2006	SR 380-201

POR Ml SANGRE	PATRON DE DURANGO	1/10/2006	1/12/2006	SR 380-203

CORRIDOS DE CABALLOS FAMOSOS	LOS HURACANES DEL NORTE	11/07/2005 SR	11/9/2005	SR 380-233

CORRIDOS PERFONES	JUAN ACUÑA Y EL TERROR DEL NORTE	1/10/2006	1/12/2006	SR 380-235

20 LLEGADORAS	CONJUNTO PRIMAVERA & BANDA EL RECODO	11/23/2005 SR	11/28/2005	SR 380-438

15 CUMBIAS QUE NUNCA SE OLVIDAN	VARIOUS ARTISTS	11/23/2005 SR	11/29/2005	SR 380-588
30 EXITOS VOL 2	GRUPO PEGASSO	1/10/2006	1/12/2006	SR 382-127 & SR 379-914

NOMINADOS A LOS LATIN GRAMMY 2005	VARIOUS ARTISTS	1/9/2006	1/11/2006	SR 382-179

30 EXITOS	GRUPO PEGASSO	1/10/2006	1/12/2006	SR 382-269

UN BORRACHO SIN FUTURO	JUAN RIVERA	1/10/2006	1/12/2006	SR 382-273

HOUSTON RODEO LIVE	JENNIFER PEÑA	11/17/2005 SR	11/21/2005	SR 382-493

LAS CARAS DE LA LUNA	VARIOUS ARTISTS	11/23/2005 SR	11/29/2005	SR 382-494

LOS CUATRO DE CHIHUAHUA	VARIOUS ARTISTS	11/27/05 SR	11/29/2006	SR 382-495

CUATRO ESTRELLAS EN EL CIELO	VARIOUS ARTISTS	11/23/2005 SR	11/29/2005	SR 382-496

SIMPLEMENTE LA MEJOR	JENNI RIVERA	11/07/2005 SR	11/9/2005	SR 382-497

EN SOLEDAD	JIMENA	11/16/2005 SR	11/15/2005	SR 382-502

MAS CONTROL	CONTROL	11/17/2005 SR	11/21/2005	SR 382-503

ARCOIRIS MUSICAL MEXICANO DE COLECCION	VARIOUS ARTISTS	11/17/2005 SR	11/21/2005	SR 382-504

SUPER ESTRELLAS DEL POP	VARIOUS ARTISTS	1/10/2006 SR	1/12/2006	SR 382-641

Page 8	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

25 AÑOS - 25 EXITOS	TROPICAL DEL BRAVO	1/10/2006SR	1/12/2006	SR 382-644
MI HOMENAJE GIGANTE A LA MUSICA NORTEÑA	DON FRANCISCO	11/07/2005 SR	11/6/2005	SR 382-665

HIP HOP NATION EN ESPAÑOL	VARIOUS ARTISTS	11/23/2005 SR	11/28/2005	SR 382-673

180 GRADOS	GERARDO	11/23/2005 SR	11/28/2005	SR 382-681

ROMPIENDO CORAZONES	ZARPAZO MUSICAL	4/19/2006	4/18/2006	SR 382-834

CON EL VIENTO A TU FAVOR	ADALBERTO LORETO	1/27/2006	2/23/2006	SR 383-039

DOS EN UNO	ADAN CHALINO SANCHEZ	1/27/2006 SR	2/23/2006	SR 383-040

BUSCO A UNA MUJER	BANDA LOS LAGOS	1/27/2006	2/23/2006	SR 383-041

15 EXITOS	DAVID TAFOLLA Y SUS CORAZONES DEL PACIFICO	1/27/2006 SR	2/23/2006	SR 383-046

MILAGRO DE AMOR	CECILIA COVARRUBIAS	1/27/2006	2/23/2006	SR 383-049

SIEMPRE QUE ME EMBORRACHO	LOS ALAZANES	1/27/2006	2/23/2006	SR 383-050

ADIOS AMOR	CUMBRE NORTEÑA	1/27/2006	2/23/2006	SR 383-051

REGGAE-TEANDO CON BANDA	BANDA POTRERO	1/27/2006	2/23/2006	SR 383-052

15 EXITOS DURANGUENSES	LOS TITANES DE DURANGO	1/27/2006 SR	2/23/2006	SR 383-053

REGGAETON Y CUMBIA	BANDA LOS LAGOS	1/27/2006 SR	2/23/2006	SR 383-057

AMORES QUE MATAN	OLIMPO GONZALEZ	1/27/2006	2/23/2006	SR 383-058

15 CORRIDOS DURANGUENSES	BANDA POTRERO	1/27/2006 SR	2/23/2006	SR 383-060

CONTIGO SUEÑO	DUETO HERMANOS HIGUERA	1/27/2006	2/23/2006	SR 383-061

AMOR Y LAGRIMAS	ADAN CHALINO SANCHEZ	1/27/2006	2/21/2006	SR 383-063

100% SABROSURA	FITO OLIVARES Y SU GRUPO	3/20/2006 SR	3/23/2006	SR 383-156

EXITOS EN VIVO	LOS HUMILDES HERMANOS AYALA	3/20/2006 SR	3/23/2006	SR 383-185

MIS 20 EXITOS ORIGINALES	JESSIE MORALES	3/20/2006 SR	3/23/2006	SR 383-186

25 ANIVERSARIO, FAMOSAS Y SABROSAS	FITO OLIVARES Y SU GRUPO	3/20/2006 SR	3/23/2006	SR 383-188

DEJATE OUERER	LOS HURACANES DEL NORTE	11/23/2005 SR	11/28/2005	SR 383-234

SAFARI CON SABROSURA	FITO OLIVARES Y SU GRUPO	7/26/2006 SR	7/31/2006	SR 383-258

REGGAETON CON NAVIDAD	VARIOUS ARTISTS	2/21/2006 SR	2/27/2006	SR 383-467 & 383-187

VARIOUS ARTISTS	BACHATA TIPICO 2004	2/21/2006	2/27/2006	SR 383-468

DE GIRA CON…LOS INDOMABLES DE CEDRAL	LOS INDOMABLES DE CEDRAL	1/10/2006 SR	1/12/2006	SR 383-625

SUSPIROS	EL COYOTE Y SU BANDA TIERRA SANTA	2/21/2006 SR	2/27/2006	SR 383-699

LA SOTA	LOS TRAVIEZOS DEL NORTE	4/19/2006	4/18/2006	SR 384-711

POR UN JURAMENTO	FLAMAZO NORTEÑO	4/19/2006	4/18/2006	SR 384-713
A MI MODO	GRUPO TENTACION CANTA: NOE MARTIN	4/19/2006	4/18/2006	SR 384-714

LO QUE TE QUEDA	BANDA PERLA DE MICHOACAN	4/19/2006	4/18/2006	SR 384-715

SAGAZ MUSICAL	SAGAZ MUSICAL	4/19/2006	4/18/2006	SR 384-716

MAS CLARO NI EL AGUA	LOS SUCESORES	7/11/2006	7/13/2006	SR 385-232

2 EN 1	LOS HURACANES DEL NORTE	7/11/2006 SR	7/13/2006	SR 385-272

Page 9	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

CONFESIONES DE MUJER	VARIOUS ARTISTS	3/20/2006 SR	3/23/2006	SR 385-452

ABANDONE A MI AMIGO	BETO QUINTANILLA	3/20/2006 SR	3/23/2006	SR 385-453

15 #1 PURAS NORTEÑAS	VARIOUS ARTISTS	3/20/2006 SR	3/23/2006	SR 385-454

TRES DECADAS DE EXITOS	LOS HUMILDES HERMANOS AYALA	3/20/2006 SR	3/23/2006	SR 385-455

THE MAIN EVENT-EAST MEETS WEST	VARIOUS ARTISTS	3/20/2006 SR	3/23/2006	SR 385-458

SIEMPRE FUIMOS DOS	AMANDA MIGUEL & DIEGO VERDAGUER	3/20/2006 SR	3/23/2006	SR 385-465

LOS REYES DE SINALOA	VARIOUS ARTISTS	11/23/2005 SR	11/28/2006	SR 385-602

SI TE QUEDARAS	MAZIZO MUSICAL	11/23/2005 SR	11/28/2005	SR 385-603

REGRESA CON 100% NORTEÑO	JESSIE MORALES	1/10/2006 SR	1/12/2006	SR 385-605

TU SIGUES SIENDO LA MISMA	FURIA DEL NORTE	8/19/2005	8/22/2005	SR 385-606

LA HUELLA DE MIS BESOS	BALSAS MUSICAL	4/19/2006	4/18/2006	SR 385-682

DELINCUENTES DEL AMOR	SUENO NORTENO	4/19/2006	4/18/2006	SR 385-686

LOS REYES DEL SAXOFON	VARIOUS ARTISTS	7/11/2006 SR	7/13/2006	SR 386-507

HOY, MAÑANA Y SIEMPRE	TITO NIEVES	7/11/2006	7/13/2006	SR 386-509

GUILLAERA	VARIOUS ARTISTS	1/9/2006 SR	1/11/2006	SR 386-688

RANCHERISIMAS CON BANDA	GRACIELA BELTRAN	4/19/2006 SR	4/18/2006	SR 386-689

SALSATON-SALSA CON REGGAETON	ANDY MONTAÑEZ	5/15/2006	6/2/2006	SR 386-911

EN EFECTIVO	MIGUEL PLAY	5/15/2006	6/2/2006	SR 386-912

GREATEST HITS	PETE ASTUDILLO	4/20/2006 SR	6/2/2006	SR 386-929
BOLEROS ROMANTICOS DE LA EPOCA DE ORO VOL. 1	VARIOUS ARTISTS	4/20/2006	6/2/2006	SR 386-931

FABRICANDO FANTASIAS	TITO NIEVES	4/20/2006	6/2/2006	SR 386-932

DURANGUENSE 100%	CORTEZ DE LA SIERRA	4/20/2006	6/2/2006	SR 386-933
BOLEROS ROMANTICOS DE LA EPOCA DE ORO VOL. 2	VARIOUS ARTISTS	4/20/2006	6/2/2006	SR 386-935

NUESTROS MEJORES CORRIDOS	LOS ORIGINALES DE SAN JUAN	4/20/2006 SR	6/2/2006	SR 386-936

FIESTA DECEMBRINA	VARIOUS ARTISTS	5/5/2006	6/2/2006	SR 386-960
20 CORRIDOS	LOS CADETES DE LINARES & ELISEO ROBLES Y LOS BARBAROS DEL NORTE	5/5/2006 SR	6/2/2006	SR 386-961

20 JOYAS REGIONALES	VARIOUS ARTISTS	5/5/2006 SR	6/2/2006	SR 386-970

JUNTOS POR PRIMERA VEZ	VARIOUS ARTISTS	5/15/2006 SR	6/2/2006	SR 387-012

ANDRES CEPEDA	ANDRES CEPEDA	5/15/2006	6/2/2006	SR 387-026

PARAISO TROPICAL DE DURANGO	VIVIRE	5/15/2006	6/2/2006	SR 387-036

20 ROMANTICOS DE TODOS LOS TIEMPOS	VARIOUS ARTISTS	4/20/2006 SR	6/2/2006	SR 387-037
ESTOS SI SON CORRIDOS CON NORTEÑO Y BANDA	VARIOUS ARTISTS	5/15/2006 SR	6/2/2006	SR 387-038

LA SALSA VIVE	VARIOUS ARTISTS	5/15/2006	6/2/2006	SR 387-039

BOLEROS ROMANTICOS DE LA EPOCA DE ORO VOL. 3	VARIOUS ARTISTS	4/20/2006	6/2/2006	SR 387-040

SESI	SESI	4/20/2006	6/20/2006	SR 387-068

20 BANDAZOS DE AMOR	VARIOUS ARTISTS	5/15/2006 SR	6/2/2006	SR 387-069

30 RECUERDOS GRUPEROS	VARIOUS ARTISTS	5/15/2006 SR	6/2/2006	SR 387-070

SOY DIFERENTE	INDIA	5/15/2006	6/2/2006	SR 387-071

Page 10	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

2 EN 1	LOS ORIGINALES DE SAN JUAN	5/15/2006 SR	6/2/2006	SR 387-072

HOMENAJE A LOS ALEGRES DE TERAN	EL CARTEL DE NUEVO LEON	4/20/2006	6/2/2006	SR 387-210

TRIBUTO ROMANTICO	LOS YONIC’S & LOS FREDDY’S	4/20/2006 SR	4/24/2006	SR 387-847

LOS REYES DE LA BANDA-PUROS CORRIDOS	VARIOUS ARTISTS	4/20/2006 SR	4/24/2006	SR 387-862

DE AQUI PA’L REAL	LOS HERMANOS CORIA DE MICHOACAN	4/19/2006	4/18/2006	SR 387-882
POEMAS DE AMOR CON LOS GRANDES GRUPOS	VARIOUS ARTISTS	4/20/2006 SR	4/24/2006	SR 387-909

JUNTAS CON SUS EXITOS	VARIOUS ARTISTS	4/20/2006 SR	4/24/2006	SR 387-912

25 ANIVERSARIO	GRUPO PEGASSO	4/20/2006 SR	4/24/2006	SR 388-037

EN VIVO	LOS BONDADOSOS	4/20/2006 SR	4/24/2006	SR 388-801

NOVIA LINDA	ANGEL GARAY	4/19/2006 SR	4/18/2006	SR 388-879

LIVE IN JAPAN	AKWID	4/21/2006	6/2/2006	SR 388-885

14 EXITOS HISTORIA MUSICAL	EL CARTEL DE NUEVO LEON	11/23/2005 SR	1/28/2005	SR 389-884

FLOW CALLEJERO	ÑENGO FLOW	4/21/2006	6/2/2006	SR 389-908

DURANGUENSE CLUB REMIXES	VARIOUS ARTISTS	7/26/2006	7/31/2006	SR 391-527

PROHIBIDO	EL COYOTE Y SU BANDA TIERRA SANTA	7/26/2006	7/31/2006	SR 391-533
WILY PROMOTIONS PRESENTS REGGAETON TRACKS	VARIOUS ARTISTS	7/26/2006 SR	7/31/2006	SR 391-534

30 ROMANTICAS	LOS ANGELES NEGROS	7/26/2006 SR	7/31/2006	SR 391-535

2 EN 1	BETO QUINTANILLA	7/26/2006 SR	7/31/2006	SR 391-536

SOLO QUEDATE EN SILENCIO	ZENTELLAS Y JR	7/26/2006	7/31/2006	SR 391-540

EL PROBLEMA DE MI MARIDO	ROXANNA REAL -	7/26/2006	7/31/2006	SR 391-541

DIRIRIRI PRESENTA PERREO MIX TAPE	VARIOUS ARTISTS	7/26/2006	7/31/2006	SR 391-542

20 GRANDES EXITOS	LOS RAZOS DE SACRAMENTO Y REYNALDO	7/26/2006 SR	7/31/2006	SR 391-726

CORRIDOS Y RANCHERAS	LOS GALLEROS DE MICHOACAN	4/19/2006	4/18/2006	SR 392-842

RUMBO A TU CORAZON	TROTAMUNDOS	4/19/2006	4/18/2006	SR 392-843

CON LAS GANAS NO ME QUEDO	SHIBATA FLORES	4/19/2006	4/18/2006	SR 392-844

LA POMPOLA	LOS HIJOS DE PONCIA	4/19/2006	4/18/2006	SR 392-845

PERFECTAMENTE MENTIROSA	JAIME VARELA	4/19/2006	4/18/2006	SR 392-846

LADRON DE AMOR	LOS GAMMA	4/19/2006	4/18/2006	SR 392-847

SUS PRIMERAS BALADAS - 20 SUPER EXITOS 2	INDUSTRIA DEL AMOR	4/20/2006 SR	4/24/2006	SR 393/060

PA MI RAZA	JAE-P	7/11/2006	7/13/2006	SR 393-021

20 EXITOS VOL 1	TAM Y TEX	11/23/2005 SR	11/28/2005	SR 393-031

AMOR DE ESTUDIANTE	JESSIE MORALES	1/9/2006 SR	1/11/2006	SR 393-034

FRUTO DE ESE AMOR	LOS PANCHIS DE TIERRA CALIENTE	7/26/2006	7/31/2006	SR 393-047

4 ROMANTICOS PARA SIEMPRE	VARIOUS ARTISTS	7/26/2006 SR	7/31/2006	SR 393-048

20 GRANDES EXITOS	LOS DOS GRANDES DE LA SIERRA	7/26/2006 SR	7/31/2006	SR 393-049

20 SUPER EXITOS	LOS IRACUNDOS	7/26/2006 SR	7/31/2006	SR 393-050

20 EXITOS	EL JEFE Y SU GRUPO	7/26/2006 SR	7/31/2006	SR 393-051

LO NUEVO Y LO MEJOR DE YNDIO	GRUPO YNDIO	7/26/2006 SR	7/31/2006	SR 393-052

AHORA QUIEN	TATUAJE	4/20/2006	4/24/2006	SR 393-054

Page 11	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

NOMAS CONTIGO	RESKT	4/20/2006	4/24/2006	SR 393-061

20 CORRIDOS	LOS CADETES DE LINARES	4/20/2006 SR	4/24/2006	SR 393-062

20 SUPER EXITOS	TAM Y TEX Y RENACIMIENTO ‘74	4/20/2006 SR	4/24/2006	SR 393-063

PIQUETES Y LAMENTOS - GRANDES EXITOS	VARIOUS ARTISTS	1/10/2006 SR	1/12/2006	SR 393-974

100% CORRIDOS DURANGUENSES	VARIOUS ARTISTS	11/23/2005 SR	11/28/2005	SR 394-790

TIERRA DE FUEGO	GRUPO ARDIENTE	11/15/2006 SR	11/20/2006	SR 396-079

30 EXITOS	LOS PASTELES VERDES	11/15/2006 SR	11/20/2006	SR 396-081

MI HISTORIA	GRACIELA BELTRAN	7/11/2006 SR	7/13/2006	SR 396-367

PURO PA’ ARRIBA	LOS HURACANES DEL NORTE	11/15/2006	11/17/2006	SR 396-411

ASI SOY YO	ANAIS	7/11/2006 SR	8/2/2006	SR 397-617
ARCOIRIS MUSICAL MEXICANO-COLECCION DE EXITOS	VARIOUS ARTISTS	4/21/2006 SR	6/2/2006	SR 397-953

DOS HISTORIAS	SELENA & ANA BARBARA	4/21/2006 SR	6/2/2006	SR 397-955

SIMPLEMENTE LO MEJOR	ALACRANES MUSICAL	4/21/2006 SR	6/2/2006	SR 397-956

PARRANDA TEQUILERA 2006	VARIOUS ARTISTS	4/21/2006 SR	6/2/2006	SR 397-957

SOLO PARA ADOLORIDOS	VARIOUS ARTISTS	4/21/2006 SR	6/2/2006	SR 397-958

FIEBRE SONIDERA	VARIOUS ARTISTS	4/21/2006 SR	6/2/2006	SR 397-959

EL MOVIMIENTO DE HIP HOP - LA REVOLUCION	VARIOUS ARTISTS	4/21/2006 SR	6/2/2006	SR 397-960

HISTORIA MUSICAL NORTEÑA - SOLO EXITOS	VARIOUS ARTISTS	4/21/2006 SR	6/2/2006	SR 397-961

STILL KICKIN’ IT	AKWID & JAE-P	4/21/2006 SR	6/2/2006	SR 397-962

LAS 20 QUE MAS ME LLEGAN	VARIOUS ARTISTS	4/21/2006 SR	6/2/2006	SR 397-963

LOS MAS PESADOS	VARIOUS ARTISTS	4/21/2006 SR	6/2/2006	SR 397-964

LA BALA	DUETO HERMANOS HIGUERA	4/21/2006 SR	6/2/2006	SR 397-965
EN LAS CALLES	FLAKISS	11/15/2006 SR	11/20/2006	SR 397-985

CONTROLMANIA	CONTROL	4/19/2006 SR	4/18/2006	SR 397-990

XTREME	XTREME	7/26/2006	11/20/2006	SR 398-089

MEJOR QUE NUNCA	FRANKIE NEGRON	11/15/2006	11/20/2006	SR 398-069
SUS GRANDES EXITOS	EZEQUIEL PENA Y EL COYOTE Y SU BANDA TIERRA SANTA	11/15/2006	11/17/2006	SR 398-104

LINEA DE ORO	GRACIELA BELTRAN	11/15/2006 SR	11/17/2006	SR 398-109

30 JOYAS NORTEÑAS	VARIOUS ARTISTS	11/15/2006 SR	11/17/2006	SR 398-110

LINEA DE ORO	ADAN CHALINO SANCHEZ	11/15/2006 SR	11/17/2006	SR 398-111

PENAS DE AMOR	RELAMPAGO NORTEÑO	11/15/2006	11/17/2006	SR 398-112

30 EXITOS	LOS DIABLOS	11/15/2006 SR	11/17/2006	SR 398-113

30 EXITOS	LOS MUECAS	11/15/2006 SR	11/17/2006	SR 398-115

LINEA DE ORO	INDUSTRIA DEL AMOR	11/15/2006	11/17/2006	SR 398-116

DJ MEMO PRESENTS REGGAETON UN-CUT	VARIOUS ARTISTS	11/15/2006 SR	11/17/2006	SR 398-117

2 EN 1	JENNIFER PEÑA	11/15/2006 SR	11/17/2006	SR 398-118

LINEA DE ORO	ALEGRES DE LA SIERRA	11/15/2006	11/17/2006	SR 398-574

TE VA A DOLER	NICO FLORES Y SU BANDA PURO MAZATLAN	11/15/2006	11/17/2006	SR 398-576

Page 12	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

2 EN 1	AKWID	11/15/2006 SR	11/17/2006	SR 398-577

CON AMOR ETERNO	VARIOUS ARTISTS	11/15/2006 SR	11/17/2006	SR 398-578

A ESCONDIDAS	DURANGO EXPRESS	11/15/2006	11/20/2006	SR 398-584

30 EXITOS	GRUPO MIRAMAR DE ENRIQUE CARIÑO	11/15/2006 SR	11/20/2006	SR 398-585

REGGAETON K.O. ROUND 2	VARIOUS ARTISTS	11/15/2006	11/20/2006	SR 398-586

LINEA DE ORO	EL COYOTE Y SU BANDA TIERRA SANTA	11/15/2006 SR	11/20/2006	SR 398-587

2 EN 1	LOS HUMILDES	11/15/2006	11/20/2006	SR 398-589

MAS DE Ml	CHARLIE CRUZ	11/15/2006	11/20/2006	SR 398-590

LINEA DE ORO	ELISEO ROBLES Y LOS BARBAROS DEL NORTE	11/15/2006 SR	11/20/2006	SR 398-591

DE DURANGO PARA EL MUNDO VOL. 2	VARIOUS ARTISTS	11/15/2006 SR	11/20/2006	SR 398-592

R. CELA	RAUL CELA	11/15/2006	11/20/2006	SR 398-593

DUENDE MIX SONIDERO VOL. 5	VARIOUS ARTISTS	11/15/2006 SR	11/20/2006	SR 398-599

LOS INMORTALES	ADAN CHALINO SANCHEZ	7/11/2006 SR	7/13/2006	SR 399-380

RITMO Y FUERZA	TAM Y TEX	11/15/2006 SR	11/20/2006	SR 399-544

SIGO EN LA JUGADA	JESSIE MORALES	11/15/2006 SR	11/20/2006	SR 399-545

EN VIVO DESDE MONTERREY	DUELO	11/16/2005 SR	11/15/2005	SR 399-732

BACHATA NAVIDEÑA	VARIOUS ARTISTS	11/16/2005 SR	11/15/2005	SR 679-738

Poemas..Para Tu Corazon V.II	Los Acosta	7/10/2002	7/12/2002	SR-315-604

28 HURACANAZOS	LOS HURACANES DEL NORTE	4/29/2003	5/5/2003	SR-326-712

ARCOIRIS MUSICAL VOL.2	VARIOUS ARTISTS	4/29/2003	5/5/2003	SR-326-713

TARAHUMARA	CONJUNTO TARAHUMARA	4/29/2003	5/5/2003	SR-326-714

TALISMAN	TALISMAN	4/29/2003	5/5/2003	SR-326-715

30 GRUPEROS DE COLECCION	VARIOUS ARTISTS	4/29/2003	5/5/2003	SR-326-719

30 INOLVIDABLES CON BANDA	VARIOUS ARTISTS	4/29/2003	5/5/2003	SR-326-787

CORRIDOS SIN PELOS EN LA LENGUA	VARIOUS ARTISTS	4/29/2003	5/5/2003	SR-326-790

SONIDERO NACIONAL	VARONIL	4/29/2003	5/5/2003	SR-326-791

GUERRA DE SAXOFONES Y ACORDEONES	VARIOUS ARTISTS	4/29/2003	5/5/2003	SR-326-793

ME DEJASTE SOLO	CARLOS Y LOS CACHORROS	4/29/2003	5/5/2003	SR-326-795

FIESTA LATINA 2003	VARIOUS ARTISTS	4/29/2003	5/5/2003	SR-326-796

SIN TU LATIDO	JOEL ELIZALDE	4/29/2003	5/5/2003	SR-326-797

EL MEJOR REGALO	EL MORRO	4/29/2003	5/5/2003	SR-326-798

SONIDEROS USA	VARIOUS ARTISTS	4/29/2003	5/5/2003	SR-326-800

A TU RITMO	LA CONTRA	4/29/2003	5/5/2003	SR-326-801

NO ME ARREPIENTO DE NADA	GRACIELA BELTRAN	4/29/2003	5/5/2003	SR-326-806

30 INOLVIDABLES	INDUSTRIA DEL AMOR	4/29/2003	5/5/2003	SR-326-808

40 ARTISTAS Y SUS SUPER EXITOS	RAZA OBRERA	2/5/2004	2/9/2004	SR-339-674

Page 13	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

40 ARTISTAS Y SUS SUPER EXITOS	LOS ORIGINALES DE SAN JUAN	2/5/2004	2/9/2004	SR-339-675
NO AGUANTO MAS	EL CARTEL DE NUEVO LEON	4/13/2004	2/9/2004 4/16/2004	SR-339-677 SR 350-370
20 CORRIDOS	LUIS Y JULIAN & ELISEO ROBLES Y LOS BARBAROS DEL NORTE	4/1/2004	2/9/2004	SR-339-678

SALVAME	PRISCILA Y SUS BALAS DE PLATA	10/2/2003	10/10/2003	SR-340-523

Aventurero	Inesperado	8/5/2002	9/12/2002	SR-340-684
GUERRA DE SAXOFONES Y ACORDEONES VOL. 2	VARIOUS ARTISTS	10/28/2003	11/4/2003	SR-341-575

20 ROMANTICAS NORTEÑAS	VARIOUS ARTISTS	10/28/2003	11/4/2003	SR-341-576

25 EXITOS ORIGINALES	LOS ORIGINALES DE SAN JUAN	10/28/2003	11/4/2003	SR-341-577

20 ROMANTICAS CON BANDA	VARIOUS ARTISTS	10/28/2003	11/4/2003	SR-341-578

TOCANDO FONDO	ESTRUENDO	10/28/2003	11/4/2003	SR-341-579

LLEVAME	CONJUNTO PIRAMIDE	10/28/2003	11/4/2003	SR-341-580

TE LO DIJE UNA VEZ	BUGARIN (JUVENTUD NORTEÑA)	10/28/2003	11/4/2003	SR-341-581

PARRANDA TEQUILERA A LA MEXICANA	VARIOUS ARTISTS	10/28/2003	11/4/2003	SR-341-582

Y TENERTE OTRA VEZ	PEPE AGUILAR	10/28/2003	11/4/2003	SR-341-583

NI DE AQUI, NI DE ALLA	JAE-P	10/28/2003	11/4/2003	SR-341-584

FURIA ALACRANERA	ALACRANES MUSICAL	10/28/2003	11/4/2003	SR-341-585

COMO TE EXTRAÑO: 70’S Y 80’S VOL. 3	VARIOUS ARTISTS	10/28/2003	11/4/2003	SR-341-586

DESDE HOY	DUELO	10/28/2003	11/4/2003	SR-341-587
CON LAS ALAS ROTAS	BANDA LA COSTENA DE DON RAMON LOPEZ ALVARADO	10/28/2003	11/4/2003	SR-341-588

ROLONONONAS PA’ LA RAZA	RAZA OBRERA	10/28/2003	11/4/2003	SR-341-589

20 VIEJAS MUY BUENAS	VARIOUS ARTISTS	10/28/2003	11/4/2003	SR-341-590

ESTILO PROPIO	SON DE CALI	10/28/2003	11/4/2003	SR-341-591

TE VOY A HACER FELIZ	FORASTEROS DE SAN LUIS	10/28/2003	11/4/2003	SR-341-592

CORAZON ENAMORADO	URSULA SOL	10/28/2003	11/4/2003	SR-341-593

NUESTRA HISTORIA: 20 EXITOS	LOS HUMILDES HERMANOS AYALA	10/28/2003	11/4/2003	SR-341-594

RECUERDOS Y ALGO MAS	CHUY VEGA	10/28/2003	11/4/2003	SR-341-595

EL AMOR QUE TE DOY	LOS CADETES DE LINARES	10/28/2003	11/4/2003	SR-341-596

SIGO SIENDO ORIGINAL	JESSIE MORALES	10/28/2003	11/4/2003	SR-341-597

MI HISTORIA	ANGELICA MARIA	10/28/2003	11/4/2003	SR-341-598

PARRANDA TEQUILERA	VARIOUS ARTISTS	10/28/2003	11/4/2003	SR-344-606

BILLBOARD LATIN MUSIC AWARDS 2003/ RM	VARIOUS ARTISTS	10/28/2003	11/4/2003	SR-344-607

PROYECTO AKWID	AKWID	10/28/2003	11/4/2003	SR-344-608

EN EL TIEMPO	LOS HURACANES DEL NORTE	10/28/2003	11/4/2003	SR-344-609

30 INOLVIDABLES	LOS FREDDY’S	10/28/2003	11/4/2003	SR-344-610

BILLBOARD LATIN MUSIC AWARDS 2003/ POP	VARIOUS ARTISTS	10/28/2003	11/4/2003	SR-344-611

LAS DOS GRANDES: 16 SUPER EXITOS	BANDA EL RECODO/BANDA MACHOS	10/28/2003	11/4/2003	SR-344-612

UN SOÑADOR	ADAN “CHALINO” SANCHEZ	10/28/2003	11/4/2003	SR-344-613

TRES DECADAS GRUPERAS	VARIOUS ARTISTS	10/28/2003	11/4/2003	SR-344-614

Page 14	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

ENCUENTROS A TODA MADRE	GRUPO EXTERMINADO/LOS ORIGINALES DE SAN JUAN	10/28/2003	11/4/2003	SR-344-615

POSADA SONIDERA 2003	VARIOUS ARTISTS	10/28/2003	11/4/2003	SR-344-616

QUE TE VAYA BIEN EN TODO	LOS MISMOS	10/28/2003	11/4/2003	SR-344-617

30 INOLVIDABLES	LOS CADETES DE LINARES	10/28/2003	11/4/2003	SR-344-618

30 INOLVIDABLES	GRUPO MOJADO	10/28/2003	11/4/2003	SR-344-619

30 INOLVIDABLES	NAPOLEON	10/28/2003	11/4/2003	SR-344-620

MI HISTORIA, 20 EXITOS	BEATRIZ ADRIANA	10/28/2003	11/4/2003	SR-344-621

BACHATA EXITOS CRISTIANOS Y ALGO MAS	JHONNY RAFAEL	10/28/2003	11/4/2003	SR-344-622

30 EXITOS	CHALO CAMPOS	11/15/2006 SR	11/17/2006	SR398-575

NUESTROS PRIMEROS 20 EXITOS	INDUSTRIA DEL AMOR	4/20/2004	VA 4/26/2004	VA 1-248-152

20 EXITOS QUE SUEÑAN BONITO	LUIS Y JULIAN	4/20/2004	VA 4/26/2004	VA 1-248-153

20 BALADAS DEL RECUERDO	RENACIMIENTO ‘74 & INDUSTRIA DEL AMOR	4/20/2004	VA 4/26/2004	VA 1-248-154

20 EXITOS CUMBIAS CON SABOR	LOS SEPULTUREROS Y DULCE ROSARIO	4/20/2004	VA 4/26/2004	VA 1-255-936

20 BOLEROS Y RANCHERAS	LOS NORTEÑITOS DE OJINAGA	4/20/2004	VA 4/26/2004	VA 1-255-937

PUROS CORRIDOS	EL CARTEL DE NUEVO LEON	???	7/26/2004	VA 1-265-716
20 CORRIDOS CON LOS GRUPOS DURANGUENSES MAS CALIENTES	VARIOUS ARTISTS	7/22/2004	7/26/2004	VA 1-265-719

15 CUMBIAS: 5 SUPER GRUPOS	VARIOUS ARTISTS	???	7/26/2004	VA 1-265-721

15 CUMBIAS: 5 SUPER GRUPOS	VARIOUS ARTISTS	7/22/2004	7/26/2004	VA 1-265-721

20 BOLEROS DE ORO	LOS CADETES DE LINARES	???	7/28/2004	VA 1-265-722
RECORDANDO A LAS MADRECITAS: 15 ROSAS EN SU HONOR	VARIOUS ARTISTS		7/28/2004	VA 1-265-723

30 EXITOS INOLVIDABLES	FITO OLIVARES Y SU GRUPO	10/28/2003	11/4/2003	VA 1-265-726

QUIERO SER	MAZIZO MUSICAL	9/17/2004	9/21/2004	VA 1-280-667

CON EXPERIENCA Y JUVENTUD	LOS HURACANES DEL NORTE	???	2/22/2005	VA 1-301-549

30 RECUERDOS	CADETES DE LINARES	8/19/2005	8/22/2005	VA 1-312-902 & SR 372- 483
BOLEROS ROMANTICOS VOL. 2	ELISEO ROBLES Y LOS BARBAROS DEL NORTE	08/19/2005 VA	8/22/2005	VA 1-312-937

MI HISTORIA	NAPOLEON	08/19/2005 VA	8/22/2005	VA 1-312-938

TOMAME O DEJAME	EL CARTEL DE NUEVO LEON	8/19/2005	8/22/05 VA & SR	VA 1-325-000 & SR 364- 044

CORRIDOS DE CABALLOS FAMOSOS	LOS HURACANES DEL NORTE	11/7/2005 VA	11/9/2005	VA 1-337-368

DUELO DE DUETOS	VARIOUS ARTISTS	11/23/2005 VA	11/29/2005	VA 1-339-482

15 CORRIDOS Y NORTEÑAS	VARIOUS ARTISTS	11/23/2005 VA	11/28/2005	VA 1-340-889

CUATRO ESTRELLAS EN EL CIELO	VARIOUS ARTISTS	11/23/2005 VA	11/29/2005	VA 1-341-517

25 ANIVERSARIO EN CONCIERTO	BETO QUINTANILLA	1/10/2006 VA	1/12/2006	VA 1-344-008

RITMO, AMOR Y PUEBLO	RAZA OBRERA	1/10/2006 VA	1/12/2006	VA 1-344-150

Page 15	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

DINASTIA RIVERA	VARIOUS ARTISTS	3/20/2006 VA	3/23/2006	VA 1-345-872

20 INOLVIDABLES	JOSE ALFREDO JIMENEZ	2/21/2006 VA	2/27/2006	VA 1-349-115

LAS 15 #1 DE LA MUSICA DURANGUENSE	LA VIRTUD DE DURANGO	2/21/2006 VA	2/27/2006	VA 1-349-116

SUSPIROS	EL COYOTE Y SU BANDA TIERRA SANTA	2/21/2006 VA	2/27/2006	VA 1-349-117

100% SABROSURA	FITO OLIVARES Y SU GRUPO	3/20/2006 VA	3/23/2006	VA 1-351-732

EXITOS EN VIVO	LOS HUMILDES HERMANOS AYALA	3/20/2006 VA	3/23/2006	VA 1-351-815

MIS 20 EXITOS ORIGINALES	JESSIE MORALES	3/20/2006 VA	3/23/2006	VA 1-351-816

MIS VERDADEROS AMIGOS	ADAN CHALINO SANCHEZ	3/20/2006 SR	3/23/2006	VA 1-351-817

25 ANIVERSARIO, FAMOSAS Y SABROSAS	FITO OLIVARES Y SU GRUPO	3/20/2006 VA	3/23/2006	VA 1-351-818

FIESTA DECEMBRINA	VARIOUS ARTISTS	5/5/2006 VA	6/2/2006	VA 1-352-149
20 CORRIDOS	LOS CADETES DE LINARES & ELISEO ROBLES Y LOS BARBAROS DEL NORTE	5/5/2006 VA	6/2/2006	VA 1-352-150

20 JOYAS REGIONALES	VARIOUS ARTISTS	5/5/2006 VA	6/2/2006	VA 1-352-158

DEJATE QUERER	LOS HURACANES DEL NORTE	11/23/2005 VA	11/28/2005	VA 1-352-638

30 EXITOS INOLVIDABLES VOL. 2	FITO OLIVARES Y SU GRUPO	3/20/2006 VA	3/23/2006	VA 1-352-640

LOS REYES DE SINALOA	VARIOUS ARTISTS	11/23/2005 VA	11/28/2005	VA 1-352-694

SI TE QUEDARAS	MAZIZO MUSICAL	11/23/2005 VA	11/28/2005	VA 1-352-695

REGRESA CON 100% NORTEÑO	JESSIE MORALES	1/10/2006 VA	1/12/2006	VA 1-352-697

TU SIGUES SIENDO LA MISMA	FURIA DEL NORTE	08/19/2005 VA	8/22/2005	VA 1-352-698

LOS VIDEOS MAS PESADOS DEL HIP HOP	VARIOUS ARTISTS	3/20/2006 VA	3/23/2006	VA 1-354-869

HOMENAJE A LOS ALEGRES DE TERAN	EL CARTEL DE NUEVO LEON	4/20/2006 VA	6/2/2006	VA 1-359-367

LIVE IN JAPAN	AKWID	4/21/2006 VA	6/2/2006	VA 1-365-296

14 EXITOS HISTORIA MUSICAL	EL CARTEL DE NUEVO LEON	11/23/2005 VA	11/28/2005	VA 1-366-302

SAFARI CON SABROSURA	FITO OLIVARES Y SU GRUPO	7/26/2006 VA	7/31/2006	VA 1-369-400

EXPLOSION NORTEÑA	VARIOUS ARTISTS	8/5/2006	8/7/2006	VA 1-369-406

PA MI RAZA	JAE-P	7/11/2006 VA	7/13/2006	VA 1-374-893

AMOR DE ESTUDIANTE	JESSIE MORALES	1/9/2006 VR	1/11/2006	VA 1-374-914

FRUTO DE ESE AMOR	LOS PANCHIS DE TIERRA CALIENTE	7/26/2006 VA	7/31/2006	VA 1-378-500

4 ROMANTICOS PARA SIEMPRE	VARIOUS ARTISTS	7/26/2006 VA	7/31/2006	VA 1-378-501

20 GRANDES EXITOS	LOS DOS GRANDES DE LA SIERRA	7/26/2006 VA	7/31/2006	VA 1-378-502

20 SUPER EXITOS	LOS IRACUNDOS	7/26/2006 VA	7/31/2006	VA 1-378-503

20 EXITOS	EL JEFE Y SU GRUPO	7/26/2006 VA	7/31/2006	VA 1-378-504

LO NUEVO Y LO MEJOR DE YNDIO	GRUPO YNDIO	7/26/2006 VA	7/31/2006	VA 1-378-505

AHORA QUIEN	TATUAJE	4/20/2006 VA	4/24/2006	VA 1-378-507

SUS PRIMERAS BALADAS - 20 SUPER EXITOS 2	INDUSTRIA DEL AMOR	4/20/2006 VA	4/24/2006	VA 1-378-524

NOMAS CONTIGO	RESKT	4/20/2006 VA	4/24/2006	VA 1-378-525

20 CORRIDOS	LOS CADETES DE LINARES	4/20/2006 VA	4/24/2006	VA 1-378-526

20 SUPER EXITOS	TAM Y TEX Y RENACIMIENTO ‘74	4/20/2006 VA	4/24/2006	VA 1-378-527

PURO PA’ ARRIBA	LOS HURICANES DEL NORTE	11/15/2006 VA	11/17/2006	VA 1-388-693

EN LAS CALLES	FLAKISS	11/15/2006 VA	11/20/2006	VA 1-391-501

Page 16	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

RITMO Y FUERZA	TAM Y TEX	11/15/2006 VA	11/20/2006	VA 1-391-560

SIGO EN LA JUGADA	JESSIE MORALES	11/15/2006 VA	11/20/2006	VA 1-391-561

APPLICATIONS

40 ARTISTAS Y SUS SUPER EXITOS	CHUY VEGA	2/5/2004	MUST REFILE ENTIRE

LES CANTAN LA NETA	EL APOMEÑO DE SINALOA, EL HIJO DEL PUEBLO	4/29/2003

16 Super Exitos	El Jilguero	9/6/2002
15 EXITOS DE AYER Y HOY	ELISEO ROBLES Y LOS BARBAROS DEL NORTE	8/19/2005

LIBERATE	FLAKIS (EDITED VERSION)	5/27/2004	MUST REFILE ENTIRE
LIBERATE	FLAKIS (EXPLICIT VERSION)	5/27/2004	MUST REFILE ENTIRE
30 INOLVIDABLES VOL 2	INDUSTRIA DEL AMOR	10/28/2003
30 RECUERDOS	INDUSTRIA DEL AMOR	8/19/2005
Amigo Mio	Joel Elizalde	9/6/2002

BACHATAS DEL ALMA	RICKY Y DIANA	2/5/2004

ARCOIRIS MUSICAL MEXICANO 2004	VARIOUS ARTISTS	5/20/2004

Arcoiris Musical Mexicano Vol. 1	Various Artists	9/6/2002

HISTORIA MUSICAL NORTEÑA	VARIOUS ARTISTS	5/26/2004

LAS CUMBIAS MAS FAMOSAS	VARIOUS ARTISTS	2/5/2004

DEJATE QUERER	LOS HURACANES DEL NORTE	11/23/2005 PA
20 EXITOS VOL 1	TAM Y TEX	11/23/2005 VA
15 CUMBIAS QUE NUNCA SE OLVIDAN	VARIOUS ARTISTS	11/23/2005 VA

20 GREATEST HITS	MOJADO	11/23/2005 SR

A CAMBIO DE QUE	ALACRANES MUSICAL	11/16/2005 SR

A CAMBIO DE QUE	ALACRANES MUSICAL	11/16/2005 VA

25 ANIVERSARIO EN CONCIERTO	BETO QUINTANILLA	1/10/2006 SR

25 ANIVERSARIO EN CONCIERTO	BETO QUINTANILLA	1/10/2006 PA

MI HISTORIA MUSICAL - 20 CORRIDOS	BETO QUINTANILLA	1/10/2006 SR

MI HISTORIA MUSICAL - 20 CORRIDOS	BETO QUINTANILLA	1/10/2006 PA

SIEMPRE Y PARA SIEMPRE	ADAN CHALINO SANCHEZ	1/27/2006

TE VENGO A VER	ADAN CHALINO SANCHEZ	1/27/2006

HOMENAJE A MI PADRE	ADAN CHALINO SANCHEZ	1/27/2006

SOY TROQUERO	DUETO HERMANOS HIGUERA	1/27/2006

LA CORONA DE MI PADRE	ADAN CHALINO SANCHEZ	1/27/2006

PARA QUE QUIERES VOLVER	ISAIAS LUCERO	2/6/2006 SR

PARA QUE QUIERES VOLVER	ISAIAS LUCERO	2/6/2006 VA

LOS ASES DEL CORRIDO PESADO	VARIOS	2/6/2006SR

LOS ASES DEL CORRIDO PESADO	VARIOS	2/6/2006 VA

REMIX DURANGUENSE - PUROS EXITOS	LOS TITANES DE DURANGO	2/6/2006 SR

REMIX DURANGUENSE - PUROS EXITOS	LOS TITANES DE DURANGO	2/6/2006 VA

SOLDADOS DE LA CALLE	VARIOS	2/6/2006 SR

Page 17	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

SOLDADOS DE LA CALLE	VARIOS	2/6/2006 VA

CONJUNTO PRIMAVERA & BANDA EL RECODO	20 RANCHERAS	2/6/2006

LOS YONIC’S, RIGO TOVAR & LOS BONDADOS	30 MEMORIAS GRUPERAS	2/6/2006

LOS HURACANES DEL NORTE	MOMENTOS INOLVIDABLES	2/21/2006

LOS HURACANES DEL NORTE	MOMENTOS INOLVIDABLES	2/21/2006 VA

VARIOUS ARTISTS	MAXX MIXES HIP HOP Y REGGAETON	2/21/2006 SR

VARIOUS ARTISTS	SAXOFONEANDO	2/21/2006

VARIOUS ARTISTS	MAXX MIXES GRUPERO	2/21/2006 SR

VARIOUS ARTISTS	ESCORPIONES	2/21/2006

20 INOLVIDABLES	JOSE ALFREDO JIMENEZ	2/21/2006 SR

MIS VERDADEROS AMIGOS	ADAN CHALINO SANCHEZ	3/20/2006 VA

MIS VERDADEROS AMIGOS	ADAN CHALINO SANCHEZ	3/20/2006 PA
PREMIO LO NUESTRO A LA MUSICA LATINA 2006	VARIOUS ARTISTS	3/20/2006 SR
PREMIO LO NUESTRO A LA MUSICA LATINA 2006	VARIOUS ARTISTS	3/20/2006 PA

30 EXITOS INOLVIDABLES VOL 2	FITO OLIVARES Y SU GRUPO	3/20/2006 SR

EL UNICO	ADAN CHALINO SANCHEZ	4/21/2006 SR

DOS GRANDES DE LA MUSICA NORTEÑA	LOS CADETES DE LINARES & CARLOS Y JOSE	5/5/2006 SR

MUSICA URBANA-REGGAETON & HIP HOP	VARIOUS ARTISTS	5/5/2006 SR

MUSICA URBANA-REGGAETON & HIP HOP	VARIOUS ARTISTS	5/5/2006 PA

LOS GRANDES SUENAN MEJOR…EN VIVO	VARIOUS ARTISTS	5/5/2006 SR

LOS GRANDES SUENAN MEJOR…EN VIVO	VARIOUS ARTISTS	5/5/2006 PA

20 SOLO DE ELLOS	LOS BONDADOSOS	7/11/2006 SR

20 SOLO DE ELLOS	LOS BONDADOSOS	7/11/2006 PA

Ml HISTORIA	GRACIELA BELTRAN	7/11/2006 PA

EVOLUCIONES	LOS PALOMINOS	11/15/2006 SR

EVOLUCIONES	LOS PALOMINOS	11/15/2006 PA

EN VIVO - SIEMPRE CONTIGO	LOS TUCANES DE TIJUANA	11/15/2006 SR

RELACIONES CONFLICTIVAS	DUELO	11/15/2006 SR

RELACIONES CONFLICTIVAS	DUELO	11/15/2006 PA

EL NUEVO IMPERIO	MEXICLAN	11/15/2006 PA

LA TRAYECTORIA	GLORIA TREVI	11/15/2006 SR

LA TRAYECTORIA	GLORIA TREVI	11/15/2006 PA

SUS MAS GRANDES EXITOS Y ALGO MAS	LOS ORIGINALES DE SAN JUAN	11/15/2006 SR

SUS MAS GRANDES EXITOS Y ALGO MAS	LOS ORIGINALES DE SAN JUAN	11/15/2006 PA

EXITOS PARA SIEMPRE	LOS REHENES Y LOS MISMOS	11/15/2006 SR

EXITOS PARA SIEMPRE	LOS REHENES Y LOS MISMOS	11/15/2006 PA

NUESTROS SUEÑOS	MAZIZZO MUSICAL	11/15/2006

NUESTROS SUEÑOS	MAZIZZO MUSICAL	11/15/2006 VA

NUESTROS SUEÑOS	MAZIZZO MUSICAL	11/15/2006 PA

20 SUPER EXITOS PUROS CORRIDOS	LAS VOCES DEL RANCHO	11/15/2006 SR

Page 18	APPLICATIONS FILED

TITLE	Author	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

20 SUPER EXITOS PUROS CORRIDOS	LAS VOCES DEL RANCHO	11/15/2006 PA

EN VIVO	ADAN CHALINO SANCHEZ	11/15/2006 SR

NUEVAMENTE	LA MAFIA	11/15/2006 SR

NUEVAMENTE	LA MAFIA	11/15/2006 PA

LINEA DE ORO	ALACRANES MUSICAL	2/22/2007

LOS COMPAS DEL COMPITA	VARIOUS ARTISTS	2/22/2007

SIEMPRE EN LAS ALTURAS	LOS BUKIS & LOS YONIC’S	2/22/2007 SR

SOLTANDOSE	SIN TRUCO	2/22/2007 SR

LINEA DE ORO	CHUY VEGA	2/22/2007

CONTRA LA CORRIENTE	JANINA	2/22/2007 SR

SOY COMO TU	OLGA TAÑON	2/22/2007

QUE BONITA ES MI TIERRA Y SUS CANCIONES	PABLO MONTERO	2/22/2007 SR

CON SABOR A MARIANA	MARIANA	2/22/2007

LINEA DE ORO	LOS CADETES DE LINARES	2/22/2007

LINEA DE ORO	DUELO	2/22/2007

POR AMORES Y DESPRECIOS	RITMO ALEGRE	2/22/2007

VOLAR SIN ALAS	JIMENA	2/22/2007 SR

LINEA DE ORO	LOS MISMOS	2/22/2007

NAVIDAD DURANGUENSE	VARIOUS ARTISTS	2/22/2007 SR

LINEA DE ORO - ARRIBA LAS MUJERES	VARIOUS ARTISTS	2/22/2007

NO SE QUE TRAIGO EN LOS OJOS	JUAN ACUÑA Y EL TERROR DEL NORTE	2/22/2007

LINEA DE ORO - EXITOS DURANGUENSES	VARIOUS ARTISTS	2/22/2007

LINEA DE ORO - CON ALMA NORTEÑA	VARIOUS ARTISTS	2/22/2007

Page 19	APPLICATIONS FILED

HEADLINERS RECORDS LLC
13400 RIVERSIDE DRIVE, SUITE 202
SHERMAN OAKS, CA 91423

RAMEX RECORDS
208 MILBY STREET
HOUSTON, TX 77003

MONARCA RECORDS, INC.
139 WEST OLIVE AVENUE
FRESNO, CA 93728

PLATINO RECORDS

15643 Sherman Way, Suite 400	Van Nuys, CA 91406
Van Nuys, CA 91406

MAYO RECORDS
8311 GLEN SHADOW
SAN ANTONIO, TEXAS 78239

COSMOS RECORDS
1741 N. IVAR AVENUE, SUITE 200
HOLLYWOOD, CA 90028

DISCOS MM
BENITO JUAREZ # 134 SUR
COLONIA CENTRO
GUAMUCHIL, SINALOA
MEXICO, C.P. 81400

Z RECORDS, INC.
5801 PACIFIC BLVD.
HUNTINGTON PARK, CA 90255

MADYATCH RECORDS
PO BOX 810478
CAROLINA, PUERTO RICO 00981-0478

HM PROMOTIONS
8122 LARAMIE AVENUE
WINNETKA, CA 91306

AGUILA RECORDS, INC.
1128 S. NELTNOR
WEST CHICAGO, IL 60185

MUSINORTE ENTERTAINMENT CORP.
43055 U.S. 70
PORTALES, NEW MEXICO 88130

Page 20	ADDRESSES

Subschedule III.A.3

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

REGISTRATIONS

MEXICO EN LA SANGRE-DURANGO	VARIOUS ARTISTS	12/09/2005 PA	12/12/2005	PA 1-300-876

MEXICO EN LA SANGRE-JALISCO	VARIOUS ARTISTS	12/09/2005 PA	12/12/2005	PA 1-300-879

MEXICO EN LA SANGRE-MICHOACAN	VARIOUS ARTISTS	12/09/2005 PA	12/12/2005	PA 1-300-880

INTIMAMENTE	ADOLFO URIAS Y SU LOBO NORTEÑO	12/09/05 PA	12/12/2005	PA 1-300-881

MEXICO EN LA SANGRE-ZACATECAS	VARIOUS ARTISTS	12/09/2005 PA	12/12/2005	PA 1-300-882

LAS MAS PEDIDAS	LOS TIGRES DEL NORTE	11/14/2005 PA	11/25/2005	PA 1-300-901

DIRECTO AL CORAZON	LOS TIGRES DEL NORTE	10/19/2005 PA	11/15/2005	PA 1-303-979

20 NORTEÑAS FAMOSAS	LOS TIGRES DEL NORTE	11/14/2005 PA	11/15/2005	PA 1-303-980

GRANDES EXITOS EN VIDEO	PRISCILA Y SUS BALAS DE PLATA	11/14/2005	11/15/2005	PA 1-306-251

EN VIVO	BRONCO	11/23/2005	11/28/2006	PA 1-306-336

TRIBUTO A LOS CADETES DE LINARES	DINASTIA NORTEÑA	11/10/2005 PA	11/14/2005	PA 1-306-889

ESTO ES AMOR	YOLANDA PEREZ	12/05/2005 PA	12/4/2005	PA 1-307-112

PREMIO LO NUESTRO 2005	VARIOUS ARTISTS	12/05/2005 PA	12/4/2005	PA 1-307-113

GUERRA DE BANDAS-SINALOA V. ZACATECAS	VARIOUS ARTISTS	12/05/2005 PA	12/8/2005	PA 1-307-114

MENSAJERO DE AMOR	RABITO	12/05/2005 PA	12/8/2005	PA 1-307-115

NUESTRA TRADICION LA CHARRERIA	EZEQUIEL PEÑA	12/05/2005 PA	12/7/2005	PA 1-307-116

UNA DECADA DE EXITOS-POP	VARIOUS ARTISTS	12/05/2005 PA	12/7/2005	PA 1-307-117

LLEVAME CONTIGO	JUAN TAVARES	12/05/2005 PA	12/7/2005	PA 1-307-120

DEJANDO HUELLA II	CONJUNTO PRIMAVERA	12/05/2005 PA	12/7/2005	PA 1-307-121
HAY AMOR	BANDA EL RECODO	12/05/2005 PA	12/7/2005	PA 1-307-122
EN VIVO-30 ANIVERSARIO	POLO URIAS Y SU MAQUINA NORTEÑA	12/05/2005 PA	12/7/2005	PA 1-307-124

SI TE PERDIERA	INDUSTRIA DEL AMOR	12/05/2005 PA	12/7/2005	PA 1-307-125

LO MEJOR DE NOSOTROS	LOS BUKIS	12/05/2005 PA	12/7/2005	PA 1-307-126

SOLO EXITOS DURANGUENSES	VARIOUS ARTISTS	1/10/2006 PA	1/12/2006	PA 1-307-228

SUEÑO DE AMOR	LOS TEMERARIOS	1/10/2006 PA	1/12/2006	PA 1-307-229

1

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

AMOR DE TELENOVELAS	VARIOUS ARTISTS	11/10/2005 PA	11/14/2005	PA 1-307-230

RETRASALO	CROOKED STILO	11/10/2005 PA	11/14/2005	PA 1-307-231

PARRANDERA, REBELDE Y ATREVIDA	JENNI RIVERA	11/10/2005 PA	11/14/2005	PA 1-307-232

QUE BARBAROS	POLO URIAS Y SU MAQUINA NORTEÑA	11/10/2005 PA	11/14/2005	PA 1-307-233

NUESTRAS CONSENTIDAS	SPARX	11/10/2005 PA	11/14/2005	PA 1-307-234

LA GORDA LINDA	ARTHUR HANLON	11/10/2005 PA	11/14/2005	PA 1-307-235

CUANDO TE ENAMORAS	LOS ANGELES DE CHARLY	11/10/2005 PA	11/14/050	PA 1-307-236

NUESTRO PESO EN ORO	ORO NORTEÑO	1/10/06 PA	1/12/2006	PA 1-307-245

15 GRANDES TEMAS CON AMOR	ADOLFO URIAS Y SU LOBO NORTEÑO	1/10/2006 PA	1/12/2006	PA 1-307-246

CRONICA DE DOS GRANDES	BRONCO Y LOS BUKIS	1/10/06 PA	1/12/2006	PA 1-307-248

DIAMANTES DE COLECCION VOL. 2	VARIOUS ARTISTS	1/10/2006 PA	1/12/2006	PA 1-307-249

GRANDES EXITOS EN VIDEO	BANDA LAMENTO SHOW DE DURANGO	11/14/2005	11/15/2005	PA 1-307-255

GRANDES EXITOS EN VIDEO	DINORA Y LA JUVENTUD	11/14/2005	11/15/2005	PA 1-307-256

JUDGMENT DAY	DJ ERIC	12/09/2005 PA	12/12/2005	PA 1-307-257

PREMIO LO NUESTRO A LA MUSICA LATINA 2006	VARIOUS ARTISTS	02/21/2006 PA	2/23/2006	PA 1-309-479

GRANDES EXITOS EN VIDEO	BRISEYDA Y LOS MUCHACHOS	11/14/2005	11/15/2005	PA 1-309-900

GRANDES EXITOS EN DVD	ANA BARBARA	11/14/2005	11/15/2005	PA 1-309-915

GRANDES EXITOES EN VIDEO	ADOLFO URIAS Y SU LOBO NORTEÑO	11/14/2005	11/15/2005	PA 1-309-916

DIAMANTES DE COLECCION	VARIOUS ARTISTS	12/05/2005 PA	12/7/2005	PA 1-312-113

MUSICA URBANA	VARIOUS ARTISTS	12/05/2005 PA	12/7/2005	PA 1-312-114

EN CONCIERTO	LOS RIELEROS DEL NORTE	12/05/2005 PA	12/7/2005	PA 1-312-120

EL HIJO DE MEXICO	GRUPO EXTERMINDOR	12/05/2005 PA	12/7/2005	PA 1-312-121

TU DELIRIO	ROGELIO MARTINEZ	12/05/2005 PA	12/7/2005	PA 1-312-122

EN VIVO	BANDA EL RECODO	12/05/2005 PA	12/7/2005	PA 1-312-123

ALGO DE MI	CONJUNTO PRIMAVERA	3/20/2006 PA	3/23/2006	PA 1-313-707

20 KILATES NORTEÑOS	ORO NORTEÑO	11/14/2005 PA	11/15/2005	PA 1-313-732

SENTIMIENTOS DE MUJER	VARIOUS ARTISTS	12/06/2005 PA	12/9/2005	PA 1-313-864

CONFESIONES	ANA BARBARA & JENNIFER PEÑA	12/05/2005 PA	12/8/2005	PA 1-313-865

2

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

SENTIMIENTO MUSICAL A Ml MADRE	VARIOUS ARTISTS	12/6/2005 PA	12/9/2005	PA 1-313-866

POZOÑA MUSICAL	BANDA LAMENTO SHOW DE DURANGO	12/06/2005 PA	12/9/2005	PA 1-313-867

PA’ LOS COMPAS DE CANTINA	VARIOUS ARTISTS	12/06/2005 PA	12/9/2005	PA 1-313-868

GREATEST HITS	LOS ANGELES DE CHARLY & AROMA	12/05/2005 PA	12/8/2005	PA 1-313-869

20 ADICTOS AL AMOR	VARIOUS ARTISTS	12/06/2005 PA	12/9/2005	PA 1-313-870

QUE ME SIGA LA BANDA	VARIOUS ARTISTS	12/06/2005 PA	12/9/2005	PA 1-313-872

4X4 PA’ Ml TROCA	VARIOUS ARTISTS	12/06/2005 PA	12/9/2005	PA 1-313-873

LEGADO NORTEÑO-CORRIDOS	LOS HURACANES DEL NORTE	12/06/2005 PA	12/9/2005	PA 1-313-874

CUMBIAS Y ALGO MAS	LOS TIGRES DEL NORTE	11/30/2005 PA	12/2/2005	PA 1-313-875

SOLO PARA TI	VARIOUS ARTISTS	11/10/2005 PA	11/14/2005	PA 1-313-877

UNA DECADA DE EXITOS GRUPERO	VARIOUS ARTISTS	12/05/2005 PA	12/8/2005	PA 1-313-878

UNA DECADA DE EXITOS CON BANDA	VARIOUS ARTISTS	12/05/2005 PA	12/8/2005	PA 1-313-879

HOY COMO AYER	CONJUNTO PRIMAVERA	12/05/2005 PA	12/7/2005	PA 1-315-182

EL DE NAYARIT	EZEQUIEL PEÑA	12/05/2005 PA	12/7/2005	PA 1-316-388

REGALO DE AMOR	LOS TEMERARIOS	12/05/2005 PA	12/7/2005	PA 1-316-389

15 AUTENTICOS ALACRANAZOS	BANDA LAMENTO SHOW	1/10/2006 PA	1/12/2006	PA 1-317-669

GREATEST HITS	NOELIA	11/30/2005 PA	12/2/2005	PA 1-317-680

GRANDES EXITOS EN VIDEO	ORO NORTEÑO	11/14/2005	11/15/2005	PA 1-322-286

GRANDES EXITOS EN DVD	LOS RIELEROS DEL NORTE	3/8/2006 PA	3/10/2006	PA 1-322-297

EN VIVO Y A TODO COLOR	BANDA LAMENTO SHOW DE DURANGO	3/8/2006 PA	3/10/2006	PA 1-322-298

MEXICO EN LA SANGRE-CHIHUAHUA	VARIOUS ARTISTS	3/20/2006 PA	3/23/2006	PA 1-322-777

TODO DE Ml	ROGELIO MARTINEZ	11/07/2005 PA	11/10/2005	PA 1-322-778

POSITIVO	AXE BAHIA	3/8/2006 PA	3/10/2006	PA 1-322-779

AMOR A LA MEXICANA	VARIOUS ARTISTS	3/20/2006 PA	3/23/2006	PA 1-322-782

MAS ALLA DEL BIEN Y DEL MAL	EL TRI	3/20/2006 PA	3/23/2006	PA 1-322-783

EN VIVO DESDE CHIHUAHUA	VARIOUS ARTISTS	3/20/2006 PA	3/23/2006	PA 1-322-784

3

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

LOS 90’S A LO DURANGUENSE	BANDA LAMENTO SHOW	3/20/2006 PA	3/23/2006	PA 1-322-785

20 CARTAS NORTEÑAS	VARIOUS ARTISTS	3/20/2006 PA	3/23/2006	PA 1-322-786

REGGAETON MEGA MIX	VARIOUS ARTISTS	3/20/2006 PA	3/23/2006	PA 1-322-790

MIS RAICES	ADOLFO URIAS Y SU LOBO NORTEÑO	5/22/2006 PA	5/25/2006	PA 1-323-195

HISTORIA GRUPERA 20 INOLVIDABLES	VARIOUS ARTISTS	5/22/2006 PA	5/25/2006	PA 1-323-197

SIEMPRE IMITADO, JAMAS IGUALADO	LOS RIELEROS DEL NORTE	5/22/2006 PA	5/25/2006	PA 1-323-198

A LAS MUJERES QUE AME	BANDA EL RECODO	5/22/2006 PA	5/25/2006	PA 1-323-199

NO ES BRUJERIA	ANA BARBARA	5/22/2006 PA	5/25/2006	PA 1-323-200

EN VIVO	LOS ACOSTA	3/8/2006 PA	3/10/2006	PA 1-324-702

EN VIVO Y A TODO COLOR	ADOLFO URIAS Y SU LOBO NORTEÑO	3/8/2006 PA	3/10/2006	PA 1-324-703

DEJANDO HUELLA	CONJUNTO PRIMAVERA	05/18/2004 PA	5/21/2004	PA 1-324-728

VEINTISIETE	LOS TEMERARIOS	12/05/2005 PA	12/7/2005	PA 1-327-084

HIP HOP EXPLICITO	VARIOUS ARTISTS	11/14/2005 PA	11/25/2005	PA 1-327-086

TRES ROMANTICOS LE CANTAN AL AMOR	VARIOUS ARTISTS	3/8/2006 PA	3/10/2006	PA 1-327-091

20 RIELES DE ORO	LOS RIELEROS DEL NORTE	3/8/2006 PA	3/10/2006	PA 1-327-092

LOS INICIOS DE NUESTRA HISTORIA	VARIOUS ARTISTS	3/8/2006 PA	3/10/2006	PA 1-327-093

ARRASANDO CON TODO	LA NOBLEZA DE AGUILILLA	3/8/2006 PA	3/10/2006	PA 1-327-095

MEGARTISTAS DEL AÑO 2006	VARIOUS ARTISTS	3/8/2006 PA	3/10/2006	PA 1-327-096

DOS GENERACIONES	BANDA EL RECODO & BANDA LOS RECODITOS	5/15/2006 PA	5/17/2006	PA 1-329-922

WWW.MIMIRADA.COM	DINORA Y LA JUVENTUD	5/22/2006 PA	5/25/2006	PA 1-333-121

HISTORIA GRUPERA…RECUERDOS INOLVIDABLES	VARIOUS ARTISTS	5/22/2006 PA	5/25/2006	PA 1-333-122

NUESTRA HISTORIA	LOS MIER	5/15/2006 PA	6/2/2006	PA 1-333-361

GRANDES EXITOS EN DVD	BRONCO	11/14/2005	11/21/2005	PA 1-337-521

GRANDES EXITOS EN DVD	LOS HURACANES DEL NORTE	11/14/2005	11/21/2005	PA 1-337-522
GRANDES EXITOS EN DVD	MOJADO	11/23/2005	11/28/2005	PA 1-337-523 & PA 1-337-520

GRANDES EXITOS EN DVD	GRUPO EXTERMINADOR	11/14/2005	11/21/2005	PA 1-337-524

4

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

EN VIVO	CONJUNTO PRIMAVERA	11/14/2005	11/21/2005	PA 1-337-525

GRANDES EXITOS EN DVD	EZEQUIEL PEÑA	11/14/2005	11/21/2005	PA 1-337-526

GRANDES EXITOS EN DVD	INDUSTRIA DEL AMOR	11/14/2005	11/21/2005	PA 1-337-527

EN VIVO	POLO URIAS Y SU MAQUINA NORTEÑA	11/14/2005	11/21/2005	PA 1-337-530

GRANDES EXITOS EN DVD	POLO URIAS	11/23/2005	11/28/2005	PA 1-337-531

EN VIVO DESDE HOLLYWOOD	JENNI RIVERA	5/22/2006 PA	5/26/2006	PA 1-337-539

EN VIVO	BRONCO	5/5/2006 PA	6/2/2006	PA 1-339-099

COMO TE EXTRAÑO POP	VARIOUS ARTISTS	5/15/2006 PA	6/2/2006	PA 1-339-214

LA MEJOR JUGADA NORTEÑA	VARIOUS ARTISTS	11/14/2005 PA	11/21/2005	PA 1-339-956

HISTORIAS DE AMOR	VARIOUS ARTISTS	11/14/2005 PA	11/21/2005	PA 1-339-959

JUNTOS.....GRANDES DUETOS	VARIOUS ARTISTS	11/14/2005 PA	11/21/2005	PA 1-339-964

LAGRIMAS DEL ALMA	GRUPO INNOVACION	5/5/2006 PA	6/2/2006	PA 1-340-549

DECORAME EL CORAZON	GUARDIANES DEL AMOR	4/26/2006 PA	6/2/2006	PA 1-340-550

AHORA CON LOS HUEVOS EN LA MANO	GRUPO EXTERMINADOR	4/26/2006 PA	6/2/2006	PA 1-340-551

MUSICA URBANA-REGGAETON & HIP HOP	VARIOUS ARTISTS	05/31/2006 PA	6/2/2006	PA 1-340-552

POR TU AMOR	LOS REHENES DE JAVIER TORRES	5/5/2006 PA	6/2/2006	PA 1-340-553

NAVEGANDO CON SAX	LOS MARINEROS DEL NORTE	5/5/2006 PA	6/2/2006	PA 1-340-554

HISTORIAS QUE CONTAR	LOS TIGRES DEL NORTE	5/5/2006 PA	6/2/2006	PA 1-340-555

20 EXITAZOS BARBAROS	POLO URIAS Y SU MAQUINA NORTEÑA	5/5/2006 PA	6/2/2006	PA 1-340-556

LOS GRANDES SUENAN MEJOR EN VIVO	VARIOUS ARTISTS	05/31/2006 PA	6/2/2006	PA 1-340-557

LA PAUTA	VARIOUS ARTISTS	5/5/2006 PA	6/2/2006	PA 1-340-558

20 CANTINAZOS	BANDA ZORRO	5/5/2006 PA	6/2/2006	PA 1-340-559

REENCUENTRO	BANDA PEQUEÑOS MUSICAL	4/26/2006 PA	6/2/2006	PA 1-340-560

DESDE LA HUASTECA POTOSINA	LOS GREY’S & LOS ACOSTA	6/5/2006 PA	6/8/2006	PA 1-340-562

LA NOCHE QUE MURIO CHICAGO	BANDA LAMENTO SHOW DE DURANGO	6/5/2006 PA	6/8/2006	PA 1-340-563

CON SENTIMIENTO RANCHERO	JAVIER TORRES	5/15/2006 PA	6/2/2006	PA 1-340-564

VIVA DURANGO	VARIOUS ARTISTS	11/10/2005 PA	11/14/2005	PA 1-340-629

EN VIVO	LOS ACOSTA	12/05/2005 PA	12/8/2005	PA 1-340-630

5

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

PENSANDO EN TI	BRISEYDA	7/19/2006 PA	7/24/2004	PA 1-341-143

POR TI	BRONCO	11/14/2005 PA	11/25/2006	PA 1-341-154

MILES DE VOCES EN VIVO	CONJUNTO PRIMAVERA	6/5/2006 PA	6/8/2006	PA 1-343-158

QUE SABEN	VICTORIA	6/5/2006 PA	6/8/2006	PA 1-343-167

DE SAX EN SAX	VARIOUS ARTISTS	6/5/2006 PA	6/8/2006	PA 1-344-264

LEGADO MUSICAL	BANDA EL RECODO DE CRUZ LIZARRAGA	8/3/2005 PA	8/7/2006	PA 1-344-309

BAILE DE ESTRELLAS	VARIOUS ARTISTS	8/3/2006 PA	8/7/2006	PA 1-344-310

GRANDES EXITOS EN DVD	LOS ANGELES DE CHARLY & AROMA	8/3/2006 PA	8/7/2006	PA 1-345-381

BAILE NORTEÑO EN DVD	VARIOUS ARTISTS	8/3/2006 PA	8/7/2006	PA 1-345-397

BAILE GRUPERO	VARIOUS ARTISTS	8/3/2006 PA	8/7/2006	PA 1-345-398

COMO TE EXTRAÑO-GRUPERO	VARIOUS ARTISTS	12/05/2005 PA	12/7/2005	PA 1-351-313

Y ARRIBA ZACATECAS	BANDA JEREZ	7/11/2006 PA	7/13/2006	PA 1-351-314

MEXICO EN LA SANGRE - CHIHUAHUA	DOCUMENTAL	3/8/2006 PA	3/10/2006	PA 1-352-074

MEXICO EN LA SANGRE - NUEVO LEON	VARIOUS ARTISTS	5/22/2006 PA	5/26/2006	PA 1-372-069

BILLETE VERDE (EXPLICIT)	BANDA JEREZ	12/05/2005 PA	12/7/2005	S
IGUAL AL AMOR	GRUPO EXTERMINADOR & LOS TIRANOS DEL NORTE	12/05/2005 PA	REJECTED	SEE REJECTION SHEET FILED W/
JUGO DE HITS	VARIOUS ARTISTS	12/05/2005 PA	REJECTED	SEE REJECTION SHEET FILED W/

AQUI ME TIENES	YOLANDA PEREZ	12/05/2005 PA	12/7/2005	SR 1-307-119

LA HISTORIA CONTINUA II	MARCO ANTONIO SOLIS	12/05/2005 PA	12/7/2005	SR 1-307-123

DIME QUIEN	MR.PEREZ Y SUS COMANDOS	11/25/2003	11/4/1998	SR 246-708

HAS VISTO LA LLUVIA ALGUNA VEZ	GRUPO MOLINA	11/25/2003	11/4/1998	SR 246-712

CANTAN CORRIDOS VOL.2	SPARX Y LORENZO ANTONIO	11/25/2003	11/4/1998	SR 246-714

OTRA COMO TU	BANDA LA COSTENA	???	11/4/1998	SR 246-716

TU ENAMORADO	JOSE PEDRO	11/25/2003	11/0498	SR 246-750

LOCO POR TI	LOS REYES LOCOS		3/25/1998	SR 250-577

MUJER X MUJER BALADA	VARIOUS ARTISTS	11/4/2002	5/11/1998	SR 251-380

HOMENAJE A LOS FELINOS	ALAN Y SU SOMBRA FELINA	11/4/2002	12/11/2002	SR 309-040

BOHEMIO	LOS CADETES DE LINARES	12/5/2002	12/11/2002	SR 309-041

6

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

BINOMIO DE ORO	ALFREDO GUITIERREZ		12/11/2002	SR 309-042

SI TIENE RITMO	VARIOUS ARTISTS	12/5/2002	12/11/2002	SR 309-043

LOS MEJORES SAXOFONES NORTEÑOS	VARIOUS ARTISTS	12/5/2002	12/11/2002	SR 309-044

RIGO TOVAR VOL.8	RIGO TOVAR Y SUR COSTA AZUL		12/11/2002	SR 309-045

LAS MAS BUENAS	VARIOUS ARTISTS	12/5/2002	12/11/2002	SR 309-046

OTRA COMO TU	BANDA LA COSTENA	11/25/2003	12/11/2002	SR 309-047

QUE REVENTON	TROPICALISIMO LOBO	11/4/2002	12/11/2002	SR 309-048

30 INOLVIDABLES	LOS BUKIS	12/5/2002	12/11/2002	SR 309-049

CUMBIAS CHIDAS VOL.1	VARIOUS ARTISTS		12/11/2002	SR 309-050
TE VOY HACER EL AMOR	GRUPO INNOVACION	12/5/2002	12/11/2002	SR 309-051

	BRISEYDA Y LOS MUCHACHOS	12/5/2002	12/11/2002	SR 309-052

IVAN VILLAZON	PATRICIA TEHERAN		12/11/2002	SR 309-053
MIL PALABRAS	RELAMPAGO	4/20/2004	12/11/2002 4/23/2004	SR 309-057 SR 350-180

MEDITACION MUSICAL VOL.III	VARIOUS ARTISTS	12/5/2002	12/11/2002	SR 309-059

NO PUEDO OLVIDARTE	ORO NORTEÑO	12/5/2002	12/11/2002	SR 309-067

SUERTE HE TENIDO	BANDA LA PIÑA		12/11/2002	SR 309-68

LO MEJOR DEL 2002 NORTEÑO	VARIOUS ARTISTS	11/27/2002	12/2/2002	SR 314-33/8

A UN GRAN AMIGO	VARIOUS ARTISTS	11/4/2002	7/26/2002	SR 315-426

CORRIDOS DE VALIENTES	VARIOUS ARTISTS	12/5/2002	7/26/2002	SR 315-427
NO PARES	EL SIMBOLO	11/25/2003	7/26/2002	SR 315-428 & SR 246-711

SIEMPRE EN Ml MENTE	LOS CORAZONES DEL NORTE	11/4/2002	7/26/2002	SR 315-431

NORTEÑOS PA’ TODO EL AÑO VOL.2	VARIOUS ARTISTS	12/5/2002	7/26/2002	SR 315-432

CAMINOS PROHIBIDOS	EL PLEBEYO VICTOR LARA		7/26/2002	SR 315-433

AMOR DIFERENTE	FA-Z-4		7/26/2002	SR 315-434

LOCO SOÑADOR	MODESTO		7/26/2002	SR 315-435

ARRIBA EL GUSTO	DUETO FRONTERA	12/5/2002	7/26/2002	SR 315-436

MIS EXITOS DE SIEMPRE	LOS ALEGRES DE TERAN DE TOMAS ORTIZ	11/4/2002	7/26/2002	SR 315-437

SI YA NO TE VUELVO A VER	LOS HALCONES DE COALCOMAN		7/26/2002	SR 315-439

7

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER
EN LA RUEDA DE TU AMOR	CABALLO DORADO	11/25/2003	7/26/2002	SR 315-441 & SR 246-717
AMAME	VOLCAN	11/25/2003	7/26/2002	SR 315-442 & SR 246-719

MIL NOCHES	LARRY HERNANDEZ	11/4/2002	7/26/2002	SR 315-443

EL AGUILA REAL	LALO MORA Y SU GRUPO PEREGRINO	11/25/2003	7/26/2002	SR 315-444

ABRAN CANCHA CABRONES	VARIOUS ARTISTS	11/27/2002	7/26/2002	SR 315-445

Ml PUEBLO	EL VALE		7/26/2002	SR 315-446

15 EXITOS INNOLVIDABLES	GRUPO INNOVACION		7/26/2002	SR 315-447

REAL BANDOLERO “EL CONSEJO”	JAVIER MAURIQUEZ		7/26/2002	SR 315-448

A Ml MANERA	BANDA TORO	11/25/2003	7/26/2002	SR 315-449

UN MONTON DE ESTRELLAS	GRUPO MOJADO	11/27/2002	7/26/2002	SR 315-450

ANDO QUE ME LLEVA	EL DIAMANTE DE SINALOA	11/4/2002	7/26/2002	SR 315-451

Ml UNICO CAMINO	ROMAN CORONADO		7/26/2002	SR 315-452

DE NUEVO OTRA VEZ	BRAVOS DE LA REGION	11/25/2003	7/26/2002	SR 315-454

TU INGRATITUD	MIGUEL Y MIGUEL	11/4/2002	7/26/2002	SR 315-455

A CALZON QUITADO	GRUPO EXTERMNADOR	11/4/2002	7/26/2002	SR 315-456

CUMBIA CARNAVAL	EL GRAN JEFE		6/4/2002	SR 315-457

SONIDEROS DE REVENTON	VARIOUS ARTISTS	12/052002	7/26/2002	SR 315-458

A PARTIR DE HOY	LOS JUECES	12/5/2002	7/26/2002	SR 315-459

EL AMANECIDO	LOS PROFUGOS DE CHILO Y ROQUE	11/4/2002	7/26/2002	SR 315-460

CUMBIA CALIENTE	LA MISSION VALLENATA DE JOHNNY ZAMORA	11/4/2002	7/26/2002	SR 315-464

NO SOMOS NADA	BANDA SHOW REVELACION	11/4/2002	12/12/2002	SR 317-718

ATREVETE A OLVIDARME	ROGELIO MARTINEZ		12/12/2002	SR 317-719

AIRES DE Ml NORTE	LOS HURACANES DEL NORTE		12/12/2002	SR 317-720

ESCLAVA DE TU AMOR	40 GRADOS		12/12/2002	SR 317-721

ENERGIA	KING AFRICA		12/12/2002	SR 321-572

ENTRA EN Ml VIDA	DINORA Y LA JUVENTUD	11/4/2002	12/12/2002	SR 321-573

SUPER ROLAS DE SIEMPRE	CAMUFLADO	11/4/2002	12/12/2002	SR 321-574

REMIX	JAVIER GARCIA	11/25/2003	12/12/2002	SR 321-579

8

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

PLEGARIA A MI PADRE	LOS RAYADOS DEL NORTE	3/23/2004	12/12/2002	SR 321-580

LO MEJOR DE MIS EXITOS	YOLANDA DEL RIO		12/12/2002	SR 321-589

LOS ANGELES DE CHARLY	VARIOUS ARTISTS		12/12/2002	SR 321-602

15 GRANDES EXITOS	GRUPO VENNUS DE AGUILILLA MICHOACAN		12/12/2002	SR 321-603

“TARDE O TEMPRANO”	LOS CICLONES DEL ARROYO		12/12/2002	SR 321-617

HAGAME UN DUPLICADO	LEONEL EL RANCHERO DE SINALOA	11/4/2002	12/12/2002	SR 321-619

EXITOS DE 3 GRANDES	VARIOUS ARTISTS		12/12/2002	SR 321-620

QUEDATE CONMIGO	BANDA PELILLOS		12/12/2002	SR 321-621
CUANDO,CUANDO	LOS TIGRILLOS	11/25/2003	12/12/2002	SR 321-622 & SR 246-710

EL MUSICO CHIFLADO	RIGO TOVAR Y SUR COSTA AZUL		12/12/2002	SR 321-623
VARIOS ARTISTAS CANTAN EN TRIBUTO AL REY DEL JARIPEO “JOAN SEBASTIAN”	VARIOUS ARTISTS		12/12/2002	SR 321-629
NO TE LA VAS ACABAR	LA KONTRA	11/25/2003	12/12/2002	SR 321-630 & SR 246-718

RECORDANDO A LOS DOS REALES	LOS DOS REALES		12/12/2002	SR 321-631

BANDA MAX	VARIOUS ARTISTS		12/12/2002	SR 321-632

EL MUNDO ES MIO	LEONEL “EL RACHERO DE SINALOA”	12/5/2002	12/12/2002	SR 321-633

LO MEJOR EN UNO	VARIOUS ARTISTS		12/12/2002	SR 321-634

Ml TIERRA QUERIDA	HERMANOS JIMENEZ	11/4/2002	12/12/2002	SR 321-635

FESTIVAL CUMBIAMBERO	LA TROPA COLOMBIANA	12/5/2002	12/12/2002	SR 321-636

CORRIDOS SIN FRONTERAS	CARLOS Y JOSE	12/5/2002	8/8/2001	SR 321-946

UNA MUJER, UN SUEÑO (CD)	ANA BARBARA	8/3/2004	8/5/2004	SR 332-361

UN LAMENTO QUE LLEGO PARA QUEDARSE	BANDA LAMENTO SHOW DE DURANGO	8/3/2004	8/5/2004	SR 332-366

EL INVANSABLE	LALO MORA	8/3/2004	8/5/2004	SR 332-367

ENAMORATE	LOS PUMAS DEL NORTE	8/3/2004	8/5/2004	SR 332-368

OLVIDARTE NUNCA	GUARDIANES DEL AMOR	8/3/2004	8/5/2004	SR 332-374
REUNION ENTRE AMIGOS (CD)	LOS RIELEROS DEL NORTE & ADOLFO URIAS Y SU LOBO NORTEÑO	8/3/2004	8/5/2004	SR 332-375

AL RITMO DEL PASITO DURANGUENSE	BANDA SIERRA DE DURANGO	8/3/2004	8/5/2004	SR 332-377

DOS GRANDES (DVD)	MARCO ANTONIO SOLIS & JOAN SEBASTIAN	8/3/2004	8/5/2004	SR 332-378

LA HISTORIA CONTINUA	MARCO ANTONIO SOLIS (CD & DVD)	3/23/2004	3/29/2004	SR 332-417

9

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

AHORA	RADIO PIRATA	4/23/2003	5/2/2003	SR 332-557

PARA MI RAZA	POLO URIAS Y SU MAQUINA NORTEÑA	4/23/2003	5/2/2003	SR 332-563

CATORCE PARA EL 14	VARIOUS ARTISTS	4/23/2003	5/2/2003	SR 332-564

AMOR DE 3	AROMA	4/23/2003	5/2/2003	SR 332-565

EN VIVO	LOS RIELEROS DEL NORTE	4/23/2003	5/2/2003	SR 332-566

LO MEJOR DE ELLOS CON MARIACHI	VARIOUS ARTISTS	4/23/2003	5/2/2003	SR 332-567

NOSTALGIAS	LOS ACOSTA	4/23/2003	5/2/2003	SR 332-568

NATURAL	NOELIA	4/23/2003	5/2/2003	SR 332-569

ELLAS LE CANTAN AL AMOR	VARIOUS ARTISTS	4/23/2003	5/2/2003	SR 332-570

LA REINA DEL SUR	LOS TIGRES DEL NORTE	11/27/2002	12/2/2002	SR 332-671

BONITA MUJER	LOS ANGELES DE CHARLY	11/27/2002	12/2/2002	SR 332-672

20 INOLVIDABLES	LOS YONIC’S	4/23/2003	5/2/2003	SR 332-921

20 INOLVIDABLES	LOS TEMERARIOS & LOS BUKIS	4/23/2003	5/2/2003	SR 332-922

30 INOLVIDABLES QUE JAMAS OLVIDARAS	LOS BONDADOSOS	4/23/2003	5/2/2003	SR 332-923

LOS REYES DEL PACIFICO	VARIOUS ARTISTS	4/23/2003	5/2/2003	SR 332-925

CON MARIACHI	RIGO TOVAR & LOS GREY’S	4/23/2003	5/2/2003	SR 332-932

15 GREATEST HITS	CRISTIAN	4/23/2003	5/2/2003	SR 332-933

NOS VAMOS DE PUNTA	BANDA BLANCA	4/23/2003	5/2/2003	SR 332-934

SONIDEROS BAILABLE	VARIOUS ARTISTS	4/23/2003	5/2/2003	SR 332-935

RECUERDOS A LOS 80’S	VARIOUS ARTISTS	4/23/2003	5/2/2003	SR 332-936

NO QUE NO	MANDINGO	4/23/2003	5/2/2003	SR 332-938

LAS MOVIDITAS DE LA RAZA	VARIOUS ARTISTS	4/23/2003	5/2/2003	SR 332-939

30 INOLVIDABLES	RIGO TOVAR	4/23/2003	5/2/2003	SR 332-940

VIVA EL NORTE	VARIOUS ARTISTS	4/23/2003	5/2/2003	SR 332-941

ME ENAMORE DE UN ANGEL	LOS GUARDIANES DEL AMOR	4/23/2003	5/2/2003	SR 332-942

TOROS VS. ZORROS	BANDA TORO Y BANDA ZORRO	12/30/2003	1/6/2004	SR 334-949

CUMBIA POPULAR	SABOR COLOMBIA	3/23/2004	12/17/2003	SR 335-189

AY NOMAS LO MEJOR DE....ORO NORTEÑO	ORO NORTEÑO	10/2/2003	10/10/2003	SR 335-190

10

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

PRISIONERA DE TU AMOR	YESENIA FLORES	10/2/2003	10/10/2003	SR 335-191

VEN A GOZAR	BANDA PELILLOS	10/2/2003	10/10/2003	SR 335-192

PA’ BAILAR Y GOZAR	BANDA PELILLOS	10/2/2003	10/10/2003	SR 335-193

TE LO DEDICO CON AMOR	LOS REHENES	10/2/2003	10/10/2003	SR 335-194

YO NO FUI	MARIACHI FIESTA MEXICANA	9/25/2003	10/6/2003	SR 335-196

POPURRI: EXITOS MIX	BANDA MAGUEY	10/2/2003	10/10/2003	SR 335-200
40 ARTISTAS Y SUS SUPER EXITOS	PATRICIA NAVIDAD	12/2/2003	SR/VA- 12/17/2003	SR 335-202 SR 349-678

40 ARTISTAS Y SUS SUPER EXITOS	GRUPO BRYNDIS	12/2/2003	12/17/2003	SR 335-203

40 ARTISTAS Y SUS SUPER EXITOS	LOS ANGELES DE CHARLY	12/2/2003	12/17/2003	SR 335-204

NUESTRA VIDA	DAVID ROLAS	12/2/2003	12/17/2003	SR 335-205

40 ARTISTAS Y SUS SUPER EXITOS	LOS REHENES	12/2/2003	12/17/2003	SR 335-206
40 ARTISTAS Y SUS SUPER EXITOS	EZEQUIEL PEÑA	Resent on 4/22/04	12/17/2003	SR 335-207

40 ARTISTAS Y SUS SUPER EXITOS	CONJUNTO PRIMAVERA	12/2/2003	12/17/2003	SR 335-208

DEJANDO HUELLA	CANDIDO Y SU HUELLA NORTEÑA	9/25/2003	10/6/2003	SR 335-209

30 EXITAZOS: HISTORIA GRUPERA	VARIOUS ARTISTS	9/25/2003	10/6/2003	SR 335-210

40 ARTISTAS Y SUS SUPER EXITOS	LOS HUMILDES HERMANOS AYALA	12/2/2003	12/17/2003	SR 335-213
40 ARTISTAS Y SUS SUPER EXITOS	ANA BARBARA	12/2/2003	12/17/2003	SR 335-214 & SR 357-843

40 ARTISTAS Y SUS SUPER EXITOS	BANDA MAGUEY	12/2/2003	12/17/2003	SR 335-215

20 MA…QUINAZOS	POLO URIAS Y SU MAQUINA NORTEÑA	9/25/2003	10/6/2003	SR 335-217

DECIDE TU	CONJUNTO PRIMAVERA	9/25/2003	10/6/2003	SR 335-218

EL MISMO	LUIS PEREZ MEZA	11/27/2002	12/2/2002	SR 340-602

BALADAS POP DE AYER Y HOY	VARIOUS ARTISTS		12/2/2002	SR 340-603

ALL STAR 2	DJ ERICK AL INDUSTRIA		12/2/2002	SR 340-604

PENSANDO EN TI	LOS BONDADOSOS	11/27/2002	12/2/2002	SR 340-605

MEJOR QUE NUNCA	CONJUNTO AZABACHE	11/27/2002	12/2/2002	SR 341-328

AVENTURAS	BANDA LA MENTIRA	11/27/2002	2/2/2002	SR 341-326

ENSEÑAME A OLVIDAR	CARLOS Y JOSE	11/27/2002	12/2/2002	SR 341-327

CORRIDOS PEGADITOS	LUIS Y JULIAN	11/27/2002	12/2/2002	SR 341-329

11

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

GOZANDO LA CUMBIA	LOS PLEBEYOS	11/27/2002	12/2/2002	SR 341-330

EPOCA DE ORO	LA TROPA CHICANA AND LA MIGRA	11/27/2002	12/2/2002	SR 341-331

TU MEJOR AMIGO	COSTA AZUL DE CESAR ALEJANDRO	11/27/2002	12/2/2002	SR 341-332

SOLITARIOS	LOS DINOSAURIOS	11/27/2002	12/2/2002	SR 341-333

NESPERABLES	CORNELIO REYES Y LOS RELAMPAGOS DEL NORTE	11/27/2002	12/2/2002	SR 341-334

CINTA DE AMOR	LOS REHENES	11/27/2002	12/2/2002	SR 341-335

CUESTA ARRIBA	LOS RIELEROS DEL NORTE	11/4/2002	12/2/2002	SR 341-336

O MEJOR DEL 2002 GRUPERO	VARIOUS ARTISTS	11/27/2002	12/2/2002	SR 341-337

NAVIDAD RANCHERA	YESENIA FLORES	11/27/2002	12/2/2002	SR 341-339

SIN FRONTERAS	LOS HERMANOS VASQUEZ	11/27/2002	12/2/2002	SR 341-340

TESORO MICHOACANO	LOS HERMANOS JIMENEZ	11/27/2002	12/2/2002	SR 341-341
DISCOS MACHOS VOL.2	BANDA MACHOS	11/25/2003	12/2/2002	SR 341-342 & SR 246-720
EL MERO MERO DEL ACORDEON (VERSIONES ORIGINALES)	RAMON AYALA Y SUS BRAVOS DEL NORTE	9/25/2003	11/6/2003	SR 341-945
ENTRE AMIGOS	RAMON AYALA Y SUS BRAVOS DEL NORTE Y LOS INVASORES DE NUEVO LEON	10/29/2003	11/14/2003	SR 341-983

YO PUDE	VICTOR OCHOA ‘EL AFERRADO’	10/29/2003	11/14/2003	SR 341-984

MIL PEDAZOS	LALO MORA	9/25/2003	10/6/2003	SR 343-609

10 BUENOTAS PARA BAILAR, VOL. 1	MARIACHI FIESTA MEXICANA	9/25/2003	10/6/2003	SR 343-615

MICHOACANOS DE CORAZON	LOS HERMANOS JIMENEZ	9/25/2003	10/6/2003	SR 343-616

NOCHES TAPATIAS	VARIOUS ARTISTS	9/25/2003	10/6/2003	SR 343-617
SIMPLEMENTE DINORA Y PRISCILA	DINORA Y LA JUVENTUD Y PRISCILA Y SUS BALAS DE PLATA	9/25/2003	10/6/2003	SR 343-618

PARA COLECCIONISTAS: EDICION ESPECIAL	ALVARO TORRES	9/25/2003	10/6/2003	SR 343-619

DE CORAZON A CORAZON	INDUSTRIA DEL AMOR	9/25/2003	10/6/2003	SR 343-620

FIESTA DE CARNAVAL	LA MISSION COLOMBIANA	9/25/2003	10/6/2003	SR 343-622

DI QUE NO ME DEJARAS	CONJUNTO AZABACHE	9/25/2003	10/6/2003	SR 343-623

LOS ALEGRES COMPADRES	VARIOUS ARTISTS	9/25/2003	10/6/2003	SR 343-624

12

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

SOLO POR TI	LA MISSION COLOMBIANA	9/25/2003	10/6/2003	SR 343-625

PRIETA LINDA	LOS INTERNACIONALES DE DURANGO	9/25/2003	10/6/2003	SR 343-632

LOS PILOTOS SHAKAS	LOS KUATEROS DEL NORTE	9/25/2003	10/6/2003	SR 343-633

DUETOS DEL RECUERDO	VARIOUS ARTISTS	???	11/26/2003	SR 343-965

11 NUMEROS UNO	ARTHUR HANLON	???	11/26/2003	SR 343-967

ENCUENTRO DE SUPER GRUPOS	VARIOUS ARTISTS	???	11/26/2003	SR 343-972

CONSENTIDAS PARA TI	CARLOS Y JOSE	9/25/2003	10/6/2003	SR 344-441

BRILLANDO CON MAS FUERZA	LOS DIAMANTES DE OJINAGA	9/25/2003	10/6/2003	SR 344-443

20 SUPER EXITOS: 20 AÑOS DESPUES, VOL.1	LOS BONDADOSOS	9/25/2003	10/6/2003	SR 344-445
REENCUENTRO HISTORICO	GRUPO MOJADO Y GRUPO PEGASSO DEL POLLO ESTEVAN	9/25/2003	10/6/2003	SR 344-446

LOS 30 CORRIDOS MAS PROHIBIDOS	VARIOUS ARTISTS	9/25/2003	10/6/2003	SR 344-447

25 JOYAS MUSICALES (EDICION LIMITADA)	LOS BUKIS	9/25/2003	10/6/2003	SR 344-694

DESDE COLOMBIA	CELSO PIÑA Y SU RONDA BOGOTA	9/25/2003	10/6/2003	SR 344-695

SIN RIENDA	CANDIDO Y SU HUELLA NORTEÑA	9/25/2003	10/6/2003	SR 344-696

NAVIDAD DE LOS POBRES	VARIOUS ARTISTS	9/25/2003	10/6/2003	SR 344-697

LEYENDAS NORTEÑAS	VARIOUS ARTISTS	9/25/2003	10/6/2003	SR 344-698

CON 15 INOLVIDABLES	DINASTIA NORTEÑA	9/25/2003	10/6/2003	SR 344-699

AYER, HOY Y SIEMPRE	LOS ACOSTA	12/30/2003	1/6/2004	SR 344-951

LAS 25 ROMANTICAS DE AÑO	VARIOUS ARTISTS	12/30/2003	1/6/2004	SR 344-954

ENCUENTRO DE ANGELES, VOL.2	LOS ANGELES DE CHARLY Y LOS ANGELES AZULES	12/30/2003	1/6/2004	SR 344-979

20 NORTEÑAS BAILABLES	VARIOUS ARTISTS	12/30/2003	1/6/2004	SR 344-981

25 GRUPERAS DE AMOR	VARIOUS ARTISTS	12/30/2003	1/6/2004	SR 344-983

20 HISTORIAS DE AMOR	VARIOUS ARTISTS	12/30/2003	1/6/2004	SR 344-984

20 SONIDEROS BAILABLES	VARIOUS ARTISTS	12/30/2003	1/6/2004	SR 344-985

20 BANDAZOS BAILABLES	VARIOUS ARTISTS	12/30/2003	1/6/2004	SR 344-986

BAILANDO Y GOZANDO:25 GRUPERISIMAS	VARIOUS ARTISTS	12/30/200	1/6/2004	SR 344-987

25 SUPER TROPICALES BAILA CON SABOR	VARIOUS ARTISTS	12/30/2003	1/6/2004	SR 344-988

13

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

DOS GRANDES BANDAS VOL. 2	BANDA EL RECODO CON JUAN ZAIZAR Y BANDA CUISILLOS	10/29/2003	11/14/2003	SR 346-032

RAICES RANCHERAS	YOLANDA DEL RIO	9/30/2003	9/30/2003	SR 346-033

METAMORFOSIS	BANDA MAGUEY	10/29/2003	11/14/2003	SR 346-035

QUIERO	BANDA SHOW REVELACION	10/29/2003	11/14/2003	SR 346-036

SOLAMIGO CANTA RONDAS INFANTILES	LOS SOLECITOS	10/29/2003	11/14/2003	SR 346-043

POR TI	BANDA SINALOENSE EL RECODO DE CRUZ LIZARRAGA	10/29/2003	11/14/2003	SR 346-044

LA SAGA	DOMINIO PUBLICO MUSIC, PRODUCED BY DJ ERIC	10/29/2003	11/14/2003	SR 346-045

SOLBRILLANTE CANTA CRI-CRI	LOS SOLECITOS	10/29/2003	11/14/2003	SR 346-046
NUESTRA-HISTORIA	LOS MUECAS	3/23/2004	11/14/2003	SR 346-047 & SR 348- 874

LAMENTO NORTEÑO	DINASTIA NORTEÑA	9/30/2003	9/30/2003	SR 346-048

SOLTRAVIESO PRESENTA BAILANDO SIN PARAR	LOS SOLECITOS	10/29/2003	11/14/2003	SR 346-049

DE DURANGO PARA EL MUNDO, 100% ALACRAN	VARIOUS ARTISTS	3/2/2004	11/14/2004	SR 346-050

SIN MEDIDA	RIVALES	9/30/2003	11/14/2003	SR 346-051

RECORDAR ES VIVIR 1960-1980	PRISCILA Y SUS BALAS DE PLATA	10/29/2003	11/14/2003	SR 346-052

AMOR NORTEÑO	CARLOS Y JOSE	9/30/2003	9/30/2003	SR 346-053

NUESTRA HISTORIA	GRUPO EXTERMNADOR	10/29/2003	11/14/2003	SR 346-055

ABRIENDO CAMINOS	LOS RIELEROS DEL NORTE	10/29/2003	11/14/2003	SR 346-056

ZORREANDO CON LA BANDA	BANDA ZORRO	9/30/2003	9/30/2003	SR 346-070

OTRO VINO, OTRA COPA	LOS REHENES	4/21/2003	11/24/2003	SR 346-279

20 EXITOS DE VAQUEROS MUSICAL	VAQUEROS MUSICAL	2/5/2004	11/24/2003	SR 346-280

20 EXITOS DE RITMO ROJO	RITMO ROJO	???	11/24/2003	SR 346-281

HOMENAJE A LAS GRANDES	JENNI RIVERA	4/17/2003	11/24/2003	SR 346-282

25 INOLVIDABLES	BANDA PELILLOS	???	11/24/2003	SR 346-284

25 TAMBORAZOS ZACATECANOS	VARIOUS ARTISTS	11/21/2003	11/24/2003	SR 346-285

NUESTRA HISTORIA	BANDA EL LIMON	4/17/2003	11/24/2003	SR 346-286

PUNTO Y APARTE	PUNTO Y APARTE	10/29/2003	2/20/2004	SR 346-287

20 EXITOS DE BANDA EL CERRITO	BANDA EL CERRITO	2/5/2004	2/20/2004	SR 346-292

20 BOLEROS ROMANTICOS (EDICION ESPECIAL)	LOS TIGRES DEL NORTE	3/2/2004	2/20/2004	SR 346-293

14

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

20 EXITOS DE BANDA KORA	BANDA KORA	2/5/2004	2/20/2004	SR 346-294

20 EXITOS DEL VENADO AZUL	EL VENADO AZUL	11/21/2003	2/20/2004	SR 346-295

20 EXITOS DE BANDA EL PUEBLITO	BANDA EL PUEBLITO	2/5/2004	2/20/2004	SR 346-296

GRANDES VOCES CON GRANDES BANDAS	VARIOUS ARTISTS	10/29/2004	11/24/2004	SR 346-298

PACHANGUERO	CELSO PIÑA Y SU RONDA BOGOTA	11/4/2002	12/2/2002	SR 346-401

PROPUESTAS DE AMOR CON BANDA	VARIOUS ARTISTS	3/23/2004	2/11/2004	SR 346-818

RAICES	BANDA SIERRA DE DURANGO	2/5/2004	2/11/2004	SR 346-819

RECORDANDO A LOS GRANDES GRUPOS	VARIOUS ARTISTS	2/5/2004	2/11/2004	SR 346-822

SEÑOR LOCUTOR	GRUPO FUROR	3/2/2004	2/11/2004	SR 346-824

15 CLASICAS DE LEYENDA, VOL.2	CORNELIO REYES Y LOS RELAMPAGOS DEL NORTE	3/25/2004	2/11/2004	SR 346-829

AMANECER BAILANDO	VARIOUS ARTISTS	2/5/2004	2/11/2004	SR 346-834

15 SUPER BAILABLES DE SIEMPRE	VARIOUS ARTISTS	3/2/2004	3/5/2004	SR 346-911

EMPRENDIENDO VUELO	GRUPO INNOVACION	3/25/2004	3/5/2004	SR 346-913

CON CHUPE, POLVO Y BANDA	LOS CAPOS DE MEXICO	3/2/2004	3/5/2004	SR 346-914

FANTASIAS	BANDA LA MENTIRA	3/2/2004	3/5/2004	SR 346-915

NARCO CORRIDOS DE PARRANDA CON EL DIABLO VOL.3	GRUPO EXTERMNADOR	3/2/2004	3/5/2004	SR 346-916

GIGANTES DE LA SALSA	VARIOUS ARTISTS	3/2/2004	3/5/2004	SR 346-917

20 AÑOS DESPUES, VOL. 2 - 20 SUPER EXITOS	LOS BONDADOSOS	3/23/2004	3/29/2004	SR 347-577

14 PARA QUE TE ENAMORES	LOS TRIOS	2/5/2004	3/29/2004	SR 347-578

15 SUPER EXITOS, NUESTRA HISTORIA	LAS JILGUERILLAS (AMPARO Y IMELDA)	3/23/2004	3/29/2004	SR 347-579

20 EXITOS DE EZEQUIEL PAEZ	EZEQUIEL PAEZ	3/23/2004	3/29/2004	SR 347-668

2 GRANDES EN EL CIELO	DINORA Y LA JUVENTUD	3/23/2004	3/29/2004	SR 347-671

SOLSOÑON PRESENTA CANCIONES NAVIDEÑAS	LOS SOLECITOS	2/5/2004	3/29/2004	SR 347-673

20 EXITOS DE RANCHERO BAND	RANCHERO BAND	3/23/2004	3/29/2004	SR 347-674

LA HISTORIA CONTINUA	MARCO ANTONIO SOLIS (CD)	3/23/2004	3/29/2004	SR 347-677

COMO NUNCA	JUAN TAVARES	3/23/2004	3/29/2004	SR 347-679

PIPORREANDO (KTME…!)	DON CHETO	3/23/2004	3/29/2004	SR 347-698

15

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

CANTARES Y CORRIDOS: 20 EXITOS	LUIS Y JULIAN	3/25/2004	3/29/2004	SR 347-700

CUMBIAS NORTEÑAS	VARIOUS ARTISTS	10/29/2003	7/26/2004	SR 348-875

NUESTRA HISTORIA	LOS ALBELARDOS	3/25/2004	3/29/2004	SR 348-877

15 EXITOS MUY DINAMICOS	LOS DINAMICOS DEL NORTE	3/25/2004	3/29/2004	SR 348-878

ENTRE AMIGOS	VARIOUS ARTISTS	10/29/2003	7/26/2004	SR 348-879

MI HISTORIA	DULCE	3/25/2004	3/29/2004	SR 348-892

EL AMOR Y LA DESGRACIA	JAVIER TORRES	4/13/2004	4/16/2004	SR 348-893
40 ARTISTAS Y SUS SUPER EXITOS	LOS YONIC’S	Resent on 4/22/04	11/26/2003	SR 349-813

RUMBO AL SUR	LOS DIAMANTES DE OJINAGA	???	3/29/2004	SR 349-973

THE HISTORY	DJ ERIC INDUSTRIA	3/25/2004	3/29/2004	SR 349-974

15 PIÑAZOS DE EXITOS	BANDA LA PIÑERA	3/25/2004	3/29/2004	SR 349-977

CHICANAS DE PEGUE (LO ULTIMO Y LO MEJOR)	LOS GREY’S	3/25/2004	3/29/2004	SR 349-990

LOCO POR EL MUNDO	BANDA PELILLOS	3/23/2004	3/29/2004	SR 349-991

CORAZON RANCHERO	BANDA JEREZ	4/20/2004	4/23/2004	SR 350-204

20 PARA ENAMORADOS	GRUPO PEGASSO DEL POLLO ESTEVAN	4/13/2004	4/16/2004	SR 350-371

20 GRANDES DE LA REINA DEL JARIPEO	YESENIA FLORES	4/13/2004	4/16/2004	SR 350-372

LAS VIEJAS BRAVAS DE ORO NORTEÑO	ORO NORTEÑO	4/13/2004	4/16/2004	SR 350-386

EL CAPIMIX	LOS CAPI	4/20/2004	4/23/2004	SR 350-882

A POCO NO	PROFUGOS DE CHICAGO	4/20/2004	4/23/2004	SR 351-052

AMOR BANDIDO	QUIMIKA	4/20/2004	4/23/2004	SR 351-052

ASI ES LA VIDA	QUIMIKA	10/29/2003	11/14/2003	SR 351-053
20 BOLEROS ROMANTICOS	LOS TIGRES DEL NORTE	7/22/2004	3/5/2004	SR 351-777 & 348-876

PEGA MIX: 20 EXITAZOS	GRUPO PEGASSO DEL POLLO ESTEVAN	3/2/2004	3/5/2004	SR 351-864

15 TROPICAPIS	LOS CAPI	3/2/2004	3/5/2004	SR 351-873

TRIBUTO A JAVIER SOLIS	VARIOUS ARTISTS	4/20/2004	4/23/2004	SR 352-471

MAS MEXICANO QUE NUNCA	ROBERTO VERDUZCO	5/18/2004	5/21/2004	SR 352-548
PURA SANGRE	BRONCO	5/18/2004	5/21/2004	SR 352-552
ANIMAL	BRONCO	5/18/2004	5/21/2004	SR 352-554
15 CANTINAZOS EN VIVO	BANDA ZORRO	5/18/2004	5/21/2004	SR 352-559

16

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

30 INOLVIDABLES	BRONCO	5/18/2004	5/21/2004	SR 352-790

LA ULTIMA HUELLA	BRONCO	5/12/2004	5/17/2004	SR 353-858

A LO GRANDE CON LA GRANDE	LA GRANDE DE SINALOA BANDA LIMON	5/12/2004	5/17/2004	SR 353-866

PERDONA MI AMOR	EVOLUCION	5/12/2004	5/17/2004	SR 353-867

EL PRIMER SAMURAY MEXICANO	GRUPO SAMURAY	5/12/2004	5/17/2004	SR 353-868

SIEMPRE ESTARAS	LA MAGIA DEL AMOR	5/12/2004	5/17/2004	SR 353-869

EL SUEÑO AMERICANO	LOS SEMENTALES DE NUEVO LEON	5/12/2004	5/17/2004	SR 353-870

ERES MI CORAZON	MANDINGO	5/18/2004	5/17/2004	SR 353-871

AMIGO	BRONCO	5/18/2004	5/17/2004	SR 353-872

TE SEGUIRE	CALLEJON 8	5/12/2004	5/17/2004	SR 353-873

PLEGARIA A MI MADRE	DINASTIA NORTEÑA	5/12/2004	5/17/2004	SR 353-874

DEJANDO HUELLA	CONJUNTO PRIMAVERA	5/12/2004	5/17/2004	SR 353-875

ESPECIALMENTE PARA TI	VARIOUS ARTISTS	5/12/2004	5/17/2004	SR 353-876

HOMENAJE A LOS GRANDES GRUPOS	BRONCO	5/12/2004	5/17/2004	SR 353-877

NUESTRA HISTORIA	LOS CAMINANTES	5/12/2004	5/17/2004	SR 353-878

PREMIO LO NUESTRO 2004- REGIONAL MEXICANA	VARIOUS ARTISTS	5/12/2004	5/17/2004	SR 353-879

DE DURANGO PARA EL MUNDO	VARIOUS ARTISTS	5/12/2004	5/17/2004	SR 353-880

CRONICA DE DOS GRANDES: EDICION ESPECIAL	LOS BUKIS & BRONCO	2/5/2004	2/11/2004	SR 354-813

20 HERRADURAS DE ORO (EDICION ESPECIAL)	EZEQUIEL PEÑA	3/23/2004	3/29/2004	SR 354-814

20 AÑOS DE FUERZA NORTEÑA (EDICION ESPECIAL)	LOS RIELEROS DEL NORTE	3/23/2004	3/29/2004	SR 354-815

MI AMORCITO COLOMBIANO	LA TROPA COLOMBIANA	9/17/2004	9/21/2004	SR 355-192

EL SHOW DEBE CONTINUAR…SIGUE DURANGO	BANDA SHOW REVELACION	9/17/2004	9/21/2004	SR 355-225

40 ARTISTAS Y SUS SUPER EXITOS	LOS PLEBEYOS	4/13/2004	4/16/2004	SR 355-587

GRANDES DUETOS	VARIOUS ARTISTS	7/22/2004	7/26/2004	SR 355-620

LOS 20 CORRIDOS MAS PROHIBIDOS, VOL. 2	VARIOUS ARTISTS (EDITED)	7/22/2004	7/26/2004	SR 355-621

SOY DE DURANGO SUS INICIOS, VOL. 1	PATRULLA 81	7/22/2004	7/26/2004	SR 355-622
MOJADO INTERPRETA A LOS GRANDES EXITOS DE JOSE JOSE	MOJADO	7/22/2004	7/26/2004	SR 355-623

LOS 20 CORRIDOS MAS PROHIBIDOS, VOL. 2	VARIOUS ARTISTS (EXPLICIT CONTENT)	7/22/2004	7/26/2004	SR 355-624

17

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

FESTIVAL DE ESTRELLAS	VARIOUS ARTISTS	7/22/2004	7/26/2004	SR 355-625

EXITOS AL ESTILO DURANGUENSE	FA-Z-4	7/22/2004	7/26/2004	SR 355-636
CON LAS 2 HASTA AMANECER	JUAN ZAIZAR WITH BANDA EL RECODO AND BANDA ZORRO	7/22/2004	7/26/2004	SR 355-648

20 PLATINAZOS	VARIOUS ARTISTS	7/22/2004	7/26/2004	SR 355-650

PACTO DE SANGRE	LOS TIGRES DEL NORTE	7/22/2004	7/26/2004	SR 355-651

15 AÑOS DE TRAYECTORIA	NORTEÑOS DE OJINAGA	7/22/2004	7/26/2004	SR 355-652

CONTINUANDO LA RUTA	LOS RIELES DEL PRIMO MANOLO	7/22/2004	7/26/2004	SR 355-653

UNA DINASTIA DE ORO	ORO NORTEÑO / DINASTIA NORTEÑA	7/22/2004	7/26/2004	SR 355-654

ALEGRE CON LA BANDA	VICTOR OCHOA ‘EL AFERRADO’	7/22/2004	7/26/2004	SR 355-655

ETERNAMENTE ENAMORADO	ADOLFO URIAS Y SU LOBO NORTEÑO	7/22/2004	7/26/2004	SR 355-656

ETERNAMENTE ENAMORADO	ADOLFO URIAS Y SU LOBO NORTEÑO	7/22/2004	7/26/2004	SR 355-664

NUESTRA PROPIA HISTORIA	VARIOUS ARTISTS	7/22/2004	7/26/2004	SR 355-668

PACTO DE SANGRE	LOS TIGRES DEL NORTE (CD)	7/22/2004	7/26/2004	SR 355-669

PARA MENTALIDADES MAJORES	VARIOUS ARTISTS	7/22/2004	7/26/2004	SR 355-670

15 TROPI CALIENTES	VARIOUS ARTISTS	7/22/2004	7/26/2004	SR 355-671

100% SONIDERO	XOCHILT	7/22/2004	7/26/2004	SR 355-672

LA HUELLA DE TU AMOR	LA TRADICION DEL NORTE	7/22/2004	7/26/2004	SR 355-673

NUEVA ONDA	BANDA RADAR D’ DURANGO	7/22/2004	7/26/2004	SR 355-674

20 CAPO CORRIDOS	LOS CAPOS DE MEXICO (EXPLICIT CONTENT)	7/22/2004	7/26/2004	SR 355-685

15 AÑOS DE TRAYECTORIA (CD & DVD)	NORTEÑOS DE OJINAGA	7/22/2004	7/26/2004	SR 355-688

20 AÑOS DE FUERZA NORTEÑA	LOS RIELEROS DEL NORTE	7/22/2004	7/26/2004	SR 355-692

AMOR GRUPERO	VARIOUS ARTISTS	8/3/2004	8/5/2004	SR 356-512

HIP HOP EL CENTRO REGGETON	SIN RETORNO	8/3/2004	8/5/2004	SR 356-513

ME CAMBIASTE LA VIDA	ROGELIO MARTINEZ	8/3/2004	8/5/2004	SR 356-514

POR SIEMPRE TE AMARE	NORTEÑOS DE OJINAGA	8/3/2004	8/5/2004	SR 356-524

DOS GRANDES (CD)	MARCO ANTONIO SOLIS & JOAN SEBASTIAN	8/3/2004	8/5/2004	SR 356-525

DEL MERITITO TIERRA CALIENTE	ORGANIZACION ACAPULCO	8/3/2004	8/5/2004	SR 356-526

MAS AMOR A LA MEXICANA	VARIOUS ARTISTS	8/3/2004	8/5/2004	SR 356-527

18

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

ROMANTICAS DEL CORAZON	ADOLFO URIAS Y SU LOBO NORTEÑO	8/3/2004	8/5/2004	SR 356-695

DESDE DURANGO AL ESTILO DURANGUENSE	BANDA LAMENTO SHOW DE DURANGO	8/3/2004	8/5/2004	SR 356-698

ETERNAMENTE ENAMORADO	DINORA Y LA JUVENTUD	8/3/2004	8/5/2004	SR 356-701

CONTIGO EN EL CAMINO	DINASTIA NORTEÑA	8/3/2004	8/5/2004	SR 356-707

EL BUEY DE LA BARRANCA	LOS INDOMABLES	8/3/2004	8/5/2004	SR 356-708

CALIENTE, CALIENTE DE TIERRA CALIENTE	LOS DOS PEQUEÑOS DEL SUR	8/3/2004	8/5/2004	SR 356-712

DE CORAZON NORTEÑO	DINASTIA NORTEÑA	8/3/2004	8/5/2004	SR 356-713

CORRIDOS DE ROMPE Y RASGA	LUIS Y JULIAN	9/17/2004	9/21/2004	SR 356-794

LEGADO NORTEÑO CON FUERZA Y SIENTIMIENTO	LOS HURACANES DEL NORTE (CD)	9/17/2004	9/21/2004	SR 356-795

LEGADO NORTEÑO CON FUERZA Y SIENTIMIENTO	LOS HURACANES DEL NORTE (DVD)	9/17/2004	9/21/2004	SR 356-795

SINALOENSE DE CORAZON	EL PUMA DE SINALOA	9/17/2004	9/21/2004	SR 356-796

20 EXITOS PURA BANDA	VARIOUS ARTISTS	2/5/2004	2/11/2004	SR 357-101

PURO MICHOACAN	VARIOUS ARTISTS	5/12/2004	5/17/2004	SR 357-102
20 EXITOS DE LA ORlGINAL BANDA EL LIMON DE SALVADOR LIZARRAGA	BANDA EL LIMON	2/5/2004	2/11/2004	SR 357-103

20 EXITOS	TOMMY VALLES	5/12/2004	5/17/2004	SR 357-104

FIESTA MIX	MARIACHI FIESTA MEXICANA	9/17/2004	9/21/2004	SR 357-963

SIGUIENDO AL CORAZON	LOS GREY’S	9/17/2004	9/21/2004	SR 357-970

EN LA CUMBRE	POLO URIAS Y SU MAQUINA NORTEÑA	9/17/2004	9/21/2004	SR 357-971

LOS RE-MIXES DE LA QUE BUENA	VARIOUS ARTISTS	9/17/2004	9/21/2004	SR 357-975

100% BAILABLES	LOS PLEBEYOS	9/17/2004	9/21/2004	SR 357-983

CON EL SABOR DE LA BANDA	BANDA PURA CAÑA DE DANIEL OSORNO	9/17/2004	9/21/2004	SR 357-987

NUESTRAS CONSENTIDAS	LOS YONIC’S	9/17/2004	9/21/2004	SR 360-169

ULTIMAS NOTICIAS	LOS ALTENOS DE LA SIERRA	8/3/2004	8/11/2004	SR 360-183

CORAZON MAGICO	CANDIDO Y SU HUELLA NORTEÑA	9/17/2004	9/21/2004	SR 360-283

BETZAIDA	BETZAIDA	9/17/2004	9/24/2004	SR 360-291

ROMANTICAS DE ORO	LOS PLEBEYOS	9/17/2004	9/21/2004	SR 360-292

SI NO EXISTIERAS	BANDA LOS RECODITOS	9/17/2004	9/21/2004	SR 360-293

EXPLOSIVOS	NO MANCHES	9/17/2004	9/21/2004	SR 360-294

19

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

CON PASITO DURANGUENSE	LOS ALACRANES DE DURANGO	9/17/2004	9/21/2004	SR 360-295

ME QUITO EL NOMBRE	40 GRADOS	3/17/2004	9/21/2004	SR 360-296

BAILANDO SIN PARAR	MARIACHI FIESTA MEXICANA	9/17/2004	9/21/2004	SR 360-297

UNA NUEVA RELACION	TUMBAO	9/17/2004	9/21/2004	SR 360-298

ROCKUMBIA	AMISTAD	9/17/2004	9/21/2004	SR 360-299

PA’ GOZAR Y PA’ BAILAR	BANDA PELILLOS	9/17/2004	9/21/2004	SR 360-300

EN REALIDAD	BANDIDOS MUSICAL	9/17/2004	9/21/2004	SR 360-301

DURANGUENSE	FUROR	9/17/2004	9/21/2004	SR 360-302

AMOR CON SAX	NORTEÑOS DE OJINAGA	9/17/2004	9/21/2004	SR 360-303

MELAO	NOELIA W/ DJ ERIC & YAMIL	6/3/2004	8/5/2004	SR 360-358

DE AMORES Y RECUERDOS	LOS ANGELES DE CHARLY	9/17/2004	9/24/2004	SR 360-958

DEL MERITITO CHALCATONGO OAXACA	GRUPO CHAKALY	9/17/2004	9/24/2004	SR 360-959

EL AMOR DEL CANTANTE	GRUPO SONAR	9/17/2004	9/24/2004	SR 360-960

UN CORAZON PARA DOS	LOS GUERREROS DE LA LENGUA	9/17/2004	9/24/2004	SR 360-961

ME GUSTA ESTAR CONMIGO	CONJUNTO AZABACHE	9/17/2004	9/24/2004	SR 360-962

MAS DE SAX EN SAX… EL DESAFIO CONTINUA	VARIOUS ARTISTS	9/17/2004	9/24/2004	SR 360-963

CON ESTILO	LOS CHICOS BANDA	9/17/2004	9/24/2004	SR 360-964

NORTEÑOS CONTRA BANDAZOS	VARIOUS ARTISTS	9/17/2004	9/24/2004	SR 360-965

DE DURANGO… ‘LOS PRIMEROS’	LOS BONDADOSOS	9/17/2004	9/24/2004	SR 360-966

TERRICOLAS POR SIEMPRE	JHOMANNY	9/17/2004	9/24/2004	SR 360-967

UN CORAZON PARA DOS	LOS GUERREROS DE LA LAGUNA	9/10/2004	9/24/2004	SR 360-968

FELIZ NAVIDAD	GOLLITO...EL GRILLITO	9/17/2004	9/24/2004	SR 360-971

MAS ORIGINAL QUE NUNCA	PRISCILA Y SUS BALAS DE PLATA	9/17/2004	9/24/2004	SR 360-980

NUESTRA HISTORIA	CAMPECHE SHOW	3/25/2004	3/29/2004	SR 361-066

EXITOS CON TRADICION SINALOENSE	BANDA EL RECODO	9/17/2004	9/21/2004	SR 361-807

CORAZON HERIDO	LILIANA	11/30/2005	12/2/2005	SR 364-117

MAXX MIXES POP	VARIOUS ARTISTS	11/30/2005	12/2/2005	SR 364-118

JUNTOS…..GRANDES DUETOS	VARIOUS ARTISTS	6/28/2005	8/16/2005	SR 372-209

20

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

NUEVA ERA	KALIMEN	8/5/2005	8/16/2005	SR 372-210

MIRADA DE AMOR	LOS BONDADOSOS	7/27/2005	8/16/2005	SR 372-237

BOHEMIOS y APASIONADOS	LOS DIAMANTES DE OJINAGA	???	8/16/2005	SR 372-238

HISTORIAS DE AMOR	VARIOUS ARTISTS	7/28/2005	8/16/2005	SR 372-239

TAL Y COMO SOMOS	LOS ELEGIDOS	7/28/2005	8/16/2005	SR 372-240

20 NORTEÑAS INMORTALES	VARIOUS ARTISTS	6/28/2005	8/16/2005	SR 372-241

APOCO TE AGUITAS	LOS ZULTANNES DEL NORTE	8/5/2005	8/16/2005	SR 372-242

20 ALACRANAZOS	VARIOUS ARTISTS	7/28/2005	8/16/2005	SR 372-243

BACHATAZOS DEL SIGLO	VARIOUS ARTISTS	6/28/2005	8/16/2005	SR 372-244

PURO DURANGO COMPA	LA TROMBA DURANGUENSE DE LALO RODARTE	8/5/2005	8/16/2005	SR 372-250

PARRANDA BAILABLE	VARIOUS ARTISTS	6/28/2005	6/16/2005	SR 372-251

LOS MEGARTISTAS DEL AÑO 2005	VARIOUS ARTISTS	7/28/2005	8/16/2005	SR 372-252

20 CUMBIAS CON SAX	VARIOUS ARTISTS	6/28/2005	8/16/2005	SR 372-253

UN SUEÑO DE TANTOS	CORDERO	8/5/2005	8/16/2005	SR 372-254

VAMONOS PA’L NORTE	LOS PUMAS DEL NORTE	6/28/2005	8/4/2005	SR 372-373

LOCA DE AMAR	ANA BARBARA	6/28/2005	8/1/2005	SR 372-445

RITMO, CALOR Y SENTIMIENTO	DESTRAMPADOS	6/28/2005	8/4/2005	SR 372-447

NACE UNA NUEVA LUZ	LUZ DEL NORTE	6/28/2005	8/4/2005	SR 372448

KIOSKO PA’ MIS COMPAS	EDGAR AGUILAR ‘EL NARQUILLO’	6/28/2005	8/4/2005	SR 372-449

ROMPIENDO BARRERAS	BANDOLEROS DE DURANGO	6/28/2005	8/1/2005	SR 372-454

PA’L BAILE	LOS INDOMABLES	6/25/2005	8/1/2005	SR 372-459

NORTENOS POR SIEMPRE	NORTEÑOS DE OJINAGA	6/28/2005	8/4/2005	SR 372-460

INCONQUISTABLE	ARMIDA	6/28/2005	8/4/2005	SR 372-461

EL HOMBRE DEL VOZARRON	DON CHETO	6/28/2005	8/4/2005	SR 372-462

A UN GRAN AMIGO JAVIER SOLIS	VARIOUS ARTISTS	6/28/2005	8/4/2005	SR 372-463

OLFATO FEMENINO	AROMA	6/28/2005	8/1/2005	SR 372-464

CANCIONERO MUSICAL-GRUPERAS PARA TI	VARIOUS ARTISTS	6/28/2005	8/3/2005	SR 372-532

CANCIONERO MUSICAL-DURANGUENSE CON AMOR	VARIOUS ARTISTS	6/28/2005	8/3/2005	SR 372-546

21

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

CANCIONERO MUSICAL-DURANGUENSE	VARIOUS ARTISTS	6/28/2005	8/3/2005	SR 372-547

CANCIONERO MUSICAL-POP+COÑAC=AMOR	VARIOUS ARTISTS	6/28/2005	8/3/2005	SR 372-549

BLACK JACK NORTEÑO	VARIOUS ARTISTS	6/28/2005	8/16/2005	SR 372-618

MIRADA DE AMOR	MANDINGO	6/25/2005	7/29/2005	SR 373-561

CANCIONERO MUSICAL- GRUPERAS I	VARIOUS ARTISTS	6/28/2005	7/29/2005	SR 373-631

NUBE PASAJERA	LA MAFIA	6/28/2005	7/29/2005	SR 373-641

DESFIANDO AL AMOR	BRISEYDA Y LOS MUCHACHOS	6/28/2005	7/29/2005	SR 373-642

SOBRE LOS RIELES	LOS RIELEROS DEL NORTE	6/28/2005	7/29/2005	SR 373-643

SIEMPRE TE AMARE	PRISCILA Y SUS BALAS DE PLATA	6/28/2005	7/29/2005	SR 373-644

ORGULLOSAMENTE POBLANOS	GRUPO LOS CORTES	6/28/2005	7/29/2005	SR 373-645

TODO UN TIRO MUSICAL	ESCUADRA 45	6/28/2005	7/29/2005	SR 373-646

LOS AMOS Y SENORES-LOS CORRIDOS MAS PERRONES	GRUPO EXTERMNADOR	6/28/2005	7/29/2005	SR 373-647

PARA ALGUIEN ESPECIAL	LOS GREY’S	6/28/2005	7/29/2005	SR 373-648

DE ALMOLOYA PARA EL MUNDO	TONY EL TEJANO	6/28/2005	7/29/2005	SR 373-652

LA VIUDITA	ORGANIZACION ACAPULCO	6/28/2005	7/29/2005	SR 373-653

RITMO Y SENTIMIENTO	LOS ACOSTA	6/28/2005	8/1/2005	SR 373-705

SECRETOS NORTENOS	LA TRADICION DEL NORTE	6/28/2005	8/4/2005	SR 373-710

ACOMPAÑANOS	LOS INVASORES DE NUEVO LEON	6/28/2005	8/4/2005	SR 373-713

Y NADA MAS	RELAMPAGO	6/28/2005	8/4/2005	SR 373-714

CANCIONERO MUSICAL-GRUPERAS II	VARIOUS ARTISTS	6/28/2005	8/1/2005	SR 373-725

CANCIONERO MUSICAL- POP	VARIOUS ARTISTS	6/28/2005	8/1/2005	SR 373-726

CANCIONERO MUSICAL- BANDA	VARIOUS ARTISTS	6/28/2005	8/1/2005	SR 373-727

EXITOS DE COLECCION	LOS BONDADOSOS	6/28/2005	8/1/2005	SR 373-731

20 VIEJAS TROPICALES….MUY BUENAS	VARIOUS ARTISTS	6/28/2005	8/1/2005	SR 373-736

HISTORIA DE LA BANDA	VARIOUS ARTISTS	6/28/2005	8/1/2005	SR 373-737

CONTINUAMOS	PUNTO Y APARTE	6/28/2005	8/4/2005	SR 373-743
BUSCANDO UN AMOR	RAMON AYALA Y SUS BRAVOS DEL NORTE Y LOS INVASORES DE NUEVO LEON	6/28/2005	8/3/2005	SR 373-748

100% PA’L TERRE	LOBO NEGRO	6/28/2005	8/4/2005	SR 373-749

22

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

PA’ MIS VALIS DE TIERRA CALIENTE	LA NOBLEZA DE AQUILILLA	6/26/2005	8/4/2005	SR 373-750

SEGUIMOS POR LA MISMA CALLE	LOS BARON DE APODACA	6/28/2005	8/4/2005	SR 373-751

PARA RATO	CARLOS Y JOSE	6/27/2005	8/1/2005	SR 373-760

VIENTO EN POPA	LOS MARINEROS DEL NORTE	6/28/2005	8/1/2005	SR 374-285

DESDE SANTIAGO PAPASQUIARO	LOS BONDADOSOS	6/28/2005	8/1/2005	SR 374-287

QUISIERA SER	MIGUEL Y MIGUEL	6/28/2005	8/1/2005	SR 374-288

10 CAPOTAZOS A LO DURANGUENSE	TOREROS MUSICAL	6/28/2005	8/1/2005	SR 374-300

MADRECITA MIA	VARIOUS ARTISTS	6/28/2005	8/1/2005	SR 374-304

BALADAS PARA SIEMPRE	VARIOUS ARTISTS	6/28/2005	8/1/2005	SR 374-305

MEMORIAS…LOS GRANDES GRUPOS	VARIOUS ARTISTS	6/28/2005	8/1/2005	SR 374-306

NUESTRAS CONSENTIDAS	LOS HUMILDES HERMANOS AYALA	6/28/2005	8/1/2005	SR 374-307

ENTRE PUROS LOBOS	EL LOBITO DE SINALOA	6/28/2005	8/1/2005	SR 374-312

CUMBIAS CON SABOR	MOJADO Y TIGRILLOS	6/28/2005	8/1/2005	SR 374-313

HOY COMO AYER	CONJUNTO PRIMAVERA	6/28/2005	8/1/2005	SR 374-315

BOLEROS CON AMORE	LOS TRIOS	6/28/2005	8/1/2005	SR 374-319

ENTREGATE	ZAINO	6/28/2005	8/1/2005	SR 374-320

LO APRENDI DE TI	LALO MORA	6/28/2005	8/1/2005	SR 374-321

SOBREVIVIRE	PRISCILA Y SUS BALAS DE PLATA	6/28/2005	8/1/2005	SR 374-322

A TODO RITMO	LOS GREY’S	6/28/2005	8/1/2005	SR 374-323

HASTA QUE DIGAS MI NOMBRE	EDGARDO MONSERRAT	6/28/2005	8/1/2005	SR 374-324

INFIERNO A LA GLORIA	LOCURA TERMINAL	6/28/2005	8/1/2005	SR 374-325

AMIGA MIA	AROMA	11/30/2005 SR	12/2/2005	SR 375-064

NAVIDAD ENTRE AMIGOS	VARIOUS ARTISTS	11/10/2005 SR	11/14/2005	SR 375-066

RAICES 100% DURANGUENSES	MASTER SHOW DE DURANGO	10/19/2005	10/24/2005	SR 375-143

LOS TRES MOSQUETEROS	DE VUELTA POR PRIMERA VEZ	10/19/2005	10/24/2005	SR 375-144

DIRECTO AL CORAZON	LOS TIGRES DEL NORTE	10/19/2005 SR	10/24/2005	SR 375-145

El COLOR DEL DINERO	YAMIL	10/19/2005	10/24/2005	SR 375-146

PURO ESCANDALO	CROOKED STILO	10/19/2005	10/24/2005	SR 375-147

23

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

LOS REYES DEL BAILE	VARIOUS ARTISTS	10/19/2005	10/24/2005	SR 375-148

MUJERES Y BOTELLAS	BANDA ZORRO	10/19/2005	10/24/2005	SR 375-149

RENACIMIENTO DE DURANGO	RENACIMIENTO DE DURANGO	10/19/2005	10/24/2005	SR 375-150

TATUAJES	DAVID ROLAS	10/19/2005	10/24/2005	SR 375-156

LAS MAS PEDIDAS	LOS TIGRES DEL NORTE	11/14/2005 SR	11/25/2005	SR 375-210

LO MEJOR DEL SAX	ADOLFO URIAS Y SU LOBO NORTEÑO & NORTEÑOS DE OJINAGA	12/5/2005	12/7/2005	SR 375-270

DE TIERRA CALIENTE A DURANGO	NOBLEZA DE AGUILILLA & BANDA LAMENTO SHOW	12/5/2005	12/7/2005	SR 375-271

LOS MEGARTISTAS DEL AÑO 2005	VARIOUS ARTISTS	12/05/2005 SR	12/7/2005	SR 375-272

MAXX MIXES BANDA/NORTEÑO	VARIOUS ARTISTS	12/5/2005	12/7/2005	SR 375-273

SUBIENDO LA ADRENALINA	FALO	11/23/2005	11/29/2005	SR 375-274

20 EXITOS CON HISTORIA	LOS REHENES	11/23/2005 SR	11/29/2005	SR 375-284

LOS IDOLOS DE SIEMPRE	LOS BUKIS	11/23/2005	11/29/2005	SR 375-285

LOS 4 GRANDES	VARIOUS ARTISTS	11/23/2005	11/29/2005	SR 375-286

PURA TRADICION NORTEÑA	CARLOS Y JOSE & LUIS Y JULIAN	12/5/2005	12/7/2005	SR 375-287

RIVALIDADES ENCONTRADAS	DINORA Y LA JUVENTUD & PRISCILA Y SUS PLATA	12/5/2005	12/7/2005	SR 375-288

MUY ENAMORADOS	BRISEYDA Y LOS MUCHACHOS & INDUSTRIA DEL AMOR	12/5/2005	12/7/2005	SR 375-289

LA MOVIDA ES DURANGUENSE	LOS GREY’S	11/30/2005	12/2/2005	SR 375-311

SANGRE CALIENTE	ARMADILLOS DEL NORTE	11/30/2005	12/2/2005	SR 375-312

20 EXITOS PARA RECORDAR	LOS YONIC’S	11/30/2005	12/2/2005	SR 375-313
2 EN 1	LOS RIELEROS DEL NORTE	11/30/2005	12/2/2005	SR 375-314

RABO Y OREJAS A LO DURANGUENSE	TOREROS MUSICAL	11/30/2005	12/2/2005	SR 375-320

LA ONDA RETRO	LOS CAPI	10/19/2005	10/21/2005	SR 375-741

PURAS RANCHERAS QUE DUELEN	BANDA LAGUERA	10/19/2005	10/21/2005	SR 375-742

SABOR DE OLVIDO	ORO NORTEÑO	10/19/2005	10/21/2005	SR 375-743

24

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

Y QUE EL MUNDO RUEDE	LOS PIELEROS DEL NORTE	10/19/2005 SR	10/21/2005	SR 375-744

TE HE PROMETIDO	IMPACTO DE DURANGO	10/19/2005	10/21/2005	SR 375-745

POR SIEMPRE	LAS JILGUERILLAS	10/19/2005	10/21/2005	SR 375-753

20 KILATES NORTEÑOS	ORO NORTEÑO	10/19/2005 SR	10/21/2005	SR 375-754

HISTORIA GRUPERA-20 INOLVIDABLES	VARIOUS ARTISTS	10/19/2005	10/21/2005	SR 375-755

LA MEJOR JUGADA NORTEÑA	VARIOUS ARTISTS	10/19/2005 SR	10/21/2005	SR 375-756

COMO SIEMPRE	GUAYACAN ORQUESTA	10/19/2005	10/21/2005	SR 375-757

SENTIMIENTO RANCHERO	YESENIA FLORES	10/19/2005	10/21/2005	SR 375-873

IMCOMPARABLES	ORO NORTEÑO	10/19/2005	10/21/2005	SR 375-875

DE SAX EN SAX-20 DE COLECCION	VARIOUS ARTISTS	10/19/2005	10/21/2005	SR 375-876

LO MAS AUTENTICO DEL REGGAETON	SIN RETORNO	10/19/2005	10/21/2005	SR 375-887

BOQUITA COLORADA	ORO NORTEÑO	10/19/2005	10/21/2005	SR 375-888

NO TE EQUIVOQUES	NO MANCHES	10/19/2005	10/21/2005	SR 375-889

POR EXCELENCIA	CHELO	10/19/2005	10/21/2005	SR 375-900

A MAS NO PODER	MIGUEL Y MIGUEL	6/27/2005	8/1/2005	SR 376-708

COMMUNICATION	LOS CAPI	10/19/2005	10/24/2005	SR 376-841

TRIBUTO A LOS CADETES DE LINARES	DINASTIA NORTEÑA	11/10/2005 SR	11/14/2005	SR 377-585

UN SUEÑO COMPARTIDO	VARIOUS ARTISTS	11/14/2005	11/25/2005	SR 378-071

PARRANDA NORTEÑA	GORRION NORTEÑO	11/14/2005	11/25/2005	SR 378-072

NORTEÑOS DE CORAZON	REVANCHA NORTEÑA	11/14/2005	11/25/2005	SR 378-073

2907	AMISTAD	11/14/2005	11/25/2005	SR 378-074

ADIOS Y ENGAÑO	LOS INTERNACIONALES DE DURANGO	11/14/2005	11/25/2005	SR 378-075

20 CHICANAS A MORIR	LOS BARON DE APODACA	11/14/2005	11/25/2005	SR 378-076

LLEVETELA CALMADON	MARTINCILLO VIZCARRA	11/14/2005	11/25/2005	SR 378-084

NUESTROS PRIMEROS EXITOS	PATRULLA 81	12/9/2005	12/12/2005	SR 378-199

MEXICO EN LA SANGRE-MICHOACAN	VARIOUS ARTISTS	12/09/2005 SR	12/12/2005	SR 378-551

25

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

MEXICO EN LA SANGRE-ZACATECAS	VARIOUS ARTISTS	12/09/2005 SR	12/12/2005	SR 378-552

MEXICO EN LA SANGRE-DURANGO	VARIOUS ARTISTS	12/09/2005 SR	12/12/2005	SR 378-563

MEXICO EN LA SANGRE-JALISCO	VARIOUS ARTISTS	12/09/2005 SR	12/12/2005	SR 378-554

30 RECUERDOS	NORTEÑOS DE OJINAGA	1/10/2006	1/11/2006	SR 378-736

DE VUELTA A LA VIDA	LOS REHENES	1/10/2006	1/12/2006	SR 378-760

2 EN 1	ANA BARBARA	2/6/2006	2/23/2006	SR 378-850

SIEMPRE	MANDINGO	11/10/2005	11/14/2005	SR 379-163

GRUPO LA FLAMA	SIN ELLA	11/10/2005	11/14/2005	SR 379-164

OJITOS DE GOLONDRINA	CRISTALEROS DEL SUR	11/10/2005	11/14/2005	SR 379-165

MEXICO EN LA SANGRE - CHIHUAHUA	VARIOUS ARTISTS	3/20/2006	3/23/2006	SR 379-968

TODO DE MI	ROGELIO MARTINEZ	11/7/2005 SR	11/10/2005	SR 379-969

POSITIVO	AXE BAHIA	3/8/2006 SR	3/10/2006	SR 379-970

AMOR A LA MEXICANA	VARIOUS ARTISTS	3/20/2006 SR	3/23/2006	SR 379-973

MAS ALLA DEL BIEN Y DEL MAL	EL TRI	3/20/2006	3/23/2006	SR 379-974

EN VIVO DESDE CHIHUAHUA	VARIOUS ARTISTS	3/20/2006 SR	3/23/2006	SR 379-975

LOS 90’S A LO DURANGUENSE	BANDA LAMENTO SHOW	3/20/2006	3/23/2006	SR 379-976

20 CARTAS NORTEÑAS	VARIOUS ARTISTS	3/20/2006 SR	3/23/2006	SR 379-977

REGGAETON MEGA MIX	VARIOUS ARTISTS	3/20/2006 SR	3/23/2006	SR 379-981

PARA TI CON AMOR	LALO RODARTE	11/10/2005	11/14/2005	SR 380-231

MUCHO MAS POR VIVIR	SHEILA	11/10/2005	11/14/2005	SR 380-232

ARRASANDO A LO DURANGUENSE	BANDA LAMENTO SHOW DE DURANGO	12/6/2005	12/9/2005	SR 380-376

2 EN 1	BANDA EL RECODO	11/30/2005	12/2/2005	SR 380-581

20 CORRIDOS POR TRADICION	VARIOUS ARTISTS	3/8/2006 SR	3/10/2006	SR 380-769

30 RECUERDOS	ORO NORTEÑO	3/8/2006 SR	3/10/2006	SR 380-770

UN PASO MAS	CLAVE NORTEÑA	3/8/2006	3/10/2006	SR 380-771

CON SENTIMIENTO DURANGUENSE	SALAZAR BAND	3/8/2006	3/10/2006	SR 380-774

DE CHICAGO PARA EL MUNDO	DESTRAMPADOS	3/8/2006	3/10/2006	SR 380-777

ALGO DE MI	CONJUNTO PRIMAVERA	3/8/2006	3/10/2006	SR 380-786

26

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

PURAS RANCHERAS	VARIOUS ARTISTS	3/8/2006 SR	3/10/2006	SR 380-787

NO MAS A TI TE PERMITO	EL RETO	3/8/2006	3/10/2006	SR 380-788

30 RECUERDOS	BANDA ZORRO	3/8/2006 SR	3/10/2006	SR 380-789

Y SIGUE LA FURIA	LOS CHICOS BANDA Y CON FURIA	3/8/2006	3/10/2006	SR 380-790

DUETOS DEL RECUERDO	VARIOUS ARTISTS	12/9/2005	12/12/2005	SR 380-841

MUEVELO Y GOZALO	FA-Z-4	12/9/2005	12/12/2005	SR 380-843

PARA SIEMPRE	ROBERTO VERDUZCO	12/9/2005	12/12/2005	SR 380-844

20 NORTEÑAS FAMOSAS	LOS TIGRES DEL NORTE	10/19/2005 SR	10/21/2005	SR 380-994

EL REGRESO	LOS PLEBEYOS	10/31/2005	11/4/2005	SR 381-227

YA LO SE	YESENIA FLORES	10/31/2005	11/4/2005	SR 381-229

PAPEL DE PLATA	LOS LLAYAS	10/31/2005	11/4/2005	SR 381-230

DESDE ZACATECAS	LOS REHENES	10/31/2005	11/4/2005	SR 381-231

TROPI MIX	LOS REHENES	10/31/2005	11/4/2005	SR 381-232

BELLA SILUETA	LOS GREY’S	10/31/2005	11/4/2005	SR 381-233

20 EXITOS DE PELOS	BANDA PELILLOS	10/31/2005 SR	11/4/2005	SR 381-241

PARA TU CORAZON	LOS REHENES	10/31/2005	11/4/2005	SR 381-242

15 GRANDES EXITOS	EL GRUPO PEGASSO DEL POLLO ESTEVAN	10/31/2005	11/4/2005	SR 381-243

RECORDANDO LOS TERRICOLAS	MICHAEL STEVAN	1/10/2006	1/12/2006	SR 382-261

30 RECUERDOS	LOS REHENES	1/10/2006	1/12/2006	SR 382-274

30 RECUERDOS	LOS PLEBEYOS	1/10/2006	1/11/2006	SR 382-282

30 RECUERDOS	CARLOS Y JOSE	1/10/2006	1/11/2006	SR 382-284

30 RECUERDOS	LOS GREY’S	1/10/2006	1/11/2006	SR 382-285

IGUAL AL AMOR	GRUPO EXTERMINADOR & LOS TIRANOS DEL NORTE	12/05/2005 SR	12/7/2005	SR 382-408

JUGO DE HITS	VARIOUS ARTISTS	12/05/2005 SR	12/7/2005	SR 382-409

UNA DECADA DE EXITOS-LO MEJOR DE BANDA Y NORTEÑO	VARIOUS ARTISTS	12/05/2005 SR	12/7/2007	SR 382-410

ESTO ES AMOR	YOLANDA PEREZ	12/05/2005 SR	12/7/2005	SR 382-605

PREMIO LO NUESTRO 2005	VARIOUS ARTISTS	12/05/2005 SR	12/7/2005	SR 382-606

GUERRA DE BANDAS-SINALOA V. ZACATECAS	VARIOUS ARTISTS	12/05/2005 SR	12/8/2005	SR 382-607

MENSAJERO DE AMOR	RABITO	12/05/2005 SR	12/8/2005	SR 382-608

NUESTRA TRADICION LA CHARRERIA	EZEQUIEL PEÑA	12/05/2005 SR	12/7/2005	SR 382-609

UNA DECADA DE EXITOS-POP	VARIOUS ARTISTS	12/05/2005 SR	12/7/2005	SR 382-610

BILLETE VERDE (EXPLICIT)	BANDA JEREZ	12/05/2005 SR	12/7/2005	SR 382-611

AQUI ME TIENES	YOLANDA PEREZ	12/05/2005 SR	12/7/2005	SR 382-612

LLEVAME CONTIGO	JUAN TAVARES	12/05/2005 SR	12/7/2005	SR 382-613

DEJANDO HUELLA II	CONJUNTO PRIMAVERA	12/05/2005 SR	12/7/2005	SR 382-614

HAY AMOR	BANDA EL RECODO	12/05/2005 SR	12/7/2005	SR 382-615

LA HISTORIA CONTINUA II	MARCO ANTONIO SOLIS	12/05/2005 SR	12/7/2005	SR 382-616

EN VIVO-30 ANIVERSARIO	POLO URIAS Y SU MAQUINA NORTEÑA	12/05/2005 SR	12/7/2005	SR 382-617

27

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER
SI TE PERDIERA	INDUSTRIA DEL AMOR	12/05/2005 SR	12/7/2005	SR 382-618
LO MEJOR DE NOSOTROS	LOS BUKIS	12/05/2005 SR	12/7/2005	SR 382-619
SOLO EXITOS DURANGUENSES	VARIOUS ARTISTS	1/10/2006 SR	1/12/2006	SR 382-620
SUEÑO DE AMOR	LOS TEMERARIOS	1/10/2006 SR	1/12/2006	SR 382-621
AMOR DE TELENOVELAS	VARIOUS ARTISTS	11/10/2005 SR	11/14/2005	SR 382-622
RETRASALO	CROOKED STILO	11/10/2005 SR	11/14/2005	SR 382-623
PARRANDERA, REBELDE Y ATREVIDA	JENNI RIVERA	11/10/2005 SR	11/14/2005	SR 382-624
QUE BARBAROS	POLO URIAS Y SU MAQUINA NORTEÑA	11/10/2005 SR	11/14/2005	SR 382-625
NUESTRAS CONSENTIDAS	SPARX	11/10/2005 SR	11/14/2005	SR 382-626
LA GORDA LINDA	ARTHUR HANLON	11/10/2005 SR	11/14/2005	SR 382-627
CUANDO TE ENAMORAS	LOS ANGELES DE CHARLY	11/10/2005 SR	11/14/2005	SR 382-628
NUESTRO PESO EN ORO	ORO NORTEÑO	1/10/2006 SR	1/12/2006	SR 382-639
15 GRANDES TEMAS CON AMOR	ADOLFO URIAS Y SU LOBO NORTEÑO	1/10/2006 SR	1/12/2006	SR 382-640
CRONICA DE DOS GRANDES	BRONCO Y LOS BUKIS	1/10/06 SR	1/12/2006	SR 382-642
DIAMANTES DE COLECCION VOL. 2	VARIOUS ARTISTS	1/10/2006 SR	1/12/2006	SR 382-643
SENTIMIENTOS DE MUJER	VARIOUS ARTISTS	12/06/2005 SR	12/9/2005	SR 382-666
CONFESIONES	ANA BARBARA & JENNIFER PEÑA	12/05/2005 SR	12/8/2005	SR 382-667
SENTIMIENTO MUSICAL A MI MADRE	VARIOUS ARTISTS	12/06/2005 SR	12/9/2005	SR 382-668
POZOÑA MUSICAL	BANDA LAMENTO SHOW DE DURANGO	12/06/2005 SR	12/9/2005	SR 382-669
PA’ LOS COMPAS DE CANTINA	VARIOUS ARTISTS	12/06/2005 SR	12/9/2005	SR 382-670
GREATEST HITS	LOS ANGELES DE CHARLY & AROMA	12/05/2005 SR	12/8/2005	SR 382-671
20 ADICTOS AL AMOR	VARIOUS ARTISTS	12/06/2005 SR	12/9/2005	SR 382-672
QUE ME SIGA LA BANDA	VARIOUS ARTISTS	12/06/2005 SR	12/9/2005	SR 382-674
4X4 PA’ MI TROCA	VARIOUS ARTISTS	12/06/2005 SR	12/9/2005	SR 382-675
LEGADO NORTEÑO-CORRIDOS	LOS HURACANES DEL NORTE	12/06/2005 SR	12/9/2005	SR 382-676
CUMBIAS Y ALGO MAS	LOS TIGRES DEL NORTE	11/30/2005 SR	12/2/2005	SR 382-677
SOLO PARA TI	VARIOUS ARTISTS	11/10/2005 SR	11/14/2005	SR 382-678
UNA DECADA DE EXITOS GRUPERO	VARIOUS ARTISTS	12/05/2005 SR	12/8/2005	SR 382-679
UNA DECADA DE EXITOS CON BANDA	VARIOUS ARTISTS	12/05/2005 SR	12/8/2005	SR 382-680
EL DE NAYARIT	EZEQUIEL PEÑA	12/05/2005 SR	12/7/2005	SR 382-696
REGALO DE AMOR	LOS TEMERARIOS	12/05/2005 SR	12/7/2005	SR 382-697
HOMENAJE GRUPERO AL MARIACHI	VARIOUS ARTISTS	12/06/2005 SR	12/9/2005	SR 382-975
AUTENTIKO	AUTENTIKO	11/10/2005	1/14/2005	SR 383-089
20 EXITOS	BANDA PELILLOS	3/8/2006 SR	3/10/2006	SR 383-141
15 AUTENTICOS ALACRANAZOS	BANDA LAMENTO SHOW	1/10/2006 SR	1/12/2006	SR 383-203

GREATEST HITS	NOELIA	11/30/2005 SR	12/2/2005	SR 383-208
EN VIVO DESDE HOLLYWOOD	JENNI RIVERA	5/22/2006 SR	5/26/2006	SR 383-245
DESDE LA HUASTECA POTOSINA	LOS GREY’S & LOS ACOSTA	6/5/2006 SR	6/8/2006	SR 383-247
LA NOCHE QUE MURIO CHICAGO	BANDA LAMENTO SHOW DE DURANGO	6/5/2006 SR	6/8/2006	SR 383-248
MILES DE VOCES EN VIVO	CONJUNTO PRIMAVERA	6/5/2006 SR	6/8/2006	SR 383-253
DE SAX EN SAX	VARIOUS ARTISTS	6/5/2006 SR	6/8/2006	SR 383-257
VOLVERE	PROFUGOS DE CHICAGO	2/21/2006	2/27/2006	SR 383-461
2 EN 1	BRONCO	2/21/2006 SR	2/27/2006	SR 383-462
LLEGO EL AMOR	MOJADO	2/21/2006 SR	2/27/2006	SR 383-463
2 EN 1	GRUPO EXTERMINADOR	2/21/2006 SR	2/27/2006	SR 383-464
MAXX MIXES GRUPERO	VARIOUS ARTISTS	2/25/2006	2/27/2006	SR 383-469
DESPUES DE TANTO	MASTER SHOW DE DURANGO	2/21/2006	2/27/2006	SR 383-470
2 EN 1	CONJUNTO PRIMAVERA	2/21/2006 SR	2/27/2006	SR 383-471
SAXEFONEANDO	VARIOUS ARTISTS	2/23/2006	2/27/2006	SR 383-482
MAXX MIXES HIP HOP & REGGAETON	VARIOUS ARTISTS	2/25/2006	2/27/2006	SR 383-483

28

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER
ESCORPIONES	VARIOUS ARTISTS	2/23/2006	2/27/2006	SR 383-484
TRIBUTO A LOS GRANDES DE PUERTO RICO	MICHAEL STEVAN	2/21/2006	2/27/2006	SR 383-485
EL DESORDEN MR. GOLDY	VARIOUS ARTISTS	2/21/2006 SR	2/27/2006	SR 383-486
2 EN 1	EZEQUIEL PEÑA	2/21/2006 SR	2/27/2006	SR 383-487
VARIOUS	MAXX MIXES DURANGUENSE	2/21/2006 SR	2/27/2006	SR 383-488
DIAMANTES DE COLECCION	VARIOUS ARTISTS	12/05/2005 SR	12/7/2005	SR 383-627
MUSICA URBANA	VARIOUS ARTISTS	12/05/2005 SR	12/7/2005	SR 383-628
EN CONCIERTO	LOS RIELEROS DEL NORTE	12/05/2005 SR	12/7/2005	SR 383-632
EL HIJO DE MEXICO	GRUPO EXTERMINDOR	12/05/2005 SR	12/7/2005	SR 383-633
TU DELIRIO	ROGELIO MARTINEZ	12/05/2005 SR	12/7/2005	SR 383-634
EN VIVO	BANDA EL RECODO	12/05/2005 SR	12/7/2005	SR 383-635
LLEGANDO A LA CIMA	LOS REMIS	3/8/2006	3/10/2006	SR 384-289
30 RECUERDOS	VARIOUS ARTISTS	3/8/2006 SR	3/10/2006	SR 384-824
COMBATE DURANGUENSE	GRUPO COMANDO	3/8/2006	3/10/2006	SR 384-825
PURO VENENO A LO DURANGUENSE	VARIOUS ARTISTS	3/8/2006 SR	3/10/2006	SR 384-826
30 RECUERDOS	DINASTIA NORTEÑA	3/8/2006 SR	3/10/2006	SR 384-827
30 RECUERDOS	VARIOUS ARTISTS	3/8/2006 SR	3/10/2006	SR 384-886
30 RECUERDOS	VARIOUS ARTISTS	3/8/2006 SR	3/10/2006	SR 384-887
RAZON DE SOBRA	MARCO ANTONIO SOLIS	11/7/2005	11/10/2005	SR 385-032
2 EN 1	ROGELIO MARTINEZ	7/11/2006 SR	7/13/2006	SR 385-228
SOY DE TIERRA CALIENTE	DONATO TIRADO Y LOS CHEDDY’S	7/11/2006 SR	7/13/2006	SR 385-229
2 EN 1	CRISTIAN	7/11/2006 SR	7/13/2006	SR 385-230
ALBORADA DE EXITOS	LUCERO	5/15/2006 SR	7/13/2006	SR 385-231
DUELO DE ACORDEON Y SAX	GRUPO EXTERMINADOR & ADOLFO URIAS Y SU LOBO NORTEÑO	7/11/2006 SR	7/13/2006	SR 385-233
5 CORAZONES LE CANTAN AL AMOR	VARIOUS ARTISTS	7/19/2006 SR	7/24/2006	SR 385-241
2 EN 1	ORO NORTEÑO	7/19/2006 SR	7/24/2006	SR 385-244
2 EN 1	TIRANOS DEL NORTE	7/19/2006 SR	7/24/2006	SR 385-245
LA IGUANA FEA	REYNALDOS DE LA SIERRA	7/11/2006	7/13/2006	SR 385-271
LOS CONSENTIDOS	LOS CONSENTIDOS	7/11/2006	7/13/2006	SR 385-274
EL REY DE TIERRA CALIENTE	EL CEJAS Y SU BANDA FUEGO	7/11/2006	7/13/2006	SR 385-275

A MI MEXICO QUERIDO	LORENZO MENDEZ	7/11/2006	7/13/2006	SR 385-276

EL NOBLE	EL NOBLE	7/11/2006	7/13/2006	SR 385-277

29

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

PREMIO LO NUESTRO A LA MUSICA LATINA 2006	VARIOUS ARTISTS	02/21/2006 SR	3/23/2006	SR 385-456

EL MERO RIELEROS	LOS RIELES DEL PRIMO MANOLO	11/23/2005	11/28/2005	SR 385-962

PURITITO TERRE MI RAZA	BANDA LAMENTO SHOW & ALACRANES MUSICAL	11/23/2005	11/28/2005	SR 385-963

SE ESCUCHAN MUY ROMANTICOS	LOS GREY’S & LOS REHENES	11/23/2005	11/28/2005	SR 385-964

PENSANDO EN TI	BRISEYDA	7/19/2006	7/24/2006	SR 386-506
POR TI	BRONCO	11/14/2005 SR	11/25/2006	SR 386-511
QUE SABEN	VICTORIA	4/26/2006	6/2/2006	SR 386-916
30 RECUERDOS	VARIOUS ARTISTS	4/26/2006 SR	6/2/2006	SR 386-917
30 RECUERDOS	LOS TIRANOS DEL NORTE	4/26/2006 SR	6/2/2006	SR 386-918
GRANDES ARTISTAS UNIDOS POR EL MARIACHI	VARIOUS ARTISTS	4/26/2006 SR	6/2/2006	SR 386-919
2 EN 1	LOS ACOSTA	4/26/2006 SR	6/2/2006	SR 386-920
LA CONSENTIDA DE MEXICO	BANDA LOS ESCAMILLA	4/26/2006	6/2/2006	SR 386-921
25 HISTORIAS DE UN GIGANTE	BRONCO	4/26/2006 SR	6/2/2006	SR 386-922
2 EN 1	ADOLFO URIAS Y SU LOBO NORTEÑO	4/26/2006 SR	6/2/2006	SR 386-923
2 EN 1	LOS BUKIS	4/26/2006 SR	6/2/2006	SR 386-924
2 EN 1	LOS YONIC’S	4/26/2006 SR	6/2/2006	SR 386-925
2 EN 1	LAMENTO SHOW DE DURANGO	4/26/2006 SR	6/2/2006	SR 386-926
ALBORADA MUSICAL DEDICADO A MI MADRE	VARIOUS ARTISTS	4/26/2006 SR	6/2/2006	SR 386-927
MUY ROMANTICOS	MOJADO	4/26/2006 SR	6/2/2006	SR 386-928
2 EN 1	LOS ANGELES DECHARLY	4/26/2006 SR	6/2/2006	SR 386-930
LOCURA	RELAMPAGO	4/26/2006	6/2/2006	SR 386-934
DESDE LA SIERRA	EL VENADO AZUL	5/5/2006 SR	6/2/2006	SR 386-962
20 EXITOS	BANDA FRESA ROJA	5/5/2006 SR	6/2/2006	SR 386-965
20 LIMONAZOS DE ORO	BANDA EL LIMON	5/5/2006 SR	6/2/2006	SR 386-966
ATRAS DE MI VENTANA	GRUPO ALFA 7	5/5/2006	6/2/2006	SR 386-967
PURO TIERRA CALIENTE	GRUPO ALFA 7	5/5/2006	6/2/2006	SR 386-968
PURO TIERRA CALIENTE	GRUPO ALFA 7	5/5/2006	6/2/2006	SR 386-968
TAMBOREADA CALIENTE	VARIOUS ARTISTS	5/5/2006 SR	6/2/2006	SR 386-969
30 RECUERDOS	GRUPO PEGASSO DEL POLLO ESTEVAN & LOS PLEBEYOS	5/5/2006 SR	6/2/2006	SR 387-017
SIN RIENDAS	BRONCO	5/5/2006	6/2/2006	SR 387-018
HISTORIA GRUPERA LO ROMANTICO CONTINUA	VARIOUS ARTISTS	5/5/2006 SR	6/2/2006	SR 387-019
RECUERDOS DE AMOR	LOS GREY’S	5/5/2006	6/2/2006	SR 387-021
TODO EL AMOR	EL TAMBORAZO DE VILLA	5/5/2006	6/2/2006	SR 387-022
POR TU AMOR	LOS REHENES DE JAVIER TORRES	5/5/2006	6/2/2006	SR 387-077
DE MARIPOSA A CRUZ	VARIOUS ARTISTS	5/5/2006 SR	6/2/2006	SR 387-078
EN VIVO	BRONCO	5/5/2006	6/2/2006	SR 387-079
NAVEGANDO CON SAX	LOS MARINEROS DEL NORTE	5/5/2006	6/2/2006	SR 387-080
CON SENTIMIENTO RANCHERO	JAVIER TORRES	5/15/2006	6/2/2006	SR 387-081

TRIBUTO AL AMOR	LOS TEMERARIOS	5/15/2006 SR	6/2/2006	SR 387-084

DOS GENERACIONES	BANDA EL RECODO & BANDA LOS RECODITOS	5/15/2006 SR	6/2/2006	SR 387-085

COMO TE EXTRAÑO POP	VARIOUS ARTISTS	5/15/2006 SR	6/2/2006	SR 387-086

NUESTRA HISTORIA	LOS MIER	5/15/2006 SR	6/2/2006	SR 387-198

GRANDES EXITOS CON BANDA Y NORTEÑO	JORGE LUIS CABRERA	5/15/2006 SR	6/2/2006	SR 387-199

30

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

OLDIES DE LOS 80’S & 90’S	VARIOUS ARTISTS	5/22/2005 SR	5/25/2006	SR 388-968

LA HISTORIA DE UN IDOLO	RIGO TOVAR	5/22/2005 SR	5/25/2006	SR 388-969

MIS RAICES	ADOLFO URIAS Y SU LOBO NORTEÑO	5/22/2006 SR	5/25/2006	SR 388-992

HISTORIA GRUPERA 20 INOLVIDABLES	VARIOUS ARTISTS	5/22/2006 SR	5/25/2006	SR 388-994

SIEMPRE IMITADO, JAMAS IGUALADO	LOS RIELEROS DEL NORTE	5/22/2006 SR	5/25/2006	SR 388-995

A LAS MUJERES QUE AME	BANDA EL RECODO	5/22/2006 SR	5/25/2006	SR 388-996

NO ES BRUJERIA	ANA BARBARA	5/22/2006 SR	5/25/2006	SR 388-997

NO ME VAN A DETENER	INESPERADO	7/19/2006	7/24/2006	SR 389-105

A LO DURANGUENSE	LOS INTERNACIONALES DE DURANGO	7/19/2006	7/24/2006	SR 389-106

30 NORTEÑAS DEL RECUERDO	VARIOUS ARTISTS	7/19/2006 SR	7/24/2006	SR 389-107

VIVA LA VIDA LOCA	VARIOUS ARTISTS	7/19/2006 SR	7/24/2006	SR 389-108

CANTO A MI TIERRA	EL LOBITO DE SINALOA	7/19/2006	7/24/2006	SR 389-118

PUROS CORRIDOS DURANGUENSES Y DE LA TIERRA CALIEN	ALACRANES MUSICAL & LA NOBLEZA DE AGUILILLA	7/19/2006 SR	7/24/2006	SR 389-119

VEINTISIETE	LOS TEMERARIOS	12/05/2005 SR	12/7/2005	SR 389-909

HIP HOP EXPLICITO	VARIOUS ARTISTS	11/14/2005 SR	11/25/2005	SR 389-911

TRES ROMANTICOS LE CANTAN AL AMOR	VARIOUS ARTISTS	3/8/2006 SR	3/10/2006	SR 389-916

20 RIELES DE ORO	LOS RIELEROS DEL NORTE	3/8/2006 SR	3/10/2006	SR 389-917

LOS INICIOS DE NUESTRA HISTORIA	VARIOUS ARTISTS	3/8/2006 SR	3/10/2006	SR 389-918

ARRASANDO CON TODO	LA NOBLEZA DE AGUILILLA	3/8/2006	3/10/2006	SR 389-920

MEGARTISTAS DEL AÑO 2006	VARIOUS ARTISTS	3/8/2006 SR	3/10/2006	SR 389-921

ENCUENTRO SONIDERO	VARIOUS ARTISTS	5/22/2006 SR	5/26/2006	SR 390-044

20 PRECIOSAS	VARIOUS ARTISTS	12/05/2005 SR	12/7/2005	SR 390-156

VIVE EL AMOR	LOS MIER	5/22/2006	5/25/2006	SR 390-277

DOS EN UNO	BANDA LAMENTO SHOW DE DURANGO	5/22/2006 SR	5/25/2006	SR 390-475

PRENDA DEL ALMA	LOS JILGUEROS DEL ARROYO	5/22/2006	5/25/2006	SR 390-476

20 EXITOS DESDE TIERRA CALIENTE	LA NOBLEZA DE AGUILILLA	5/22/2006 SR	5/25/2006	SR 390-482

DOS EN UNO	NORTEÑOS DE OJINAGA	5/22/2006 SR	5/25/2006	SR 390-483

31

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

DOS EN UNO	BANDA MAGUEY	5/22/2006 SR	5/25/2006	SR 390-484

A GOZAR CON LOS CAPI	LOS CAPI	5/22/2006 SR	5/25/2006	SR 390-485

LA DIFERENCIA	RENACIMIENTO DE DURANGO	5/22/2006	5/25/2006	SR 390-486

DEDICADO A TODAS LAS MADRES	VARIOUS ARTISTS	5/22/2006 SR	5/25/2006	SR 390-487

ALGO ESPECIAL	NORTEÑOS DE OJINAGA	6/2/2006	6/5/2006	SR 390-986

DOS EN UNO	SPARX	6/2/2006 SR	6/5/2006	SR 390-987

INDOMABLE	INDOMABLE	6/2/2006	6/5/2006	SR 390-988

DOS EN UNO	INDUSTRIA DEL AMOR	6/2/2006 SR	6/5/2006	SR 390-989

DOS EN UNO	MOJADO	6/2/2006 SR	6/5/2006	SR 390-990

15 CUMBIAS CALIENTES	SONORA TROPICANA	6/2/2006 SR	6/5/2006	SR 390-991

DOS EN UNO	RIGO TOVAR	6/2/2006 SR	6/5/2006	SR 390-992

2 EN 1	MARCO ANTONIO SOLIS	11/30/2005	12/2/2005	SR 391-568

DE RANCHO EN RANCHO	VARIOUS ARTISTS	9/12/2006 SR	9/15/2006	SR 392-583

LOCOS DE AMOR	CORAZONES DEL AMOR	9/12/2006	9/15/2006	SR 392-585

LINEA DE ORO	POLO URIAS Y SU MAQUINA NORTEÑA	9/12/2006	9/15/2006	SR 392-588

HUELLA DIGITAL	BRONCO EL GIGANTE DE AMERICA	9/12/2006	9/15/2006	SR 392-589

CRISTAL Y ACERO	MANDINGO	9/12/2006 SR	9/15/2006	SR 392-590

PARA TI ... NUESTRA HISTORIA	GRUPO EXTERMINADOR	9/12/2006 SR	9/15/2006	SR 392-591

EXITOS	EL SIMBOLO	9/12/2006 SR	9/15/2006	SR 392-716

QUE NOS DIGAN LOCOS	TLAPEHUALA SHOW	9/12/2006	9/15/2006	SR 392-719

30 RECUERDOS	LOS BUKIS	9/12/2006 SR	9/15/2006	SR 392-720

LINEA DE ORO	CARLOS Y JOSE	9/12/2006	9/15/2006	SR 392-734

LINEA DE ORO	RIGO TOVAR	9/12/2006	9/15/2006	SR 392-736

LINEA DE ORO	ANA BARBARA	9/12/2006	9/15/2006	SR 392-739

LINEA DE ORO	LOS PLEBEYOS	9/12/2006 SR	9/15/2006	SR 392-742

LINEA DE ORO	BRISEYDA	9/12/2006	9/16/2006	SR 392-743

LINEA DE ORO	ADOLFO URIAS Y SU LOBO NORTEÑO	9/12/2006	9/15/2006	SR 392-744

LO MEJOR DE TIERRA CALIENTE	VARIOUS ARTISTS	9/12/2006 SR	9/15/2006	SR 392-745

32

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

LINEA DE ORO	BANDA LAMENTO SHOW DE DURANGO	9/12/2006	9/15/2006	SR 392-793

PARA TI ... NUESTRA HISTORIA	MOJADO	9/12/2006 SR	9/15/2006	SR 392-794

EN EL AIRE	PLUMA BLANCA	9/12/2006	9/15/2006	SR 392-795

LINEA DE ORO	LOS SEPULTUREROS	9/12/2006 SR	9/15/2006	SR 392-796

RECUERDO... EL VALOR DEL AMOR	VARIOUS ARTISTS	9/12/2006 SR	9/15/2006	SR 392-798

OJALA NO ME COMPRES (PORQUE TE PUEDE GUSTAR)	BANDA LAMENTO SHOW DE DURANGO	9/12/2006	9/15/2006	SR 392-799

LINEA DE ORO	CONJUNTO PRIMAVERA	9/12/2006	9/15/2006	SR 392-800

LINEA DE ORO	DINORA	9/12/2006	9/15/2006	SR 392-801

LINEA DE ORO	GRUPO EXTERMINADOR	9/12/2006	9/15/2006	SR 392-802

LINEA DE ORO	TIRANOS DEL NORTE	9/12/2006	9/15/2006	SR 392-803

NIÑA MIMADA	LOS ELEGIDOS	9/12/2006 SR	9/15/2006	SR 392-804

UN CARTEL DE EXITOS	VARIOUS ARTISTS	9/12/2006 SR	9/15/2006	SR 392-805

LINEA DE ORO	NORTEÑOS DE OJINAGA	9/12/2006	9/15/2006	SR 392-806

WWW.MIMIRADA.COM	DINORA Y LA JUVENTUD	5/22/2006	5/25/2006	SR 393-022

HISTORIA GRUPERA RECUERDOS INOLVIDABLES	VARIOUS ARTISTS	5/22/2006 SR	5/25/2006	SR 393-023

IMPRESIONANTES HUELLAS NORTEÑAS	LOS PUMAS DEL NORTE	7/19/2006	7/24/2006	SR 393-153

LOS AMOS DE LOS SIERREÑOS	LOS KORTEZ DE SINALOA	7/19/2006	7/24/2006	SR 393-154

RECUERDO AMORES DEL AYER	VARIOUS ARTISTS	7/19/2006 SR	7/24/2006	SR 393-155

UN VIAJE MUSICALMENTE MAGICO	VARIOUS ARTISTS	7/19/2006 SR	7/24/2006	SR 393-156

PARA TI NUESTRA HISTORIA	LOS ANGELES DE CHARLY	9/12/2006 SR	9/15/2006	SR 393-565

LINEA DE ORO	MOJADO	9/12/2006	9/15/2006	SR 393-566

LINEA DE ORO	BANDA PELILLOS	9/12/2006	9/15/2006	SR 393-578

CON EL ALMA DESNUDA	LOS REHENES DE JAVIER TORRES	9/12/2006	9/15/2006	SR 393-580

AMARTE ES UN PECADO	ZAINO	9/12/2006 SR	9/15/2006	SR 393-581

LINEA DE ORO	LOS RIELEROS DEL NORTE	9/12/2006	9/15/2006	SR 393-711

VIVA DURANGO	VARIOUS ARTISTS	11/10/2005 SR	11/14/2005	SR 393-975

33

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

EN VIVO	LOS ACOSTA	12/05/2005 SR	12/8/2005	SR 393-976

LAGRIMAS DEL ALMA	GRUPO INNOVACION	5/5/2006 SR	6/2/2006	SR 394-058

20 EXITAZOS BARBAROS	POLO URIAS Y SU MAQUINA NORTEÑA	5/5/2006 SR	6/2/2006	SR 394-059

20 CANTINAZOS	BANDA ZORRO	5/5/2006 SR	6/2/2006	SR 394-060

HISTORIAS QUE CONTAR	LOS TIGRES DEL NORTE	5/5/2006 SR	6/2/2006	SR 394-061

MUSICA URBANA-REGGAETON & HIP HOP	VARIOUS ARTISTS	05/31/2006 SR	6/2/2006	SR 394-062

REENCUENTRO	BANDA PEQUEÑOS MUSICAL	4/26/2006	6/2/2006	SR 394-063

AHORA CON LOS HUEVOS EN LA MANO	GRUPO EXTERMINADOR	4/26/2006 SR	6/2/2006	SR 394-064

DECORAME EL CORAZON	GUARDIANES DEL AMOR	4/26/2006	6/2/2006	SR 394-065

LOS GRANDES SUENAN MEJOR EN VIVO	VARIOUS ARTISTS	05/31/2006 SR	6/2/2006	SR 394-066

LINEA DE ORO	ROGELIO MARTINEZ	9/12/2006	9/15/2006	SR 394-587

ENTRE VIENTO Y MAREA	ES-KP	9/12/2006	9/15/2006	SR 394-588

LINEA DE ORO	BANDA MAGUEY	9/12/2006	9/15/2006	SR 394-590

LINEA DE ORO	EZEQUIEL PEÑA	9/12/2006	9/15/2006	SR 394-594

LINEA DE ORO	LOS HUMILDES HNOS. AYALA	9/12/2006 SR	9/15/2006	SR 394-595

PARA TI ... NUESTRA HISTORIA	LOS ACOSTA	9/12/2006 SR	9/15/2006	SR 394-596

VIENTO, BRISA Y TU RECUERDO	BRISEYDA Y LOS MUCHACHOS	12/06/2005 SR	12/9/2005	SR 394-791

ASI COMO ME VES	LIDIA AVILA	11/30/2005 SR	12/2/2005	SR 394-792

AMOR Y DELIRIO	LOS ACOSTA	11/30/2005 SR	12/2/2005	SR 394-793

LINEA DE ORO	PRISCILA Y SUS BALAS DE PLATA	6/1/2006	9/15/2006	SR 395-004

COMO TE EXTRAÑO-GRUPERO	VARIOUS ARTISTS	12/05/2005 SR	12/7/2005	SR 400-405

Y ARRIBA ZACATECAS	BANDA JEREZ	7/11/2006 SR	7/13/2006	SR 400-406

DEJENME LLORAR	YOLANDA PEREZ “LA POTRANQUITA”	7/16/2003	7/24/2003	SR-344-071

NUESTRA HISTORIA	BANDA EL RECODO	7/16/2003	7/24/2003	SR-344-072

SUEÑOS	JOSE MANUEL ZAMACONA Y LOS YONIC’S	7/16/2003	7/24/2003	SR-344-078

BAJO MIL LLAVES	LALO MORA	7/16/2003	7/24/2003	SR-344-079

34

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

AMANDOTE OTRA VEZ	ROGELIO MARTINEZ	7/16/2003	7/24/2003	SR-344-080

DE SINALOA PARA EL MUNDO	VARIOUS ARTISTS	7/16/2003	7/24/2003	SR-344-081

30 DE SAX EN SAX	VARIOUS ARTISTS	7/16/2003	7/24/2003	SR-344-082

TU AMOR O TU DESPRECIO	MARCO ANTONIO SOLIS	7/16/2003	7/24/2003	SR-344-083

NUESTRA HISTORIA: 20 GRANDES EXITOS	CONJUNTO PRIMAVERA	7/16/2003	7/24/2003	SR-344-084

SI NO ES A MI	SAMURAY	7/16/2003	7/24/2003	SR-344-085

REFLEXIONES	MANDINGO	7/16/2003	7/24/2003	SR-344-086

TOCAME	LOS PALOMINOS	7/16/2003	7/24/2003	SR-344-087

CUANDO NO ESTAS CONMIGO	CARLOS JIMENEZ	7/16/2003	7/24/2003	SR-344-088

SONIDEROS 2003	VARIOUS ARTISTS	7/16/2003	7/24/2004	SR-344-089

PURO CHIHUAHUA VOL. 3	VARIOUS ARTISTS	7/16/2003	7/24/2003	SR-344-090

AMARTE ES UN CASTIGO	MOJADO	7/16/2003	7/24/2003	SR-344-091

REENCUENTROS ROMANTICOS	LOS GREY’S & INDUSTRIA DEL AMOR	7/16/2003	7/24/2003	SR-344-096

ADICTO A TI	LOS GREY’S	7/16/2003	7/24/2003	SR-344-097

SENTIMIEWTOS A MI MADRE	VARIOUS ARTISTS	7/16/2003	7/24/2003	SR-344-098

VIVA LA BANDA	EZEQUIEL PEÑA	7/16/2003	7/24/2003	SR-344-099

ENAMORADAS	AROMA	12/30/2003	1/6/2004	SR-344-980

MAS DE 60’ MIN. CON BANDA (25 SUPER EXITOS)	VARIOUS ARTISTS	10/29/2003	11/14/2003	SR-346-054

LA HIJA DE NADIE	YOLANDA DEL RIO	10/29/2003	11/14/2003	SR-346-057

MEJOR QUE NUNCA: 15 EXITOS	LALO MORA	2/5/2004	2/20/2004	SR-346-693

ALGO DIFERENTE...I	BRISEYDA Y LOS MUCHACHOS	2/5/2004	2/11/2004	SR-346-823

MUJERES Y BOTELLAS	TEMBLOR DEL NORTE	2/5/2004	2/11/2004	SR-346-828

100% NORTENO	LOS PUMAS DEL NORTE	2/5/2004	2/11/2004	SR-346-830

RECUERDOS DE MI AYER VOL. 2	DINASTIA NORTEÑA	2/5/2004	2/11/2004	SR-346-831

LA OTRA PARTE DE MI	JAVIER ALONSO	2/5/2004	2/11/2004	SR-346-832

ORGULLOSAMENTE NORTEÑOS	LOS NORTEÑOS DE OJINAGA	2/5/2004	2/11/2004	SR-346-833

P.D. LOS’QUIERO	DINORA Y LA JUVENTUD	6/28/2005	7/29/2005	SR-373-640

DOS GENERACIONES-JUNTAS POR PRIMERA VEZ	CHELO & YESENIA FLORES	10/19/2005	10/21/2005	SR375-874

35

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

TROPECE CON DOS AMORES	DINASTIA NORTEÑA	6/28/2005	8/4/2005	SRU 593-204

A GOZAR PRIMAVERA	VARIOUS ARTISTS	4/20/2004	4/23/2004	ST 350-881

OTRO VINO, OTRA COPA	LOS REHENES	4/21/2003	11/24/2003	VA 1-225-912

20 EXITOS DE RITMO ROJO	RITMO ROJO	???	11/24/2003	VA 1-225-914

HOMENAJE A LAS GRANDES	JENNI RIVERA	4/17/2003	11/24/2003	VA 1-225-915

25 INOLVIDABLES	BANDA PELILLOS	???	11/24/2003	VA 1-225-917

NUESTRA HISTORIA	BANDA EL LIMON	4/17/2003	11/24/2003	VA 1-225-919

NUESTRA HISTORIA	LOS MUECAS	3/23/2004	3/12/2004	VA 1-265-381

CUMBIAS NORTEÑAS	VARIOUS ARTISTS	7/22/2004	7/26/2004	VA 1-265-382

20 BOLEROS ROMANTICOS	LOS TIGRES DEL NORTE	5/20/2004	7/26/2004	VA 1-265-383

NUESTRA HISTORIA	LOS ALBELARDOS	3/25/2004	3/29/2004	VA 1-265-384

15 EXITOS MUY DINAMICOS	LOS DINAMICOS DEL NORTE	3/25/2004	3/29/2004	VA 1-265-385

ENTRE AMIGOS	VARIOUS ARTISTS	7/21/2004	7/26/2004	VA 1-265-386

MI HISTORIA	DULCE	3/25/2004	3/29/2004	VA 1-265-398

EL AMOR Y LA DESGRACIA	JAVIER TORRES	4/13/2004	4/17/2004	VA 1-265-399

20 EXITOS PURA BANDA	VARIOUS ARTISTS	2/5/2004	2/11/2004	VA 1-275-587

PURO MICHOACAN	VARIOUS ARTISTS	5/12/2004	5/17/2004	VA 1-275-588
20 EXITOS DE LA ORIGINAL BANDA EL LIMON DE SALVADOR LIZARRAGA	BANDA EL LIMON	2/5/2004	2/11/2004	VA 1-275-589

20 EXITOS	TOMMY VALLES	5/12/2004	5/17/2004	VA 1-275-590

20 EXITOS DE BANDA EL PUEBLITO	BANDA EL PUEBLITO	2/5/2004	2/11/2004	VA 1-275-591

NUESTRA HISTORIA	CAMPECHE SHOW	3/25/2004	3/29/2004	VA 1-280-665

A TI MADRECITA	LOS TIGRES DEL NORTE	12/09/2005 VA	12/12/2005	VA 1-343-980

EKHYMOSIS	EKHYMOSIS	12/05/2005 VA	12/8/2005	VA 1-347-057

20 EXITOS	BANDA PELILLOS	3/8/2006 VA	3/10/2006	VA 1-348-724

LEGADO NORTEÑO-CORRIDOS	LOS HURACANES DEL NORTE	12/06/2005 VA	12/9/2005	VA 1-349-483

DESDE LA SIERRA	EL VENADO AZUL	5/5/2006 VA	6/2/2006	VA 1-352-151

20 EXITOS	BANDA FRESA ROJA	5/5/2006 VA	6/2/2006	VA 1-352-152

20 LIMONAZOS DE ORO	BANDA EL LIMON	5/5/2006 VA	6/2/2006	VA 1-352-153

36

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

ATRAS DE MI VENTANA	GRUPO ALFA 7	5/5/2006 VA	6/2/2006	VA 1-352-155

TAMBOREADA CALIENTE	VARIOUS ARTISTS	5/5/2006 VA	6/2/2006	VA 1-352-157

POSITIVO	AXE BAHIA	3/8/2006 VA	3/10/2006	VA 1-354-870

MAS ALLA DEL BIEN Y DEL MAL	EL TRI	3/20/2006 VA	3/23/2006	VA 1-354-871

EN VIVO Y A TODO COLOR	BANDA LAMENTO SHOW DE DURANGO	3/8/2006 VA	3/10/2006	VA 1-357-161

GRANDES EXITOS EN DVD	LOS RIELEROS DEL NORTE	3/8/2006 VA	3/10/2006	VA 1-357-182

MEXICO EN LA SANGRE - CHIHUAHUA	DOCUMENTAL	3/8/2006 VA	3/10/2006	VA 1-360-800

EN VIVO Y A TODO COLOR	ADOLFO URIAS Y SU LOBO NORTEÑO	3/8/2006 VA	3/10/2006	VA 1-360-801

EN VIVO	LOS ACOSTA	3/8/2006 VA	3/10/2006	VA 1-360-802

OLDIES DE LOS 80’S & 90’S	VARIOUS ARTISTS	5/22/2005 VA	5/25/2006	VA 1-365-441

LA HISTORIA DE UN IDOLO	RIGO TOVAR	5/22/2005 VA	5/25/2006	VA 1-365-442

GRANDES EXITOS CON BANDA Y NORTEÑO	JORGE LUIS CABRERA	5/15/2006 VA	6/2/2006	VA 1-367-806

TRIBUTO AL AMOR	LOS TEMERARIOS	5/15/2006 VA	6/2/2006	VA 1-367-807

NUESTRA HISTORIA	LOS MIER	5/15/2006 VA	6/2/2006	VA 1-369-364

CON SENTIMIENTO RANCHERO	JAVIER TORRES	5/15/2006 VA	6/2/2006	VA 1-369-387

BAILE GRUPERO	VARIOUS ARTISTS	8/3/2006 VA	8/7/2006	VA 1-369-401

BAILE NORTEÑO EN DVD	VARIOUS ARTISTS	8/3/2006 VA	8/7/2006	VA 1-369-402

GRANDES EXITOS EN DVD	LOS ANGELES DE CHARLY & AROMA	8/3/2006 VA	8/7/2006	VA 1-369-403

BAILE DE ESTRELLAS	VARIOUS ARTISTS	8/3/2006 VA	8/7/2006	VA 1-369-404

LEGADO MUSICAL	BANDA EL RECODO DE CRUZ LIZARRAGA	8/3/2006 VA	8/7/2006	VA 1-369-405

COMO TE EXTRAÑO POP	VARIOUS ARTISTS	5/15/2006 VA	6/2/2006	VA 1-378-530

DOS EN UNO	CARLOS Y JOSE	5/22/2006 VA	5/25/2006	VA 1-392-493

37

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

APPLICATIONS

DIVINO AMOR ETERNO	ADOLFO URIAS Y SU LOBO NORTEÑO	10/29/2003

MAL ACOSTUMBRADO	ALVARO TORRES	11/27/2002

TE ATRAPARE BANDIDO	ANA BARBARA	10/29/2003

20 EXITOS DE BANDA ALAMEDA DE CUISILLOS JAL.	BANDA ALAMEDA DE CUISILLOS JAL.	2/5/2004

20 EXITOS DE BANDA CAÑA	BANDA CAÑA	2/5/2004

DEJATE QUERER	BANDA EL CERRITO

BOLEROS…CON AMOR	BANDA LA MENTIRA	9/30/2003

CORRIDOS PA’ LOS GRANDES	BANDA LA MENTIRA	10/29/2003

AHORA SI RAZA III YA LLEGO!!!	BANDA LAMENTO SHOW DE DURANGO	2/5/2004

SON TUS PERFUMENES MUJER	BANDA LAMENTO SHOW DE DURANGO	10/29/2003

“100% MAGUEY”	BANDA MAGUEY

ME RECORDARAS	BANDA MAGUEY	11/27/2002

25 BANDAZOS DE PELOS	BANDA PELILLOS	3/23/2004

CON ESTILO	BANDA SHOW REVELACION	9/30/2003

EL CARPINTERO	BANDA SIERRA DE DURANGO	9/30/2003

SIN FORTUNA	BANDA ZIRAHUEN ‘EL ORGULLO DE MICHOACAN’	12/5/2002

UN BOHEMIO EN LA CANTINA	BANDA ZORRO	9/30/2003
ATODO GALOPE	BRONCO	MUST REFILE ENTIRE

SANGRE NORTEÑA	CARLOS Y JOSE	10/29/2003

PERDONAME MI AMOR	CONJUNTO PRIMAVERA	11/4/2002

15 CLASICAS DE LEYENDA	CORNELIO REYES Y LOS RELAMPAGOS DEL NORTE	10/29/2003

PROMESAS DE AMOR	COSTA AZUL DE CESAR ALEJANDRO	11/27/2002

ME ACOSTUMBRE	DINASTIA NORTEÑA	10/29/2003

ENTRE EL AMOR Y EL ODIO	DINORA Y LA JUVENTUD	9/30/2003

DEL PUEBLO PARA EL PUEBLO	EL GRAN JEFE	9/30/2003

40 ARTISTAS Y SUS SUPER EXITOS	FITO OLIVARES	12/2/2003

JUEGOS INFANTILES VOL.1	GOLLITO EL GRILLITO TU AMIGO FAVORITO	11/4/2002

38

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

PORQUE TE QUIERO AMOR	GRUPO ALFA	3/23/2004

40 ARTISTAS Y SUS SUPER EXITOS	GRUPO EXTERMNADOR	12/2/2003

FRENTE A TI	GRUPO INNOVACION

40 ART1STAS Y SUS SUPER EXITOS	GRUPO MODELO	12/2/2003

RAICES	INDUSTRIA DEL AMOR	11/4/2002

MI VIDA ERES TU	JAVIER ALONSO	10/29/2003

BACHATA EXITOS CRISTIANOS	JHONNY RAFAEL	4/18/2003

SOLO PARA ADULTOS	LA RALEA DE LA SIERRA	10/29/2003

PUROS ADOLORIDOS	LALO OLVERA	9/30/2003

CON BANDA	LAS JILGUERILLAS	10/29/2003

RECUERDOS	LOS ANGELES DE CHARLY	9/30/2003

CON TODO EL SABOR	LOS CAPI	9/30/2003

CUANDO VUELVA A MI MEXICO	LOS CAPOS DE MEXICO	11/27/2002

DEL MERITITO CERRO DE LA SILLA	LOS DOS DE NUEVO LEON	9/10/2005

LA RESPUESTA	LOS DOS DE NUEVO LEON	10/29/2003

CUANDO TU NO ESTAS	LOS GREYS	11/4/2002

RECORDANDO EL AYER	LOS GREY’S	10/29/2003

NUMERO 1 DEL ARPA	LOS HERMANOS JIMENEZ	9/30/2003

PA’L NORTE	LOS HURACANES DEL NORTE	11/4/2002

COMO OLVIDAR	LOS NORTEÑOS DE OJINAGA	9/30/2003

JUNTOS POR PRIMERA VEZ	LOS PALOMINOS Y LA MAFIA	10/29/2003
40 ARTISTAS Y SUS SUPER EXITOS	LOS PLEBEYOS	4/13/2004 VA	MUST REFILE ENTIRE

CON EXITOS DE REVENTON: 30 SUPER HITS	LOS PLEBEYOS	9/30/2003

VUELVEN: CON MAS PUNCH	LOS PLEBEYOS	9/30/2003

RUGIENDO	LOS PUMAS DEL NORTE	9/30/2003

“UNA LAGRIMA NO BASTA”	LOS TEMERARIOS	11/27/2002

20 CORRIDOS INOLVIDABLES: CD	LOS TIGRES DEL NORTE	9/30/2003

20 CORRIDOS INOLVIDABLES: CD & DVD	LOS TIGRES DEL NORTE	9/30/2003

39

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

NUESTRAS CONSENTIDAS (DVD)	LOS YONIC’S	9/17/2004

BOLEROS DE LUJO	LUIS Y JULIAN	9/30/2003

RANCHERAS DE LUJO	LUIS Y JULIAN	10/29/2003
QUIERO SER	MAZIZO MUSICAL	9/8/2004

NOSTALGIA RANCHERA	MIGUEL ANGEL	9/30/2003

NAVIDAD CON MOJADO	MOJADO	10/29/2003

ASI FUE	PARALELO NORTE	10/29/2003

SIMPLEMENTE AMOR	PARALELO NORTE	3/23/2004

40 ARTISTAS Y SUS SUPER EXITOS	POLO URIAS Y SU MAQUINA NORTEÑA	12/2/2003

TO2 A BAILAR	QUIMIKA	10/29/2003

EL TERCER JALON	RAFAEL BUENDIA CON BANDA LA COSTEÑA	10/29/2003
AGARRON NORTEÑO	RAMON AYALA Y SUS BRAVOS DEL NORTE Y LOS INVASORES DE NUEVO LEON	11/4/2002

PRISIONERO DE TI	RAUL HERNANDEZ	2/5/2004

20 EXITOS DE RAYO LASSER	RAYO LASSER	2/5/2004

CON 16 EXITOS PARA LA RAZA	RAZA OBRERA	11/14/2002

CON MUCHO CORAZON	ROBERTO VERDUZCO	9/30/2003

LABERINTO	TEMBLOR DEL NORTE	9/30/2003

RECORDANDO EL RANCHERO	TRAVIESO MUSICAL	3/2/2004

20 SENTIMIENTOS NORTEÑOS	VARIOUS ARTISTS	2/5/2004

20 TROPICALES BAILABLES	VARIOUS ARTISTS	12/30/2003

A MOVER EL BOTE	VARIOUS ARTISTS	10/29/2003

AMOR A LA MEXICANA V0L.2	VARIOUS ARTISTS	11/4/2002

ARCOIRIS MUSICAL MEXICANO VOL. 2	VARIOUS ARTISTS	4/16/2003

DE DURANGO A CHIHUAHUA	VARIOUS ARTISTS	10/29/2003

DUELO NORTEÑO	VARIOUS ARTISTS	11/4/2002

ENTRE AMIGOS	VARIOUS ARTISTS	7/22/2004

MUJER X MUJER GRUPERO	VARIOUS ARTISTS	11/4/2002

MUJER X MUJER RACHERO	VARIOUS ARTISTS	11/4/2002

PREMIOS QUE BUENA	VARIOUS ARTISTS	4/23/2003

40

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

RECUERDOS DE LA ONDA CHICANA	VARIOUS ARTISTS	10/29/2003

TE EXTRAÑO MAMA	VARIOUS ARTISTS	9/30/2003

LA REINA SONIDERA II SEGURO QUE SIII	XOCHILT	10/29/2003

ORGULLO MEXICANO	YOLANDA DEL RIO	10/29/2003

OPERA PRIMA

GRANDES EXITOS EN DVD	CONJUNTO PRIMAVERA	11/14/2005

20 EXITOS DE PELOS	BANDA PELILLOS	11/14/2005 PA

LOS MEGARTISTAS DEL AÑO 2005	VARIOUS ARTISTS	12/05/2005 PA

20 PRECIOSAS	VARIOUS ARTISTS	12/05/2005 PA

UNA DECADA DE EXITOS-LO MEJOR DE BANDA Y NORTEÑO	VARIOUS ARTISTS	12/05/2005 PA

200% DURANGUENSE	VARIOUS ARTISTS	12/9/2005

20 BOLEROS ROMANTICOS CON SAX	VARIOUS ARTISTS	12/9/2005

HOMENAJE A LOS TIGRES DEL NORTE	VARIOUS ARTISTS	12/09/2005 VA

HOMENAJE A LOS TIGRES DEL NORTE	VARIOUS ARTISTS	12/09/2005 PA

INTIMAMENTE	ADOLFO URIAS Y SU LOBO NORTEÑO	12/09/05 SR

MEXICO EN LA SANGRE-SINALOA	VARIOUS ARTISTS	12/09/2005 SR

MEXICO EN LA SANGRE-SINALOA	VARIOUS ARTISTS	12/09/2005 PA

LOS CUATRO DE CHIHUAHUA	VARIOUS ARTISTS	11/23/2005 SR

LOS CUATRO DE CHIHUAHUA	VARIOUS ARTISTS	11/23/2005 PA

CON EXPERIENCA Y JUVENTUD	LOS HURACANES DEL NORTE	11/23/2005 PA

PARRANDA TEQUILERA 2005	VARIOUS ARTISTS	11/23/2005 PA

GRANDES EXITOS EN DVD	LOS BUKIS	11/23/2005

LO NUEVO Y LO MEJOR - 15 EXITOS	LA ORIGINAL BANDA EL LIMON DE SALVADOR LIZARRAGA	2/6/2006 SR

LO NUEVO Y LO MEJOR - 15 EXITOS	LA ORIGINAL BANDA EL LIMON DE SALVADOR LIZARRAGA	2/6/2006 VA

LA PAUTA	VARIOUS ARTISTS	5/5/2006

A MUCHA HONRA	EZEQUIEL PEÑA	5/22/2006

DOS EN UNO	CARLOS Y JOSE	5/22/2006 SR

LA VERDAD	ESPEJISMO	7/11/2006

41

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER
2 EN 1	LOS REHENES DE JAVIER TORRES	7/19/2006 SR	Letter from copyright office

2 EN 1	BRISEYDA Y LOS MUCHACHOS	7/19/2006 SR

MAS CONFESIONES	ANA BARBARA & JENNIFER PEÑA	8/3/2006 SR

MAS CONFESIONES	ANA BARBARA & JENNIFER PEÑA	8//3/2006 PA

EXPLOSION NORTEÑA	VARIOUS ARTISTS	8/3/2006 VA

EXPLOSION NORTEÑA	VARIOUS ARTISTS	8/3/2006 PA

ARRIBA, ARRIBA	VARIOUS ARTISTS	8/3/2006 SR

ARRIBA, ARRIBA	VARIOUS ARTISTS	8/3/2006 PA

LINEA DE ORO- PUROS CORRIDOS	VARIOUS ARTISTS	1/11/2007

B.B.T	VARIOUS ARTISTS	1/11/2007 SR

LOS 20 EXITOS MAS BUSCADOS	VARIOUS ARTISTS	1/11/2007 SR

20 EXITOS SIERREÑOS	VARIOUS ARTISTS	1/11/2007 SR

Y … SIGUE LA MAQUINA DANDO	POLO URIAS Y SU MAQUINA NORTEÑA	1/11/2007

LINEA DE ORO- LOS SUPER GRUPOS	VARIOUS ARTISTS	1/11/2007

NO ME DEJES DE AMAR	LOS REMIS	1/11/2007

LINEA DE ORO	GRUPO EXTERMINADOR	1/11/2007 SR

LINEA DE ORO	LOS BONDADOSOS	1/11/2007 SR

LINEA DE ORO	LOS REHENES DE JAVIER TORRES	1/11/2007

ROMANTICOS Y ATREVIDOS	PABLO MONTERO & ROGELIO MARTINEZ	1/11/2007 SR

MAS FUERTE QUE NUNCA	BANDA EL RECODO	1/11/2007 SR

LINEA DE ORO- PASION CON SAX	VARIOUS ARTISTS	1/11/2007

LINEA DE ORO	BANDA PELILLOS	2/22/2007

2 IMPACTOS MUSICALES	VARIOUS ARTISTS	2/22/2007 SR

NORTEÑOS POR TRADICION	VARIOUS ARTISTS	2/22/2007 SR

LINEA DE ORO	BANDA ZORRO	2/22/2007 SR

PARA TI … MI HISTORIA	ANA BARBARA	2/22/2007 SR

PARA TI … MI HISTORIA	EZEQUIEL PEÑA	2/22/2007 SR

PARA TI…NUESTRA HISTORIA	LOS YONIC’S	2/22/2007 SR

42

TITLE	ARTIST	DATE SENT	DATE OF REGISTRATION	REGISTRATION NUMBER

PARA TI…NUESTRA HISTORIA	LOS REHENES DE JAVIER TORRES	2/22/2007 SR

PARA TI… NUESTRA HISTORIA	INDUSTRIA DEL AMOR	2/22/2007 SR

PARA TI… MI HISTORIA	GUARDIANES DEL AMOR	2/22/2007 SR

PARA TI…NUESTRA HISTORIA	CONJUNTO PRIMAVERA	2/22/2007 SR

PARA TI…NUESTRA HISTORIA	LOS RIELEROS DEL NORTE	2/22/2007 SR

PARA TI…NUESTRA HISTORIA	NAPOLEON	2/22/2007 SR

LINEA DE ORO	GRUPO ALFA 7	2/22/2007

CADA VEZ QUE TE VAS	LA TROMBA DURANGUENSE DE LALO RODARTE	2/22/2007

LINEA DE ORO	LOS YONIC’S	2/22/2007

LINEA DE ORO - 80’S & 90’S	VARIOUS ARTISTS	2/22/2007

LINEA DE ORO	LOS GREY’S	2/22/2007

LINEA DE ORO	CELSO PIÑA Y SU RONDA BOGOTA	2/22/2007

LINEA DE ORO	LOS MARINEROS DEL NORTE	2/22/2007

30 SONIDERAS	VARIOUS ARTISTS	2/22/2007 SR

LINEA DE ORO	LOS BARON DE APODACA	2/22/2007 SR

LINEA DE ORO	LA ORIGINAL BANDA EL LIMON	2/22/2007

LINEA DE ORO	BRONCO EL GIGANTE DE AMERICA	2/22/2007 SR

LINEA DE ORO	CRISTIAN	2/22/2007

PURA PACHANGA… CON BANDA	VARIOUS ARTISTS	2/22/2007 SR

SE QUE TRIUNFARE	VARIOUS ARTISTS	2/22/2007 SR

UN TORNADO NORTEÑO	NORTEÑOS DE OJINAGA	2/22/2007

UN ANGEL CON AMOR	DINORA	2/22/2007

MIL HORAS	PURA CAÑA	2/22/2007

ENAMORATE A LA MEXICANA	VARIOUS ARTISTS	2/22/2007 SR

43

Subschedule III.A.4

Fonomusic- Direct
	Song	Author	Publisher	Sent	Received	Register Id
1	AMANDOTE	ALEJANDRO MIGUEL VEZZANI LIENDO	FONOMUSIC, INC.	10/18/2006		PENDING
2	AMOR RECUERDAME	ALEJANDRO MIGUEL VEZZANI LIENDO	FONOMUSIC, INC.	11/1/2006		PENDING
3	APUNTAME AL CORAZON	RIGOBERTO OLIVARES	FONOMUSIC, INC.	1/30/2007		PENDING
4	ATIENDA SU MUJER	ZACARIAS GUMS JAVALERA	FONOMUSIC, INC.	1/30/2007		PENDING
5	BANDIDOS DE CORAZONES	LAURO GONZALEZ	FONOMUSIC, INC.	10/18/2006		PENDING
6	CHEQUE FALSO	RAMON GREEN	FONOMUSIC, INC.	2/26/2007		PENDING
7	CORAZON AJENO	OTONIEL SALDA#A	FONOMUSIC, INC.	2/26/2007		PENDING
8	DESPUES DE TU ADIOS	ALEJANDRO MIGUEL VEZZANI LIENDO	FONOMUSIC, INC.	11/1/2006		pending
9	DESTINO MARCADO	BRAULIO ESQUIVEL \ LEOPOLDO RAMIREZ URIAS	FONOMUSIC, INC.	10/13/2006		PENDING
10	DIME PORQUE	NESTOR DANIEL HOYER	FONOMUSIC, INC.	1/30/2007		PENDING
11	DIOS ME DIO UNA ESTRELLA	MARIA LUISA G. RAMIREZ	FONOMUSIC, INC.	1/30/2007		PENDING
12	DONDE CRECE EL AMOR	CRUZ GUERRERO	FONOMUSIC, INC.	2/1/2007		PENDING
13	DOS FLORES, DOS AMORES	BRIGIDO RAMIREZ SANCHEZ	FONOMUSIC, INC.	1/30/2007		PENDING
14	EL AYUDANTE DE LINO	RAMON VEGA CUAMEA	FONOMUSIC, INC.	9/5/2006		PENDING
15	EL GATO DE MARIA	RAFAEL RUBIO	FONOMUSIC, INC.	1/30/2007		PENDING
16	EL GATO PARRANDERO	JUAN MANUEL VASQUEZ	FONOMUSIC, INC.	10/13/2006		PENDING
17	EL PRECIO	LUIS ENRIQUE LOPEZ VALENZUELA	FONOMUSIC, INC.	2/26/2007		PENDING
18	ESTOY A PUNTO	JAVIER RIVERA	FONOMUSIC, INC.	2/26/2007		PENDING
19	ESTOY LLORANDO	OTONIEL SALDA#A	FONOMUSIC, INC.	2/26/2007		PENDING
20	GIRAS	ALEJANDRO MIGUEL VEZZANI LIENDO	FONOMUSIC, INC.	11/1/2006		PENDING
21	HERMANO MIO	DANIEL ISAI CANALES	FONOMUSIC, INC.	1/30/2007		PENDING
22	JUGAR CON FUEGO	JESUS ANIBAL DIAZ	FONOMUSIC, INC.	10/24/2006		PENDING
23	LLANTO DE LLUVIA	ARTURO SANTIAGO GUZMAN	FONOMUSIC, INC.	2/26/2007		PENDING
24	LO MEJOR DE MI	GAVINO GUERRERO	FONOMUSIC, INC.	1/30/2007		PENDING
25	LO PEOR DEL CASO	ADOLFO VALENZUELA	FONOMUSIC, INC.	10/18/2006		PENDING
26	LOS DOS NOS AMAMOS	BRIGIDO RAMIREZ SANCHEZ	FONOMUSIC, INC.	1/30/2007		PENDING
27	ME MINTIO	VICTOR HUGO YUNES CASTILLO	FONOMUSIC, INC.	10/18/2006		PENDING
28	MI DICCIONARIO DE AMOR	CELIO DURAN	FONOMUSIC, INC.	2/26/2007		PENDING
29	NO PUEDO OLVIDARTE	OTONIEL SALDA#A	FONOMUSIC, INC.	2/26/2007		PENDING
30	NUESTRA FIESTA	RAFAEL RUBIO	FONOMUSIC, INC.	1/30/2007		PENDING
31	PAGARAS	EMMANUEL VIZCARRONDO	FONOMUSIC, INC.	1/30/2007		PENDING
32	PAGARAS CON DIOS	MARIA LUISA G. RAMIREZ	FONOMUSIC, INC.	1/30/2007		PENDING
33	PIDE LO QUE QUIERAS	RAFAEL RUBIO	FONOMUSIC, INC.	1/30/2007		PENDING
34	POR QUE SERA	RICARDO SERRATO	FONOMUSIC, INC.	10/18/2006		PENDING
35	PORQUE	BRIGIDO RAMIREZ SANCHEZ	FONOMUSIC, INC.	1/30/2007		PENDING
36	QUE MARAVILLOSO	GUADALUPE C. SANTOS	FONOMUSIC, INC.	1/1/2007		PENDING
37	QUE VOY A HACER SIN TI	VICTOR MEDINA	FONOMUSIC, INC.	1/30/2007		PENDING
38	QUIEN	RAFAEL RUBIO	FONOMUSIC, INC.	1/30/2007		PENDING
39	QUIERO DECIRTE	OTONIEL SALDA#A	FONOMUSIC, INC.	2/26/2007		PENDING
40	RANCHERO DE LOS BUENOS	RAFAEL RUBIO	FONOMUSIC, INC.	1/30/2007		PENDING
41	RESIGNADO	ALVARO CORRAL	FONOMUSIC, INC.	10/18/2006		PENDING
42	SI TU SUPIERAS	MARIA LUISA G. RAMIREZ	FONOMUSIC, INC.	1/30/2007		PENDING
43	TE MIRARE LLORANDO	ABEL HERIBERTO ZEPEDA	FONOMUSIC, INC.	1/30/2007		PENDING
44	TOQUENME EL CUCU	LAURO GONZALEZ	FONOMUSIC, INC.	1/30/2007		PENDING
45	TORO ZACATECANO	FRANCISCO SALINAS COREA	FONOMUSIC, INC.	10/13/2006		PENDING
46	TRISTES RECUERDOS	BRIGIDO RAMIREZ SANCHEZ	FONOMUSIC, INC.	1/30/2007		PENDING
47	TU MIRADA	RAFAEL RUBIO	FONOMUSIC, INC.	1/30/2007		PENDING
48	UN BESO NADA MAS	RAUL O. GOVEA	FONOMUSIC, INC.	1/30/2007		PENDING
49	UN POCO DE TU AMOR	REYES SOSA CORTES	FONOMUSIC, INC.	2/26/2007		PENDING
50	UNA CANCION	BRIGIDO RAMIREZ SANCHEZ	FONOMUSIC, INC.	1/30/2007		PENDING
51	VOY A OLVIDAR	REYES SOSA CORTES	FONOMUSIC, INC.	2/26/2007		PENDING
52	WHIMBO EH	RAMON JIMENEZ	FONOMUSIC, INC.	10/13/2006		PENDING
53	ESOS DOS ENAMORADOS	JULIO CESAR CAPANO	FONOMUSIC, INC.	3/20/2007		PENDING
Total of Songs Pending for copyright registration certification 53 songs as of March 26, 2007.

Page 1 of 3	Fonomusic

Univision Music Publishing Direct
	Song	Author	Publisher	Sent	Received
1	EL NUEVO TRAFICANTE	JUAN MONDRAGON	UNIVISION MUSIC PUBLISHING	8/9/2006		PENDING
2	ACAPELLA (VOY A CANTARLE A CAPELLA)	RAMON MELENDEZ	UNIVISION MUSIC PUBLISHING	9/5/2006		PENDING
3	ADONDE SE FUE	STEVEN TEJADA	UNIVISION MUSIC PUBLISHING	12/5/2006		PENDING
4	AVIONCITO DE PAPEL	FELIPE BARRIENTOS (BMI)	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
5	BOLERO CALLEJERO	DANIEL ACEVEDO SANTIAGO \ JOEL FE	UNIVISION MUSIC PUBLISHING	1/23/2007		PENDING
6	BRUTAL	EDWIN ROSA VAZQUEZ	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
7	BUENOS DIAS PAPA	LITO SOLANAS	UNIVISION MUSIC PUBLISHING	12/12/2006		PENDING
8	CANCION PARA MI VIEJO	LITO SOLANAS	UNIVISION MUSIC PUBLISHING	12/12/2006		PENDING
9	CELOSA	ERIC RAMIREZ \ ANTONIO AVILES	UNIVISION MUSIC PUBLISHING	1/23/2007		PENDING
10	COMO GATOS Y PERROS	JORGE LUIS GONZALEZ	UNIVISION MUSIC PUBLISHING	9/5/2006		PENDING
11	COMO SE QUITA EL DOLOR	FELIPE BARRIENTOS (BMI)	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
12	CON ESTA HEMBRA NO SE JUEGA	ALTAGRACIA UGALDE MOTTA	UNIVISION MUSIC PUBLISHING	9/27/2006		PENDING
13	CONMIGO NO LA HICISTE	MAXIMINO CHAVEZ	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
14	CORAZON TRAICIONERO	LUCIO MONDRAGON	UNIVISION MUSIC PUBLISHING	8/9/2006		PENDING
15	CRUZANDO LA FRONTERA	FELIPE BARRIENTOS (BMI)	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
16	DANIEL	FELIPE BARRIENTOS (BMI)	UNIVISION MUSIC PUBLISHING	6/23/2006		PENDING
17	DEBES VOLVER	KEITH NIETO	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
18	DICEN QUE SOY TRAFICANTE ( ME DICEN EL TR	ALEJANDRO MONDRAGON	UNIVISION MUSIC PUBLISHING	8/9/2006		PENDING
19	DIME	JUAN MONDRAGON	UNIVISION MUSIC PUBLISHING	8/9/2006		PENDING
20	DISCULPAME	STEVEN TEJADA	UNIVISION MUSIC PUBLISHING	12/5/2006		PENDING
21	DOLOR DE AMOR	FABIAN FARHAT \ JORGE SILVESTRINI	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
22	EL AMOR	JUAN GUILLERMO TORRES COLON	UNIVISION MUSIC PUBLISHING	11/16/2006		PENDING
23	EL BORREGUITO	FELIPE BARRIENTOS (BMI)	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
24	EL CHINGUENGUENCHON	MAXIMINO CHAVEZ	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
25	EL CORRIDO DE ROBERTO ESTEVANO	JAIME CASTELLANOS	UNIVISION MUSIC PUBLISHING	7/24/2006		Pending
26	EL ENGANADO	JUAN MONDRAGON	UNIVISION MUSIC PUBLISHING	8/9/2006		PENDING
27	EL GUEY CIENEGUERO	MAXIMINO CHAVEZ	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
28	EL MURO	MAXIMINO CHAVEZ	UNIVISION MUSIC PUBLISHING	10/18/2006		PENDING

29	EL PAJARO CARPINTERO Y LA GUACAMAYA	MAXIMINO CHAVEZ	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
30	EL TENTEPIE	SAMUEL ROJAS GUZMAN	UNIVISION MUSIC PUBLISHING	9/5/2006		PENDING
31	EL VINO EN LA MEZA	GENARO VIDALES	UNIVISION MUSIC PUBLISHING	3/19/2007		PENDING
32	ELLA	WILLIAM ERIC WATSON BLANCO	UNIVISION MUSIC PUBLISHING	8/11/2006		PENDING
33	EN LA RADIO	ALEJANDRO ALONSO HUESCA	UNIVISION MUSIC PUBLISHING	9/5/2006		PENDING
34	ERES FUEGO MI AMOR	ERNESTO CERVANTES ACOSTA \ RICAF	UNIVISION MUSIC PUBLISHING	9/27/2006		PENDING
35	ES AMOR	DANNY MEJIA	UNIVISION MUSIC PUBLISHING	11/12/2006		PENDING
36	ESTA DESPEDIDA	ALEJANDRO MONDRAGON	UNIVISION MUSIC PUBLISHING	8/9/2006		PENDING
37	ESTAMOS READY	PEDRO TORRES VAZQUEZ \ EMANUEL \	UNIVISION MUSIC PUBLISHING	1/23/2007		PENDING
38	HER BROKEN HEART	STEVEN TEJADA	UNIVISION MUSIC PUBLISHING	12/5/2006		PENDING
39	HILIANA	DANNY MEJIA	UNIVISION MUSIC PUBLISHING	11/22/2006		PENDING
40	INTERLUDE—I’M SORRY	STEVEN TEJADA	UNIVISION MUSIC PUBLISHING	12/5/2006		PENDING
41	INTRO...GAME 7	STEVEN TEJADA	UNIVISION MUSIC PUBLISHING	12/5/2006		PENDING
42	JULAJU	EDWIN ROSA VAZQUEZ	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
43	LA BOMBITA	MAXIMINO CHAVEZ	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
44	LA CAMPAMOCHA	MAXIMINO CHAVEZ	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
45	LA CHANGA Y EL LEON	MAXIMINO CHAVEZ	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
46	LA CUMBIA DEL FORASTERO	JOSE MARTIN HERRERA REBOLLEDO	UNIVISION MUSIC PUBLISHING	9/5/2006		PENDING
47	LA DUDA	FELIPE BARRIENTOS (BMI)	UNIVISION MUSIC PUBLISHING	6/23/2006		PENDING
48	LA LAGARTIJA PANTIONERA	MAXIMINO CHAVEZ	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
49	LA PIPISCA (LA PIPIZCOL)	GERARDO RAMIREZ GALLARDO	UNIVISION MUSIC PUBLISHING	9/5/2006		PENDING
50	LE HECHE LOS PERROS A LAURA	MAXIMINO CHAVEZ	UNIVISION MUSIC PUBLISHING	9/5/2006		PENDING
51	LINDA MORENITA	LUCIO MONDRAGON	UNIVISION MUSIC PUBLISHING	8/9/2006		PENDING
52	LOS BUENOS AMIGOS	CLAUDIO CORSI	UNIVISION MUSIC PUBLISHING	2/26/2007		PENDING
53	ME ATREVO	DANIEL ACEVEDO SANTIAGO \ JOEL MC	UNIVISION MUSIC PUBLISHING	12/8/2006	1/23/2007	PENDING
54	ME EXTRANARAS	LEONARDO FREGOSO HERNANDEZ	UNIVISION MUSIC PUBLISHING	9/5/2006		PENDING
55	MI VIDA	FELIPE BARRIENTOS (BMI)	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
56	MIENTES	STEVEN TEJADA	UNIVISION MUSIC PUBLISHING	12/5/2006		PENDING
57	MIRAME	JUAN GUILLERMO TORRES COLON	UNIVISION MUSIC PUBLISHING	11/16/2006		PENDING
58	MUCHACHA PRECIOSA	LUCIO MONDRAGON	UNIVISION MUSIC PUBLISHING	8/9/2006		PENDING
59	MY FANTASY	DANNY MEJIA	UNIVISION MUSIC PUBLISHING	12/5/2006		PENDING
60	NECESITO TU AMOR	LEONEL ENRIQUE URIAS CAMACHO	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
61	NO HAGAS FUEGO	GENARO VIDALES	UNIVISION MUSIC PUBLISHING	3/19/2007		PENDING
62	NO PUEDO AMARTE	FELIPE BARRIENTOS (BMI)	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
63	OUTRO—OVERTIME	STEVEN TEJADA	UNIVISION MUSIC PUBLISHING	12/5/2006		PENDING
64	PA’L PUEBLO	GERARDO RAMIREZ GALLARDO	UNIVISION MUSIC PUBLISHING	9/5/2006		PENDING
65	PARA SER FELIZ	WILLIAM ERIC WATSON BLANCO	UNIVISION MUSIC PUBLISHING	8/11/2006		PENDING
66	POBRE Y ORGULLOSA	JUAN MONDRAGON	UNIVISION MUSIC PUBLISHING	8/9/2006		PENDING
67	PORQUE TE VAS DE MI	LUCIO MONDRAGON	UNIVISION MUSIC PUBLISHING	8/9/2006		PENDING
68	PRUEBA MI SABOR	JUAN GUILLERMO TORRES COLON	UNIVISION MUSIC PUBLISHING	11/16/2006		PENDING
69	PURO CHILE Y FRIJOLES	MAXIMINO CHAVEZ	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
70	QUIERO VOLVER	JOSE ALFREDO BONIFAZ	UNIVISION MUSIC PUBLISHING	10/13/2006		PENDING
71	QUISIERA ESTAR CONTIGO	JUAN MONDRAGON	UNIVISION MUSIC PUBLISHING	8/9/2006		PENDING
72	QUISIERA MORIR	JAIME DE LEON	UNIVISION MUSIC PUBLISHING	3/19/2007		PENDING
73	RAZA DE ACCION	MAXIMINO CHAVEZ	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
74	SENORA TENTACION	JOEL FELICIANO ROMERO	UNIVISION MUSIC PUBLISHING	1/23/2007		PENDING
75	SHORTY, SHORTY	STEVEN TEJADA	UNIVISION MUSIC PUBLISHING	12/5/2006		pending
76	SI LA VES	STEVEN TEJADA	UNIVISION MUSIC PUBLISHING	12/5/2006		Pending
77	SI ME DAS UN BESO	FELIPE BARRIENTOS (BMI)	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
78	SI TU QUIERES VOLVER	ERNESTO CERVANTES ACOSTA \ RICAF	UNIVISION MUSIC PUBLISHING	9/27/2006		PENDING
79	SOY UN LEON PARA US VIEJAS	MAXIMINO CHAVEZ	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
80	SR. SUEGRO	JUAN M. RODRIGUEZ GARCIA	UNIVISION MUSIC PUBLISHING	1/23/2007		PENDING
81	TE EXTRANO (UN TE QUIERO)	ALTAGRACIA UGALDE MOTTA	UNIVISION MUSIC PUBLISHING	9/27/2006		PENDING
82	TE QUIERO, TE QUIERO	IVAN RUIZ AYALA	UNIVISION MUSIC PUBLISHING	9/5/2006		PENDING
83	TE VAS DE AQUI	DANNY MEJIA	UNIVISION MUSIC PUBLISHING	11/22/2006		PENDING
84	TENIENDOTE A TI	LEONEL ENRIQUE URIAS CAMACHO \ HO	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
85	THE WAY I FEEL	STEVEN TEJADA	UNIVISION MUSIC PUBLISHING	12/5/2006		PENDING
86	TODO ERES TU	JUAN GUILLERMO TORRES COLON	UNIVISION MUSIC PUBLISHING	11/16/2006		PENDING
87	TU	DANNY MEJIA	UNIVISION MUSIC PUBLISHING	11/22/2006		PENDING
88	TU AMOR Y TUS BESOS	KEITH NIETO	UNIVISION MUSIC PUBLISHING	10/18/2006		PENDING
89	VALENTE MARTINEZ	JUAN MONDRAGON	UNIVISION MUSIC PUBLISHING	8/9/2006		PENDING
90	YA SUELTAMELO	MAXIMINO CHAVEZ	UNIVISION MUSIC PUBLISHING	2/20/2007		PENDING
91	YA TE PUEDES IR	ALTAGRACIA UGALDE MOTTA	UNIVISION MUSIC PUBLISHING	9/27/2006		PENDING
Total Registrations Pending for Copyright Certification 91 Songs as of March 26, 2007

Page 2 of 3	UMP-Cesion

Univision Music Publishing - VN Fan
	Song	Author	Publisher	Sent	Received	Register Id
1	EL ASESINO ENHIERVADO (EL ONDEA’O)	FRANCISCO QUINTERO ORTEGA	UNIVISION MUSIC PUBLISHING - VN FAN	2/26/2007		PENDING
2	EL POLLERO DE TIJUANA	FRANCISCO QUINTERO ORTEGA	UNIVISION MUSIC PUBLISHING - VN FAN	3/19/2007		PENDING
3	EL RECLAMO	FRANCISCO QUINTERO ORTEGA	UNIVISION MUSIC PUBLISHING - VN FAN	3/19/2007		PENDING
4	LA CHOCANTE	FRANCISCO QUINTERO ORTEGA	UNIVISION MUSIC PUBLISHING - VN FAN	3/19/2007		PENDING
5	LAS DOS MESERAS	FRANCISCO QUINTERO ORTEGA	UNIVISION MUSIC PUBLISHING - VN FAN	3/19/2007		PENDING
6	MIS TRES AMIGOS	FRANCISCO QUINTERO ORTEGA	UNIVISION MUSIC PUBLISHING - VN FAN	3/19/2007		PENDING
7	TIERRA DE TIGRES	FRANCISCO QUINTERO ORTEGA	UNIVISION MUSIC PUBLISHING - VN FAN	3/19/2007		PENDING
Total Songs pending for copyright certification 7 As of March 26, 2007

Page 3 of 3	UMP-VN-Fanl

SCHEDULE III

U.S. COPYRIGHTS, PATENTS AND TRADEMARKS

A. Copyrights

U.S. Copyright Registrations and Applications

Title	Author	Registration Number or Date Filed

See attached Subschedules III.A.1, III.A.2, III.A.3 and III.A.4

B. Patents

U.S. Patents

None.

U.S. Patent Applications

None.

C.	Trademarks

U.S. Federal Trademarks

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	107.7 FM LA INVASORA MUCHA MAS MUSICA AND DESIGN (KINV)

Advertising services, namely, promoting the goods and services of others through the distribution of printed material, and the production and distribution of radio commercials in Int’l Class 35.

Radio broadcasting services in Int’l Class 38.

Entertainment services in the nature of on-going radio programs via a global computer network featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,995,560 13 SEP 2005	76/520,402 08 MAY 2003	13 SEP 2015	Registered.

UNITED STATES	7 A LAS 7 (KSOL)

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and placing advertisements on television for others in Int’l Class 35;

Radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of radio broadcast music, events, advertising and programs featuring variety, news, talk shows, listener call-in contests, promotions and traffic reports in Int’l Class 41.

			Univision Radio, Inc.	2,448,978 08 MAY 2001	75/898,896 14 JAN 2000	08 MAY 2011	Registered.

UNITED STATES	A QUE NO TE ATREVES	Entertainment services, namely, a recurring television game program involving audience participation in Int’l Class 41.	UNLP	2,383,181 05 SEP 2000	75/817,283 7 OCT 1999		Registered.

III-2

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	ACCION EXTRA	Entertainment services, namely, a recurring television program featuring sports events in Int’l Class 41.	UCI	2,677,674 21 JAN 2003	76/388,570 29 MAR 2002	21 JAN 2013	Registered.

UNITED STATES	AL DESNUDO	Entertainment services, namely, a recurring television program focused on contemporary issues affecting young Hispanics in Int’l Class 41.	UCI	2,526,041 01 JAN 2002	76/000,943 15 MAR 2000	01 JAN 2012	Registered.

UNITED STATES	AMOR (KLVE/KXTN/WAMR)	Primarily Spanish language radio broadcasting services in Int’l Class 38.	Univision Radio, Inc.	2,057,449 29 APR 1997	75/122,033 19 JUN 1996	29 APR 2007	Registered.

UNITED STATES	AMOR AND DESIGN	Radio broadcasting services principally in the Spanish language in Int’l Class 38.	Univision Radio Florida, LLC	2,207,303 01 DEC 1998	75/418,634 15 JAN 1998	01 DEC 2008	Registered.

UNITED STATES	AÑORANZAS DE MI PUEBLO	Phonograph records, sound recordings, compact discs and pre-recorded cassette tapes all featuring music in Int’l Class 9.	UCI	3,136,769 29 AUG 2006	78/466,550 12 AUG 2004	29 AUG 2016	Registered.

UNITED STATES	AQUI SUENA LA QUE BUENA (105.1 – CHICAGO)

Radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	3,152,447 10 OCT 2006	76/251,317 04 MAY 2001	10 OCT 2016	Registered.

UNITED STATES	AQUI Y AHORA	Entertainment services, namely, a Spanish language news and current events television program in Int’l Class 41.	UNLP	2,081,224 22 JUL 1997	75/111,419 29 MAY 1996	22 JUL 2007	Registered.

III-3

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	ARCOIRIS MUSICAL MEXICANO AND DESIGN	Phonograms, sound recordings, compact discs, pre-recorded cassette tapes in lnt’l Class 9.	UCI	2,839,582 11 MAY 2004	76/451,630 23 SEP 2002	11 MAY 2014	Registered.

UNITED STATES	ASI ME LO CONTARON ASI ME LO CONTARON	Entertainment services, namely, providing an on going radio talk show program in Int’l Class 41.	UCI		78/646,290 08 JUN 2005		Pending.

UNITED STATES	A TU RITMO (HBC NETWORK)

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and telecommunication channels in Int’l Class 35;

Audio and radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,595,349 16 JUL 2002	76/024,278 12 APR 2000	16 JUL 2012	Registered.

UNITED STATES	CALIENTE	Primarily Spanish language radio broadcasting services in Int’l Class 38.	Univision Radio Florida, LLC	2,330,477 21 MAR 2000	75/122,031 19 JUN 1996		Registered.

UNITED STATES	CALIENTE AND DESIGN	Entertainment services, namely a Spanish language television variety program featuring music, dancing, interviews with artists and performers, centered on a beach party format for teenage and young adult audiences in Int’l Class 41.	UNLP	2,011,028 22 OCT 1996	74/632,015 09 FEB 1995	22 OCT 2016	Registered.

III-4

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	CHICAGO AL DIA (WIND)	Entertainment services in the nature of on-going programs in the field of news and community affairs in Int’l Class 41.	Univision Radio, Inc.	2,261,789 20 JUL 1999	75/096,742 30 APR 1996	20 JUL 2009	Registered.

UNITED STATES	CHON (KLNV-FM 106.5/SAN DIEGO)	Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.	Univision Radio, Inc.	3,056,151 31 JAN 2006	78/229,893 25 MAR 2003	31 JAN 2016	Registered.

UNITED STATES	CLUB AMERICA	Entertainment services, namely, a continuing television drama program in lnt’l Class 41.	UCI	2,591,204 09 JUL 2002	76/244,195 20 APR 2001	09 JUL 2012	Registered.

UNITED STATES	CON CIERTA INTIMIDAD	Entertainment services, namely, a recurring television program featuring popular musical artists performing in an intimate setting in Int’l Class 41.	UCI	2,530,669 15 JAN 2002	76/000,942 15 MAR 2000	15 JAN 2012	Registered.

UNITED STATUS	CONEXIÓN DEPORTE	Entertainment services, namely, a recurring television sports magazine program featuring the best action and greatest moments in extreme sports and competition in Int’l Class 41.	UCI		76/664,917 21 AUG 2006		Pending.

III-5

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	CON ORGULLO MEXICANO

Advertising services, namely, promoting the goods and services of others through the telecommunication channels, the global network, and through distribution of printed materials in Int’l Class 35;

Radio broadcasting services in Int’l Class 38;

Radio entertainment services in the nature of ongoing audio programs featuring music, news, talk shows, listener call-ins, public service announcements, traffic reports, and special events, namely, grand openings, remote broadcasts, sports, charities, festivals and listener; Educational and entertainment services, namely, providing motivational and educational speakers in Int’l Class 41.

			Univision Radio, Inc.	3,065,028 07 MAR 2006	78/327,627 13 NOV 2003	07 MAR 2016	Registered.

UNITED STATES	CON SAZÓN DE ESTE A OESTE	Entertainment and education services, namely, a recurring radio show in Int’l Class 41,	UCI		76/651,396 02 DEC 2005		Pending.

UNITED STATES	CONTROL AND DESIGN	Entertainment services in the form of an ongoing television variety program for teenage and young adult audiences in Int’l Class 41.	UNLP	1,902,000 27 JUN 1995	74/541,216 24 JUN 1994	27 JUN 2015	Registered.

UNITED STATES	CUENTAS CLARAS	Entertainment and education services, namely, a recurring radio program in Int’l Class 41.	UCI		76/651,329 02 DEC 2005		Pending.

UNITED STATUS	CUENTAS CLARAS	Entertainment and education services, namely, providing information to the public on finances and investments by way of televised public service announcements, on internet web pages, and at community fairs in Int’l Class 41.	UCI		76/664,110 04 AUG 2006		Pending.

III-6

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	!DE CABEZA!	Entertainment services, namely, a recurring television cartoon program in Int’l Class 41.	UCI	2,837,727 04 MAY 2004	76/383,409 14 MAR 2002		Registered.

UNITED STATUS	DECORANDO CONTIGO AND DESIGN (Galavision program)	Entertainment services, namely, a recurring television program focusing on design in Int’l Class 41.	UCI		77/049,895 22 NOV 2006		Pending.

UNITED STATES	DESAYUNO MUSICAL (WAMR)	Entertainment services in the nature of radio programs in Int’l Class 41.	Univision Radio, Inc.	1,733,657 17 NOV 1992	74/097,189 14 SEP 1990	17 NOV 2012	Registered.

UNITED STATES	DESPIERTA AMERICA	Entertainment services, namely, a continuing morning variety, talk, news and community service television program in Int’l Class 41.	UCI	2,202,092 03 NOV 1998	75/241,089 13 FEB 1997	03 NOV 2008	Registered.

UNITED STATES	DISCOS CISNE	Audio discs and audio tapes featuring music; music video recordings in Int’l Class 9.	FONOVISA, INC.	2,741,282 29 JUL 2003	76/390,957 03 APR 2002	29 JUL 2013	Registered.

UNITED STATES	EL BLA-BLAZO	Entertainment services, namely a recurring television game show with audience participation in Int’l Class 41.	UNLP	2,346,031 25 APR 2000	75/451,056 16 MAR 1998	25 APR 2010	Registered.

III-7

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	EL BLA-BLAZO AND DESIGN	Entertainment services, namely a recurring television game show with audience participation in Int’l Class 41.	UNLP	2,274,211 31 AUG 1999	75/504,793 18 JUN 1998	31 AUG 2009	Registered.

UNITED STATES	EL CAMERINO	Entertainment services, namely a recurring television program focused on the lifestyles and interests of music celebrities in Int’l Class 41.	UCI	3,118,129 18 JUL 2006	78/449,199 12 JUL 2004	18 JUL 2016	Registered.

UNITED STATES	EL CONSULTORIO DE LA DOCTORA ALIZA	Radio broadcasting services in Int’l Class 38.	Univision Radio, Inc.	2,966,552 12 JUL 2005	78/331,529 21 NOV 2003	12 JUL 2015	Registered.

UNITED STATES	EL CORBATON	Entertainment services, namely, the name for an on-air radio personality in Int’l Class 41.	UCI		76/651,314 05 DEC 2005		Pending.

UNITED STATES	EL GARAJE

Advertising services, namely, promoting the goods and services of others by arranging for sponsors to affiliate their goods and services with a radio program in Int’l Class 35;

Repair restoration an maintenance services, namely, providing advice concerning repair, maintenance and restoration of automobiles and other vehicles in Int’l Class 37;

Radio broadcasting services in Int’l Class 38;

Entertainment and education services in the nature of on-going audio programs via telecommunication channels, namely, a radio program about automobiles and other vehicles, talk show, featuring listener call-ins and information concerning automobiles via global computer network in Int’l Class 41.

			Univision Radio, Inc.	2,963,961 28 JUN 2005	78/328,312 14 NOV 2003	28 JUN 2015	Registered.

III-8

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	EL GORDO Y LA FLACA AND DESIGN	Entertainment services, namely, a recurring gossip television program in Int’l Class 41.	UNLP	2,361,616 27 JUN 2000	75/600,697 03 DEC 1998	27 JUN 2010	Registered.

UNITED STATUS	EL RASTRO DEL CRIMEN (Galavision program)	Entertainment services, namely, a recurring television program concerning crimes and crime solving in Int’l Class 41.	UCI	3,190,714 02 JAN 2007	76/651,337 02 DEC 2005	02 JAN 2017	Registered.

UNITED STATES	EL SOL DE LA BAHIA	Advertising services, namely, promoting the goods and services of others through the distribution of printed materials and telecommunication channels in Int’l Class 35;	Univision Radio, Inc.	2,434,719 13 MAR 2001	75/748,091 12 JUL 1999	13 MAR 2011	Registered.

Audio and radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in lnt’l Class 41.

UNITED STATES	EN ESTA ESQUINA	Entertainment services, namely, a recurring television program featuring boxing in Int’l Class 41.	UCI	2,659,380 10 DEC 2002	76/388,373 27 MAR 2002	10 DEC 2012	Registered.

UNITED STATES	EN PERSONA AND DESIGN	Entertainment services, namely, a recurring television program featuring biographies of entertainment celebrities and superstars in Int’l Class 41.	UCI	2,406,400 21 NOV 2000	75/897,182 14 JAN 2000	21 NOV 2010	Registered.

III-9

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	ENTERATE	Promoting public awareness of the need for healthy lifestyles and health awareness in the areas of fitness, illness prevention, nutrition and detection and management of illnesses, in the Latino community by means of televised public service announcements in Int’l Class 35.	UCI	3,043,428 17 JAN 2006	76/575,792 17 FEB 2004	17 JAN 2016	Registered.

UNITED STATES	EN TOTAL (CORPORATE)	Providing an on-line computer database featuring marketing information and advertising services, namely, promoting the goods and services of others through telecommunication channels in Int’l Class 35.	Univision Radio, Inc.	2,534,625 29 JAN 2002	75/771,280 09 AUG 1999	29 JAN 2012	Registered.

UNITED STATES	ESCANDALO TV	Entertainment services, namely, a recurring live television variety program featuring updates on current events and entertainment news in Int’l Class 41.	UCI	2,829,665 06 APR 2004	76/515,250 19 MAY 2003	06 APR 2014	Registered.

UNITED STATES	ESTAMOS UNIDOS	Entertainment services, namely, a recurring television situation comedy program in Int’l Class 41.	UCI	2,595,124 16 JUL 2002	75/887,003 04 JAN 2000	16 JUL 2012	Registered.

UNITED STATES	ESTEREO LATINO (KLTN)	Radio broadcasting in Int’l Class 41.	Univision Radio, Inc.	1,852,658 06 SEP 1994	74/302,533 10 AUG 1992	06 SEP 2014	Registered.

UNITED STATES	ESTEREO SOL (KSOL/KZOL)	Radio broadcasting services in Int’l Class 41.	Univision Radio, Inc.	2,132,248 27 JAN 1998	75/211,582 11 DEC 1996	27 JAN 2008	Registered.

UNITED STATES	FONOVISA	Cassette tapes, compact discs and phonograph records bearing musical sound recordings in Int’l Class 9; Posters in Int’l Class 16.	FONOVISA, INC.	1,782,485 20 JUL 1993	74/290,889 01 JUL 1992	20 JUL 2013	Registered.

III-10

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	FONOVISA AND F DESIGN	Musical sound recordings in Int’l Class 9; Posters in Int’l Class 16.	FONOVISA, INC.	2,279,877 21 SEP 1999	75/349,356 29 AUG 1997	21 SEP 2009	Registered.

UNITED STATES	FONOVISA AND F DESIGN

Pre-recorded videotapes and videocassettes featuring entertainment programs in Int’l Class 9;

Printed matter namely, books, magazines, newsletters, printed paper signs, stickers, posters, photographs, greeting cards, post cards, collectible trading cards and informational brochures, all the aforementioned goods in the subject of entertainment, music and the performing arts in Int’l Class 16.

			FONOVISA, INC.	2,279,948 21 SEP 1999	75/380,436 28 OCT 1997	21 SEP 2009	Registered.

UNITED STATES	FONOVISA RECORDS	Music sound recordings in the form of compact discs, cassette tapes, minidiscs, and cd-roms; audio and video recordings, in the form of tapes, dvds, and cartridges featuring music in Int’l Class 9.	FONOVISA, INC.	2,876,889 24 AUG 2004	76/547,944 29 SEP 2003	24 AUG 2014	Registered.

UNITED STATES	FONOVISA RECORDS AND DESIGN	Music sound recordings in the form of compact discs, cassette tapes, minidiscs, and cd-roms; audio and video recordings, in the form of tapes, dvds, and cartridges featuring music in Int’l Class 9.	FONOVISA, INC.	2,881,181 07 SEP 2004	76/547,943 29 SEP 2003	07 SEP 2014	Registered.

UNITED STATES	FUERA DE SERIE	Entertainment services, namely, a Spanish language television program covering sports events, personalities, and current events in Int’l Class 41.	UNLP	2,059,810 06 MAY 1997	74/658,717 10 APR 1995	06 MAY 2007	Registered.

III-11

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	FUTBOL LIGA MEXICANA AND DESIGN	Entertainment services in the nature of on-going Spanish language television programs in the field of sports in Int’l Class 41.	UCI		76/633,809 22 MAR 2005		Pending.

UNITED STATES	G AND DESIGN	Free and cable television broadcasting and television program production services in Int’l Classes 38 and 41.	UNLP	2,339,633 11 APR 2000	75/395,754 25 NOV 1997	11 APR 2010	Registered.

UNITED STATES	GALA SCENE	Entertainment services, namely, a recurring bilingual television program focused on the lifestyles and interests of young urban Latinos in Int’l Class 41.	UCI	2,613,207 27 AUG 2002	76/000,941 15 MAR 2000	27 AUG 2012	Registered.

UNITED STATES	GALERIA	Entertainment services, namely, a recurring television story segment appearing during recurring television news program in Int’l Class 41.	UTG	2,299,979 14 DEC 1999	75/587,546 12 NOV 1998	14 DEC 2009	Registered.

UNITED STATES	GIORGIOMANIA	Entertainment services, namely, a weekly children’s variety television program in Int’l Class 41.	UNLP	2,270,664 17 AUG 1999	75/505,000 16 JUN 1998	17 AUG 2009	Registered.

III-12

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	HBC

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and telecommunication channels in Int’l Class 35;

Audio and radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,401,790 07 NOV 2000	75/762,051 27 JUL 1999		Registered.

UNITED STATES	HBC HISPANIC BROADCASTING CORPORATION	Audio and radio broadcasting services in Int’l Class 38.	Univision Radio, Inc.	2,647,741 12 NOV 2002	75/762,052 27 JUL 1999	12 NOV 2012	Registered.

UNITED STATES	HBC HISPANIC BROADCASTING CORPORATION

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and telecommunication channels in Int’l Class 35;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,495,810 09 OCT 2001	75/980,681 27 JUL 1999	09 OCT 2011	Registered.

III-13

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	HBC HISPANIC BROADCASTING CORPORATION AND DESIGN	Audio and radio broadcasting services in Int’l Class 38.	Univision Radio, Inc.	2,650,978 19 NOV 2002	75/762,054 27 JUL 1999	19 NOV 2012	Registered.

UNITED STATES	HBC HISPANIC BROADCASTING CORPORATION AND DESIGN	Advertising services, namely, promoting the goods and services of others through the distribution of printed material and telecommunication channels in Int’l Class 35;	Univision Radio, Inc.	2,535,677 05 FEB 2002	75/980,523 27 JUL 1999	05 FEB 2012	Registered.

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

UNITED STATES	HBC HISPANIC BROADCASTING CORPORATION (COLOR LOGO)	Audio and radio broadcasting services in Int’l Class 38.	Univision Radio, Inc.	2,647,742 12 NOV 2002	75/762,053 27 JUL 1999	12 NOV 2012	Registered.

III-14

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	HBC HISPANIC BROADCASTING CORPORATION AND (COLOR) DESIGN

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and telecommunication channels in Int’l Class 35;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,647,902 12 NOV 2002	75/980,806 27 JUL 1999	12 NOV 2012	Registered.

UNITED STATES	HBC RADIO NETWORK

Providing radio advertising services for others in Int’l Class 35;

Radio broadcasting services; broadcasting programs via a global computer network in Int’l Class 38;

Entertainment services in the nature of radio programs featuring music, news, talk shows, listener call-ins, educational topics, contests and traffic reports in Int’l Class 41.

			Univision Radio, Inc.	2,449,835 08 MAY 2001	75/662,179 17 MAR 1999	08 MAY 2011	Registered.

UNITED STATES	HISPANIC BROADCASTING CORPORATION (SUPPLEMENTAL REG.)

Providing radio advertising services for others in Int’l Class 35;

Radio broadcasting services in Int’l Class 38;

Educational and entertainment services in the nature of audio and radio broadcast music, events, advertising and programs featuring variety, news, talk shows, listener call-in, contests, promotions, and traffic reports in Int’l Class 41.

			Univision Radio, Inc.	2,308,115 11 JAN 2000	75/662,199 17 MAR 1999	11 JAN 2010	Registered.

III-15

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	HISPANIC BROADCASTING CORPORATION

Providing radio advertising services for others in Int’l Class 35;

Radio broadcasting services in Int’l Class 38;

Educational and entertainment services in the nature of audio and radio broadcast music, events, advertising and programs featuring variety, news, talk shows, listener call-in, contests, promotions, and traffic reports in Int’l Class 41.

			Univision Radio, Inc.	2,543,848 05 MAR 2002	75/821,025 12 OCT 1999	05 MAR 2012	Registered.

UNITED STATES	H EL HANDYMAN EN SU CASA AND DESIGN	Entertainment services, namely, a radio program focused on house repairs in Int’l. Class 41.	UCI	3,010,395 01 NOV 2005	76/611,074 13 SEP 2004	01 NOV 2015	Registered.

UNITED STATES	INOLVIDABLES AL MEDIODIA (KLVE/LOS ANGELES)	Advertising services, namely, promoting the goods and services of others through telecommunication channels, the global computer network and through distribution of printed materials in Int’l Class 35;	Univision Radio, Inc.	2,918,525 18 JAN 2005	76/531,196 22 JUL 2003	18 JAN 2015	Registered.

Radio broadcasting services in Int’l Class 38;

Entertainment and education services in the nature of on-going audio programs provided via telecommunication channels, featuring music, news, talk shows, listener call-ins, public service, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

III-16

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	KEEP GROWING. WE ARE.

Providing advertising services for others on television, radio and online media platforms in Int’l Class 35;

Television and radio production, programming, distribution and broadcasting in Int’l Class 38.

			UCI		76/664,546 14 AUG 2006		Pending.

UNITED STATES	KESS

Radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of radio programming featuring music, variety shows, news, talk shows, listener call-ins, contests, traffic reports, promotions and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,637,959 22 OCT 2002	75/824,253 15 OCT 1999	22 OCT 2012	Registered.

UNITED STATES	K-LOVE (KTNQ/KLVE)

Designing and developing advertising for others; and promoting the goods and services of others through the distribution of printed material, promotion events, contests and by broadcast of radio commercials in Int’l Class 35;

Radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of radio programming featuring news and talk shows, music, traffic reports, and listener call-in shows in Int’l Class 41.

			Univision Radio, Inc.		75/430,440 06 FEB 1998		Suspended.

III-17

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	K (HEART) LOVE (STYLIZED) (KOVE- HOUSTON)

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and providing advertising for others on radio and a global computer network, in Int’l Class 35;

Radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of ongoing audio programs provided via radio and a global computer network, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely grand openings, remote broadcasts, sports, charities, festivals and listener contests. in Int’l Class 41.

			Univision Radio, Inc.		76/525,620 18 JUN 2003		Suspended.

UNITED STATES	KL(HEART SHAPED O)VE (STYLIZED) (KLQV SAN DIEGO)

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and providing advertising for others on radio and a global computer network in Int’l Class 35;

Radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, public service, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.		76/525,621 18 JUN 2003		Suspended.

III-18

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	KLOVE (KOVE- HOUSTON)

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and providing advertising for others on radio and a global computer network in Int’l Class 35;

Radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of ongoing audio programs provided via radio and global computer network, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.		76/525,622 18 JUN 2003		Suspended.

UNITED STATES	KL(HEART SHAPED O)VE (STYLIZED IN BLACK BOX)

Advertising services, namely, promoting the goods and services of others by preparing and placing advertisements through telecommunication channels, including, on-line, radio, and the global computer network and through distribution of printed materials in Int’l Class 35;

Radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided via, on-line, radio and the global computer network, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.		78/159,861 30 AUG 2002		Suspended.

III-19

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	KSOL

Advertising services, namely, promoting the goods and services of others through telecommunication channels, the global computer network and through distribution of printed materials in Int’l Class 35;

Radio broadcasting services in Int’l Class 38;

Entertainment and education services in the nature of on-going audio programs provided via telecommunication channels, featuring music, news, talk shows, listener call-ins, public service, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,853,134 15 JUN 2004	76/527,089 01 JUL 2003	15 JUN 2014	Registered.

UNITED STATES	LA CADENA DEL MUNDIAL	Television broadcasting services in Int’l Class 38.	UNLP	2,427,865 13 FEB 2001	75/587,198	12 NOV 2000	Registered.

UNITED STATES	LA CALLE RECORDS	Phonograms, sound recordings, compact discs, pre-recorded cassette tapes in Int’l Class 9.	UCI		78/424,078 05 MAY 2004		Pending.

UNITED STATES	LA CUBANISIMA	Radio broadcasting services directed toward Spanish speaking radio listeners in Int’l Class 38.	Univision Radio Florida, LLC	1,065,941 17 MAY 1977	73/077,856 20 FEB 1976	06 NOV 1997	Registered.

III-20

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	LA JEFA (KKRG)

Advertising services, namely, promoting the goods and services of others through telecommunication channels and the distribution of printed material in Int’l Class 35;

Radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,769,321 30 SEP 2003	78/184,835 13 NOV 2002	30 SEP 2013	Registered.

UNITED STATES	LA KALLE	Radio broadcasting services in Int’l Class 38.	UCI	3,097,264 30 MAY 2006	76/641,089 20 JUN 2005	30 MAY 2016	Registered.

UNITED STATES	LA NUEVA (KSCA)	Radio broadcasting services in Int’l Class 38 (amended from IC 41).	Univision Radio, Inc.		75/346,357 25 AUG 1997		Pending.

UNITED STATES	LA PICUDA	Radio broadcasting services in Int’l Class 38.	UCI	3,207,217 13 FEB 2007	76/657,214 24 MAR 2006	13 FEB 2007	Registered.

III-21

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	LA RADIO QUE HABLA (KTNQ/KLVE)

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and telecommunication channels in Int’l Class 35;

Audio and radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,405,784 21 NOV 2000	75/762,050 27 JUL 1999	21 NOV 2010	Registered.

UNITED STATES	LA SUPER PELICULA AND DESIGN	Entertainment services, namely, a series of television programs featuring movies in Int’l Class 41.	UCI	2,235,633 30 MAR 1999	75/226,052 15 JAN 1997	30 MAR 2009	Registered.

III-22

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	LATINO MIX (105.9 FM/PHOENIX)

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and telecommunication channels in Int’l Class 35;

Audio and radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,721,712 03 JUN 2003	75/784,168 25 AUG 1999	03 JUN 2013	Registered.

UNITED STATES	LA TREMENDA (STYLIZED) (WIND/WOJO)	Radio broadcasting services in Int’l Class 38.	Univision Radio, Inc.	1,524,843 14 FEB 1989	73/704,727 11 JAN 1988	14 FEB 2009	Registered.

UNITED STATES	LA VIDA ES UNA NOVELA AND DESIGN	Entertainment services, namely, a radio program focusing on highlights of soap operas in Int’l. Class 41.	UCI	3,012,765 08 NOV 2005	76/611,041 13 SEP 2004	08 NOV 2015	Registered.

UNITED STATES	LENTE LOCO	Entertainment namely a continuing Spanish-language television series in Int’l Class 41.	UNLP	1,832,468 19 APR 1994	74/316,666 24 SEP 1992	19 APR 2014	Registered.

UNITED STATES	LOCURA DEPORTIVA	Entertainment services, namely, a recurring radio sports show in Int’l Class 41.	UCI		76/651,343 02 DEC 2005		Published.

UNITED STATES	LOS METICIIES	Entertainment services, namely, a recurring comedy television program in Int’l Class 41.	UCI	2,778,295 28 OCT 2003	76/256,218 10 MAY 2001	28 OCT 2013	Registered.

III-23

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	LO VEREMOS TODO	Entertainment services, namely, a recurring television program concerning the daily lives of two celebrities in Int’l Class 41.	UCI	3,069,289 14 MAR 2006	78/421,423 05 MAY 2004	14 MAR 2016	Registered.

UNITED STATES	MEXICO EN LA SANGRE	Phonograph records, sound recordings, compact discs and pre-recorded cassette tapes all featuring music in Int’l Class 9.	UCI		78/466,511 12 AUG 2004		Pending.

UNITED STATES	MISION: REPORTAR AND DESIGN (Galavision program)	Entertainment services, namely, a program focusing on news and current interest stories in Int’l Class 41.	UCI		77/049,714 22 NOV 2006		Pending.

UNITED STATES	MI SUEÑO AMERICANO	Ongoing reality based, Spanish language television program focusing on start up business ventures in Int’l Class 41.	UCI		78/515,894 12 NOV 2004		Pending.

UNITED STATES	MUSIVISA	Sound recordings in the form of pre-recorded audio and/or video compact discs, cd-roms and tapes featuring music in lnt’l Class 9.	UCI		78/746,456 03 NOV 2005		Pending.

UNITED STATES	MUSIVISA	Music publishing services in Int’l Class 41; Licensing of intellectual property in Int’l Class 42.	UCI		78/746,686 03 NOV 2005		Pending.

UNITED STATES	NOCAUT AND DESIGN	Entertainment services, namely, a recurring sports television program in Int’l Class 41.	UCI		76/671140 08 JAN 2007		Pending.

III-24

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	NOCHE DE ESTRELLAS	Entertainment services; namely, a recurring live television program featuring a preview to a Spanish language awards program, including interviews with celebrities, and features and commentaries about the awards program in Int’l Class 41.	UNLP	2,343,136 18 APR 2000	75/664,357 19 MAR 1999	18 APR 2010	Registered.

UNITED STATES	NOTICIERO UNIVISION	Television entertainment services, namely, a television program in Int’l Class 41.	UNLP	1,610,165 14 AUG 1990	73/819,304 14 AUG 1989	14 AUG 2010	Registered.

UNITED STATES	NUESTRA BELLEZA	Entertainment services, namely, organizing, arranging and conducting beauty pageants in Int’l Class 41.	UNLP	1,615,210 25 SEP 1990	74/020,350 13 JAN 1990	25 SEP 2010	Registered.

UNITED STATES	NUESTRA HISTORIA	Series of sound recordings by different music artists in Int’l Class 9.	UCI	2,874,111 17 AUG 2004	76/547,942 29 SEP 2003	17 AUG 2014	Registered.

UNITED STATES	NUESTRA VIDA AND DESIGN	A recurring public service television program featuring news and community interest stories, and profiles on personalities of community leaders in Int’l Class 41.	UTG	2,315,524 08 FEB 2000	75/464,623 08 APR 1998	08 FEB 2010	Registered.

UNITED STATES	OBJETIVO FAMA	Entertainment services, namely, an ongoing Spanish language television talent contest program in Int’l Class 41.	UCI	2,974,164 19 JUL 2005	78/328,117 14 NOV 2003	19 JUL 2015	Registered.

UNITED STATES	ORGULLO HISPANO	Entertainment services, namely a recurring public service television announcement featuring accomplishments of prominent Latinos and Latinas living in the USA in Int’l Class 41.	UNLP	2,210,613 15 DEC 1998	75/348,462 28 AUG 1997	15 DEC 2008	Registered.

UNITED STATES	PENSANDO EN SU SALUD	Entertainment services in the nature of on-going radio programs featuring health information in Int’l Class 41.	Univision Radio, Inc.	2,970,861 19 JUL 2005	75/722,226 25 MAY 1999	19 JUL 2015	Registered.

III-25

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	PENSANDO EN TI	Entertainment services, namely a recurring public service television announcement featuring issues of public interest in Int’l Class 41.	UNLP	2,367,754 18 JUL 2000	75/587,544 12 NOV 1998	18 JUL 2010	Registered.

UNITED STATES	PICA Y SE EXTIENDE	Entertainment services, namely, a recurring gossip television program in Int’l Class 41.	UCI	2,543,041 26 FEB 2002	76/295,200 03 AUG 2001	26 FEB 2012	Registered.

UNITED STATES	PJ PREMIOS JUVENTUD	Entertainment services, namely, a recurring televised awards program in Int’l Class 41.	UCI		76/673,191 26 FEB 2007		Pending.

UNITED STATES	PREMIO LO NUESTRO A LA MUSICA LATINA	Entertainment services, namely, a Spanish language television program in Int’l Class 41.	UNLP	1,927,838 17 OCT 1995	74/577,490 23 SEP 1994	17 OCT 2015	Registered.

UNITED STATES	PREMIOS JUVENTUD	Entertainment services, namely, a recurring televised award program in Int’l Class 41.	UCI		76/673,190 26 FEB 2007		Pending.

UNITED STATES	PRIMER IMPACTO	Entertainment services, namely, a Spanish language news and current events television program in Int’l Class 41.	UNLP	1,922,574 26 SEP 1995	74/578,429 26 SEP 1994	26 SEP 2015	Registered.

UNITED STATES	PULSO 19	A public service program designed to encourage television viewers to report news events in Int’l Class 41.	UTG	2,327,859 14 MAR 2000	75/464,740 08 APR 1998	14 MAR 2010	Registered.

III-26

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	PURA RAZA (KRCD/KRCV/LA)

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and telecommunication channels in Int’l Class 35;

Radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	N/A	76/215,238 23 FEB 2001	N/A	Suspended.

UNITED STATES	PURA BUENAS

Radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,588,074 02 JUL 2002	76/252,351 04 MAY 2001	02 JUL 2012	Registered.

UNITED STATES	PURO TEJANO (KGBT/KlWW)	Radio broadcasting serviecs in Int’l Class 38.	Univision Radio, Inc.	1,825,500 08 MAR 1994	74/376,886 08 APR 1993	08 MAR 2014	Registered.

UNITED STATES	PURO TEJANO (KGBT/KIWW)	Television programming services and entertainment services, namely, entertainment in the nature of an on-going television program in Int’l Class 41.	Univision Radio, Inc.	2,159,887 26 MAY 1998	75/086,200 10 APR 1996	26 MAY 2008	Registered.

UNITED STATES	QUE BUENA! (KBNA 97.5 FM/EL PASO)	Bumper stickers in Int’l Class 16; Non-metal key chains in Int’l Class 20; Radio broadcasting services in Int’l Class 38.	Univision Radio, Inc.	2,080,564 22 JUL 1997	74/659,228 11 APR 1995	22 JUL 2007	Registered.

III-27

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	¿QUE CARAMBAS ES ESO?	Entertainment services, namely, a recurring segment on a television news program in Int’l Class 41.	UCI	2,932,622 15 MAR 2005	76/582,503 22 MAR 2004	15 MAR 2015	Registered.

UNITED STATES	QUE LOCO	Entertainment services, namely, a recurring television comedy program featuring Latino stand-up comedians.	UCI	2,404,362 14 NOV 2000	75/886,542 04 JAN 2000		Registered.

UNITED STATES	QUE ONDA

Advertising services, namely, promoting the goods and services of others through telecommunication channels and broadcast of radio commercials; arranging and conducting market promotional events for others in Int’l Class 35;

Audio and radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of audio programs featuring music, news, talk shows, listener call-in shows, traffic reports, sports, charities and listener contests in Int’l Class 41.

			Univision Radio, Inc.		78/361,286 02 FEB 2004		Pending.

UNITED STATES	QUIERO SER ESTRELLA AND DESIGN	Entertainment services, namely, a children’s talent search Spanish language television program in Int’l Class 41.	UNLP	2,331,037 21 MAR 2000	75/501,867 15 JUN 1998	21 MAR 2010	Registered.

UNITED STATES	RADIO MAMBI	Radio broadcasting services in Int’l Class 38.	Univision Radio Florida, LLC	1,851,709 30 AUG 1994	74/425,547 18 AUG 1993	30 AUG 2014	Registered.

III-28

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	RECUERDO (KRCD)

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and telecommunication channels in Int’l Class 35;

Audio and radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,579,796 11 JUN 2002	76/013,332 30 MAR 2000	11 JUN 2012	Registered.

UNITED STATES	REPUBLICA DEPORTIVA AND DESIGN	Entertainment services, namely a recurring sports variety television program in Int’l Class 41.	UNLP		75/074,177 05 APR 1999		Pending.

UNITED STATES	ROMANTICAS (KTNQ/KLVE)	Primarily Spanish language radio broadcasting services in Int’l Class 38.	Univision Radio, Inc.	2,077,647 08 JUL 1997	75/156,342 27 AUG 1996	08 JUL 2007	Registered.

UNITED STATES	RPE RUDY PEREZ ENTERPRISES AND DESIGN	Phonograms, sound recordings, compact discs, pre-recorded cassette tapes in Int’l Class 9.	UCI	2,852,851 15 JUN 2004	76/490,530 19 FEB 2003	15 JUN 2014	Registered.

III-29

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	SALUD, DINERO Y AMOR AND DESIGN	Conducting fairs to promote public awareness of the need for healthy lifestyles and health awareness in the areas of fitness, illness prevention, nutrition and detection and management of illnesses, financial education, management and investment, and relationship management and advice in Int’l Class 41.	UCI		78/507,546 28 OCT 2004		Pending.

UNITED STATES	SALUD ES VIDA ¡ENTÉRATE!	Promoting public awareness of the need for healthy lifestyles and health awareness in the areas of fitness, illness prevention, nutrition and detection and management of illnesses by means of televised public service announcements; arranging and conducting health fairs for business and advertising purposes in Int’l Class 35.	UCI		76/650,907 23 NOV 2005		Pending.

UNITED STATES	!SE PEGA! (WQBA)

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and providing advertising for others on radio and a global computer network in Int’l Class 35;

Radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,832,674 13 APR 2004	76/384,682 20 MAR 2002	13 APR 2014	Registered.

UNITED STATES	SGZ RECORDS	Music sound recordings in the form of compact discs, cassette tapes, mini-discs, and cd-roms; audio and video recordings, in the form of tapes, dvds, and cartridges featuring music in Int’l Class 9.	UCI	3,210,069 20 FEB 2007	76/660,568 25 MAY 2006	20 FEB 2007	Registered.

III-30

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	SOLO BOXEO	Entertainment services, namely, a Spanish language sporting events television program in Int’l Class 41.	UCI		76/673,668 06 MAR 2007		Pending.

UNITED STATES	SOÑANDO CONTIGO	Entertainment services, namely, a recurring television program dealing with people realizing the dreams of accomplishment in the USA in Int’l Class 41.	UCI	3,214,628 06 MAR 2007	76/661,041 05 JUN 2006	06 MAR 2017	Registered.

UNITED STATES	SWAN DESIGN	Audio discs and audio tapes featuring music; music video recordings in Int’l Class 9.	FONOVISA, INC.	2,544,744 05 MAR 2002	76/233,084 29 MAR 2001	05 MAR 2012	Registered.

UNITED STATES	TEJANO 107 FM (KXTN)	Radio broadcasting services in Int’l Class 38.	Univision Radio, Inc.	2,080,405 15 JUL 1997	75/091,782 22 APR 1996	15 JUL 2007	Registered.

UNITED STATES	TELEPUTURA	Television broadcasting services in Int’l Class 41.	UCI		76/268,617 06 JUN 2001		Suspended.

UNITED STATES	TELEFUTURA LOGO	Television transmission and broadcasting in Int’l Class 38.	UCI	2,744,155 29 JUL 2003	76/333,891 05 NOV 2001	29 JUL 2013	Registered.

III-31

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	TELEFUTURA AND DESIGN	Television transmission and broadcasting in Int’l Class 38.	UCI		76/333,891 05 NOV 2001		Suspended.

UNITED STATES	THE MO’ IN DA MO’NIN SHOW

Advertising services, namely, promoting the goods and services of others through telecommunication channels and the distribution of printed material in Int’l Class 35;

Radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	3,017,258 22 NOV 2005	78/288,750 18 AUG 2003	22 NOV 2015	Registered.

UNITED STATES	TRATO HECHO	Entertainment services, namely, a recurring television game program in Int’l Class 41.	UCI		78/411,214 30 APR 2004		Pending.

UNITED STATES	TU EQUIPO DE CONFIANZA AND DESIGN	Entertainment services, namely, a recurring television news program in Int’l Class 41.	UTG	2,347,211 02 MAY 2000	75/744,418 07 JUL 1999	02 MAY 2010	Registered.

III-32

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	TU FUTURO DEPENDE DE TI... ¡EDUCATE!	Promoting public awareness of the need for education by means of televised public service announcements; promoting public awareness of the importance of education and financial aid therefore through the organizing and conducting of fairs and exhibitions in Int’l Class 35.	UCI		76/657,538 30 MAR 2006		Pending.

UNITED STATES	TU PULSO	Education services, namely, a recurring television community affairs program in Int’l Class 41.	UCI		76/659,821 02 MAY 2006		Suspended.

UNITED STATES	ULTIMA HORA	Entertainment services, namely, a recurring television news program offering in-depth analysis and coverage of issues and events affecting the American Hispanic community in Int’l Class 41.	UCI	2,473,188 31 JUL 2001	75/907,885 01 FEB 2000	31 JUL 2011	Registered.

UNITED STATES	UNICINE	Prerecorded audio-video tapes, audio-video cassettes and audio video discs featuring music, and/or comedy, drama, action, adventure, and/or animation motion pictures in Int’l Class 9.	UCI	3,175,001 21 NOV 2006	78/474,371 26 AUG 2004	21 NOV 2016	Registered.

UNITED STATES	UNICINE (STYLIZED AND/OR WITH DESIGN)	Prerecorded audio-video tapes, audio-video cassettes and audio video discs featuring music, and/or comedy, drama, action, adventure, and/or animation motion pictures in Int’l Class 9.	UCI		78/765,921 02 DEC 2005		Published.

UNITED STATES	UNICLAVE	Online search services in Int’l Class 42.	UCI		76/673,914 12 MAR 2007		Pending.

III-33

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	UNIVISION	Providing web sites used to place on-line orders in the fields of music, film, theater and related entertainment arts, clothing and footwear, health and beauty, home furnishings, home electronics, tools and home improvement, home decoration, electrical appliances, jewelry, games, toys and sporting goods; promoting the goods and services of others by preparing and placing advertisements on web sites accessed through a global computer network; dissemination of advertising for others via an on-line electronic communications network; and online directory services, namely providing website links to third party web sites concerning music, film, theater and related entertainment arts and media, travel and vacation destinations, sports and recreation, health and fitness, news and current events, games, hobbies, business and finance, shopping and consumer services and other topics of interest via a website accessed through a global computer network in Int’l Class 35.	UCI	2,518,240 11 DEC 2001	75/773,610 12 AUG 1999	11 DEC 2011	Registered.

UNITED STATES	UNIVISION	Television broadcasting services in Int’l Class 38.	UNLP	1,624,073 20 NOV 1990	74/029,494 16 FEB 1990	20 NOV 2010	Registered.

III-34

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	UNIVISION

Providing on-line chat rooms and real-time group discussion for transmission of messages among computer users concerning music, film, theater and entertainment arts and media, travel and vacation destinations, sports and recreation, health and fitness, news and current events, games, hobbies, business and finance, shopping and consumer services and other topics of general interest in Int’l Class 38;

Computer services, namely, providing search engines for obtaining data on a global computer network and creating and maintaining specialized web sites for others featuring web site links to multiple business entities with e-commerce functionality; computer services providing customized on-line web pages featuring user-defined information, which includes search engines and on-line web links to news, weather, sports, current events, reference materials and customized e-mail messages, all in a wide range of user-defined fields; and on-line information services, namely, providing databases and web site links to other content providers in the fields of music, film, theater and related entertainment arts and media, travel and vacation destinations, sports and recreation, health and fitness, news and current events, games, hobbies, business and finance, shopping and consumer services, and other topics of general interest in Int’l Class 42.

			UCI	2,518,239 11 DEC 2001	75/773,609 12 AUG 1999	11 DEC 2011	Registered.

UNITED STATES	UNIVISION AND U DESIGN	Television broadcasting services in Int’l Class 38.	UNLP	1,672,807 21 JAN 1992	74/044,294 28 MAR 1990	21 JAN 2012	Registered.

III-35

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	UNIVISION.COM	Online computer services, namely, promoting, advertising, and selling the goods and services of others via global computer networks in Int’l Class 35.	UCI	2,518,241 11 DEC 2001	75/773,614 12 AUG 1999	11 DEC 2011	Registered.

UNITED STATES	UNIVISION.COM

Providing on-line chat rooms and real-time group discussion for transmission of messages among computer users concerning music, film, theater and entertainment arts and media, travel and vacation destinations, sports and recreation, health and fitness, news and current events, games, hobbies, business and finance, shopping and consumer services and other topics of general interest in Int’l Class 38.

Computer services, namely, providing search engines for obtaining data on a global computer network and creating and maintaining specialized web sites for others featuring web site links to multiple business entities with e-commerce functionality; computer services providing customized on-line web pages featuring user-defined information, which includes search engines and on-line web links to news, weather, sports, current events, reference materials and customized e-mail messages, all in a wide range of user-defined fields; and on-line information services, namely, providing databases and web site links to other content providers in the fields of music, film, theater and related entertainment arts and media, travel and vacation destinations, sports and recreation, health and fitness, news and current events, games, hobbies, business and finance, shopping and consumer services, and other topics of general interest in Int’l Class 42.

			UCI	2,528,166 08 JAN 2002	75/773,612 12 AUG 1999	08 JAN 2012	Registered.

UNITED STATES	UNIVISION MUSIC PUBLISHING	Entertainment services, namely, music publishing services in Int’l Class 41.	UCI	3,214,587 06 MAR 2007	76/657,432 29 MAR 2006	06 MAR 2017	Registered.

III-36

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	UNIVISION RECORDS	Music sound recordings in the form of compact discs, cassette tapes, minidiscs, and cd-roms; audio and video recordings, in the form of tapes, dvds, and cartridges featuring music in Int’l Class 9.	UCI	2,881,179 07 SEP 2004	76/547,925 29 SEP 2003	07 SEP 2014	Registered.

UNITED STATES	U UNIVISION RECORDS AND DESIGN	Music sound recordings in the form of compact discs, cassette tapes, minidiscs, and cd-roms; audio and video recordings, in the form of tapes, dvds, and cartridges featuring music in Int’l Class 9.	UCI	2,941,209 19 APR 2005	76/547,945 29 SEP 2003	19 APR 2015	Registered.

UNITED STATES	VER PARA CREER	Entertainment services, namely, a recurring television news program featuring dramatic, astounding and mysterious images from the farthest reaches of the planet in Int’l Class 41.	UCI	2,674,794 14 JAN 2003	76/382,415 13 MAR 2002	14 JAN 2013	Registered.

UNITED STATES	VIDA TOTAL	Entertainment services, namely, an ongoing television program focusing on health issues in Int’l Class 41.	UCI	3,154,861 10 OCT 2006	78/430,921 07 JUN 2004	10 OCT 2016	Registered.

UNITED STATES	WADO 12 80 AM AND DESIGN (WADO)	Radio broadcasting services in Int’l Class 38.	Univision Radio New York, Inc.	1,594,571 01 MAY 1990	73/818,292 11 AUG 1989	01 MAY 2010	Registered.

UNITED STATES	YO CUENTO	Tote bags in Int’l Class 18; Clothing, namely caps and t-shirts in Int’l Class 25.	Univision Radio, Inc.	2,410,393 05 DEC 2000	75/795,945 09 SEP 1999	05 DEC 2010	Registered.

III-37

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	YO CUENTO

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and telecommunication channels in Int’l Class 35;

Audio and radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,401,745 07 NOV 2000	75/746,601 09 JUL 1999	07 NOV 2010	Registered.

UNITED STATES	YO CUENTO AND (COLOR) DESIGN

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and telecommunication channels in Int’l Class 35;

Audio and radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,401,755 07 NOV 2000	75/749,199 13 JUL 1999	07 NOV 2010	Registered.

III-38

COUNTRY	MARK	GOODS/SERVICES	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS

UNITED STATES	YO CUENTO AND (COLOR) DESIGN	Tote bags in Int’l Class 18; Clothing, namely caps and t-shirts in Int’l Class 25.	Univision Radio, Inc.	2,410,389 05 DEC 2000	75/794,969 09 SEP 1999	05 DEC 2010	Registered.

UNITED STATES	YO CUENTO AND DESIGN

Advertising services, namely, promoting the goods and services of others through the distribution of printed material and telecommunication channels in Int’l Class 35;

Audio and radio broadcasting services in Int’l Class 38;

Entertainment services in the nature of on-going audio programs provided by telecommunication channels, featuring music, news, talk shows, listener call-ins, traffic reports, and events, namely, grand openings, remote broadcasts, sports, charities, festivals, and listener contests in Int’l Class 41.

			Univision Radio, Inc.	2,401,754 07 NOV 2000	75/749,198 13 JUL 1999	07 NOV 2010	Registered.

UNITED STATES	YO CUENTO AND DESIGN	Tote bags in Int’l Class 18; Clothing, namely caps and t-shirts in Int’l Class 25.	Univision Radio, Inc.	2,410,394 05 DEC 2000	75/795,947 09 SEP 1999	05 DEC 2010	Registered.

III-39

SCHEDULE IV

OFFICES FOR UCC FILINGS

California Secretary of State

Fonohits Music Publishing, Inc.

Fonomusic, Inc.

Fonovisa, Inc.

KAKW License Partnership, L.P.

KDTV License Partnership, G.P.

KFTV License Partnership, G.P.

KMEX License Partnership, G.P.

KTVW License Partnership, G.P.

KUVI License Partnership, G.P.

KUVN License Partnership, L.P.

KUVS License Partnership, G.P.

KWEX License Partnership, L.P

KXLN License Partnership, L.P.

Mi Casa Publications, Inc.

Sunshine Acquisition Corp.

Univision Radio Los Angeles, Inc.

WGBO License Partnership, G.P.

WLII/WSUR License Partnership, G.P.

WLTV License Partnership, G.P.

WXTV License Partnership, G.P.

Delaware Secretary of State

Broadcast Media Partners Holdings, Inc.

DISA Latin Publishing, LLC

Disa LLC

El Trato, Inc.

Galavision, Inc.

HBCi, LLC

HPN Numbers, Inc.

KCYT-FM License Corp.

KECS-FM License Corp.

KESS-AM License Corp.

KESS-TV License Corp.

KHCK-FM License Corp.

KICI-AM License Corp.

KICI-FM License Corp.

KLSQ-AM License Corp.

KLVE-FM License Corp.

KMRT-AM License Corp.

KTNQ-AM License Corp.

PTI Holdings, Inc.

Servicio de Informacion Programativa, Inc.

Spanish Coast-to-Coast Ltd.

Station Works, LLC

Telefutura Albuquerque LLC

Telefutura Bakersfield LLC

Telefutura Boston LLC

Telefutura Chicago LLC

Telefutura D.C. LLC

Telefutura Dallas LLC

Telefutura Fresno LLC

Telefutura Houston LLC

Telefutura Los Angeles LLC

Telefutura Miami LLC

Telefutura Network

Telefutura of San Francisco, Inc.

Telefutura Orlando Inc.

Telefutura Partnership of Douglas

Telefutura Partnership of Flagstaff

Telefutura Partnership of Floresville

Telefutura Partnership of Phoenix

Telefutura Partnership of San Antonio

Telefutura Partnership of Tucson

Telefutura Sacramento LLC

Telefutura San Francisco LLC

Telefutura Southwest LLC

Telefutura Tampa LLC

Telefutura Television Group, Inc.

The Univision Network Limited Partnership

TMS License California, Inc.

Umbrella Acquisition, Inc.

Univision Atlanta LLC

Univision Cleveland LLC

Univision Communications Inc.

Univision Home Entertainment, Inc.

Univision Investments, Inc.

Univision Management Co.

Univision Music LLC

Univision Music, Inc.

Univision Network Puerto Rico Production LLC

Univision New York LLC

Univision of Atlanta Inc.

Univision of New Jersey Inc.

Univision of Puerto Rico Inc.

Univision Online, Inc.

Univision Philadelphia LLC

Univision Puerto Rico Station Acquisition Company

Univision Puerto Rico Station Operating Company

Univision Puerto Rico Station Production Company

Univision Radio Broadcasting Puerto Rico, L.P.

Univision Radio Corporate Sales, Inc.

IV-2

Univision Radio Florida, LLC

Univision Radio Fresno, Inc.

Univision Radio GP, Inc.

Univision Radio Houston License Corporation

Univision Radio Illinois, Inc.

Univision Radio Investments, Inc.

Univision Radio Las Vegas, Inc.

Univision Radio License Corporation

Univision Radio Management Company, Inc.

Univision Radio New Mexico, Inc.

Univision Radio New York, Inc.

Univision Radio Phoenix, Inc.

Univision Radio Sacramento, Inc.

Univision Radio San Diego, Inc.

Univision Radio San Francisco, Inc.

Univision Radio Tower Company, Inc.

Univision Radio, Inc.

Univision Television Group, Inc.

Univision Texas Stations LLC

Univision-EV Holdings, LLC

UVN Texas L.P.

WADO-AM License Corp.

WLXX-AM License Corp.

WPAT-AM License Corp.

WQBA-AM License Corp.

WQBA-FM License Corp.

Wurzburg, Inc.

Florida Secretary of State

License Corp. No. 1

License Corp. No. 2

North Carolina Secretary of State

Univision of Raleigh, Inc.

WUVC License Partnership G.P.

Texas Secretary of State

Edimonsa Corporation

T C Television, Inc.

Tichenor License Corporation

Univision Radio Broadcasting Texas, L.P.

WADO Radio, Inc.

IV-3

SCHEDULE V

LEGAL NAMES, MAILING ADDRESSES;

ORGANIZATIONAL IDENTIFICATION NUMBERS; TAXPAYER IDENTIFICATION NUMBERS

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
Broadcast Media Partners Holdings, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	4315721	Corporation	20-8616631
DISA LATIN PUBLISHING, LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3547128	Limited Liability Company
Disa LLC	Delaware;	5999 Center Drive, Los Angeles, California 90045	3388956	Limited Liability Company	98-0351812
Edimonsa Corporation	Texas	5999 Center Drive, Los Angeles, California 90045	1169535	Corporation
El Trato, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3832023	Corporation
Fonohits Music Publishing, Inc.	California;	5999 Center Drive, Los Angeles, California 90045	C2109198	Corporation
Fonomusic, Inc.	California;	5999 Center Drive, Los Angeles, California 90045	C1774065	Corporation
Fonovisa, Inc.	California	5999 Center Drive, Los Angeles, California 90045	C1374693	Corporation	95-4049485
Galavision, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2638302	Corporation	95-4596951

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
HBCi, LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	2461400	Limited Liability Company
HPN Numbers, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3316572	Corporation
KAKW License Partnership, L.P.	California;	5999 Center Drive, Los Angeles, California 90045	200234600001	Limited Partnership
KCYT-FM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2473786	Corporation
KDTV License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership
KECS-FM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2473785	Corporation
KESS-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461405	Corporation
KESS-TV License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2498371	Corporation
KFTV License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership
KHCK-FM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2498974	Corporation
KICI-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461407	Corporation
KICI-FM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2498976	Corporation
KLSQ-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2498973	Corporation

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
KLVE-FM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461399	Corporation	88-0331123
KMEX License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership
KMRT-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461408	Corporation
KTNQ-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461398	Corporation
KTVW License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership
KUVI License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership
KUVN License Partnership, L.P.	California	5999 Center Drive, Los Angeles, California 90045	200300300021	Limited Partnership
KUVS License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership
KWEX License Partnership, L.P	California	5999 Center Drive, Los Angeles, California 90045	200300300023	Limited Partnership
KXLN License Partnership, L.P.	California	5999 Center Drive, Los Angeles, California 90045	200300300022	Limited Partnership
License Corp. No. 1	Florida	5999 Center Drive, Los Angeles, California 90045	L12461	Corporation
License Corp. No. 2	Florida	5999 Center Drive, Los Angeles, California 90045	L12462	Corporation
Mi Casa Publications, Inc.	California	5999 Center Drive, Los Angeles, California 90045	C1707007	Corporation

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
PTI Holdings, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2296362	Corporation
Servicio de Informacion Programativa, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2988409	Corporation
Spanish Coast-to-Coast Ltd.	Delaware	5999 Center Drive, Los Angeles, California 90045	2100620	Corporation
Station Works, LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3391859	Limited Liability Company
Sunshine Acquisition Corp.	California	5999 Center Drive, Los Angeles, California 90045	C1807412	Corporation
T C Television, Inc.	Texas	5999 Center Drive, Los Angeles, California 90045	01360786	Corporation
Telefutura Albuquerque LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3700547	Limited Liability Company
Telefutura Bakersfield LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3592390	Limited Liability Company
Telefutura Boston LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609457	Limited Liability Company
Telefutura Chicago LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609770	Limited Liability Company
Telefutura D.C. LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609332	Limited Liability Company
Telefutura Dallas LLC	DE	5999 Center Drive, Los Angeles, California 90045	3609421	Limited Liability Company
Telefutura Fresno LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3592383	Limited Liability Company

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
Telefutura Houston LLC	Delaware;	5999 Center Drive, Los Angeles, California 90045	3609502	Limited Liability Company
Telefutura Los Angeles LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609977	Limited Liability Company
Telefutura Miami LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609667	Limited Liability Company
Telefutura Network	Delaware	5999 Center Drive, Los Angeles, California 90045	3406547	Corporation	48-1284839
Telefutura of San Francisco, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2501663	Corporation
Telefutura Orlando Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2444708	Corporation
Telefutura Partnership of Douglas	Delaware	5999 Center Drive, Los Angeles, California 90045	3464525	General Partnership
Telefutura Partnership of Flagstaff	Delaware	5999 Center Drive, Los Angeles, California 90045	3464523	General Partnership
Telefutura Partnership of Floresville	Delaware	5999 Center Drive, Los Angeles, California 90045	3464528	General Partnership
Telefutura Partnership of Phoenix	Delaware	5999 Center Drive, Los Angeles, California 90045	3464513	General Partnership
Telefutura Partnership of San Antonio	Delaware	5999 Center Drive, Los Angeles, California 90045	3464527	General Partnership
Telefutura Partnership of Tucson	Delaware	5999 Center Drive, Los Angeles, California 90045	3464524	General Partnership

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
Telefutura Sacramento LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3592385	Limited Liability Company
Telefutura San Francisco LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3592378	Limited Liability Company
Telefutura Southwest LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3462874	Limited Liability Company
Telefutura Tampa LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609715	Limited Liability Company
Telefutura Television Group, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3022925	Corporation	95-4862792
The Univision Network Limited Partnership	Delaware	5999 Center Drive, Los Angeles, California 90045	2318109	Limited Partnership	95-4399333
Tichenor License Corporation	Texas	5999 Center Drive, Los Angeles, California 90045	125885880	Corporation
TMS License California, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2637136	Corporation
Umbrella Acquisition, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	4162092	Corporation	20-5102094
Univision Atlanta LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609548	Limited Liability Company
Univision Cleveland LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609516	Limited Liability Company
Univision Communications Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2296357	Corporation	95-4398884
Univision Home Entertainment, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3811059	Corporation

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
Univision Investments, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3590160	Corporation	82-0575698
Univision Management Co.	Delaware	5999 Center Drive, Los Angeles, California 90045	3588310	Corporation	56-2301136
Univision Music LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3380386	Limited Liability Company	95-4854662
Univision Music, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3374850	Corporation	95-4853455
Univision Network Puerto Rico Production LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3988229	Limited Liability Company	20-3061516
Univision New York LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609513	Limited Liability Company
Univision of Atlanta Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2097383	Corporation	65-1160224
Univision of New Jersey Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2097389	Corporation	65-1160227
Univision of Puerto Rico Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3281682	Corporation	51-0402610
Univision of Raleigh, Inc.	North Carolina	5999 Center Drive, Los Angeles, California 90045	0282157	Corporation
Univision Online, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3093976	Corporation	13-4078167
Univision Philadelphia LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3609497	Limited Liability Company
Univision Puerto Rico Station Acquisition Company	Delaware	5999 Center Drive, Los Angeles, California 90045	3934542	Corporation	20-2921574

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
Univision Puerto Rico Station Operating Company	Delaware	5999 Center Drive, Los Angeles, California 90045	3934537	Corporation
Univision Puerto Rico Station Production Company	Delaware	5999 Center Drive, Los Angeles, California 90045	3988222	Corporation
Univision Radio Broadcasting Puerto Rico, L.P.	Delaware	5999 Center Drive, Los Angeles, California 90045	3683908	Limited Partnership	86-1073958
Univision Radio Broadcasting Texas, L.P.	Texas	5999 Center Drive, Los Angeles, California 90045	8629010	Limited Partnership
Univision Radio Corporate Sales, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2939615	Corporation
Univision Radio Florida, LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	2359818	Limited Liability Company	95-4455121
Univision Radio Fresno, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3444860	Corporation
Univision Radio GP, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3025991	Corporation
Univision Radio Houston License Corporation	Delaware	5999 Center Drive, Los Angeles, California 90045	2873545	Corporation
Univision Radio Illinois, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2442008	Corporation	51-0361971
Univision Radio Investments, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2557820	Corporation
Univision Radio Las Vegas, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2471297	Corporation
Univision Radio License Corporation	Delaware	5999 Center Drive, Los Angeles, California 90045	2889894	Corporation	75-2765164

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
Univision Radio Los Angeles, Inc.	California	5999 Center Drive, Los Angeles, California 90045	C1707006	Corporation	99-0248293
Univision Radio Management Company, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3218474	Corporation
Univision Radio New Mexico, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3567237	Corporation	81-0571893
Univision Radio New York, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2557779	Corporation	88-0349752
Univision Radio Phoenix, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2968036	Corporation	75-2791278
Univision Radio Sacramento, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3628917	Corporation
Univision Radio San Diego, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2889893	Corporation	75-2765167
Univision Radio San Francisco, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2637135	Corporation	75-2660184
Univision Radio Tower Company, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3026190	Corporation
Univision Radio, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	2297655	Corporation	99-0113417
Univision Television Group, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	0672405	Corporation	95-4398877
Univision Texas Stations LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3588886	Limited Liability Company
Univision-EV Holdings, LLC	Delaware	5999 Center Drive, Los Angeles, California 90045	3187815	Limited Liability Company

Legal Name of Entity	Jurisdiction of organization	Mailing Address	Organizational ID number	Organization Type	EIN
UVN Texas L.P.	Delaware	5999 Center Drive, Los Angeles, California 90045	3588926	Limited Partnership	47-0896341
WADO Radio, Inc.	Texas	5999 Center Drive, Los Angeles, California 90045	1015152	Corporation	75-2317350
WADO-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461402	Corporation
WGBO License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership
WLII/WSUR License Partnership, G.P.	California;	5999 Center Drive, Los Angeles, California 90045		General Partnership
WLTV License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045		General Partnership
WLXX-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2489731	Corporation
WPAT-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2557745	Corporation
WQBA-AM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461403	Corporation
WQBA-FM License Corp.	Delaware	5999 Center Drive, Los Angeles, California 90045	2461404	Corporation
Wurzburg, Inc.	Delaware	5999 Center Drive, Los Angeles, California 90045	3811060	Corporation
WUVC License Partnership G.P.	North Carolina	5999 Center Drive, Los Angeles, California 90045		General Partnership
WXTV License Partnership, G.P.	California	5999 Center Drive, Los Angeles, California 90045

SCHEDULE VI

COMMERCIAL TORT CLAIMS AND CHATTEL PAPER

None.

Exhibit A to the

First-Lien Guarantee and

Collateral Agreement

SUPPLEMENT NO. [●] (this “Supplement”) dated as of [●], to the First-Lien Guarantee and Collateral Agreement dated as of March 29, 2007 (the “Guarantee and Collateral Agreement”), among BROADCAST MEDIA PARTNERS HOLDINGS, INC., a Delaware corporation (“Holdings”), UMBRELLA ACQUISITION, INC., a Delaware corporation (“Merger Sub”) to be merged with and into UNIVISION COMMUNICATIONS INC. (the “Company”). UNIVISION OF PUERTO RICO INC., a Delaware corporation (“Subsidiary Borrower” and together with the US Borrower referred to in the Credit Agreement below, the “Borrowers” and each, a “Borrower”), each subsidiary of the Borrowers from time to time party thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, the Borrowers and Holdings are referred to collectively herein as the “Grantors”) and DEUTSCHE BANK AG NEW YORK BRANCH, as First-Lien collateral agent (in such capacity, the “First-Lien Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of March 29, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (the “Lenders”), and Deutsche Bank AG New York Branch, as administrative agent for the Lenders, as First-Lien Collateral Agent and as second-lien collateral agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

C. The Grantors have entered into the First Lien Guarantee and Collateral Agreement in order to induce the First-Lien Lenders to make First Lien Loans and the Issuing Banks to issue Letters of Credit. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Restricted Subsidiaries of the Borrowers may become Subsidiary Guarantors and Grantors under the First Lien Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the First Lien Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit as consideration for Loans previously made and Letters of Credit previously issued, and to induce the Hedge Creditors to enter into and/or maintain Hedging Obligations with one or more Loan Parties.

Accordingly, the First-Lien Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof (for this purpose, as though references therein to the Closing Date were to the date hereof). In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the First-Lien Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01 of the Guarantee and Collateral Agreement, for the equal and ratable benefit of the Existing Senior Note Holders), their successors and permitted assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the First-Lien Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the First-Lien Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the First-Lien Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Equity Interests and Pledged Debt Securities now owned by the New Subsidiary and

(ii) any and all Intellectual Property now owned by the New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary and its jurisdiction of organization.

SECTION 5. Except as expressly supplemented hereby, the First-Lien Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the First-Lien Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the First-Lien Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it in care of the Borrowers as provided in Section 9.01 of the Credit Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the First-Lien Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the First-Lien Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary and the First-Lien Collateral Agent have duly executed this Supplement to the First Lien Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by
Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

DEUTSCHE BANK AG NEW YORK BRANCH, as First-Lien Collateral Agent,

by
Name:
Title:

by
Name:
Title:

Collateral of the New Subsidiary

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

[Follow format of Schedule III to the

Guarantee and Collateral Agreement.]